UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06243

Franklin Strategic Series
(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, Ca 94403-1906
(Address of principal executive offices)    (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 4/30

Date of reporting period: 4/30/16

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter
April 30, 2016

Franklin Strategic Series

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Annual Report
Economic and Market Overview	3
Franklin Flex Cap Growth Fund	4
Franklin Focused Core Equity Fund	14
Franklin Growth Opportunities Fund	24
Franklin Small Cap Growth Fund	34
Franklin Small-Mid Cap Growth Fund	44
Financial Highlights and Statements of Investments	54
Financial Statements	95
Notes to Financial Statements	104
Report of Independent Registered
Public Accounting Firm	121
Tax Information	122
Board Members and Officers	123
Shareholder Information	128

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Economic and Market Overview

The U.S. economy moderated during the 12 months under review. After strengthening in 2015’s second quarter, the economy moderated in the third and fourth quarters. Growth slowed further in 2016’s first quarter as exports, business investment and federal government spending declined. The manufacturing sector expanded in March and April after contracting for five consecutive months, while the services sector expanded throughout the 12-month period. Growth in services contributed to new jobs and helped the unemployment rate decrease from 5.4% in April 2015 to 5.0% at period-end.1 Home sales and prices rose amid relatively low mortgage rates. Monthly retail sales grew during most of the review period and rose to the highest level in April in more than a year, driven mainly by automobile sales. Inflation, as measured by the Consumer Price Index, remained relatively subdued due to low energy prices.

After maintaining a near-zero interest rate for seven years to support the U.S. economy’s recovery, the U.S. Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting. At the time of the increase, policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2.00% medium-term objective. The Fed maintained the rate through period-end, indicating it would monitor domestic and global developments and their implications on the labor markets as it tracks actual and expected progression toward its employment and inflation goals.

U.S. stock markets experienced sell-offs during the period under review, resulting from investor concerns about the timing of the Fed’s interest rate increases, global economic growth, China’s slowing economy and tumbling stock market, geopolitical tensions in certain regions and a plunge in crude oil prices. Investors generally remained confident, however, as the Fed remained cautious about further interest rate increases, the euro-zone economy improved, the European Central Bank expanded its quantitative easing measures and cut its benchmark interest rate to zero, the People’s Bank of China introduced further easing measures, and the Bank of Japan adopted a negative interest rate policy. The rally in crude oil prices toward period-end also boosted investor sentiment. Despite periods of volatility, the broad U.S. stock market ended the 12-month period relatively flat, as measured by the Standard & Poor’s 500 Index. Large capitalization growth stocks also ended the period relatively flat, as measured by the Russell 1000® Growth Index, while small capitalization growth stocks registered a loss, as measured by the Russell 2000® Growth Index.

The foregoing information reflects our analysis and opinions as of April 30, 2016. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell
Investment Group.

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Franklin Flex Cap Growth Fund

This annual report for Franklin Flex Cap Growth Fund covers the fiscal year ended April 30, 2016. Effective at the close of market on April 25, 2016, the Fund closed to all new investors with limited exceptions. As previously communicated, if the reorganization of the Fund with and into Franklin Growth Opportunities Fund is approved by shareholders at a meeting expected to be held on or about August 5, 2016, the Fund is expected to close to all additional purchases on or about August 19, 2016, shortly before the completion of the transaction on or about August 26, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation. The Fund normally invests predominantly in equity securities of companies that the manager believes have the potential for capital appreciation. The Fund has flexibility to invest in companies located, headquartered or operating inside and outside the U.S., across the entire market capitalization spectrum from small, emerging growth companies to well-established, large cap companies.

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a -5.20% cumulative total return. In comparison, the Fund’s narrow benchmark, the Russell 3000® Growth Index, which measures performance of Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values, generated a +0.32% total return.1 Also in comparison, the Russell 1000® Growth Index, which tracks performance of the largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values, produced a +1.07% total return.1 Additionally, the Fund’s broad benchmark, the Standard & Poor’s 500 Index (S&P 500®), which tracks the broad U.S. stock market, posted a +1.21% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent performance, go to franklintempleton.com or call (800) 342-5236.

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 59.

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FRANKLIN FLEX CAP GROWTH FUND

Top 10 Holdings
4/30/16
Company	% of Total
Sector/Industry	Net Assets
Facebook Inc.	5.0%
Internet Software & Services
Alphabet Inc.	3.6%
Internet Software & Services
Amazon.com Inc.	3.6%
Internet & Catalog Retail
MasterCard Inc.	3.3%
IT Services
Celgene Corp.	2.7%
Biotechnology
Constellation Brands Inc.	2.4%
Beverages
NXP Semiconductors NV (Netherlands)	2.4%
Semiconductors & Semiconductor Equipment
Fortune Brands Home & Security Inc.	2.4%
Building Products
HD Supply Holdings Inc.	2.3%
Trading Companies & Distributors
ServiceNow Inc.	2.3%
Software

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s performance relative to the Russell 3000® Growth Index included an underweighting and stock selection in the energy sector, as well as stock selection in the materials and consumer discretionary sectors.2

In energy, independent oil and gas company Cabot Oil & Gas performed well over the past year due to its low-cost natural gas assets in the Marcellus Shale, which helped the company maintain a strong balance sheet amid lower natural gas prices.3 The company was also able to raise funds in early 2016, which helped fortify its balance sheet and future pipeline spending in 2017 and beyond. Cabot’s position at the low end of the natural gas cost curve has made it attractive to many investors who believe that the company could potentially weather lower natural gas prices for a longer time and still be able to generate profits at lower price levels, compared with its higher cost peers.

In the materials sector, specialty materials and chemicals company Cytec Industries contributed to relative returns.4 Cytec’s shares performed well due to an announced acquisition of the company by Belgium-based Solvay at a premium to Cytec’s share price. The acquisition was completed in December 2015.

Among consumer discretionary holdings, online retail shopping services provider Amazon.com and footwear, apparel and equipment manufacturer NIKE contributed to relative results. Amazon.com experienced a substantial increase in its operating income during the period, driven by the company’s retail and cloud computing businesses. NIKE has continued to grow, despite its large size, as it increased market share in existing markets, while increasing the categories and markets in which it has products. The company has benefited from the rising participation in sports as the middle class continues to grow in China and other emerging markets. In developed markets, there has been a shift in trends to wearing more athletic apparel and footwear, referred to as “athleisure.” NIKE’s scale and innovative manufacturing techniques continued to drive profit margins higher, further improving earnings growth.

Elsewhere, Facebook contributed to performance. The social media network delivered strong fourth quarter 2015 results that exceeded analysts’ expectations. Advertising revenue accelerated based on Facebook’s successful strategy for capitalizing on the consumer shift from personal computers to mobile devices, leading the company to generate a substantial portion of its revenue from mobile advertising. Additionally, the company benefited from a highly engaged user base with strong data, targeting and measurement capabilities, which prompted

2. The energy sector comprises oil, gas and consumable fuels in the SOI. The materials sector comprises chemicals in the SOI. The consumer discretionary sector comprises automobiles; hotels, restaurants and leisure; household durables; Internet and catalog retail; media; specialty retail; and textiles, apparel and luxury goods in the SOI.
3. New holding this period.
4. No longer held at period-end.

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FRANKLIN FLEX CAP GROWTH FUND

advertisers to continue to shift more of their budgets toward Facebook advertising. Constellation Brands also helped the Fund’s performance. The company is the industry leader in the Mexican beer market. It has significant growth opportunities, in our view, including expanding into underpenetrated can and draft packaging formats, and increasing its distribution points in the convenience-store channel. In addition, Constellation has benefited from U.S. demographic trends.

In contrast, key detractors from the Fund’s relative performance during the reporting period included stock selection in the health care and financials sectors, as well as stock selection and an overweighting in the information technology (IT) sector.5

In health care, our positions in multinational specialty pharmaceutical company Valeant Pharmaceuticals International,4,6 health care services provider Envision Healthcare Holdings and drug distribution company McKesson hurt relative performance. Valeant’s shares came under pressure when the company had to delay filing its annual report with the U.S. Securities and Exchange Commission, which was eventually filed near period-end. Envision experienced a share price decline due to lower-than-expected revenues, which dampened investor confidence. McKesson’s share price declined due to concerns about the profitability of drug distributors in a deflationary generic drug environment, as well as some company-specific issues such as loss of clients resulting from mergers and acquisitions.

Our holding in asset management company Affiliated Managers Group detracted from relative performance in the financials sector. For much of the reporting period, the company experienced weaker investment flows and lower performance fees, although the company’s stock has rebounded in 2016’s first four months amid improving inflows.

In the IT sector, our position in LinkedIn hindered results. Shares of the business-oriented social networking services firm suffered from a disappointing 2016 preliminary outlook that indicated a more rapid deceleration in growth and lower profitability than many investors expected.

Elsewhere, our holding in Spirit Airlines hindered relative results. The company’s shares suffered as fares across the airline industry generally fell in 2015. Despite recent fare increases, many airlines delivered record profits as fuel prices declined. However, investors seemed concerned that airlines will not be able to increase fares further if fuel prices rise.

Thank you for your participation in Franklin Flex Cap Growth Fund. It has been our pleasure serving your investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

5. The health care sector comprises biotechnology, health care equipment and supplies, health care equipment and supplies, health care providers and services, health care technology, life sciences tools and services, and pharmaceuticals in the SOI. The financials sector comprises banks, capital markets, consumer finance, diversified financial services and real estate investment trusts in the SOI. The IT sector comprises communications equipment; Internet software and services; IT services; semiconductors and semiconductor equipment; software; and technology hardware, storage and peripherals in the SOI.
6. Not part of the index.
See www.franklintempletondatasources.com for additional data provider information.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN FLEX CAP GROWTH FUND

Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	4/30/16	4/30/15		Change
A (FKCGX)	$43.03	$51.56	-$	8.53
C (FCIIX)	$34.70	$43.10	-$	8.40
R (FRCGX)	$40.69	$49.22	-$	8.53
R6 (FFCRX)	$45.26	$53.67	-$	8.41
Advisor (FKCAX)	$44.88	$53.38	-$	8.50

Distributions[1] (5/1/15–4/30/16)

Long-Term
Share Class	Capital Gain
A	$6.1380
C	$6.1380
R	$6.1380
R6	$6.1380
Advisor	$6.1380

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FRANKLIN FLEX CAP GROWTH FUND
PERFORMANCE SUMMARY

Performance as of 4/30/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

				Average Annual
	Cumulative	Average Annual	Value of $10,000	Total Return	Total Annual
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(3/31/16)[6]	Operating Expenses[7]
A					0.94%
1-Year	-5.20%	-10.66%	$8,934	-13.15%
5-Year	+39.12%	+5.57%	$13,112	+5.92%
10-Year	+74.75%	+5.12%	$16,470	+4.92%
C					1.69%
1-Year	-5.94%	-6.75%	$9,325	-9.34%
5-Year	+33.96%	+6.02%	$13,396	+6.37%
10-Year	+62.09%	+4.95%	$16,209	+4.76%
R					1.19%
1-Year	-5.46%	-5.46%	$9,454	-8.08%
5-Year	+37.35%	+6.55%	$13,735	+6.91%
10-Year	+70.43%	+5.48%	$17,043	+5.28%
R6					0.48%
1-Year	-4.75%	-4.75%	$9,525	-7.43%
Since Inception (5/1/13)	+35.13%	+10.57%	$13,513	+10.34%
Advisor					0.69%
1-Year	-4.96%	-4.96%	$9,504	-7.62%
5-Year	+40.90%	+7.10%	$14,090	+7.45%
10-Year	+79.23%	+6.01%	$17,923	+5.81%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN FLEX CAP GROWTH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

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All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market vola-
tility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Russell 1000
Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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FRANKLIN FLEX CAP GROWTH FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$940.70	$4.63
Hypothetical (5% return before expenses)	$1,000	$1,020.09	$4.82
C
Actual	$1,000	$936.70	$8.23
Hypothetical (5% return before expenses)	$1,000	$1,016.36	$8.57
R
Actual	$1,000	$939.30	$5.83
Hypothetical (5% return before expenses)	$1,000	$1,018.85	$6.07
R6
Actual	$1,000	$943.00	$2.27
Hypothetical (5% return before expenses)	$1,000	$1,022.53	$2.36
Advisor
Actual	$1,000	$941.80	$3.43
Hypothetical (5% return before expenses)	$1,000	$1,021.33	$3.57

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.96%;
C: 1.71%; R: 1.21%; R6: 0.47%; and Advisor: 0.71%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Franklin Focused Core Equity Fund

This annual report for Franklin Focused Core Equity Fund covers the fiscal year ended April 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by normally investing at least 80% of its net assets in equity securities. The Fund normally invests primarily to predominantly in equity securities of large capitalization companies, which are similar in size to those in the Standard & Poor’s 500 Index (S&P 500).

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a cumulative total return of -11.70%. In comparison, the S&P 500, which tracks the broad U.S. stock market, generated a +1.21% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 17.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent performance data, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We are research-driven, bottom-up, fundamental investors. Our investment approach is opportunistic and contrarian, and we seek to identify mispriced companies using fundamental analysis. We seek to take advantage of price dislocations that result from the market’s short-term focus. Our analysis includes the investigation of the valuation for each investment based upon the view that the price paid for the security is a critical factor determining long-term success. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies. Our analysts identify each company’s market opportunity, competitive position, management and financial strength, business and financial risks, and valuation. We choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Portfolio Breakdown*

Based on Total Net Assets as of 4/30/16

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Manager’s Discussion

During the 12 months under review, key detractors from the Fund’s absolute performance included holdings in the health care, materials and consumer discretionary sectors.

In health care, our positions in multinational specialty pharmaceutical company Valeant Pharmaceuticals International and pharmaceutical firm Allergan hurt performance. Valeant’s shares came under pressure when the company had to delay filing its annual report with the U.S. Securities and Exchange Commission, which was eventually filed near period-end. Allergan’s share price fell following the termination of its merger with Pfizer after the U.S. Treasury Department placed constraints on tax inversions.

In the materials sector, our position in chemicals and building products manufacturer Axiall hindered results.2 The company’s earnings have been under pressure due to the significant drop in crude oil prices. Our holding in Netherlands-based

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. No longer held at period-end.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 67.

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FRANKLIN FOCUSED CORE EQUITY FUND

Top 10 Holdings
4/30/16
Company	% of Total
Sector/Industry	Net Assets
Allergan PLC	5.7%
Health Care
Microsoft Corp.	5.3%
Information Technology
Equinix Inc.	4.8%
Financials
The Hartford Financial Services Group Inc.	4.6%
Financials
Willis Towers Watson PLC	4.4%
Financials
Twenty-First Century Fox Inc.	3.9%
Consumer Discretionary
Alphabet Inc.	3.8%
Information Technology
The Charles Schwab Corp.	3.8%
Financials
QUALCOMM Inc.	3.6%
Information Technology
Genesee & Wyoming Inc.	3.6%
Industrials

multinational cable and telecommunications company Altice detracted from the Fund’s returns in the consumer discretionary sector. Shares of Altice declined as the company’s French cable business and Portuguese telecommunications business faced increased competition, driving product pricing lower and increasing customer turnover. The company also has a highly leveraged balance sheet and, during the high-yield credit market’s weakness in the late summer and fall of 2015, the company’s stock faced pressure along with other highly leveraged companies.

Elsewhere, our position in LPL Financial Holdings hindered returns. The independent financial advisory firm was negatively affected by the Department of Labor’s revised fiduciary rule pertaining to clients’ retirement savings. The company also leveraged its balance sheet to buy back shares, leading to investor concerns about potential breaching of debt covenants. In addition, core fundamental trends, such as broker growth, client activity levels and net new asset generation, have weakened.

Conversely, contributors to the Fund’s absolute performance included holdings in the information technology (IT), industrials and consumer staples sectors.

In the IT sector, top contributors included Motorola Solutions and Alphabet. Motorola Solutions, a communications equipment company, performed well as company management has continued to cut costs and return capital to shareholders through share buybacks. The company recently acquired U.K.-based Airwaves, a public safety company, which we believe should contribute to Motorola’s earnings. Alphabet, the parent company of Internet-related services and products provider Google, performed well. This positive performance was based on acceleration in Google’s core advertising business, better cost controls and new policies that made the company friendlier toward its shareholders.

In the industrials sector, a notable contributor included security services firm ADT, which agreed to be acquired by private-equity firm Apollo Global Management. The acquisition was expected to be completed shortly after period-end. CVS Health, in the consumer staples sector, boosted results. During the reporting period, the company continued to successfully execute its strategy of combining its roles of pharmacy benefits manager and retail pharmacy. The strategy continued to resonate with clients, leading to market share gains and strong stock performance.

Elsewhere, our investment in Equinix aided results as the data center provider benefited from the rising adoption of cloud computing technology. The company also acquired data center and colocation center company TelecityGroup, which we believe could provide Equinix with a dominant position in the European market.

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FRANKLIN FOCUSED CORE EQUITY FUND

Thank you for your continued participation in Franklin Focused Core Equity Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)		4/30/16		4/30/15		Change
A (FCEQX)		$13.12		$15.29	-$	2.17
C (FCEDX)		$12.58		$14.73	-$	2.15
R (FCERX)		$12.98		$15.15	-$	2.17
R6 (FEFCX)		$13.27		$15.46	-$	2.19
Advisor (FCEZX)		$13.25		$15.44	-$	2.19

Distributions[1] (5/1/15–4/30/16)

	Dividend		Short-Term	Long-Term
Share Class	Income		Capital Gain	Capital Gain		Total
A	$0.0561		$0.0856	$0.2634		$0.4051
C	—		$0.0856	$0.2634		$0.3490
R	$0.0390		$0.0856	$0.2634		$0.3880
R6	$0.1053		$0.0856	$0.2634		$0.4543
Advisor	$0.0871		$0.0856	$0.2634		$0.4361

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PERFORMANCE SUMMARY

Performance as of 4/30/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

				Average Annual
	Cumulative	Average Annual	Value of $10,000	Total Return	Total Annual Operating Expenses[7]
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(3/31/16)[6]	(with waiver)	(without waiver)
A					1.25%	1.50%
1-Year	-11.70%	-16.76%	$8,324	-15.76%
5-Year	+46.08%	+6.61%	$13,770	+7.22%
Since Inception (12/13/07)	+55.18%	+4.64%	$14,626	+4.70%
C					2.00%	2.25%
1-Year	-12.31%	-13.16%	$8,684	-12.14%
5-Year	+41.42%	+7.18%	$14,142	+7.75%
Since Inception (12/13/07)	+46.35%	+4.65%	$14,635	+4.71%
R					1.50%	1.75%
1-Year	-11.91%	-11.91%	$8,809	-10.78%
5-Year	+44.75%	+7.68%	$14,475	+8.28%
Since Inception (12/13/07)	+52.21%	+5.14%	$15,221	+5.21%
R6					0.85%	1.10%
1-Year	-11.32%	-11.32%	$8,868	-10.27%
Since Inception (5/1/13)	+35.85%	+10.76%	$13,585	+11.08%
Advisor					1.00%	1.25%
1-Year	-11.45%	-11.45%	$8,855	-10.34%
5-Year	+48.39%	+8.21%	$14,839	+8.80%
Since Inception (12/13/07)	+58.82%	+5.68%	$15,882	+5.74%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

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All investments involve risks, including possible loss of principal. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund may have investments in both growth and value stocks, or in stocks with characteristics of both. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company’s value and bid up the price, the markets favor faster growing companies, or the factors that the investment manager believes will increase the price of the security do not occur. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income and capital gain.
2. The Fund has an expense reduction contractually guaranteed through at least 8/31/16 and a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the expense reduction and fee waiver, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market vola-
tility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$926.70	$6.04
Hypothetical (5% return before expenses)	$1,000	$1,018.60	$6.32
C
Actual	$1,000	$923.30	$9.61
Hypothetical (5% return before expenses)	$1,000	$1,014.87	$10.07
R
Actual	$1,000	$925.40	$7.13
Hypothetical (5% return before expenses)	$1,000	$1,017.45	$7.47
R6
Actual	$1,000	$928.90	$4.08
Hypothetical (5% return before expenses)	$1,000	$1,020.64	$4.27
Advisor
Actual	$1,000	$927.50	$4.84
Hypothetical (5% return before expenses)	$1,000	$1,019.84	$5.07

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.26%;
C: 2.01%; R: 1.49%; R6: 0.85%; and Advisor: 1.01%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Franklin Growth Opportunities Fund

This annual report for Franklin Growth Opportunities Fund covers the fiscal year ended April 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by normally investing substantially in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared with the overall economy.

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a -6.36% cumulative total return. In comparison, the Fund’s narrow benchmark, the Russell 3000® Growth Index, which measures performance of Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values, generated a +0.32% total return.1 The Fund’s broad benchmark, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, produced a +1.21% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 27.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s performance relative to the Russell 3000® Growth Index included stock selection in the information technology (IT) and materials sectors.

In IT, our positions in Apple and Facebook helped relative performance. Our underweighting in Apple helped performance relative to the index as shares of the smartphone and media device designer and manufacturer declined during the reporting period due to disappointing iPhone 6s sales. Social media network Facebook delivered strong fourth quarter 2015 results that

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 74.

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exceeded analysts’ expectations. Advertising revenue accelerated based on Facebook’s successful strategy for capitalizing on the consumer shift from personal computers to mobile devices, leading the company to generate a substantial portion of its revenue from mobile advertising. Additionally, the company benefited from a highly engaged user base with strong data, targeting and measurement capabilities, which prompted advertisers to continue to shift more of their budgets toward Facebook advertising.

In the materials sector, building materials company Martin Marietta Materials boosted performance. A stronger residential construction environment and the passage of a federal highway bill in December 2015 supported strong demand for cement and other construction materials. The company has enjoyed solid profit margins and meaningful pricing growth for its products. In addition, Martin Marietta sold its California cement plant, which contributed to profit margin expansion, and purchased additional assets in Colorado, which led the company to benefit from the Denver metropolitan area’s strong housing environment. Share buybacks also supported the company’s share price, as did disciplined capital allocation, in our view.

Elsewhere, online retail shopping services provider Amazon.com contributed to relative results. Amazon.com experienced a substantial increase in its operating income during the period, driven by the company’s retail and cloud computing businesses. Constellation Brands also helped the Fund’s performance. The company is the industry leader in the Mexican beer market. It has significant growth opportunities, in our view, including expanding into underpenetrated can and draft packaging formats, and increasing its distribution points in the convenience-store channel. In addition, Constellation has benefited from U.S. demographic trends.

In contrast, key detractors from relative results included stock selection in the health care sector. Stock selection in the industrials sector hindered relative results to a lesser extent, as did stock selection and an underweighting in the consumer staples sector.

In health care, our holdings in multinational specialty pharmaceutical company Valeant Pharmaceuticals International2,3 and pharmaceutical firm Allergan detracted from the Fund’s returns. Valeant’s shares came under pressure when the company had to delay filing its annual report with the U.S. Securities and Exchange Commission, which was eventually filed near

Top 10 Holdings
4/30/16
Company	% of Total
Sector/Industry	Net Assets
Alphabet Inc.	4.5%
Information Technology
Visa Inc.	4.0%
Information Technology
Facebook Inc.	4.0%
Information Technology
MasterCard Inc.	3.5%
Information Technology
Celgene Corp.	3.5%
Health Care
SBA Communications Corp.	3.2%
Telecommunication Services
Amazon.com Inc.	3.0%
Consumer Discretionary
Allergan PLC	2.7%
Health Care
Apple Inc.	2.6%
Information Technology
Microsoft Corp.	2.3%
Information Technology

period-end. Allergan’s share price fell following the termination of its merger with Pfizer after the U.S. Treasury Department placed constraints on tax inversions.

In the industrials sector, our position in Flowserve hindered results.2 The company designs and manufactures pumps, valves and seals, primarily for the refinery and pipeline segments of the petroleum, chemical processing, power generation and water treatment industries. The plunge in oil prices caused many of Flowserve’s customers to reduce their capital expenditures, which led to a reduction in sales and earnings for Flowserve. Baby formula and children’s nutrition products company Mead Johnson Nutrition detracted from results in the consumer staples sector.2 The company has faced problems in its China business as the country’s economic slowdown and lower dairy costs have pressured manufacturers and retailers to cut prices. In addition, a shift to e-commerce has led to market share losses as competing brands currently have better e-commerce distribution networks.

Elsewhere, our position in Anadarko Petroleum hindered the Fund’s performance. Anadarko’s share price dropped after news emerged that the company made an unsolicited preliminary

2. No longer held at period-end.
3. Not part of the index.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GROWTH OPPORTUNITIES FUND

offer to buy petroleum and natural gas producer Apache. The news sparked a sell-off as investors previously saw Anadarko as a potential acquisition target by larger oil companies. LinkedIn also hindered results.3 Shares of the business-oriented social networking services firm suffered from a disappointing 2016 preliminary outlook that indicated a more rapid deceleration in growth and lower profitability than many investors expected.

Thank you for your continued participation in Franklin Growth Opportunities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Sara Araghi has been a portfolio manager of the Fund since May 2016, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 2003.

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Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	4/30/16	4/30/15		Change
A (FGRAX)	$30.40	$33.13	-$	2.73
C (FKACX)	$26.59	$29.27	-$	2.68
R (FKARX)	$29.37	$32.10	-$	2.73
R6 (FOPPX)	$32.39	$35.09	-$	2.70
Advisor (FRAAX)	$32.20	$34.96	-$	2.76

Distributions[1] (5/1/15–4/30/16)

Long-Term
Share Class	Capital Gain
A	$0.6579
C	$0.6579
R	$0.6579
R6	$0.6579
Advisor	$0.6579

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PERFORMANCE SUMMARY

Performance as of 4/30/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

				Average Annual
	Cumulative	Average Annual	Value of $10,000	Total Return	Total Annual
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(3/31/16)[6]	Operating Expenses[7]
A					1.13%
1-Year	-6.36%	-11.74%	$8,826	-11.87%
5-Year	+47.72%	+6.84%	$13,923	+7.45%
10-Year	+95.99%	+6.33%	$18,469	+6.30%
C					1.88%
1-Year	-7.03%	-7.94%	$9,206	-8.08%
5-Year	+42.58%	+7.35%	$14,258	+7.95%
10-Year	+82.61%	+6.21%	$18,261	+6.18%
R					1.38%
1-Year	-6.60%	-6.60%	$9,340	-6.72%
5-Year	+46.12%	+7.88%	$14,612	+8.49%
10-Year	+92.00%	+6.74%	$19,200	+6.72%
R6					0.68%
1-Year	-5.94%	-5.94%	$9,406	-6.09%
Since Inception (5/1/13)	+38.10%	+11.37%	$13,810	+11.77%
Advisor					0.88%
1-Year	-6.11%	-6.11%	$9,389	-6.23%
5-Year	+49.84%	+8.42%	$14,984	+9.04%
10-Year	+101.90%	+7.28%	$20,190	+7.25%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

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All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market vola-
tility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Russell 3000
Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GROWTH OPPORTUNITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$932.20	$5.28
Hypothetical (5% return before expenses)	$1,000	$1,019.39	$5.52
C
Actual	$1,000	$928.70	$8.82
Hypothetical (5% return before expenses)	$1,000	$1,015.71	$9.22
R
Actual	$1,000	$930.90	$6.43
Hypothetical (5% return before expenses)	$1,000	$1,018.20	$6.72
R6
Actual	$1,000	$934.20	$3.17
Hypothetical (5% return before expenses)	$1,000	$1,021.58	$3.32
Advisor
Actual	$1,000	$933.30	$4.04
Hypothetical (5% return before expenses)	$1,000	$1,020.69	$4.22

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.10%;
C: 1.84%; R: 1.34%; R6: 0.66%; and Advisor: 0.84%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Franklin Small Cap Growth Fund

This annual report for Franklin Small Cap Growth Fund covers the fiscal year ended April 30, 2016. At the market close on February 12, 2015, the Fund closed to new investors with limited exceptions. Existing shareholders may add to their accounts. We believe this closure can help us effectively manage our current level of assets.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth by normally investing at least 80% of its net assets in equity securities of small cap companies, which for this Fund are those with market capitalizations not exceeding $1.5 billion or that of the highest market capitalization in the Russell 2000® Index, whichever is greater, at the time of purchase.1

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a cumulative total return of -11.28%. In comparison, the Russell 2000® Growth Index, which measures performance of small cap companies with higher price-to-book ratios and higher forecasted growth values, had a cumulative total return of -8.27%.2 The Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, generated a +1.21% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 37.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the 12 months under review, major detractors from the Fund’s performance relative to the Russell 2000® Growth Index included stock selection in the health care and consumer staples sectors and an overweighting in the energy sector.

Within health care, detractors included Celldex Therapeutics, a development-stage biotechnology company with several clinical compounds. Its lead pipeline drug, Rintega, failed in a phase 3

1. The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent a small amount of the total market capitalization of the Russell 3000 Index.
2. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 82.

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trial for the treatment of newly diagnosed glioblastoma, a malignant central nervous system tumor. The company stopped the clinical trial in March and discontinued the drug’s development. Biological research equipment provider Fluidigm also hurt relative results. In 2015’s first half, the company encountered operational issues, particularly in its production genomics and applied markets businesses, which led to lower-than-expected revenue growth. The company stabilized the business during 2015’s second half, and we are optimistic that growth can resume in 2016.

In the energy sector, key detractors from the Fund’s relative results included oil and gas companies Sanchez Energy and Rex Energy, whose shares lost value as crude oil and natural gas prices fell.3 Fresh and refrigerated pet food manufacturer and distributor Freshpet detracted from performance in the consumer staples sector.3 A lack of visibility in company-owned refrigerator growth has derailed our original thesis regarding a sustainable, robust long-term growth rate.

Elsewhere, The Advisory Board, which provides business services to the health care and higher education industries, detracted from relative results. In August 2015, the former management team of Royall (a recent acquisition by The Advisory Board) left the company much sooner than anticipated, and the near-term growth outlook for Royall was sharply revised lower. In February 2016, The Advisory Board reported that its core health care business had poor fourth-quarter 2015 sales results and provided a 2016 growth outlook that fell substantially short of market expectations. However, the initiatives that company management implemented to turn Royall and the core health care business around are showing early signs of success.

Conversely, contributors to the Fund’s relative performance included stock selection in the information technology (IT), materials and consumer discretionary sectors.

In IT, Alarm.com Holdings and Callidus Software helped results. Alarm.com, a cloud-based software solutions provider for connected homes, has been successful at launching proprietary, low-priced home automation products, such as smart thermostats and high-definition video cameras, which customers are increasingly choosing to include when buying or installing a new home security system. Its international expansion has been progressing well, with the company recently adding large partners in Europe and Australia. In addition, Alarm.com reported better-than-expected growth in fourth quarter 2015 and provided 2016 guidance that meaningfully

Top 10 Holdings
4/30/16
Company	% of Total
Sector/Industry	Net Assets
2U Inc.	3.0%
Consumer Discretionary
Demandware Inc.	1.9%
Information Technology
US Ecology Inc.	1.8%
Industrials
Paylocity Holding Corp.	1.8%
Information Technology
Callidus Software Inc.	1.7%
Information Technology
DigitalGlobe Inc.	1.7%
Industrials
Zendesk Inc.	1.7%
Information Technology
Grand Canyon Education Inc.	1.7%
Consumer Discretionary
TreeHouse Foods Inc.	1.7%
Consumer Staples
Adeptus Health Inc.	1.6%
Health Care

exceeded market expectations, including faster-than-expected growth in recurring revenue and higher-than-expected profit margins. Cloud software provider Callidus has consistently grown its Software as a Service (SaaS) solutions, driving profits. Its “Lead to Money” suite approach has helped the company successfully transition most customers from its legacy license and maintenance model, while sustaining a healthy operating profit during the transition.

In the materials sector, H.B. Fuller contributed to results as the company made progress in improving the performance of its North American and European operations. In consumer discretionary, Tile Shop Holdings boosted performance. The specialty retailer increased sales at existing locations, while adding new stores, and it continued to gain market share in the highly fragmented retail tile industry. The company also benefited from increased consumer spending on home repairs and remodeling.

Elsewhere, independent emergency room operator Adeptus Health contributed to results. During the reporting period, the company grew rapidly by developing free-standing emergency rooms and forming joint ventures with other health care facility operators. Its stock price and valuation rose as the company continued to successfully execute its growth strategy.

3. No longer held at period-end.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN SMALL CAP GROWTH FUND

Thank you for your continued participation in Franklin Small Cap Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	4/30/16	4/30/15		Change
A (FSGRX)	$16.37	$18.83	-$	2.46
C (FCSGX)	$14.07	$16.36	-$	2.29
R (FSSRX)	$15.70	$18.11	-$	2.41
R6 (FSMLX)	$17.52	$20.02	-$	2.50
Advisor (FSSAX)	$17.41	$19.94	-$	2.53

Distributions[1] (5/1/15–4/30/16)

	Short-Term	Long-Term
Share Class	Capital Gain	Capital Gain		Total
A	$0.1853	$0.1642		$0.3495
C	$0.1853	$0.1642		$0.3495
R	$0.1853	$0.1642		$0.3495
R6	$0.1853	$0.1642		$0.3495
Advisor	$0.1853	$0.1642		$0.3495

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FRANKLIN SMALL CAP GROWTH FUND
PERFORMANCE SUMMARY

Performance as of 4/30/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

				Average Annual
	Cumulative	Average Annual	Value of $10,000	Total Return	Total Annual
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(3/31/16)[6]	Operating Expenses[7]
A					1.12%
1-Year	-11.28%	-16.39%	$8,361	-20.80%
5-Year	+43.51%	+6.23%	$13,530	+6.26%
10-Year	+84.78%	+5.70%	$17,413	+5.35%
C					1.87%
1-Year	-11.95%	-12.81%	$8,719	-17.43%
5-Year	+38.58%	+6.74%	$13,858	+6.76%
10-Year	+72.03%	+5.58%	$17,203	+5.22%
R					1.37%
1-Year	-11.46%	-11.46%	$8,854	-16.20%
5-Year	+42.11%	+7.28%	$14,211	+7.29%
10-Year	+80.97%	+6.11%	$18,097	+5.74%
R6					0.66%
1-Year	-10.81%	-10.81%	$8,919	-15.54%
Since Inception (5/1/13)	+31.91%	+9.68%	$13,191	+8.79%
Advisor					0.87%
1-Year	-11.06%	-11.06%	$8,894	-15.75%
5-Year	+45.59%	+7.80%	$14,559	+7.83%
10-Year	+90.16%	+6.64%	$19,016	+6.27%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN SMALL CAP GROWTH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN SMALL CAP GROWTH FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

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All investments involve risks, including possible loss of principal. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market vola-
tility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Russell 2000
Growth Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN SMALL CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$971.80	$5.79
Hypothetical (5% return before expenses)	$1,000	$1,019.00	$5.92
C
Actual	$1,000	$968.00	$9.49
Hypothetical (5% return before expenses)	$1,000	$1,015.22	$9.72
R
Actual	$1,000	$970.70	$7.06
Hypothetical (5% return before expenses)	$1,000	$1,017.70	$7.22
R6
Actual	$1,000	$974.70	$3.04
Hypothetical (5% return before expenses)	$1,000	$1,021.78	$3.12
Advisor
Actual	$1,000	$972.90	$4.61
Hypothetical (5% return before expenses)	$1,000	$1,020.19	$4.72

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.18%;
C: 1.94%; R: 1.44%; R6: 0.62%; and Advisor: 0.94%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Franklin Small-Mid Cap Growth Fund

This annual report for Franklin Small-Mid Cap Growth Fund covers the fiscal year ended April 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth by normally investing at least 80% of its net assets in equity securities of small-cap and mid-cap companies. The Fund defines small-cap companies as those within the market capitalization range of companies in the Russell 2500™ Index at the time of purchase, and mid-cap companies as those within the market capitalization range of the Russell Midcap® Index at the time of purchase.1

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a -9.02% cumulative total return. In comparison, the Russell Midcap® Growth Index, which measures performance of companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values, had a -4.13% total return.2 Also in comparison, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, produced a +1.21% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 47.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the 12 months under review, key detractors from the Fund’s performance relative to the Russell Midcap® Growth Index included stock selection in the industrials, health care and consumer discretionary sectors.

1. The Russell 2500 Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent a modest amount of the Russell 3000 Index’s total market capitalization. The Russell Midcap Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000 Index, which represent a modest amount of the Russell 1000 Index’s total market capitalization.
2. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 91.

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In industrials, our positions in business services company The Advisory Board,3,4 which provides business services to the health care and higher education industries, and low-fare airline operator Spirit Airlines3 detracted from relative results. In August 2015, the former management team of Royall (a recent acquisition by The Advisory Board) left the company much sooner than anticipated, and the near-term growth outlook for Royall was sharply revised lower. In February 2016, The Advi sory Board reported that its core health care business had poor fourth-quarter 2015 sales results and provided a 2016 growth outlook that fell substantially short of market expectations. Spi rit Airlines’ shares suffered as fares across the airline industry generally fell in 2015. Despite recent fare increases, many airlines delivered record profits as fuel prices declined; however, investors seemed concerned that airlines will not be able to increase fares further if fuel prices rise.

In the health care sector, our holdings in Perrigo and Celldex Therapeutics4 hindered relative results. Perrigo’s shares fell after the over-the-counter (OTC) consumer goods and pharmaceutical company lowered its 2016 earnings guidance amid pressures in its U.S. generic drug business and its recently acquired European OTC products business. In addition, the company’s chief executive officer resigned late in the reporting period. Celldex Therapeutics is a development-stage bio-technology company with several clinical compounds. Its lead pipeline drug, Rintega, failed in a phase 3 trial for the treatment of newly diagnosed glioblastoma, a malignant central nervous system tumor. The company stopped the clinical trial in March and discontinued the drug’s development.

Among consumer discretionary holdings, Global Eagle Entertainment detracted from results.4 The company, which provides content, connectivity and digital media solutions for the global travel industry, reported a loss for fourth quarter 2015, missing consensus estimates for positive earnings. Elsewhere, fresh and refrigerated pet food manufacturer and distributor Freshpet detracted from performance.3 A lack of visibility in company-owned refrigerator growth has derailed our original thesis regarding a sustainable, robust long-term growth rate.

Conversely, contributors to the Fund’s relative performance included stock selection in the information technology (IT), energy and materials sectors.

In IT, satellite and wireless networking equipment company ViaSat4 and electronic payment processing services provider Vantiv helped relative results. ViaSat continued its effort to

Top 10 Holdings
4/30/16
Company	% of Total
Sector/Industry	Net Assets
NXP Semiconductors NV (Netherlands)	2.4%
Information Technology
Constellation Brands Inc.	2.0%
Consumer Staples
Roper Technologies Inc.	1.8%
Industrials
Edwards Lifesciences Corp.	1.7%
Health Care
Willis Towers Watson PLC	1.7%
Financials
Concho Resources Inc.	1.6%
Energy
Electronic Arts Inc.	1.6%
Information Technology
Monster Beverage Corp.	1.6%
Consumer Staples
Intercontinental Exchange Inc.	1.6%
Financials
Equinix Inc.	1.6%
Financials

build a low-cost, high-speed satellite Internet constellation. Its stock performed well recently amid news of several airline connectivity deals. Vantiv showed broad-based strength across business segments, particularly the merchant segment, which experienced accelerating growth in 2016’s first quarter. The segment benefited from Vantiv’s 2014 acquisition of Mercury Payment Systems, which provided point-of-sale technology and solutions that are in high demand by retailers as they sort through the increasing complexity of mobile wallets and customer loyalty offerings. Vantiv increased its market share and has good cash flow generation.

In the energy sector, oilfield services firm Superior Energy Services contributed to relative results. During the reporting period, the Fund initiated a position in the company following a significant share price decline. The shares rebounded beginning in February 2016, in large part due to a recovery in commodity prices and company management’s efforts to lower costs and enhance profitability. These efforts, combined with the company’s relatively strong balance sheet, led many investors to look past current earnings challenges in anticipation of an eventual recovery in resource development spending. In the materials sector, specialty materials and chemicals company Cytec

3. No longer held at period-end.
4. Not part of the index.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN SMALL-MID CAP GROWTH FUND

Industries contributed to relative returns.3 Cytec’s shares performed well due to an announced acquisition of the company by Belgium-based Solvay at a premium to Cytec’s share price. The acquisition was completed in December 2015.

Elsewhere, medical devices company Edwards Lifesciences contributed to relative results. Its stock price rose due to the company’s greater-than-expected sales and profits in 2015’s third and fourth quarters as well as company management’s higher guidance for 2016 sales and profits. In addition, the company released data showing low mortality and stroke rates in studies of its transcatheter heart valves in patients deemed to be under intermediate risk for potential traditional surgical valve replacement procedures. Constellation Brands in the consumer staples sector also helped the Fund’s performance. The company is the industry leader in the Mexican beer market. It has significant growth opportunities, in our view, including expanding into underpenetrated can and draft packaging formats, and increasing its distribution points in the convenience-store channel. Constellation has benefited from U.S. demographic trends.

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	4/30/16	4/30/15		Change
A (FRSGX)	$31.84	$38.38	-$	6.54
C (FRSIX)	$24.40	$30.43	-$	6.03
R (FSMRX)	$29.75	$36.18	-$	6.43
R6 (FMGGX)	$34.43	$41.04	-$	6.61
Advisor (FSGAX)	$34.15	$40.83	-$	6.68

Distributions[1] (5/1/15–4/30/16)

Long-Term
Share Class	Capital Gain
A	$3.1354
C	$3.1354
R	$3.1354
R6	$3.1354
Advisor	$3.1354

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F R A N K L I N S M A L L - M I D C A P G R O W T H F U N D
P E R F O R M A N C E S U M M A R Y

Performance as of 4/30/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R/R6/Advisor Class: no sales charges.

				Average Annual
	Cumulative	Average Annual	Value of $10,000	Total Return	Total Annual
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(3/31/16)[6]	Operating Expenses[7]
A					0.94%
1-Year	-9.02%	-14.24%	$8,576	-16.39%
5-Year	+36.45%	+5.16%	$12,860	+5.37%
10-Year	+79.68%	+5.41%	$16,933	+5.22%
C					1.69%
1-Year	-9.72%	-10.53%	$8,947	-12.75%
5-Year	+31.35%	+5.60%	$13,135	+5.82%
10-Year	+66.64%	+5.24%	$16,664	+5.05%
R					1.19%
1-Year	-9.24%	-9.24%	$9,076	-11.54%
5-Year	+34.74%	+6.15%	$13,474	+6.35%
10-Year	+75.21%	+5.77%	$17,521	+5.57%
R6					0.48%
1-Year	-8.54%	-8.54%	$9,146	-10.86%
Since Inception (5/1/13)	+32.38%	+9.81%	$13,238	+9.52%
Advisor					0.69%
1-Year	-8.79%	-8.79%	$9,121	-11.04%
5-Year	+38.19%	+6.68%	$13,819	+6.90%
10-Year	+84.29%	+6.30%	$18,429	+6.11%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

48 Annual Report

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FRANKLIN SMALL-MID CAP GROWTH FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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FRANKLIN SMALL-MID CAP GROWTH FUND
PERFORMANCE SUMMARY

50 Annual Report

franklintempleton.com

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Russell Midcap
Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.
See www.franklintempletondatasources.com for additional data provider information.

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51

FRANKLIN SMALL-MID CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

52 Annual Report

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FRANKLIN SMALL-MID CAP GROWTH FUND

YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$959.60	$4.73
Hypothetical (5% return before expenses)	$1,000	$1,020.04	$4.87
C
Actual	$1,000	$955.50	$8.41
Hypothetical (5% return before expenses)	$1,000	$1,016.26	$8.67
R
Actual	$1,000	$958.50	$5.99
Hypothetical (5% return before expenses)	$1,000	$1,018.75	$6.17
R6
Actual	$1,000	$962.20	$2.29
Hypothetical (5% return before expenses)	$1,000	$1,022.53	$2.36
Advisor
Actual	$1,000	$960.90	$3.51
Hypothetical (5% return before expenses)	$1,000	$1,021.28	$3.62

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.97%;
C: 1.73%; R: 1.23%; R6: 0.47%; and Advisor: 0.72%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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F R A N K L I N S T R A T E G I C S E R I E S

Financial Highlights
Franklin Flex Cap Growth Fund
		Year Ended April 30,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$51.56	$53.93	$51.21	$51.12	$52.42
Income from investment operations[a]:
Net investment income (loss)[b]	(0.23)	(0.21)	(0.16)	0.04 [c]	(0.05)
Net realized and unrealized gains (losses)	(2.16)	6.87	11.51	1.69	0.67
Total from investment operations	(2.39)	6.66	11.35	1.73	0.62
Less distributions from:
Net investment income	—	—	—	(0.01)	—
Net realized gains	(6.14)	(9.03)	(8.63)	(1.63)	(1.92)
Total distributions	(6.14)	(9.03)	(8.63)	(1.64)	(1.92)
Net asset value, end of year	$43.03	$51.56	$53.93	$51.21	$51.12

Total return[d]	(5.20)%	13.59%	22.31%	3.70%	1.86%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.95%	0.94%	0.97%	0.99%	0.98%
Expenses net of waiver and payments by affiliates	0.94%	0.94%[e]	0.97%[e]	0.99%	0.98%
Net investment income (loss)	(0.48)%	(0.38)%	(0.27)%	0.09%[c]	(0.10)%

Supplemental data
Net assets, end of year (000’s)	$1,951,973	$2,245,756	$2,171,053	$2,080,349	$2,094,119
Portfolio turnover rate	61.36%	74.72%	41.08%	63.09%	49.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been (0.06)%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

54 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Flex Cap Growth Fund (continued)
		Year Ended April 30,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$43.10	$46.79	$45.70	$46.14	$47.88
Income from investment operations[a]:
Net investment income (loss)[b]	(0.49)	(0.53)	(0.52)	(0.29)[c]	(0.37)
Net realized and unrealized gains (losses)	(1.77)	5.87	10.24	1.48	0.55
Total from investment operations	(2.26)	5.34	9.72	1.19	0.18
Less distributions from net realized gains	(6.14)	(9.03)	(8.63)	(1.63)	(1.92)
Net asset value, end of year	$34.70	$43.10	$46.79	$45.70	$46.14

Total return[d]	(5.94)%	12.76%	21.38%	2.92%	1.10%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.70%	1.69%	1.72%	1.74%	1.73%
Expenses net of waiver and payments by affiliates	1.69%	1.69%[e]	1.72%[e]	1.74%	1.73%
Net investment income (loss)	(1.23)%	(1.13)%	(1.02)%	(0.66)%[c]	(0.85)%

Supplemental data
Net assets, end of year (000’s)	$315,556	$363,532	$348,040	$298,253	$323,249
Portfolio turnover rate	61.36%	74.72%	41.08%	63.09%	49.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been (0.81)%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 55

FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Flex Cap Growth Fund (continued)
		Year Ended April 30,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$49.22	$51.99	$49.74	$49.82	$51.27
Income from investment operations[a]:
Net investment income (loss)[b]	(0.34)	(0.32)	(0.28)	(0.08)[c]	(0.16)
Net realized and unrealized gains (losses)	(2.05)	6.58	11.16	1.63	0.63
Total from investment operations	(2.39)	6.26	10.88	1.55	0.47
Less distributions from net realized gains	(6.14)	(9.03)	(8.63)	(1.63)	(1.92)
Net asset value, end of year	$40.69	$49.22	$51.99	$49.74	$49.82

Total return	(5.46)%	13.31%	22.01%	3.43%	1.60%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.20%	1.19%	1.22%	1.24%	1.23%
Expenses net of waiver and payments by affiliates	1.19%	1.19%[d]	1.22%[d]	1.24%	1.23%
Net investment income (loss)	(0.73)%	(0.63)%	(0.52)%	(0.16)%[c]	(0.35)%

Supplemental data
Net assets, end of year (000’s)	$30,157	$45,269	$56,274	$63,134	$76,340
Portfolio turnover rate	61.36%	74.72%	41.08%	63.09%	49.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been (0.31)%.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

56 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Flex Cap Growth Fund (continued)
	Year Ended April 30,
	2016	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$53.67	$55.54	$51.70
Income from investment operations[b]:
Net investment income (loss)[c]	(0.01)	0.06	0.11
Net realized and unrealized gains (losses)	(2.26)	7.10	12.36
Total from investment operations	(2.27)	7.16	12.47
Less distributions from net realized gains	(6.14)	(9.03)	(8.63)
Net asset value, end of year	$45.26	$53.67	$55.54

Total return	(4.75)%	14.12%	24.32%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.48%	0.48%	0.48%
Expenses net of waiver and payments by affiliates	0.47%	0.48%[d]	0.48%[d]
Net investment income (loss)	(0.01)%	0.08%	0.22%

Supplemental data
Net assets, end of year (000’s)	$185,995	$295,822	$376,607
Portfolio turnover rate	61.36%	74.72%	41.08%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 57

FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Flex Cap Growth Fund (continued)
		Year Ended April 30,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$53.38	$55.40	$52.29	$52.12	$53.26
Income from investment operations[a]:
Net investment income (loss)[b]	(0.12)	(0.08)	0.03	0.18 [c]	0.07
Net realized and unrealized gains (losses)	(2.24)	7.09	11.71	1.71	0.71
Total from investment operations	(2.36)	7.01	11.74	1.89	0.78
Less distributions from:
Net investment income	—	—	—	(0.09)	—
Net realized gains	(6.14)	(9.03)	(8.63)	(1.63)	(1.92)
Total distributions	(6.14)	(9.03)	(8.63)	(1.72)	(1.92)
Net asset value, end of year	$44.88	$53.38	$55.40	$52.29	$52.12

Total return	(4.96)%	13.88%	22.63%	3.94%	2.13%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.70%	0.69%	0.72%	0.74%	0.73%
Expenses net of waiver and payments by affiliates	0.69%	0.69%[d]	0.72%[d]	0.74%	0.73%
Net investment income (loss)	(0.23)%	(0.13)%	(0.02)%[e]	0.34%[c]	0.15%

Supplemental data
Net assets, end of year (000’s)	$304,027	$393,961	$329,671	$836,225	$1,162,624
Portfolio turnover rate	61.36%	74.72%	41.08%	63.09%	49.59%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.07 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 0.19%.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.
eRatio is calculated based on the Fund level net investment income, and adjusted for class specific expenses. The amount may not correlate with the per share amount due to the timing of income earned and/or fluctuating fair value of the investments of the Fund in relation to the timing of sales and repurchases of Fund shares.

58 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2016

Franklin Flex Cap Growth Fund
	Shares	Value
Common Stocks 96.8%
Aerospace & Defense 0.8%
Honeywell International Inc	200,000	$22,854,000
Airlines 0.4%
[a] Spirit Airlines Inc	225,000	9,884,250
Automobiles 0.6%
[a,b] Tesla Motors Inc	75,000	18,057,000
Banks 3.0%
[a] Signature Bank	460,000	63,401,800
[a] SVB Financial Group	190,000	19,813,200
		83,215,000
Beverages 4.1%
Constellation Brands Inc., A	435,000	67,886,100
[a] Monster Beverage Corp	330,000	47,592,600
		115,478,700
Biotechnology 4.2%
[a] Biogen Inc	110,000	30,248,900
[a] Celgene Corp	725,000	74,972,250
[a] Regeneron Pharmaceuticals Inc	35,000	13,184,850
		118,406,000
Building Products 2.4%
Fortune Brands Home & Security Inc	1,200,000	66,492,000
Capital Markets 1.0%
[a] Affiliated Managers Group Inc	165,000	28,102,800
Chemicals 1.5%
Ecolab Inc	375,000	43,117,500
Commercial Services & Supplies 0.5%
[a] Stericycle Inc	150,000	14,334,000
Communications Equipment 3.9%
Harris Corp	610,000	48,806,100
[a] Palo Alto Networks Inc	400,000	60,348,000
		109,154,100
Consumer Finance 0.5%
[a] PRA Group Inc	450,000	14,931,000
Diversified Financial Services 1.3%
Intercontinental Exchange Inc	150,000	36,004,500
Food & Staples Retailing 1.1%
CVS Health Corp	300,000	30,150,000
Health Care Equipment & Supplies 3.2%
[a] DexCom Inc	210,000	13,519,800
[a] Edwards Lifesciences Corp	350,000	37,173,500
Medtronic PLC	310,000	24,536,500
[a] Nevro Corp	200,000	13,450,000
		88,679,800
Health Care Providers & Services 2.5%
[a] Envision Healthcare Holdings Inc	700,000	15,841,000
McKesson Corp	325,000	54,541,500
		70,382,500

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59

FRANKLIN STRATEGIC SERIES
STATEMENT O F INVESTMENTS

Franklin Flex Cap Growth Fund (continued)

	Shares	Value
Common Stocks (continued)
Health Care Technology 0.8%
[a] Cerner Corp	375,000	$21,052,500
Hotels, Restaurants & Leisure 1.9%
Starbucks Corp	950,000	53,418,500
Household Durables 2.1%
[a] TRI Pointe Group Inc	5,000,000	58,000,000
Industrial Conglomerates 0.9%
Roper Technologies Inc	150,000	26,413,500
Internet & Catalog Retail 5.4%
[a] Amazon.com Inc	150,000	98,938,500
[a] The Priceline Group Inc	37,500	50,387,250
		149,325,750
Internet Software & Services 10.4%
[a] Alphabet Inc., C	145,000	100,486,450
[a] CoStar Group Inc	135,000	26,636,850
[a] Envestnet Inc	246,627	7,739,155
[a] Facebook Inc., A	1,175,000	138,156,500
[a] LinkedIn Corp., A	125,000	15,663,750
		288,682,705
IT Services 8.5%
[a] Cognizant Technology Solutions Corp., A	325,000	18,970,250
[a] EPAM Systems Inc	325,000	23,702,250
[a] FleetCor Technologies Inc	290,000	44,857,200
MasterCard Inc., A	955,000	92,625,450
Visa Inc., A	725,000	55,999,000
		236,154,150
Life Sciences Tools & Services 0.5%
[a] Illumina Inc	100,000	13,499,000
Media 3.5%
[a,b] Charter Communications Inc., A	110,000	23,346,400
[a] Global Eagle Entertainment Inc	1,000,000	8,010,000
[a] IMAX Corp	425,000	13,600,000
The Walt Disney Co	500,000	51,630,000
		96,586,400
Oil, Gas & Consumable Fuels 1.0%
Cabot Oil & Gas Corp., A	1,200,000	28,080,000
Pharmaceuticals 2.6%
[a] Allergan PLC	100,000	21,656,000
Bristol-Myers Squibb Co	615,000	44,390,700
[a] Revance Therapeutics Inc	300,000	5,514,000
		71,560,700
Professional Services 1.2%
[a] IHS Inc., A	260,000	32,026,800
Real Estate Investment Trusts (REITs) 2.4%
American Tower Corp	285,000	29,890,800
Equinix Inc	110,000	36,338,500
		66,229,300

60 Annual Report

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FRANKLIN STRATEGIC SERIES
STATEMENT O F INVESTMENTS

Franklin Flex Cap Growth Fund (continued)

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 4.4%
[a] Cavium Inc	550,000	$27,153,500
[a] M/A-COM Technology Solutions Holdings Inc	475,000	19,422,751
[a] Nanometrics Inc	500,000	8,930,000
[a] NXP Semiconductors NV (Netherlands)	790,000	67,371,200
		122,877,451
Software 11.2%
[a] Electronic Arts Inc	225,000	13,916,250
[a] Ellie Mae Inc	175,000	14,630,000
Microsoft Corp	825,000	41,142,750
[a,b] Mobileye NV	400,000	15,260,000
[a] Paylocity Holding Corp	1,000,000	38,270,000
[a] Salesforce.com Inc	750,000	56,850,000
[a] ServiceNow Inc	900,000	64,332,000
[a] Tyler Technologies Inc	325,000	47,583,250
[a] Zendesk Inc	950,000	21,470,000
		313,454,250
Specialty Retail 1.6%
Advance Auto Parts Inc	125,000	19,512,500
Tractor Supply Co	250,000	23,665,000
		43,177,500
Technology Hardware, Storage & Peripherals 2.2%
Apple Inc	650,000	60,931,000
Textiles, Apparel & Luxury Goods 2.9%
NIKE Inc., B	1,025,000	60,413,500
[a] Under Armour Inc., A	250,000	10,985,000
[a] Under Armour Inc., C	250,000	10,200,000
		81,598,500
Trading Companies & Distributors 2.3%
[a] HD Supply Holdings Inc	1,900,000	65,132,000
Total Common Stocks (Cost $1,828,064,783)		2,697,443,156
Short Term Investments 5.6%
Money Market Funds (Cost $95,875,266) 3.4%
[a,c] Institutional Fiduciary Trust Money Market Portfolio	95,875,266	95,875,266
[d] Investments from Cash Collateral Received for Loaned Securities 2.2%
Money Market Funds (Cost $61,292,950)
[a,c] Institutional Fiduciary Trust Money Market Portfolio	61,292,950	61,292,950
Total Investments (Cost $1,985,232,999) 102.4%		2,854,611,372
Other Assets, less Liabilities (2.4)%		(66,903,205)
Net Assets 100.0%		$2,787,708,167

[a]Non-income producing.
[b]A portion or all of the security is on loan at April 30, 2016. See Note 1(c).
[c]See Note 3(f) regarding investments in affiliated management investment companies.
[d]See Note 1(c) regarding securities on loan.

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FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Focused Core Equity Fund
		Year Ended April 30,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.29	$13.38	$10.63	$9.47	$10.35
Income from investment operations[a]:
Net investment income (loss)[b]	0.07 [c]	(0.01)	0.03	0.07	0.02
Net realized and unrealized gains (losses)	(1.83)	2.23	2.92	1.16	(0.31)
Total from investment operations	(1.76)	2.22	2.95	1.23	(0.29)
Less distributions from:
Net investment income	(0.06)	—	(0.07)	—	(0.11)
Net realized gains	(0.35)	(0.31)	(0.13)	(0.07)	(0.48)
Total distributions	(0.41)	(0.31)	(0.20)	(0.07)	(0.59)
Net asset value, end of year	$13.12	$15.29	$13.38	$10.63	$9.47

Total return[d]	(11.70)%	16.84%	28.00%	13.08%	(2.17)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.46%	1.54%	1.73%	1.89%	1.81%
Expenses net of waiver and payments by affiliates	1.25%	1.28%	1.22%	1.19%	1.21%
Net investment income (loss)	0.48%[c]	(0.07)%	0.23%	0.76%	0.25%

Supplemental data
Net assets, end of year (000’s)	$100,483	$92,612	$40,372	$19,029	$26,253
Portfolio turnover rate	35.56%	25.55%	43.30%	74.50%	51.85%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 0.02%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

62 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Focused Core Equity Fund (continued)
		Year Ended April 30,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.73	$12.98	$10.36	$9.29	$10.14
Income from investment operations[a]:
Net investment income (loss)[b]	(0.04)[c]	(0.11)	(0.06)	0.01	(0.04)
Net realized and unrealized gains (losses)	(1.76)	2.17	2.84	1.13	(0.29)
Total from investment operations	(1.80)	2.06	2.78	1.14	(0.33)
Less distributions from:
Net investment income	—	—	(0.03)	—	(0.04)
Net realized gains	(0.35)	(0.31)	(0.13)	(0.07)	(0.48)
Total distributions	(0.35)	(0.31)	(0.16)	(0.07)	(0.52)
Net asset value, end of year	$12.58	$14.73	$12.98	$10.36	$9.29

Total return[d]	(12.31)%	16.12%	26.99%	12.36%	(2.66)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.20%	2.24%	2.43%	2.59%	2.50%
Expenses net of waiver and payments by affiliates	1.99%	1.98%	1.92%	1.89%	1.90%
Net investment income (loss)	(0.26)%[c]	(0.77)%	(0.47)%	0.06%	(0.44)%

Supplemental data
Net assets, end of year (000’s)	$25,119	$18,758	$6,666	$2,502	$3,265
Portfolio turnover rate	35.56%	25.55%	43.30%	74.50%	51.85%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been (0.72)%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Focused Core Equity Fund (continued)
		Year Ended April 30,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.15	$13.28	$10.56	$9.43	$10.30
Income from investment operations[a]:
Net investment income (loss)[b]	0.03 [c]	(0.04)	0.01	0.05	0.02
Net realized and unrealized gains (losses)	(1.81)	2.22	2.90	1.15	(0.32)
Total from investment operations	(1.78)	2.18	2.91	1.20	(0.30)
Less distributions from:
Net investment income	(0.04)	—	(0.06)	—	(0.09)
Net realized gains	(0.35)	(0.31)	(0.13)	(0.07)	(0.48)
Total distributions	(0.39)	(0.31)	(0.19)	(0.07)	(0.57)
Net asset value, end of year	$12.98	$15.15	$13.28	$10.56	$9.43

Total return	(11.91)%	16.66%	27.70%	12.81%	(2.22)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.69%	1.74%	1.93%	2.09%	1.99%
Expenses net of waiver and payments by affiliates	1.48%	1.48%	1.42%	1.39%	1.39%
Net investment income (loss)	0.25%[c]	(0.27)%	0.03%	0.56%	0.07%

Supplemental data
Net assets, end of year (000’s)	$273	$169	$124	$76	$41
Portfolio turnover rate	35.56%	25.55%	43.30%	74.50%	51.85%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been (0.21)%.

64 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES

FINANCIAL H IGHLIGHTS

Franklin Focused Core Equity Fund (continued)
	Year Ended April 30,
	2016	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.46	$13.49	$10.54
Income from investment operations[b]:
Net investment income[c]	0.12 [d]	0.05	0.07
Net realized and unrealized gains (losses)	(1.85)	2.27	3.11
Total from investment operations	(1.73)	2.32	3.18
Less distributions from:
Net investment income	(0.11)	(0.04)	(0.10)
Net realized gains	(0.35)	(0.31)	(0.13)
Total distributions	(0.46)	(0.35)	(0.23)
Net asset value, end of year	$13.27	$15.46	$13.49

Total return	(11.32)%	17.45%	30.43%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.04%	1.09%	2.28%
Expenses net of waiver and payments by affiliates	0.85%	0.83%	0.77%
Net investment income	0.88%[d]	0.38%	0.68%

Supplemental data
Net assets, end of year (000’s)	$33,640	$25,739	$14
Portfolio turnover rate	35.56%	25.55%	43.30%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 0.42%.

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FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Focused Core Equity Fund (continued)
		Year Ended April 30,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.44	$13.48	$10.70	$9.50	$10.37
Income from investment operations[a]:
Net investment income[b]	0.10 [c]	0.04	0.07	0.10	0.06
Net realized and unrealized gains (losses)	(1.85)	2.25	2.93	1.17	(0.32)
Total from investment operations	(1.75)	2.29	3.00	1.27	(0.26)
Less distributions from:
Net investment income	(0.09)	(0.02)	(0.09)	—	(0.13)
Net realized gains	(0.35)	(0.31)	(0.13)	(0.07)	(0.48)
Total distributions	(0.44)	(0.33)	(0.22)	(0.07)	(0.61)
Net asset value, end of year	$13.25	$15.44	$13.48	$10.70	$9.50

Total return	(11.45)%	17.25%	28.27%	13.46%	(1.80)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.20%	1.24%	1.43%	1.59%	1.49%
Expenses net of waiver and payments by affiliates	0.99%	0.98%	0.92%	0.89%	0.89%
Net investment income	0.74%[c]	0.23%	0.53%	1.06%	0.57%

Supplemental data
Net assets, end of year (000’s)	$10,736	$9,914	$6,990	$4,347	$3,188
Portfolio turnover rate	35.56%	25.55%	43.30%	74.50%	51.85%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 0.28%.

66 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2016

Franklin Focused Core Equity Fund
	Country	Shares	Value
Common Stocks 101.1%
Consumer Discretionary 10.5%
[a] Altice NV, A	Netherlands	290,500	$4,407,826
BorgWarner Inc	United States	84,070	3,019,794
Twenty-First Century Fox Inc., B	United States	221,470	6,670,676
The Walt Disney Co	United States	37,110	3,831,979
			17,930,275
Consumer Staples 3.3%
CVS Health Corp	United States	56,190	5,647,095
Energy 9.1%
Anadarko Petroleum Corp	United States	87,240	4,602,782
Pioneer Natural Resources Co	United States	34,740	5,770,314
Schlumberger Ltd	United States	63,040	5,064,634
			15,437,730
Financials 34.7%
BlackRock Inc	United States	14,747	5,254,798
[a] CBRE Group Inc	United States	167,030	4,949,099
The Charles Schwab Corp	United States	228,880	6,502,481
Citigroup Inc	United States	97,820	4,527,110
Equinix Inc	United States	24,851	8,209,528
The Hartford Financial Services Group Inc	United States	175,280	7,778,926
JPMorgan Chase & Co	United States	83,313	5,265,382
LPL Financial Holdings Inc	United States	69,800	1,842,720
Moody’s Corp	United States	21,970	2,102,968
[a] Synchrony Financial	United States	167,655	5,125,213
Willis Towers Watson PLC	United States	60,200	7,518,980
			59,077,205
Health Care 14.6%
Aetna Inc	United States	53,480	6,004,200
[a] Allergan PLC	United States	45,084	9,763,391
[a] Horizon Pharma PLC	United States	198,810	3,055,710
Medtronic PLC	United States	56,450	4,468,017
[a] Valeant Pharmaceuticals International Inc	United States	44,260	1,476,514
			24,767,832
Industrials 4.9%
The ADT Corp	United States	10,380	435,752
[a] Genesee & Wyoming Inc	United States	93,010	6,055,881
[a] IHS Inc., A	United States	15,310	1,885,886
			8,377,519
Information Technology 23.0%
[a] Adobe Systems Inc	United States	62,810	5,917,958
[a] Alphabet Inc., A	United States	4,560	3,227,933
[a] Alphabet Inc., C	United States	4,770	3,305,658
[a] Blackhawk Network Holdings Inc	United States	60,670	1,949,327
MasterCard Inc., A	United States	57,670	5,593,413
Microsoft Corp	United States	180,690	9,011,010
Motorola Solutions Inc	United States	54,130	4,070,035
QUALCOMM Inc	United States	120,370	6,081,093
			39,156,427

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Annual Report

67

FRANKLIN STRATEGIC SERIES
STATEMENT O F INVESTMENTS

Franklin Focused Core Equity Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Materials 1.0%
Agrium Inc	Canada	20,510	$1,766,321
Total Common Stocks (Cost $169,938,110)			172,160,404
Other Assets, less Liabilities (1.1)%			(1,909,302)
Net Assets 100.0%			$170,251,102

aNon-income producing.

68 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Growth Opportunities Fund
		Year Ended April 30,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$33.13	$28.48	$24.29	$23.02	$24.28
Income from investment operations[a]:
Net investment income (loss)[b]	(0.19)	(0.19)	(0.19)	(0.12)	(0.16)
Net realized and unrealized gains (losses)	(1.88)	5.50	5.11	1.95	0.40
Total from investment operations	(2.07)	5.31	4.92	1.83	0.24
Less distributions from net realized gains	(0.66)	(0.66)	(0.73)	(0.56)	(1.50)
Net asset value, end of year	$30.40	$33.13	$28.48	$24.29	$23.02

Total return[c]	(6.36)%	18.87%	20.26%	8.29%	1.90%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.11%	1.18%	1.17%	1.25%	1.28%
Expenses net of waiver and payments by affiliates	1.10%	1.18%[d]	1.17%[d,e]	1.25%	1.28%
Net investment income (loss)	(0.58)%	(0.59)%	(0.70)%	(0.56)%	(0.71)%

Supplemental data
Net assets, end of year (000’s)	$548,871	$457,619	$349,343	$213,639	$209,382
Portfolio turnover rate	25.56%	40.64%	36.64%	58.76%	63.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Growth Opportunities Fund (continued)
		Year Ended April 30,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$29.27	$25.41	$21.89	$20.95	$22.40
Income from investment operations[a]:
Net investment income (loss)[b]	(0.37)	(0.36)	(0.35)	(0.26)	(0.29)
Net realized and unrealized gains (losses)	(1.65)	4.88	4.60	1.76	0.34
Total from investment operations	(2.02)	4.52	4.25	1.50	0.05
Less distributions from net realized gains	(0.66)	(0.66)	(0.73)	(0.56)	(1.50)
Net asset value, end of year	$26.59	$29.27	$25.41	$21.89	$20.95

Total return[c]	(7.03)%	18.04%	19.42%	7.47%	1.24%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.85%	1.88%	1.87%	1.97%	1.99%
Expenses net of waiver and payments by affiliates	1.84%	1.88%[d]	1.87%[d,e]	1.97%	1.99%
Net investment income (loss)	(1.32)%	(1.29)%	(1.40)%	(1.28)%	(1.42)%

Supplemental data
Net assets, end of year (000’s)	$137,882	$110,513	$85,883	$51,719	$50,453
Portfolio turnover rate	25.56%	40.64%	36.64%	58.76%	63.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

70 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Growth Opportunities Fund (continued)
		Year Ended April 30,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$32.10	$27.67	$23.67	$22.49	$23.81
Income from investment operations[a]:
Net investment income (loss)[b]	(0.26)	(0.24)	(0.24)	(0.17)	(0.20)
Net realized and unrealized gains (losses)	(1.81)	5.33	4.97	1.91	0.38
Total from investment operations	(2.07)	5.09	4.73	1.74	0.18
Less distributions from net realized gains	(0.66)	(0.66)	(0.73)	(0.56)	(1.50)
Net asset value, end of year	$29.37	$32.10	$27.67	$23.67	$22.49

Total return	(6.60)%	18.63%	19.99%	8.03%	1.73%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.35%	1.38%	1.37%	1.47%	1.49%
Expenses net of waiver and payments by affiliates	1.34%	1.38%[c]	1.37%[c,d]	1.47%	1.49%
Net investment income (loss)	(0.82)%	(0.79)%	(0.90)%	(0.78)%	(0.92)%

Supplemental data
Net assets, end of year (000’s)	$39,786	$48,266	$42,953	$34,399	$33,783
Portfolio turnover rate	25.56%	40.64%	36.64%	58.76%	63.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Growth Opportunities Fund (continued)
	Year Ended April 30,
	2016	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$35.09	$29.98	$24.99
Income from investment operations[b]:
Net investment income (loss)[c]	(0.05)	(0.03)	(0.07)
Net realized and unrealized gains (losses)	(1.99)	5.80	5.79
Total from investment operations	(2.04)	5.77	5.72
Less distributions from net realized gains	(0.66)	(0.66)	(0.73)
Net asset value, end of year	$32.39	$35.09	$29.98

Total return	(5.94)%	19.47%	22.90%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.67%	0.68%	0.71%
Expenses net of waiver and payments by affiliates	0.66%	0.68%[d]	0.71%[d,e]
Net investment income (loss)	(0.14)%	(0.09)%	(0.24)%

Supplemental data
Net assets, end of year (000’s)	$235,620	$246,911	$180,843
Portfolio turnover rate	25.56%	40.64%	36.64%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

72 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Growth Opportunities Fund (continued)
		Year Ended April 30,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$34.96	$29.93	$25.43	$23.99	$25.16
Income from investment operations[a]:
Net investment income (loss)[b]	(0.11)	(0.10)	(0.13)	(0.06)	(0.10)
Net realized and unrealized gains (losses)	(1.99)	5.79	5.36	2.06	0.43
Total from investment operations	(2.10)	5.69	5.23	2.00	0.33
Less distributions from net realized gains	(0.66)	(0.66)	(0.73)	(0.56)	(1.50)
Net asset value, end of year	$32.20	$34.96	$29.93	$25.43	$23.99

Total return	(6.11)%	19.23%	20.58%	8.62%	2.20%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.85%	0.88%	0.87%	0.97%	0.99%
Expenses net of waiver and payments by affiliates	0.84%	0.88%[c]	0.87%[c,d]	0.97%	0.99%
Net investment income (loss)	(0.32)%	(0.29)%	(0.40)%	(0.28)%	(0.42)%

Supplemental data
Net assets, end of year (000’s)	$256,377	$269,887	$224,469	$182,954	$154,708
Portfolio turnover rate	25.56%	40.64%	36.64%	58.76%	63.57%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates rounds to less than 0.01%.
dBenefit of expense reduction rounds to less than 0.01%.

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F R A N K L I N S T R A T E G I C S E R I E S

Statement of Investments, April 30, 2016

Franklin Growth Opportunities Fund
	Country	Shares	Value
Common Stocks 97.1%
Consumer Discretionary 15.3%
[a] Amazon.com Inc	United States	54,785	$36,135,638
[a] Buffalo Wild Wings Inc	United States	38,101	5,092,580
[a] Chipotle Mexican Grill Inc	United States	19,170	8,069,995
Hanesbrands Inc	United States	224,034	6,503,707
Harman International Industries Inc	United States	79,400	6,094,744
Lowe’s Cos. Inc	United States	171,869	13,065,481
NIKE Inc., B	United States	307,568	18,128,058
[a] The Priceline Group Inc	United States	13,493	18,130,004
Starbucks Corp	United States	503,104	28,289,538
Time Warner Cable Inc	United States	48,654	10,320,000
[a] Under Armour Inc., A	United States	145,240	6,381,846
[a] Under Armour Inc., C	United States	145,240	5,925,792
The Walt Disney Co	United States	239,221	24,701,960
			186,839,343
Consumer Staples 6.5%
Constellation Brands Inc., A	United States	165,840	25,880,990
[a] Monster Beverage Corp	United States	165,134	23,815,625
Reynolds American Inc	United States	291,608	14,463,757
[a] WhiteWave Foods Co., A	United States	363,637	14,621,844
			78,782,216
Energy 3.6%
Anadarko Petroleum Corp	United States	460,006	24,269,917
[a] Diamondback Energy Inc	United States	158,209	13,697,735
Halliburton Co	United States	150,984	6,237,149
			44,204,801
Financials 8.1%
[a] Affiliated Managers Group Inc	United States	77,057	13,124,348
American Tower Corp	United States	157,678	16,537,268
BlackRock Inc	United States	28,312	10,088,415
[a] CBRE Group Inc	United States	461,163	13,664,260
The Charles Schwab Corp	United States	626,122	17,788,126
Equinix Inc	United States	29,417	9,717,906
[a] Signature Bank	United States	123,601	17,035,926
			97,956,249
Health Care 15.4%
[a,b] Acerta Pharma BV	Netherlands	35,601,435	1,856,472
[a] Allergan PLC	United States	152,708	33,070,445
[a] Alnylam Pharmaceuticals Inc	United States	43,715	2,930,654
[a] Anacor Pharmaceuticals Inc	United States	69,105	4,335,648
[a] Biogen Inc	United States	65,576	18,032,744
[a] Celgene Corp	United States	409,832	42,380,727
[a] Edwards Lifesciences Corp	United States	217,962	23,149,744
[a] Envision Healthcare Holdings Inc	United States	436,750	9,883,653
Gilead Sciences Inc	United States	271,302	23,931,549
[a,c] Heron Therapeutics Inc	United States	339,319	7,274,999
[a] Illumina Inc	United States	76,627	10,343,879
[a] Impax Laboratories Inc	United States	136,306	4,545,805
[a] Incyte Corp	United States	81,833	5,914,071
			187,650,390

74 Annual Report

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FRANKLIN STRATEGIC SERIES
STATEMENT O F INVESTMENTS

Franklin Growth Opportunities Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Industrials 5.0%
Allegiant Travel Co	United States	47,945	$7,698,529
[a] DigitalGlobe Inc	United States	172,415	3,820,716
FedEx Corp	United States	42,334	6,989,767
General Electric Co	United States	422,750	12,999,563
Hexcel Corp	United States	122,870	5,562,325
[a] IHS Inc., A	United States	124,475	15,332,830
Roper Technologies Inc	United States	50,249	8,848,346
			61,252,076
Information Technology 35.9%
[a] Adobe Systems Inc	United States	194,237	18,301,010
[a] Alphabet Inc., A	United States	46,744	33,089,143
[a] Alphabet Inc., C	United States	31,531	21,851,298
Apple Inc	United States	335,226	31,424,085
Broadcom Ltd	Singapore	152,692	22,254,859
[a] BroadSoft Inc	United States	156,349	6,123,409
[a] Cognizant Technology Solutions Corp., A	United States	219,707	12,824,298
[a] Electronic Arts Inc	United States	334,637	20,697,298
[a] Facebook Inc., A	United States	414,755	48,766,893
MasterCard Inc., A	United States	438,833	42,562,413
Microsoft Corp	United States	572,866	28,568,827
[a,c] Mobileye NV	United States	106,302	4,055,421
[a] NXP Semiconductors NV	Netherlands	304,221	25,943,967
[a] Palo Alto Networks Inc	United States	87,979	13,273,392
[a] Red Hat Inc	United States	168,252	12,344,649
[a] Salesforce.com Inc	United States	180,355	13,670,909
[a] ServiceNow Inc	United States	154,771	11,063,031
[a] Tyler Technologies Inc	United States	88,202	12,913,655
[a] ViaSat Inc	United States	111,504	8,552,357
Visa Inc., A	United States	636,819	49,187,899
			437,468,813
Materials 3.2%
[a] Axalta Coating Systems Ltd	United States	529,386	15,071,620
Ecolab Inc	United States	84,285	9,691,089
Martin Marietta Materials Inc	United States	82,608	13,979,752
			38,742,461
Telecommunication Services 4.1%
[a] SBA Communications Corp	United States	373,917	38,528,408
[a] T-Mobile U.S. Inc	United States	287,910	11,309,105
			49,837,513
Total Common Stocks (Cost $893,003,551)			1,182,733,862
Preferred Stocks (Cost $4,000,233) 0.3%
Information Technology 0.3%
[a,b] Tanium Inc., pfd., G	United States	268,600	4,000,233
Total Investments before Short Term Investments
(Cost $897,003,784)			1,186,734,095

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75

FRANKLIN STRATEGIC SERIES
STATEMENT O F INVESTMENTS

Franklin Growth Opportunities Fund (continued)
	Country	Shares	Value
Short Term Investments 4.3%
Money Market Funds (Cost $40,858,493) 3.4%
[a,d] Institutional Fiduciary Trust Money Market Portfolio	United States	40,858,493	$40,858,493
[e] Investments from Cash Collateral Received for Loaned Securities
(Cost $11,257,625) 0.9%
Money Market Funds 0.9%
[a,d] Institutional Fiduciary Trust Money Market Portfolio	United States	11,257,625	11,257,625
Total Investments (Cost $949,119,902) 101.7%			1,238,850,213
Other Assets, less Liabilities (1.7)%			(20,314,156)
Net Assets 100.0%			$1,218,536,057

aNon-income producing.
bSee Note 7 regarding restricted securities.
cA portion or all of the security is on loan at April 30, 2016. See Note 1(c).
dSee Note 3(f) regarding investments in affiliated management investment companies.
eSee Note 1(c) regarding securities on loan.

76 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Small Cap Growth Fund
		Year Ended April 30,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.83	$18.20	$14.26	$12.84	$13.02
Income from investment operations[a]:
Net investment income (loss)[b]	(0.08)	(0.12)	(0.15)	(0.09)	(0.07)
Net realized and unrealized gains (losses)	(2.03)	1.57	4.75	1.87	(0.11)
Total from investment operations	(2.11)	1.45	4.60	1.78	(0.18)
Less distributions from net realized gains	(0.35)	(0.82)	(0.66)	(0.36)	—
Net asset value, end of year	$16.37	$18.83	$18.20	$14.26	$12.84

Total return[c]	(11.28)%	8.34%	32.40%	14.35%	(1.38)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.13%	1.16%	1.20%	1.33%	1.37%
Expenses net of waiver and payments by affiliates	1.11%	1.16%[d]	1.20%[d]	1.33%	1.37%
Net investment income (loss)	(0.44)%	(0.66)%	(0.85)%	(0.68)%	(0.60)%

Supplemental data
Net assets, end of year (000’s)	$792,072	$1,164,218	$851,317	$327,882	$244,570
Portfolio turnover rate	43.99%	30.15%	40.35%	41.02%	50.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 77

FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Small Cap Growth Fund (continued)
		Year Ended April 30,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.36	$16.03	$12.70	$11.57	$11.80
Income from investment operations[a]:
Net investment income (loss)[b]	(0.18)	(0.22)	(0.24)	(0.16)	(0.14)
Net realized and unrealized gains (losses)	(1.76)	1.37	4.23	1.65	(0.09)
Total from investment operations	(1.94)	1.15	3.99	1.49	(0.23)
Less distributions from net realized gains	(0.35)	(0.82)	(0.66)	(0.36)	—
Net asset value, end of year	$14.07	$16.36	$16.03	$12.70	$11.57

Total return[c]	(11.95)%	7.58%	31.57%	13.41%	(1.95)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.88%	1.87%	1.90%	2.03%	2.07%
Expenses net of waiver and payments by affiliates	1.86%	1.87%[d]	1.90%[d]	2.03%	2.07%
Net investment income (loss)	(1.19)%	(1.37)%	(1.55)%	(1.38)%	(1.30)%

Supplemental data
Net assets, end of year (000’s)	$157,175	$225,105	$187,271	$77,644	$67,212
Portfolio turnover rate	43.99%	30.15%	40.35%	41.02%	50.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

78 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Small Cap Growth Fund (continued)
		Year Ended April 30,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.11	$17.57	$13.81	$12.48	$12.67
Income from investment operations[a]:
Net investment income (loss)[b]	(0.12)	(0.16)	(0.18)	(0.11)	(0.09)
Net realized and unrealized gains (losses)	(1.94)	1.52	4.60	1.80	(0.10)
Total from investment operations	(2.06)	1.36	4.42	1.69	(0.19)
Less distributions from net realized gains	(0.35)	(0.82)	(0.66)	(0.36)	—
Net asset value, end of year	$15.70	$18.11	$17.57	$13.81	$12.48

Total return	(11.46)%	8.12%	32.15%	14.04%	(1.50)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.38%	1.37%	1.40%	1.53%	1.57%
Expenses net of waiver and payments by affiliates	1.36%	1.37%[c]	1.40%[c]	1.53%	1.57%
Net investment income (loss)	(0.69)%	(0.87)%	(1.05)%	(0.88)%	(0.80)%

Supplemental data
Net assets, end of year (000’s)	$79,929	$92,455	$51,190	$15,783	$8,489
Portfolio turnover rate	43.99%	30.15%	40.35%	41.02%	50.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 79

FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Small Cap Growth Fund (continued)
	Year Ended April 30,
	2016	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.02	$19.21	$14.64
Income from investment operations[b]:
Net investment income (loss)[c]	0.01	(0.03)	(0.06)
Net realized and unrealized gains (losses)	(2.16)	1.66	5.29
Total from investment operations	(2.15)	1.63	5.23
Less distributions from net realized gains	(0.35)	(0.82)	(0.66)
Net asset value, end of year	$17.52	$20.02	$19.21

Total return	(10.81)%	8.91%	35.80%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.63%	0.66%	0.72%
Expenses net of waiver and payments by affiliates	0.61%	0.66%[d]	0.72%[d]
Net investment income (loss)	0.06%	(0.16)%	(0.37)%

Supplemental data
Net assets, end of year (000’s)	$846,724	$844,293	$87,777
Portfolio turnover rate	43.99%	30.15%	40.35%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

80 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Small Cap Growth Fund (continued)
		Year Ended April 30,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.94	$19.17	$14.94	$13.41	$13.55
Income from investment operations[a]:
Net investment income (loss)[b]	(0.04)	(0.07)	(0.11)	(0.05)	(0.04)
Net realized and unrealized gains (losses)	(2.14)	1.66	5.00	1.94	(0.10)
Total from investment operations	(2.18)	1.59	4.89	1.89	(0.14)
Less distributions from net realized gains	(0.35)	(0.82)	(0.66)	(0.36)	—
Net asset value, end of year	$17.41	$19.94	$19.17	$14.94	$13.41

Total return	(11.06)%	8.65%	32.87%	14.56%	(1.03)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.88%	0.87%	0.90%	1.03%	1.07%
Expenses net of waiver and payments by affiliates	0.86%	0.87%[c]	0.90%[c]	1.03%	1.07%
Net investment income (loss)	(0.19)%	(0.37)%	(0.55)%	(0.38)%	(0.30)%

Supplemental data
Net assets, end of year (000’s)	$850,975	$1,077,822	$427,406	$91,687	$49,159
Portfolio turnover rate	43.99%	30.15%	40.35%	41.02%	50.08%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 81

FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2016

Franklin Small Cap Growth Fund
	Shares	Value
Common Stocks 97.4%
Consumer Discretionary 20.1%
[a,b] 2U Inc	2,955,523	$82,843,310
[a] Buffalo Wild Wings Inc	204,800	27,373,568
[a] Five Below Inc	618,800	25,803,960
[a] Global Eagle Entertainment Inc	2,049,456	16,416,143
[a] Grand Canyon Education Inc	1,066,800	46,651,164
[a,b,c] The Habit Restaurants Inc., A	1,218,700	20,413,225
[a] IMAX Corp	900,200	28,806,400
[c] KB Home	1,583,700	21,490,809
Lithia Motors Inc	168,600	13,997,172
[a,b] M/I Homes Inc	1,385,700	27,852,570
[a,c] Mattress Firm Holding Corp	625,500	24,407,010
[a,c] Nord Anglia Education Inc. (Hong Kong)	874,936	18,574,891
[a] Shutterfly Inc	427,500	19,656,450
[a,b] Sportsman’s Warehouse Holdings Inc	2,972,800	33,830,464
[a] Tenneco Inc	586,400	31,255,120
[a] Tile Shop Holdings Inc	1,920,000	34,252,800
[a] Wingstop Inc	1,060,929	26,459,569
Wolverine World Wide Inc	1,126,300	21,343,385
[a,c] Zoe’s Kitchen Inc	735,200	27,562,648
		548,990,658
Consumer Staples 2.7%
[a] Smart & Final Stores Inc	1,780,600	28,347,152
[a] TreeHouse Foods Inc	517,800	45,773,520
		74,120,672
Energy 2.7%
[a] Callon Petroleum Co	2,030,882	21,344,570
[a] Matador Resources Co	1,391,139	29,979,045
Superior Energy Services Inc	1,348,700	22,739,082
		74,062,697
Financials 5.5%
Evercore Partners Inc	470,600	24,301,784
[b] Houlihan Lokey Inc	827,300	20,856,233
Pinnacle Financial Partners Inc	461,800	22,706,706
[a] PRA Group Inc	767,400	25,462,332
Talmer Bancorp Inc., A	1,323,000	25,666,200
[a] Western Alliance Bancorp	799,300	29,238,394
		148,231,649
Health Care 19.7%
[a,c] Aclaris Therapeutics Inc	673,535	12,446,927
[a,c] Adeptus Health Inc., A	622,200	42,384,264
[a,c] Aduro Biotech Inc	286,320	3,707,844
[a] American Renal Associates Holdings Inc	416,600	11,714,792
[a] Anacor Pharmaceuticals Inc	185,400	11,631,996
[a,b] Aratana Therapeutics Inc	2,697,019	16,209,084
[a,c] Celldex Therapeutics Inc	1,719,100	6,876,400
[a,c] Collegium Pharmaceutical Inc	793,700	15,127,922
[a,c] ConforMIS Inc	675,700	8,371,923
[a,c] Corium International Inc	760,450	3,406,816
[a] DexCom Inc	242,800	15,631,464
[a,c] Edge Therapeutics Inc	583,400	4,801,382

82 Annual Report

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FRANKLIN STRATEGIC SERIES
STATEMENT O F INVESTMENTS

Franklin Small Cap Growth Fund (continued)

	Shares	Value
Common Stocks (continued)
Health Care (continued)
[a,c] Fluidigm Corp	1,022,200	$9,792,676
[a] Foamix Pharmaceuticals Ltd. (Israel)	457,580	2,887,330
[a] Greatbatch Inc	731,100	25,442,280
[a] Halozyme Therapeutics Inc	978,600	10,324,230
[a] HealthEquity Inc	787,616	19,808,542
[a] HealthStream Inc	130,369	2,948,947
[a] HeartWare International Inc	519,438	17,328,452
[a,c] Heron Therapeutics Inc	1,127,593	24,175,594
[a] Impax Laboratories Inc	799,200	26,653,320
[a] Karyopharm Therapeutics Inc	1,373,386	12,772,490
[a,c] Natera Inc	255,100	2,505,082
[a] Neogen Corp	514,100	24,286,084
[a] Neos Therapeutics Inc	487,442	4,421,099
[a,c] Nevro Corp	509,200	34,243,700
[a] Ophthotech Corp	226,909	10,605,726
[a] PAREXEL International Corp	489,900	29,932,890
[a] Pfenex Inc	1,175,631	9,593,149
[a] Portola Pharmaceuticals Inc	327,000	7,769,520
[a,c] Revance Therapeutics Inc	1,148,500	21,109,430
[a] Sage Therapeutics Inc	378,700	14,273,203
[a,b] The Spectranetics Corp	2,276,600	38,702,200
[a] Tandem Diabetes Care Inc	1,381,000	15,370,530
[a,c] TherapeuticsMD Inc	2,239,900	18,479,175
		535,736,463
Industrials 15.4%
[a] The Advisory Board Co	1,097,800	34,734,392
Allegiant Travel Co	165,048	26,501,757
Altra Industrial Motion Corp	953,900	27,376,930
[a,b] Astronics Corp	1,071,982	39,609,735
[a] Beacon Roofing Supply Inc	605,800	25,885,834
[a] DigitalGlobe Inc	2,128,500	47,167,560
[a] Huron Consulting Group Inc	463,900	25,797,479
Interface Inc	1,656,000	28,185,120
[a,b,c] The KEYW Holding Corp	3,851,460	26,536,559
Mobile Mini Inc	939,300	30,292,425
[a] Proto Labs Inc	189,400	11,331,802
[a] Spirit Airlines Inc	552,200	24,258,146
Steelcase Inc., A	1,361,423	20,775,315
[b] US Ecology Inc	1,119,090	50,392,623
		418,845,677
Information Technology 29.1%
[a] A10 Networks Inc	2,555,751	15,257,834
[a,c] Alarm.com Holdings Inc	1,595,124	36,384,779
[a] Bazaarvoice Inc	3,790,700	12,698,845
[a] Bottomline Technologies Inc	1,384,804	34,010,786
[a] BroadSoft Inc	705,674	27,637,722
[a] Callidus Software Inc	2,590,400	47,404,320
[a] Cavium Inc	551,200	27,212,744
Cognex Corp	832,000	29,560,960
[a] Demandware Inc	1,136,900	52,388,352
[a] Envestnet Inc	1,043,522	32,745,720

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FRANKLIN STRATEGIC SERIES
STATEMENT O F INVESTMENTS

Franklin Small Cap Growth Fund (continued)

	Shares	Value
Common Stocks (continued)
Information Technology (continued)
[a] FARO Technologies Inc	453,500	$13,169,640
[a] Guidewire Software Inc	600,900	34,233,273
[a] Hubspot Inc	635,129	28,129,864
[a] Integrated Device Technology Inc	1,335,700	25,752,296
Intersil Corp., A	2,514,000	29,388,660
[a] Ixia	2,131,700	21,572,804
[a,b] Lattice Semiconductor Corp	6,466,700	36,019,519
[a] M/A-COM Technology Solutions Holdings Inc	937,100	38,318,019
[a] Mercury Systems Inc	834,300	17,536,986
[a,b] Nanometrics Inc	1,610,800	28,768,888
[a] Paylocity Holding Corp	1,264,211	48,381,355
[a] Proofpoint Inc	693,500	40,403,310
[a,c] Pure Storage Inc., A	2,053,500	29,878,425
[a] Shoretel Inc	1,261,800	7,722,216
[a] Silicon Laboratories Inc	183,500	8,587,800
[a] ViaSat Inc	320,383	24,573,376
[a] Zendesk Inc	2,069,014	46,759,716
		794,498,209
Materials 2.2%
H.B. Fuller Co	714,300	31,943,496
Quaker Chemical Corp	319,900	28,490,294
		60,433,790
Total Common Stocks (Cost $2,516,910,617)		2,654,919,815
Preferred Stocks 0.4%
Consumer Discretionary 0.4%
[a,d] DraftKings Inc., pfd., D	825,201	3,111,008
[a,d] DraftKings Inc., pfd., D-1	2,029,318	7,650,529
Total Preferred Stocks (Cost $19,999,997)		10,761,537

	Principal
	Amount
Convertible Bonds (Cost $5,000,000) 0.3%
Consumer Discretionary 0.3%
[d] DraftKings Inc., cvt., E, 5.00%, 12/23/16	$5,000,000	9,726,750
Total Investments before Short Term Investments
(Cost $2,541,910,614)		2,675,408,102

	Shares
Short Term Investments 10.5%
Money Market Funds (Cost $42,617,518) 1.6%
[a,e] Institutional Fiduciary Trust Money Market Portfolio	42,617,518	42,617,518
[f] Investments from Cash Collateral Received for Loaned Securities
(Cost $244,245,900) 8.9%
Money Market Funds 8.9%
[a,e] Institutional Fiduciary Trust Money Market Portfolio	244,245,900	244,245,900
Total Investments (Cost $2,828,774,032) 108.6%		2,962,271,520
Other Assets, less Liabilities (8.6)%		(235,395,289)
Net Assets 100.0%		$2,726,876,231

84 Annual Report

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FRANKLIN STRATEGIC SERIES
STATEMENT O F INVESTMENTS

Franklin Small Cap Growth Fund (continued)

aNon-income producing.
bSee Note 8 regarding holdings of 5% voting securities.
cA portion or all of the security is on loan at April 30, 2016. See Note 1(c).
dSee Note 7 regarding restricted securities.
eSee Note 3(f) regarding investments in affiliated management investment companies.
fSee Note 1(c) regarding securities on loan.

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FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Small-Mid Cap Growth Fund
		Year Ended April 30,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$38.38	$40.42	$38.01	$38.51	$41.47
Income from investment operations[a]:
Net investment income (loss)[b]	(0.03)[c]	(0.14)	(0.20)	(0.10)	(0.14)
Net realized and unrealized gains (losses)	(3.37)	5.71	8.39	3.08	(1.18)
Total from investment operations	(3.40)	5.57	8.19	2.98	(1.32)
Less distributions from net realized gains	(3.14)	(7.61)	(5.78)	(3.48)	(1.64)
Net asset value, end of year	$31.84	$38.38	$40.42	$38.01	$38.51

Total return[d]	(9.02)%	15.78%	21.99%	8.95%	(2.54)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.96%	0.94%	0.96%	0.98%	0.99%
Expenses net of waiver and payments by affiliates	0.95%	0.94%[e]	0.96%[e,f]	0.98%	0.99%
Net investment income (loss)	(0.08)%[c]	(0.35)%	(0.48)%	(0.27)%	(0.38)%

Supplemental data
Net assets, end of year (000’s)	$2,231,822	$2,535,853	$2,371,448	$2,355,507	$2,492,205
Portfolio turnover rate	38.72%	47.98%	40.82%	43.72%	47.37%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been (0.38)%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

86 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES

FINANCIAL H IGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)
		Year Ended April 30,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$30.43	$33.78	$32.80	$33.97	$37.10
Income from investment operations[a]:
Net investment income (loss)[b]	(0.23)[c]	(0.36)	(0.43)	(0.32)	(0.37)
Net realized and unrealized gains (losses)	(2.66)	4.62	7.19	2.63	(1.12)
Total from investment operations	(2.89)	4.26	6.76	2.31	(1.49)
Less distributions from net realized gains	(3.14)	(7.61)	(5.78)	(3.48)	(1.64)
Net asset value, end of year	$24.40	$30.43	$33.78	$32.80	$33.97

Total return[d]	(9.72)%	14.96%	21.04%	8.11%	(3.28)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.71%	1.69%	1.71%	1.73%	1.74%
Expenses net of waiver and payments by affiliates	1.70%	1.69%[e]	1.71%[e,f]	1.73%	1.74%
Net investment income (loss)	(0.83)%[c]	(1.10)%	(1.23)%	(1.02)%	(1.13)%

Supplemental data
Net assets, end of year (000’s)	$377,024	$448,722	$404,923	$348,144	$367,272
Portfolio turnover rate	38.72%	47.98%	40.82%	43.72%	47.37%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been (1.13)%.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)
		Year Ended April 30,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$36.18	$38.61	$36.61	$37.32	$40.35
Income from investment operations[a]:
Net investment income (loss)[b]	(0.11)[c]	(0.23)	(0.29)	(0.18)	(0.23)
Net realized and unrealized gains (losses)	(3.18)	5.41	8.07	2.95	(1.16)
Total from investment operations	(3.29)	5.18	7.78	2.77	(1.39)
Less distributions from net realized gains	(3.14)	(7.61)	(5.78)	(3.48)	(1.64)
Net asset value, end of year	$29.75	$36.18	$38.61	$36.61	$37.32

Total return	(9.24)%	15.52%	21.66%	8.66%	(2.79)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.21%	1.19%	1.21%	1.23%	1.24%
Expenses net of waiver and payments by affiliates	1.20%	1.19%[d]	1.21%[d,e]	1.23%	1.24%
Net investment income (loss)	(0.33)%[c]	(0.60)%	(0.73)%	(0.52)%	(0.63)%

Supplemental data
Net assets, end of year (000’s)	$86,989	$96,593	$85,921	$65,397	$64,743
Portfolio turnover rate	38.72%	47.98%	40.82%	43.72%	47.37%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been (0.63)%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

88 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)
	Year Ended April 30,
	2016	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$41.04	$42.53	$38.96
Income from investment operations[b]:
Net investment income[c]	0.15 [d]	0.05	0.01
Net realized and unrealized gains (losses)	(3.62)	6.07	9.34
Total from investment operations	(3.47)	6.12	9.35
Less distributions from net realized gains	(3.14)	(7.61)	(5.78)
Net asset value, end of year	$34.43	$41.04	$42.53

Total return	(8.54)%	16.32%	24.43%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.48%	0.48%	0.47%
Expenses net of waiver and payments by affiliates	0.47%	0.48%[e]	0.47%[e,f]
Net investment income	0.40%[d]	0.11%	0.01%

Supplemental data
Net assets, end of year (000’s)	$242,237	$206,548	$157,153
Portfolio turnover rate	38.72%	47.98%	40.82%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been 0.10%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fBenefit of expense reduction rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 89

FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)
		Year Ended April 30,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$40.83	$42.44	$39.56	$39.83	$42.73
Income from investment operations[a]:
Net investment income (loss)[b]	0.06 [c]	(0.04)	(0.10)	(0.01)	(0.05)
Net realized and unrealized gains (losses)	(3.60)	6.04	8.76	3.22	(1.21)
Total from investment operations	(3.54)	6.00	8.66	3.21	(1.26)
Less distributions from net realized gains	(3.14)	(7.61)	(5.78)	(3.48)	(1.64)
Net asset value, end of year	$34.15	$40.83	$42.44	$39.56	$39.83

Total return	(8.79)%	16.09%	22.30%	9.21%	(2.29)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.71%	0.69%	0.71%	0.73%	0.74%
Expenses net of waiver and payments by affiliates	0.70%	0.69%[d]	0.71%[d,e]	0.73%	0.74%
Net investment income (loss)	0.17%[c]	(0.10)%	(0.23)%	(0.02)%	(0.13)%

Supplemental data
Net assets, end of year (000’s)	$551,176	$708,617	$650,426	$909,895	$822,827
Portfolio turnover rate	38.72%	47.98%	40.82%	43.72%	47.37%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings.
Excluding these amounts, the ratio of net investment income to average net assets would have been (0.13)%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eBenefit of expense reduction rounds to less than 0.01%.

90 Annual Report | The accompanying notes are an integral part of these financial statements.

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	F R A N K L I N S T R A T E G I C S E R I E S

Statement of Investments, April 30, 2016

Franklin Small-Mid Cap Growth Fund
	Shares	Value
Common Stocks 97.2%
Consumer Discretionary 16.9%
[a,b] 2U Inc	1,036,800	$29,061,504
Advance Auto Parts Inc	150,400	23,477,440
[a] Buffalo Wild Wings Inc	185,800	24,834,028
[a,b] Charter Communications Inc., A	178,000	37,778,720
Delphi Automotive PLC (United Kingdom)	344,400	25,358,172
Dick’s Sporting Goods Inc	867,600	40,204,584
[a] Dollar Tree Inc	506,600	40,381,086
[a] Global Eagle Entertainment Inc	1,737,084	13,914,043
[a] Grand Canyon Education Inc	624,600	27,313,758
Hanesbrands Inc	1,336,700	38,804,401
[a] IMAX Corp	901,400	28,844,800
L Brands Inc	594,800	46,566,892
[b] Marriott International Inc., A	391,800	27,461,262
Newell Brands Inc	554,776	25,264,499
[a] Norwegian Cruise Line Holdings Ltd	538,700	26,337,043
[a] NVR Inc	3,300	5,482,257
[a] O’Reilly Automotive Inc	72,700	19,096,836
Polaris Industries Inc	186,400	18,244,832
Ross Stores Inc	120,000	6,813,600
Tractor Supply Co	382,000	36,160,120
[a] Under Armour Inc., A	323,700	14,223,378
[a] Under Armour Inc., C	323,700	13,206,960
[a,b] Zoe’s Kitchen Inc	567,500	21,275,575
		590,105,790
Consumer Staples 5.7%
Constellation Brands Inc., A	448,500	69,992,910
[a] Monster Beverage Corp	387,600	55,899,672
Pinnacle Foods Inc	69,200	2,947,228
[a] TreeHouse Foods Inc	376,500	33,282,600
[a] WhiteWave Foods Co., A	928,100	37,318,901
		199,441,311
Energy 4.7%
Cabot Oil & Gas Corp., A	1,164,510	27,249,534
[a] Concho Resources Inc	494,500	57,446,065
EQT Corp	403,500	28,285,350
[a] Matador Resources Co	881,800	19,002,790
Superior Energy Services Inc	1,882,000	31,730,520
		163,714,259
Financials 11.7%
[a] Affiliated Managers Group Inc	276,800	47,144,576
Arthur J. Gallagher & Co	726,300	33,438,852
[a] CBRE Group Inc	963,400	28,545,542
Equinix Inc	164,178	54,236,202
Intercontinental Exchange Inc	227,048	54,498,332
Lazard Ltd., A	866,200	31,226,510
S&P Global Inc	260,200	27,802,370
[a] Signature Bank	349,200	48,130,236
[a] SVB Financial Group	240,000	25,027,200
Willis Towers Watson PLC	472,900	59,065,210
		409,115,030

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91

FRANKLIN STRATEGIC SERIES
STATEMENT O F INVESTMENTS

Franklin Small-Mid Cap Growth Fund (continued)

	Shares	Value
Common Stocks (continued)
Health Care 19.0%
[a] Akorn Inc	1,119,600	$28,493,820
[a] Anacor Pharmaceuticals Inc	157,796	9,900,121
[a] BioMarin Pharmaceutical Inc	197,066	16,687,549
[a,b] Celldex Therapeutics Inc	793,900	3,175,600
[a] Cerner Corp	582,600	32,707,164
The Cooper Cos. Inc	295,300	45,204,524
[a] DaVita HealthCare Partners Inc	459,900	33,986,610
DENTSPLY SIRONA Inc	442,000	26,343,200
[a] DexCom Inc	504,114	32,454,859
[a] Edwards Lifesciences Corp	574,200	60,985,782
[a,b] Heron Therapeutics Inc	492,411	10,557,292
[a] Hologic Inc	1,193,300	40,082,947
[a] Impax Laboratories Inc	547,000	18,242,450
[a] Incyte Corp	205,200	14,829,804
[a] Insulet Corp	359,917	11,985,236
[a] Mallinckrodt PLC	489,300	30,591,036
[a] Medivation Inc	307,228	17,757,779
[a] Mettler-Toledo International Inc	104,500	37,405,775
[a] Nevro Corp	441,400	29,684,150
[a,b] Penumbra Inc	168,647	9,191,262
Perrigo Co. PLC	360,817	34,880,179
[a] Pfenex Inc	955,500	7,796,880
[a] Quintiles Transnational Holdings Inc	728,400	50,310,588
[a,b] Revance Therapeutics Inc	623,900	11,467,282
[a] SciClone Pharmaceuticals Inc	573,400	7,568,880
St. Jude Medical Inc	428,000	32,613,600
[a] TherapeuticsMD Inc	681,300	5,620,725
		660,525,094
Industrials 14.9%
Acuity Brands Inc	98,900	24,120,721
Allegiant Travel Co	74,209	11,915,739
AMETEK Inc	1,096,050	52,709,045
B/E Aerospace Inc	678,400	32,990,592
[a] DigitalGlobe Inc	1,441,700	31,948,072
Dun & Bradstreet Corp	310,100	34,238,141
[a] Genesee & Wyoming Inc	680,200	44,287,822
[a] HD Supply Holdings Inc	1,348,068	46,211,771
Hexcel Corp	756,709	34,256,216
[a] IHS Inc., A	376,600	46,389,588
J.B. Hunt Transport Services Inc	227,800	18,880,064
Robert Half International Inc	995,800	38,149,098
Roper Technologies Inc	360,530	63,485,728
[a] Sensata Technologies Holding NV	489,700	18,446,999
[a] Verisk Analytics Inc	292,800	22,715,424
		520,745,020
Information Technology 21.0%
[a] Akamai Technologies Inc	184,400	9,402,556
[a] Alliance Data Systems Corp	57,600	11,710,656
[a] ANSYS Inc	227,100	20,613,867
[a,b] Atlassian Corp. PLC (United Kingdom)	253,400	5,871,278
[a] Bottomline Technologies Inc	565,600	13,891,136

92 Annual Report

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FRANKLIN STRATEGIC SERIES
STATEMENT O F INVESTMENTS

Franklin Small-Mid Cap Growth Fund (continued)

	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Cognex Corp	1,067,300	$37,921,169
[a] CoStar Group Inc	234,600	46,288,926
CSRA Inc	1,263,547	32,801,680
[a] Demandware Inc	368,100	16,962,048
[a] Electronic Arts Inc	924,800	57,198,880
Fidelity National Information Services Inc	428,900	28,221,620
[a] FleetCor Technologies Inc	243,800	37,710,984
[a] GoDaddy Inc., A	845,800	25,686,946
Intersil Corp., A	2,174,600	25,421,074
Lam Research Corp	236,400	18,060,960
[a] LinkedIn Corp., A	178,300	22,342,773
[a] Lumentum Holdings Inc	249,880	6,321,964
Microchip Technology Inc	354,800	17,239,732
[a] NXP Semiconductors NV (Netherlands)	966,193	82,396,939
[a] Palo Alto Networks Inc	254,200	38,351,154
[a] Proofpoint Inc	153,000	8,913,780
[a] Red Hat Inc	495,600	36,362,172
[a] ServiceNow Inc	470,600	33,638,488
[a] Vantiv Inc., A	798,700	43,561,098
[a] ViaSat Inc	499,176	38,286,799
[a] Workday Inc	224,300	16,818,014
		731,996,693
Materials 2.6%
[a] Axalta Coating Systems Ltd	1,608,203	45,785,539
Martin Marietta Materials Inc	263,300	44,558,259
		90,343,798
Telecommunication Services 0.7%
[a] SBA Communications Corp	240,600	24,791,424
Total Common Stocks (Cost $2,626,351,608)		3,390,778,419
Preferred Stocks 0.2%
Consumer Discretionary 0.2%
[a,c] DraftKings Inc., pfd., D	660,161	2,488,807
[a,c] DraftKings Inc., pfd., D-1	1,623,455	6,120,425
Total Preferred Stocks (Cost $16,000,003)		8,609,232

	Principal
	Amount
Convertible Bonds (Cost $5,000,000) 0.3%
Consumer Discretionary 0.3%
[c] DraftKings Inc., cvt., E, 5.00%, 12/23/16	$5,000,000	9,726,750
Total Investments before Short Term Investments (Cost $2,647,351,611)		3,409,114,401

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FRANKLIN STRATEGIC SERIES
STATEMENT O F INVESTMENTS

Franklin Small-Mid Cap Growth Fund (continued)
	Shares	Value
Short Term Investments 6.2%
Money Market Funds (Cost $109,329,133) 3.1%
[a,d] Institutional Fiduciary Trust Money Market Portfolio	109,329,133	$109,329,133
[e] Investments from Cash Collateral Received for Loaned Securities
(Cost $105,887,415) 3.1%
Money Market Funds 3.1%
[a,d] Institutional Fiduciary Trust Money Market Portfolio	105,887,415	105,887,415
Total Investments (Cost $2,862,568,159) 103.9%		3,624,330,949
Other Assets, less Liabilities (3.9)%		(135,083,683)
Net Assets 100.0%		$3,489,247,266

aNon-income producing.
bA portion or all of the security is on loan at April 30, 2016. See Note 1(c).
cSee Note 7 regarding restricted securities.
dSee Note 3(f) regarding investments in affiliated management investment companies.
eSee Note 1(c) regarding securities on loan.

94 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES

Financial Statements

Statements of Assets and Liabilities
April 30, 2016

	Franklin	Franklin	Franklin
	Flex Cap	Focused Core	Growth
	Growth Fund	Equity Fund	Opportunities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,828,064,783	$169,938,110	$897,003,784
Cost - Non-controlled affiliates (Note 3f)	157,168,216	—	52,116,118
Total cost of investments	$1,985,232,999	$169,938,110	$949,119,902
Value - Unaffiliated issuers	$2,697,443,156	$172,160,404	$1,186,734,095
Value - Non-controlled affiliates (Note 3f)	157,168,216	—	52,116,118
Total value of investments[a]	2,854,611,372	172,160,404	1,238,850,213
Receivables:
Investment securities sold	639,868	3,676,158	6,062,670
Capital shares sold	655,383	127,729	811,130
Dividends and interest	660,971	77,259	144,511
Other assets	1,667	108	716
Total assets	2,856,569,261	176,041,658	1,245,869,240
Liabilities:
Payables:
Investment securities purchased	—	2,646,197	9,087,704
Capital shares redeemed	4,522,062	2,320,792	5,677,506
Management fees	1,040,532	90,766	630,988
Distribution fees	684,542	42,611	248,767
Transfer agent fees	1,028,796	15,712	279,246
Funds advanced by custodian	—	632,769	—
Payable upon return of securities loaned	61,292,950	—	11,257,625
Accrued expenses and other liabilities	292,212	41,709	151,347
Total liabilities	68,861,094	5,790,556	27,333,183
Net assets, at value	$2,787,708,167	$170,251,102	$1,218,536,057
Net assets consist of:
Paid-in capital	$1,948,325,034	$176,935,782	$942,056,346
Undistributed net investment income (loss)	(5,173,713)	—	(2,362,629)
Distribution in excess of net investment income	—	(48,510)	—
Net unrealized appreciation (depreciation)	869,378,373	2,222,294	289,633,145
Accumulated net realized gain (loss)	(24,821,527)	(8,858,464)	(10,790,805)
Net assets, at value	$2,787,708,167	$170,251,102	$1,218,536,057

[a]Includes securities loaned	$59,344,377	$—	$10,759,447

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The accompanying notes are an integral part of these financial statements. | Annual Report 95

FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
April 30, 2016

	Franklin	Franklin	Franklin
	Flex Cap	Focused Core	Growth
	Growth Fund	Equity Fund	Opportunities Fund
Class A:
Net assets, at value	$1,951,973,125	$100,483,288	$548,871,359
Shares outstanding	45,368,158	7,661,483	18,055,586
Net asset value per share[a]	$43.03	$13.12	$30.40
Maximum offering price per share (net asset value per share ÷ 94.25%)	$45.66	$13.92	$32.25
Class C:
Net assets, at value	$315,556,446	$25,118,572	$137,882,267
Shares outstanding	9,093,586	1,996,812	5,186,161
Net asset value and maximum offering price per share[a]	$34.70	$12.58	$26.59
Class R:
Net assets, at value	$30,156,804	$272,794	$39,785,662
Shares outstanding	741,068	21,023	1,354,780
Net asset value and maximum offering price per share	$40.69	$12.98	$29.37
Class R6:
Net assets, at value	$185,994,964	$33,640,231	$235,619,515
Shares outstanding	4,109,913	2,534,919	7,275,500
Net asset value and maximum offering price per share	$45.26	$13.27	$32.39
Advisor Class:
Net assets, at value	$304,026,828	$10,736,217	$256,377,254
Shares outstanding	6,774,433	810,016	7,961,726
Net asset value and maximum offering price per share	$44.88	$13.25	$32.20

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

96 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
April 30, 2016

	Franklin	Franklin
	Small Cap	Small-Mid Cap
	Growth Fund	Growth Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,106,504,489	$2,647,351,611
Cost - Non-controlled affiliates (Note 3f and 8)	722,269,543	215,216,548
Total cost of investments	$2,828,774,032	$2,862,568,159
Value - Unaffiliated issuers	$2,253,373,692	$3,409,114,401
Value - Non-controlled affiliates (Note 3f and 8)	708,897,828	215,216,548
Total value of investments[a]	2,962,271,520	3,624,330,949
Receivables:
Investment securities sold	21,968,497	2,169,182
Capital shares sold	1,398,084	3,201,657
Dividends and interest	979,725	531,137
Due from custodian	1,766,646	—
Other assets	1,544	1,967
Total assets	2,988,386,016	3,630,234,892
Liabilities:
Payables:
Investment securities purchased	7,404,626	26,248,271
Capital shares redeemed	5,143,313	5,155,846
Management fees	1,317,579	1,260,332
Distribution fees	343,692	806,367
Transfer agent fees	1,090,525	1,438,606
Payable upon return of securities loaned	246,012,546	105,887,415
Accrued expenses and other liabilities	197,504	190,789
Total liabilities	261,509,785	140,987,626
Net assets, at value	$2,726,876,231	$3,489,247,266
Net assets consist of:
Paid-in capital	$2,797,387,413	$2,704,893,202
Undistributed net investment income (loss)	(2,532,991)	(4,254,714)
Net unrealized appreciation (depreciation)	133,497,488	761,762,790
Accumulated net realized gain (loss)	(201,475,679)	26,845,988
Net assets, at value	$2,726,876,231	$3,489,247,266

[a]Includes securities loaned	$237,721,998	$104,006,033

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The accompanying notes are an integral part of these financial statements. | Annual Report 97

FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
April 30, 2016

	Franklin	Franklin
	Small Cap	Small-Mid Cap
	Growth Fund	Growth Fund
Class A:
Net assets, at value	$792,072,140	$2,231,821,510
Shares outstanding	48,375,427	70,099,901
Net asset value per share[a]	$16.37	$31.84
Maximum offering price per share (net asset value per share ÷ 94.25%)	$17.37	$33.78
Class C:
Net assets, at value	$157,175,493	$377,024,001
Shares outstanding	11,172,004	15,454,389
Net asset value and maximum offering price per share[a]	$14.07	$24.40
Class R:
Net assets, at value	$79,929,331	$86,989,190
Shares outstanding	5,092,288	2,923,734
Net asset value and maximum offering price per share	$15.70	$29.75
Class R6:
Net assets, at value	$846,724,026	$242,236,690
Shares outstanding	48,334,812	7,035,875
Net asset value and maximum offering price per share	$17.52	$34.43
Advisor Class:
Net assets, at value	$850,975,241	$551,175,875
Shares outstanding	48,890,879	16,138,010
Net asset value and maximum offering price per share	$17.41	$34.15

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

98 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Operations
for the year ended April 30, 2016

	Franklin	Franklin	Franklin
	Flex Cap	Focused Core	Growth
	Growth Fund	Equity Fund	Opportunities Fund
Investment income:
Dividends	$13,471,800	$3,206,718	$6,159,166
Income from securities loaned (net of fees and rebates)	847,078	—	182,616
Total investment income	14,318,878	3,206,718	6,341,782
Expenses:
Management fees (Note 3a)	14,088,782	1,759,129	7,718,268
Distribution fees: (Note 3c)
Class A	5,341,414	294,058	1,396,152
Class C	3,506,834	260,161	1,352,429
Class R	188,092	1,529	223,095
Transfer agent fees: (Note 3e)
Class A	4,690,711	178,710	978,366
Class C	769,914	41,324	247,860
Class R	82,558	493	81,751
Class R6	311	103	612
Advisor Class	787,196	18,587	491,535
Custodian fees (Note 4)	28,641	2,218	12,505
Reports to shareholders	386,840	25,239	99,491
Registration and filing fees	149,534	92,626	154,894
Professional fees	57,340	44,339	44,336
Trustees’ fees and expenses	31,533	1,710	11,688
Other	116,039	7,652	90,023
Total expenses	30,225,739	2,727,878	12,903,005
Expenses waived/paid by affiliates (Note 3f and 3g)	(216,834)	(387,007)	(76,131)
Net expenses	30,008,905	2,340,871	12,826,874
Net investment income (loss)	(15,690,027)	865,847	(6,485,092)
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	77,697,555	(6,942,364)	(7,678,098)
Foreign currency transactions	—	(12,146)	37,708
Net realized gain (loss)	77,697,555	(6,954,510)	(7,640,390)
Net change in unrealized appreciation (depreciation) on:
Investments	(225,895,077)	(20,402,747)	(70,297,495)
Translation of other assets and liabilities denominated in
foreign currencies	—	1,516	(97,613)
Net change in unrealized appreciation (depreciation)	(225,895,077)	(20,401,231)	(70,395,108)
Net realized and unrealized gain (loss)	(148,197,522)	(27,355,741)	(78,035,498)
Net increase (decrease) in net assets resulting from operations	$(163,887,549)	$(26,489,894)	$(84,520,590)

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The accompanying notes are an integral part of these financial statements. | Annual Report 99

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Operations (continued)
for the year ended April 30, 2016

	Franklin	Franklin
	Small Cap	Small-Mid Cap
	Growth Fund	Growth Fund
Investment income:
Dividends:
Unaffiliated issuers	$8,132,749	$29,530,103
Non-controlled affiliates (Note 3f and 8)	1,080,809	—
Interest	87,671	98,820
Income from securities loaned (net of fees and rebates)	11,964,236	2,692,456
Total investment income	21,265,465	32,321,379
Expenses:
Management fees (Note 3a)	18,934,705	16,987,955
Distribution fees: (Note 3c)
Class A	2,490,772	5,890,746
Class C	1,913,678	4,120,410
Class R	438,575	457,797
Transfer agent fees: (Note 3e)
Class A	2,511,886	5,426,842
Class C	483,424	948,979
Class R	221,586	210,863
Class R6	18,769	2,262
Advisor Class	2,451,890	1,457,978
Custodian fees (Note 4)	27,421	32,229
Reports to shareholders	363,225	288,700
Registration and filing fees	349,362	277,494
Professional fees	57,676	59,534
Trustees’ fees and expenses	31,794	37,775
Other	44,291	52,603
Total expenses	30,339,054	36,252,167
Expense reductions (Note 4)	(125)	(29)
Expenses waived/paid by affiliates (Note 3f)	(468,587)	(340,116)
Net expenses	29,870,342	35,912,022
Net investment income (loss)	(8,604,877)	(3,590,643)
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(134,664,091)	192,892,797
Non-controlled affiliates (Note 3f and 8)	(61,231,015)	—
Net realized gain (loss)	(195,895,106)	192,892,797
Net change in unrealized appreciation (depreciation) on investments	(189,905,421)	(552,669,162)
Net realized and unrealized gain (loss)	(385,800,527)	(359,776,365)
Net increase (decrease) in net assets resulting from operations	$(394,405,404)	$(363,367,008)

100 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin		Franklin
	Flex Cap Growth Fund		Focused Core Equity Fund

	Year Ended April 30,		Year Ended April 30,

	2016	2015	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(15,690,027)	$(13,082,959)	$865,847	$(55,707)
Net realized gain (loss)	77,697,555	487,591,360	(6,954,510)	4,914,783
Net change in unrealized appreciation (depreciation)	(225,895,077)	(48,517,586)	(20,401,231)	10,554,990
Net increase (decrease) in net assets resulting
from operations	(163,887,549)	425,990,815	(26,489,894)	15,414,066
Distributions to shareholders from:
Net investment income:
Class A	—	—	(497,875)	—
Class R	—	—	(953)	—
Class R6	—	—	(285,880)	(54,580)
Advisor Class	—	—	(75,820)	(12,538)
Net realized gains:
Class A	(259,003,276)	(342,846,125)	(3,097,294)	(1,515,213)
Class C	(51,497,509)	(64,406,445)	(753,648)	(294,362)
Class R	(4,467,935)	(8,219,922)	(8,526)	(3,890)
Class R6	(22,496,307)	(55,730,307)	(947,505)	(466,176)
Advisor Class	(41,094,908)	(61,364,271)	(303,800)	(197,864)
Total distributions to shareholders	(378,559,935)	(532,567,070)	(5,971,301)	(2,544,623)
Capital share transactions: (Note 2)
Class A	79,881,168	136,476,026	27,607,644	43,753,093
Class C	25,404,125	36,940,650	10,981,811	10,579,825
Class R	(8,612,325)	(9,432,569)	158,571	25,410
Class R6	(79,076,586)	(69,772,541)	14,106,218	24,014,926
Advisor Class	(31,780,787)	75,060,076	2,665,730	1,784,405
Total capital share transactions	(14,184,405)	169,271,642	55,519,974	80,157,659
Net increase (decrease) in net assets	(556,631,889)	62,695,387	23,058,779	93,027,102
Net assets:
Beginning of year	3,344,340,056	3,281,644,669	147,192,323	54,165,221
End of year	$2,787,708,167	$3,344,340,056	$170,251,102	$147,192,323
Undistributed net investment income (loss) included in net
assets, end of year	$(5,173,713)	$(6,551,185)	$—	$(109,547)
Distributions in excess of net investment income included in
net assets, end of year	$—	$—	$(48,510)	$—

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The accompanying notes are an integral part of these financial statements. | Annual Report 101

FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin		Franklin
	Growth Opportunities Fund		Small Cap Growth Fund

	Year Ended April 30,		Year Ended April 30,

	2016	2015	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(6,485,092)	$(4,882,012)	$(8,604,877)	$(13,731,218)
Net realized gain (loss)	(7,640,390)	30,869,769	(195,895,106)	100,910,675
Net change in unrealized appreciation (depreciation)	(70,395,108)	145,265,407	(189,905,421)	117,033,709
Net increase (decrease) in net assets resulting
from operations	(84,520,590)	171,253,164	(394,405,404)	204,213,166
Distributions to shareholders from:
Net realized gains:
Class A	(11,684,036)	(8,226,701)	(18,855,133)	(45,578,212)
Class C	(3,434,327)	(2,289,412)	(4,317,704)	(10,662,075)
Class R	(919,987)	(1,046,546)	(1,825,810)	(3,386,123)
Class R6	(4,559,642)	(4,459,467)	(16,908,538)	(15,120,957)
Advisor Class	(5,175,160)	(5,048,872)	(17,868,315)	(33,104,015)
Total distributions to shareholders	(25,773,152)	(21,070,998)	(59,775,500)	(107,851,382)
Capital share transactions: (Note 2)
Class A	142,478,599	51,147,182	(221,885,481)	273,601,463
Class C	42,387,168	11,203,177	(37,262,306)	32,688,066
Class R	(4,630,356)	(1,590,662)	564,740	38,786,269
Class R6	7,201,428	32,429,351	124,630,820	743,017,911
Advisor Class	8,197,076	6,333,425	(88,883,508)	614,477,070
Total capital share transactions	195,633,915	99,522,473	(222,835,735)	1,702,570,779
Net increase (decrease) in net assets	85,340,173	249,704,639	(677,016,639)	1,798,932,563
Net assets:
Beginning of year	1,133,195,884	883,491,245	3,403,892,870	1,604,960,307
End of year	$1,218,536,057	$1,133,195,884	$2,726,876,231	$3,403,892,870
Undistributed net investment income (loss) included in
net assets:
End of year	$(2,362,629)	$(2,383,730)	$(2,532,991)	$—

102 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin
	Small-Mid Cap Growth Fund

	Year Ended April 30,

	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(3,590,643)	$(14,296,448)
Net realized gain (loss)	192,892,797	501,686,791
Net change in unrealized appreciation (depreciation)	(552,669,162)	64,843,012
Net increase (decrease) in net assets resulting from operations	(363,367,008)	552,233,355
Distributions to shareholders from:
Net realized gains:
Class A	(203,767,135)	(417,947,469)
Class C	(45,252,717)	(89,717,291)
Class R	(8,434,665)	(17,750,873)
Class R6	(20,262,074)	(31,845,395)
Advisor Class	(49,942,277)	(113,021,649)
Total distributions to shareholders	(327,658,868)	(670,282,677)
Capital share transactions: (Note 2)
Class A	128,177,630	230,068,449
Class C	17,363,176	73,872,191
Class R	8,280,172	14,705,787
Class R6	75,185,512	53,747,705
Advisor Class	(45,066,011)	72,116,723
Total capital share transactions	183,940,479	444,510,855
Net increase (decrease) in net assets	(507,085,397)	326,461,533
Net assets:
Beginning of year	3,996,332,663	3,669,871,130
End of year	$3,489,247,266	$3,996,332,663
Undistributed net investment income (loss) included in net assets:
End of year	$(4,254,714)	$(4,043,161)

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FRANKLIN STRATEGIC SERIES

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of ten separate funds, five of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The Funds offer five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. Franklin Flex Cap Growth Fund and Franklin Small Cap Growth Fund were closed to new investors with limited exceptions effective at the close of market April 25, 2016 and February 12, 2015, respectively.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various

104 Annual Report

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds and/or uninvested cash as included in due from custodian in the Statements of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral

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105

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

c. Securities Lending (continued)

received. The securities lending agent has agreed to indemnify the Funds in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2016, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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2. Shares of Beneficial Interest

At April 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Flex Cap		Franklin Focused Core
	Growth Fund		Equity Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended April 30, 2016
Shares sold	5,401,278	$261,619,712	5,194,472	$76,809,979
Shares issued in reinvestment of distributions	5,298,855	239,296,293	264,790	3,590,557
Shares redeemed	(8,887,424)	(421,034,837)	(3,853,385)	(52,792,892)
Net increase (decrease)	1,812,709	$79,881,168	1,605,877	$27,607,644
Year ended April 30, 2015
Shares sold	5,829,133	$313,652,976	4,330,719	$62,326,695
Shares issued in reinvestment of distributions	6,536,512	313,687,386	108,790	1,506,743
Shares redeemed	(9,069,735)	(490,864,336)	(1,402,021)	(20,080,345)
Net increase (decrease)	3,295,910	$136,476,026	3,037,488	$43,753,093

Class C Shares:
Year ended April 30, 2016
Shares sold	1,254,326	$50,631,034	1,399,717	$19,891,883
Shares issued in reinvestment of distributions	1,373,330	50,167,747	57,646	751,703
Shares redeemed	(1,969,559)	(75,394,656)	(734,079)	(9,661,775)
Net increase (decrease)	658,097	$25,404,125	723,284	$10,981,811
Year ended April 30, 2015
Shares sold	806,709	$37,072,619	917,755	$12,810,782
Shares issued in reinvestment of distributions	1,554,274	62,512,881	21,304	285,046
Shares redeemed	(1,363,573)	(62,644,850)	(178,945)	(2,516,003)
Net increase (decrease)	997,410	$36,940,650	760,114	$10,579,825

Class R Shares:
Year ended April 30, 2016
Shares sold	143,961	$6,665,006	25,274	$366,702
Shares issued in reinvestment of distributions	104,006	4,447,287	706	9,480
Shares redeemed	(426,574)	(19,724,618)	(16,124)	(217,611)
Net increase (decrease)	(178,607)	$(8,612,325)	9,856	$158,571
Year ended April 30, 2015
Shares sold	112,069	$5,883,467	4,453	$63,598
Shares issued in reinvestment of distributions	178,575	8,187,653	283	3,890
Shares redeemed	(453,418)	(23,503,689)	(2,901)	(42,078)
Net increase (decrease)	(162,774)	$(9,432,569)	1,835	$25,410

Class R6 Shares:
Year ended April 30, 2016
Shares sold	97,992	$4,895,791	1,219,631	$18,751,979
Shares issued in reinvestment of distributions	438,587	20,797,794	90,028	1,233,386
Shares redeemed	(1,938,655)	(104,770,171)	(439,680)	(5,879,147)
Net increase (decrease)	(1,402,076)	$(79,076,586)	869,979	$14,106,218
Year ended April 30, 2015
Shares sold	208,100	$11,229,853	1,731,134	$25,050,510
Shares issued in reinvestment of distributions	1,074,806	53,600,581	37,238	520,591
Shares redeemed	(2,551,233)	(134,602,975)	(104,481)	(1,556,175)
Net increase (decrease)	(1,268,327)	$(69,772,541)	1,663,891	$24,014,926

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2. Shares of Beneficial Interest (continued)
	Franklin Flex Cap		Franklin Focused Core
	Growth Fund		Equity Fund
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Year ended April 30, 2016
Shares sold	925,420	$45,147,388	433,979	$6,439,932
Shares issued in reinvestment of distributions	857,253	40,350,886	20,306	277,987
Shares redeemed	(2,387,892)	(117,279,061)	(286,239)	(4,052,189)
Net increase (decrease)	(605,219)	$(31,780,787)	168,046	$2,665,730
Year ended April 30, 2015
Shares sold	1,687,564	$95,480,580	187,731	$2,722,580
Shares issued in reinvestment of distributions	1,215,776	60,351,143	10,555	147,563
Shares redeemed	(1,474,007)	(80,771,647)	(74,691)	(1,085,738)
Net increase (decrease)	1,429,333	$75,060,076	123,595	$1,784,405

	Franklin Growth		Franklin Small Cap
	Opportunities Fund		Growth Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended April 30, 2016
Shares sold	8,456,259	$274,758,449	9,355,935	$164,566,603
Shares issued in reinvestment of distributions	351,747	11,284,114	1,032,714	17,618,102
Shares redeemed	(4,566,206)	(143,563,964)	(23,836,334)	(404,070,186)
Net increase (decrease)	4,241,800	$142,478,599	(13,447,685)	$(221,885,481)
Year ended April 30, 2015
Shares sold	4,284,487	$135,816,417	35,113,831	$646,367,733
Shares issued in reinvestment of distributions	260,551	7,871,257	2,517,935	43,107,019
Shares redeemed	(2,999,072)	(92,540,492)	(22,575,043)	(415,873,289)
Net increase (decrease)	1,545,966	$51,147,182	15,056,723	$273,601,463

Class C Shares:
Year ended April 30, 2016
Shares sold	2,651,152	$76,378,591	849,422	$12,859,934
Shares issued in reinvestment of distributions	113,685	3,199,097	266,930	3,923,876
Shares redeemed	(1,354,189)	(37,190,520)	(3,707,026)	(54,046,116)
Net increase (decrease)	1,410,648	$42,387,168	(2,590,674)	$(37,262,306)
Year ended April 30, 2015
Shares sold	938,449	$26,354,628	4,518,973	$72,788,301
Shares issued in reinvestment of distributions	80,384	2,151,087	643,984	9,601,848
Shares redeemed	(623,578)	(17,302,538)	(3,082,359)	(49,702,083)
Net increase (decrease)	395,255	$11,203,177	2,080,598	$32,688,066

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	Franklin Growth		Franklin Small Cap
	Opportunities Fund		Growth Fund
	Shares	Amount	Shares	Amount

Class R Shares:
Year ended April 30, 2016
Shares sold	367,541	$11,531,931	1,467,096	$24,818,077
Shares issued in reinvestment of distributions	29,367	910,971	110,763	1,813,185
Shares redeemed	(545,651)	(17,073,258)	(1,590,105)	(26,066,522)
Net increase (decrease)	(148,743)	$(4,630,356)	(12,246)	$564,740
Year ended April 30, 2015
Shares sold	362,355	$10,891,578	3,379,988	$60,467,102
Shares issued in reinvestment of distributions	35,413	1,037,235	205,380	3,384,666
Shares redeemed	(446,651)	(13,519,475)	(1,393,481)	(25,065,499)
Net increase (decrease)	(48,883)	$(1,590,662)	2,191,887	$38,786,269

Class R6 Shares:
Year ended April 30, 2016
Shares sold	1,320,454	$42,825,228	16,170,895	$309,172,532
Shares issued in reinvestment of distributions	99,392	3,391,255	871,223	15,864,975
Shares redeemed	(1,180,480)	(39,015,055)	(10,882,040)	(200,406,687)
Net increase (decrease)	239,366	$7,201,428	6,160,078	$124,630,820
Year ended April 30, 2015
Shares sold	1,338,415	$43,718,352	40,533,757	$802,392,823
Shares issued in reinvestment of distributions	103,593	3,308,745	719,645	13,068,756
Shares redeemed	(438,062)	(14,597,746)	(3,648,550)	(72,443,668)
Net increase (decrease)	1,003,946	$32,429,351	37,604,852	$743,017,911

Advisor Class Shares:
Year ended April 30, 2016
Shares sold	1,484,253	$49,836,416	13,824,812	$254,897,448
Shares issued in reinvestment of distributions	149,430	5,073,151	890,640	16,138,402
Shares redeemed	(1,391,763)	(46,712,491)	(19,867,945)	(359,919,358)
Net increase (decrease)	241,920	$8,197,076	(5,152,493)	$(88,883,508)
Year ended April 30, 2015
Shares sold	1,172,189	$38,291,441	44,799,317	$871,011,128
Shares issued in reinvestment of distributions	156,179	4,972,740	1,598,050	28,940,693
Shares redeemed	(1,108,533)	(36,930,756)	(14,643,992)	(285,474,751)
Net increase (decrease)	219,835	$6,333,425	31,753,375	$614,477,070

	Franklin Small-Mid Cap
	Growth Fund
	Shares	Amount

Class A Shares:
Year ended April 30, 2016
Shares sold	12,907,569	$443,875,701
Shares issued in reinvestment of distributions	5,680,738	183,487,832
Shares redeemed	(14,552,480)	(499,185,903)
Net increase (decrease)	4,035,827	$128,177,630
Year ended April 30, 2015
Shares sold	9,606,826	$377,655,732
Shares issued in reinvestment of distributions	10,740,727	372,273,602
Shares redeemed	(12,948,880)	(519,860,885)
Net increase (decrease)	7,398,673	$230,068,449

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2. Shares of Beneficial Interest (continued)
	Franklin Small-Mid Cap
	Growth Fund
	Shares	Amount

Class C Shares:
Year ended April 30, 2016
Shares sold	2,150,607	$59,253,003
Shares issued in reinvestment of distributions	1,699,234	42,175,007
Shares redeemed	(3,139,510)	(84,064,834)
Net increase (decrease)	710,331	$17,363,176
Year ended April 30, 2015
Shares sold	1,922,933	$61,150,043
Shares issued in reinvestment of distributions	3,007,899	82,897,682
Shares redeemed	(2,173,499)	(70,175,534)
Net increase (decrease)	2,757,333	$73,872,191

Class R Shares:
Year ended April 30, 2016
Shares sold	970,177	$32,177,674
Shares issued in reinvestment of distributions	271,520	8,205,344
Shares redeemed	(987,525)	(32,102,846)
Net increase (decrease)	254,172	$8,280,172
Year ended April 30, 2015
Shares sold	929,258	$35,571,744
Shares issued in reinvestment of distributions	531,661	17,385,302
Shares redeemed	(1,016,736)	(38,251,259)
Net increase (decrease)	444,183	$14,705,787

Class R6 Shares:
Year ended April 30, 2016
Shares sold	3,986,227	$144,238,638
Shares issued in reinvestment of distributions	486,072	16,949,319
Shares redeemed	(2,469,832)	(86,002,445)
Net increase (decrease)	2,002,467	$75,185,512
Year ended April 30, 2015
Shares sold	1,395,483	$59,630,680
Shares issued in reinvestment of distributions	675,017	24,968,887
Shares redeemed	(732,222)	(30,851,862)
Net increase (decrease)	1,338,278	$53,747,705

Advisor Class Shares:
Year ended April 30, 2016
Shares sold	2,777,179	$103,360,464
Shares issued in reinvestment of distributions	1,300,049	45,007,699
Shares redeemed	(5,295,143)	(193,434,174)
Net increase (decrease)	(1,217,915)	$(45,066,011)
Year ended April 30, 2015
Shares sold	2,813,541	$118,449,511
Shares issued in reinvestment of distributions	2,768,890	101,978,223
Shares redeemed	(3,553,308)	(148,311,011)
Net increase (decrease)	2,029,123	$72,116,723

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3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin Flex Cap Growth Fund and Franklin Small-Mid Cap Growth Fund pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Franklin Focused Core Equity Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $500 million
0.850%	Over $500 million, up to and including $1 billion
0.800%	Over $1 billion, up to and including $1.5 billion
0.750%	Over $1.5 billion, up to and including $6.5 billion
0.725%	Over $6.5 billion, up to and including $11.5 billion
0.700%	Over $11.5 billion, up to and including $16.5 billion
0.690%	Over $16.5 billion, up to and including $19 billion
0.680%	Over $19 billion, up to and including $21.5 billion
0.670%	In excess of $21.5 billion

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3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Franklin Growth Opportunities Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $500 million
0.600%	Over $500 million, up to and including $1 billion
0.550%	Over $1 billion, up to and including $1.5 billion
0.500%	Over $1.5 billion, up to and including $6.5 billion
0.475%	Over $6.5 billion, up to and including $11.5 billion
0.450%	Over $11.5 billion, up to and including $16.5 billion
0.440%	Over $16.5 billion, up to and including $19 billion
0.430%	Over $19 billion, up to and including $21.5 billion
0.420%	In excess of $21.5 billion

Franklin Small Cap Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

For the year ended April 30, 2016, each Fund’s annualized effective investment management fee rate based on average daily net assets was as follows:

Franklin
Franklin	Franklin	Growth	Franklin	Franklin
Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund
0.458%	0.950%	0.632%	0.606%	0.457%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for

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costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

			Franklin
	Franklin	Franklin	Growth	Franklin	Franklin
	Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
	Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund
Reimbursement Plans:
Class A	0.25%	0.35%	0.35%	0.35%	0.25%
Compensation Plans:
Class C	1.00%	1.00%	1.00%	1.00%	1.00%
Class R	0.50%	0.50%	0.50%	0.50%	0.50%

For Franklin Focused Core Equity Fund, Franklin Growth Opportunities Fund and Franklin Small Cap Growth Fund the Board has set the current rate at 0.25% per year for Class A shares, effective August 1, 2015, until further notice and approval by the Board. Prior to August 1, 2015, the Board had set the rate at 0.30% per year for Class A shares.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

			Franklin
	Franklin	Franklin	Growth
	Flex Cap	Focused Core	Opportunities
	Growth Fund	Equity Fund	Fund
Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$696,990	$110,136	$502,729
CDSC retained	$23,821	$9,335	$34,887

		Franklin	Franklin
		Small Cap	Small-Mid Cap
		Growth Fund	Growth Fund
Sales charges retained net of commissions paid to unaffiliated
broker/dealers		$66,520	$810,701
CDSC retained		$24,441	$29,668

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

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3. Transactions with Affiliates (continued)

e. Transfer Agent Fees (continued)

For the year ended April 30, 2016, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

Franklin
	Franklin	Franklin	Growth	Franklin	Franklin
	Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
	Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund
Transfer agent fees	$3,230,806	$117,918	$1,015,080	$2,194,646	$3,852,370

f. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment company, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to May 1, 2013, the waiver was accounted for as a reduction to management fees.

								% of Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares Held	Value			Outstanding
	at Beginning	Gross	Gross	at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income Gain (Loss)		of Year
Franklin Flex Cap
Growth Fund
Non-Controlled
Affiliates
Institutional Fiduciary
Trust Money Market
Portfolio	92,368,597	1,560,924,955	(1,496,125,336)	157,168,216	$157,168,216	$ —	$ —	0.79%

Franklin Focused
Core Equity Fund
Non-Controlled
Affiliates
Institutional Fiduciary
Trust Money Market
Portfolio	8,816,207	69,678,109	(78,494,316)	— $	—	$ —	$ —	0.00%
Franklin Growth
Opportunities Fund
Non-Controlled
Affiliates
Institutional Fiduciary
Trust Money Market
Portfolio	31,128,570	386,833,708	(365,846,160)	52,116,118 $ 52,116,118		$ —	$ —	0.26%
Franklin Small Cap
Growth Fund
Non-Controlled
Affiliates
Institutional Fiduciary
Trust Money Market
Portfolio	403,720,936	1,495,383,982	(1,612,241,500)	286,863,418	$286,863,418	$ —	$ —	1.45%

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								% of Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares Held	Value			Outstanding
	at Beginning	Gross	Gross	at End	at End Investment		Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income Gain (Loss)		of Year
Franklin Small-Mid Cap
Growth Fund
Non-Controlled
Affiliates
Institutional Fiduciary
Trust Money Market
Portfolio	190,809,825	1,447,232,492	(1,422,825,769)	215,216,548	$215,216,548
						$ —	$ —	1.09%

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Focused Core Equity Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund does not exceed 1.00% and Class R6 does not exceed 0.85% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 31, 2016. Total expenses waived or paid are not subject to recapture subsequent to the fund’s fiscal year end.

Additionally, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees for the Funds, except Franklin Focused Core Equity Fund, do not exceed 0.01% until August 31, 2016. There were no Class R6 transfer agent fees waived during the year ended April 30, 2016.

h. Other Affiliated Transactions

At April 30, 2016, one or more of the funds in Franklin Fund Allocator Series owned a percentage of the following Funds’ outstanding shares as follows:

Franklin
Franklin	Franklin	Growth	Franklin
Flex Cap	Focused Core	Opportunities	Small Cap
Growth Fund	Equity Fund	Fund	Growth Fund
5.73%	19.17%	13.56%	2.01%

i. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have a common investment manager (or affiliated investment managers), directors, trustees, or officers. Purchases and sales for the year ended April 30, 2016, were as follows:

	Franklin	Franklin
	Flex Cap	Small-Mid Cap
	Growth Fund	Growth Fund
Purchases	$—	$3,973,282
Sales	$2,631,723	$—

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended April 30, 2016, the custodian fees were reduced as noted in the Statements of Operations.

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5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2016, the capital loss carryfor-wards were as follows:

Franklin
	Growth	Franklin
	Opportunities	Small Cap
	Fund	Growth Fund
Capital loss carryforwards:
Short term	$7,179,088	$6,223,946

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At April 30, 2016, the deferred post-October capital losses and late-year ordinary losses were as follows:

			Franklin
	Franklin	Franklin	Growth	Franklin	Franklin
	Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
	Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund
Realized capital losses	$13,915,140	$8,190,676	$—	$190,602,616	$—
Late-year ordinary losses	$5,173,715	$48,511	$2,362,625	$2,532,992	$4,254,714

The tax character of distributions paid during the years ended April 30, 2016 and 2015, was as follows:

	Franklin Flex Cap		Franklin Focused Core		Franklin Growth
	Growth Fund		Equity Fund		Opportunities Fund
	2016	2015	2016	2015	2016	2015
Distributions paid from:
Ordinary income	$—	$47,149,148	$2,114,090	$710,996	$—	$—
Long term capital gain	378,559,935	485,417,922	3,857,211	1,833,627	25,773,152	21,070,998
	$378,559,935	$532,567,070	$5,971,301	$2,544,623	$25,773,152	$21,070,998

	Franklin Small Cap		Franklin Small-Mid Cap
	Growth Fund		Growth Fund
	2016	2015	2016	2015
Distributions paid from:
Ordinary income	$31,688,531	$49,022,134	$—	$75,776,742
Long term capital gain	28,081,216	58,829,248	327,658,868	594,505,935
	$59,769,747	$107,851,382	$327,658,868	$670,282,677

At April 30, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed long term capital gains for income tax purposes were as follows:

			Franklin
	Franklin	Franklin	Growth	Franklin	Franklin
	Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
	Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund
Cost of investments	$1,996,139,384	$170,605,900	$952,731,618	$2,833,423,151	$2,861,681,102
Unrealized appreciation	$903,240,038	$17,356,992	$313,691,969	$427,542,811	$909,566,649
Unrealized depreciation	(44,768,050)	(15,802,488)	(27,573,374)	(298,694,442)	(146,916,802)
Net unrealized appreciation (depreciation)	$858,471,988	$1,554,504	$286,118,595	$128,848,369	$762,649,847
Distributable earnings – undistributed long term
capital gains	$—	$—	$—	$—	$25,958,939

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NOTES TO FINANCIAL STATEMENTS

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2016, were as follows:

			Franklin
	Franklin	Franklin	Growth	Franklin	Franklin
	Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
	Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund
Purchases	$1,832,766,803	$122,605,155	$468,260,907	$1,336,393,773	$1,392,686,892
Sales	$2,119,391,418	$62,712,711	$303,136,484	$1,386,592,991	$1,504,006,906

At April 30, 2016, in connection with securities lending transactions, certain or all Funds loaned investments and received cash collateral as follows:

Equity
Investments[b]
Securities lending transactions:[a]
Franklin Flex Cap Growth Fund	$61,292,950
Franklin Growth Opportunities Fund	$11,257,625
Franklin Small Cap Growth Fund	$244,245,900
Franklin Small-Mid Cap Growth Fund	$105,887,415

aThe agreements can be terminated at any time.
bGross amount of recognized liabilities for securities lending transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

7. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2016, the Funds held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares/
Principal		Acquisition
Amount	Issuer	Date	Cost	Value
Franklin Growth Opportunities Fund
35,601,435	Acerta Pharma BV	2/01/16	$2,048,084	$1,856,472
268,600	Tanium Inc., pfd., G	9/14/15	4,000,233	4,000,233
	Total Restricted Securities (Value is 0.48% of Net Assets)		$6,048,317	$5,856,705

Franklin Small Cap Growth Fund
825,201	DraftKings Inc., pfd., D	8/07/15	$4,444,442	$3,111,008
2,029,318	DraftKings Inc., pfd., D-1	8/07/15	15,555,554	7,650,529
5,000,000	DraftKings Inc., cvt., E, 5.00%, 12/23/16	12/23/15	5,000,000	9,726,750
	Total Restricted Securities (Value is 0.75% of Net Assets)		$24,999,996	$20,488,287

Franklin Small-Mid Cap Growth Fund
660,161	DraftKings Inc., pfd., D	8/07/15	$3,555,556	$2,488,807
1,623,455	DraftKings Inc., pfd., D-1	8/07/15	12,444,447	6,120,425
5,000,000	DraftKings Inc., cvt., E, 5.00%, 12/23/16	12/23/15	5,000,000	9,726,750
	Total Restricted Securities (Value is 0.53% of Net Assets)		$21,000,003	$18,335,982

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8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for certain or all Funds for the year ended April 30, 2016, were as shown below.

	Number of				Number of
	Shares Held				Shares Held	Value
	at Beginning	Gross		Gross	at End	at End	Investment	Realized
Name of Issuer	of Year	Additions		Reductions	of Year	of Year	Income	Gain (Loss)
Franklin Small Cap Growth Fund
Non-Controlled Affiliates
2U Inc	1,401,923	1,600,600		(47,000)	2,955,523	$82,843,310	$—	$(300,116)
Aratana Therapeutics Inc	2,013,519	688,700		(5,200)	2,697,019	16,209,084	—	(17,219)
Astronics Corp	749,660	533,084	[a]	(210,762)	1,071,982	39,609,735	—	1,972,276
Bazaarvoice Inc	4,314,900	409,900		(934,100)	3,790,700	—[b]	—	(5,784,080)
Callidus Software Inc	2,907,900	426,800		(744,300)	2,590,400	—[b]	—	2,612,557
Callon Petroleum Co	4,435,282	966,500		(3,370,900)	2,030,882	—[b]	—	4,351,670
The Habit Restaurants
Inc., A	—	1,218,700		—	1,218,700	20,413,225	—	—
Houlihan Lokey Inc	—	827,300		—	827,300	20,856,233	248,190	—
The KEYW Holding Corp	3,081,560	769,900		—	3,851,460	26,536,559	—	—
Lattice Semiconductor
Corp	7,451,500	2,044,600		(3,029,400)	6,466,700	36,019,519	—	(2,301,150)
M/I Homes Inc	1,280,400	301,500		(196,200)	1,385,700	27,852,570	—	(487,913)
Nanometrics Inc	2,431,800	162,900		(983,900)	1,610,800	28,768,888	—	(2,500,493)
Potbelly Corp	1,640,851	61,700		(1,702,551)	—	—	—	(8,109,274)
Revance Therapeutics
Inc	1,344,100	138,800		(334,400)	1,148,500	—[b]	—	1,198,327
Rex Energy Corp	5,509,700	1,147,400		(6,657,100)	—	—	—	(50,206,898)
The Spectranetics Corp	1,411,600	865,000		—	2,276,600	38,702,200	—	—
Sportsman’s Warehouse
Holdings Inc	2,356,900	615,900		—	2,972,800	33,830,464	—	—
Tile Shop Holdings Inc	2,625,700	377,100		(1,082,800)	1,920,000	—[b]	—	(3,473,662)
US Ecology Inc	1,024,990	190,900		(96,800)	1,119,090	50,392,623	832,619	(738,230)
Zoe’s Kitchen Inc	1,025,400	164,900		(455,100)	735,200	—[b]	—	2,553,190
Total Affiliated Securities (Value is 15.48% of Net Assets)						$422,034,410	$1,080,809	$(61,231,015)

[a]Gross addition was the result of various corporate actions.
[b]As of April 30, 2016, no longer an affiliate.

9. Upcoming Acquisitions/Reorganization

On February 24, 2016, the Board for Franklin Strategic Series approved a proposal to reorganize Franklin Flex Cap Growth Fund with and into Franklin Growth Opportunities Fund, subject to approval by the shareholders of Franklin Flex Cap Growth Fund.

10. Credit Facility

Certain or all Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Frank-lin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which, matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and

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maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statements of Operations. During the year ended April 30, 2016, the Funds did not use the Global Credit Facility.

11. Fair Value Measurements

The Trust follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2016, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Franklin Flex Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments[a]	$2,697,443,156	$—	$—	$2,697,443,156
Short Term Investments	157,168,216	—	—	157,168,216
Total Investments in Securities	$2,854,611,372	$—	$—	$2,854,611,372

Franklin Focused Core Equity Fund
Assets:
Investments in Securities:
Equity Investments[a]	$172,160,404	$—	$—	$172,160,404

Franklin Growth Opportunities Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Health Care	$—	$—	$1,856,472	$1,856,472
Information Technology	—	—	4,000,233	4,000,233
Other Equity Investments[a]	1,180,877,390			1,180,877,390
Short Term Investments	52,116,118	—	—	52,116,118
Total Investments in Securities	$1,232,993,508	$—	$5,856,705	$1,238,850,213
Receivables:
Investment Securities Sold	$—	$—	$3,015,748	$3,015,748

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11. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Franklin Small Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Consumer Discretionary	$548,990,658	$—	$10,761,537	$559,752,195
Other Equity Investments[a]	2,105,929,157	—	—	2,105,929,157
Convertible Bonds	—	—	9,726,750	9,726,750
Short Term Investments	286,863,418	—	—	286,863,418
Total Investments in Securities	$2,941,783,233	$—	$20,488,287	$2,962,271,520

Franklin Small-Mid Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Consumer Discretionary	$590,105,790	$—	$8,609,232	$598,715,022
Other Equity Investments[a]	2,800,672,629	—	—	2,800,672,629
Convertible Bonds	—	—	9,726,750	9,726,750
Short Term Investments	215,216,548	—	—	215,216,548
Total Investments in Securities	$3,605,994,967	$—	$18,335,982	$3,624,330,949

[a]For detailed categories, see the accompanying Statement of Investments.
[b]Includes common and preferred stocks.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

12. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Strategic Series

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Flex Cap Growth Fund, Franklin Focused Core Equity Fund, Franklin Growth Opportunities Fund, Franklin Small Cap Growth Fund, and Franklin Small-Mid Cap Growth Fund (separate portfolios of Franklin Strategic Series, hereafter referred to as the “Funds”) at April 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 15, 2016

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended April 30, 2016:

Franklin
Franklin	Franklin	Growth	Franklin	Franklin
Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund
$378,559,935	$3,857,211	$25,773,152	$28,081,216	$327,658,868

Under Section 871(k)(2)(C) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2016:

Franklin	Franklin
Focused Core	Small Cap
Equity Fund	Growth Fund
$1,253,355	$31,688,531

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2016:

Franklin	Franklin	Franklin
Focused Core	Small Cap	Small-Mid Cap
Equity Fund	Growth Fund	Growth Fund
100.00%	28.84%	100.00%

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2016:

Franklin
Franklin	Franklin	Growth	Franklin	Franklin
Flex Cap	Focused Core	Opportunities	Small Cap	Small-Mid Cap
Growth Fund	Equity Fund	Fund	Growth Fund	Growth Fund
$11,160,410	$2,816,005	$5,860,286	$9,213,558	$24,644,742

Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on

Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1991	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	121	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director,
Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension
Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium)
				(1999-2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company)
(2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2007	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

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Independent Board Members (continued)

				Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served		by Board Member*	at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007		145	The Southern Company (energy
One Franklin Parkway					company) (2014-present; previously
San Mateo, CA 94403-1906					2010-2012), Graham Holdings
					Company (education and media
					organization) (2011-present) and
					Cbeyond, Inc. (business
					communications provider)
					(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since		121	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
		Trustee
		since 2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

				Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served		by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013		160	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member–Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the		145	None
One Franklin Parkway	the Board	Board since
San Mateo, CA 94403-1906	and Trustee	2013	and
		Trustee
		since 1991
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Alison E. Baur (1964)	Vice	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Financial
Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Executive
Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice	Since	Not Applicable	Not Applicable
One Franklin Parkway	President –	May 2016
San Mateo, CA	AML
94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC, and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) Vice		Since 2000	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	President and
San Mateo, CA 94403-1906	Secretary
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Navid Tofigh (1972)	Vice	Since	Not Applicable	Not Applicable
One Franklin Parkway	President	November 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 12, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement for each of the separate funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution, and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilize data from Lipper, Inc. (Lipper), compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of such Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders, except as noted later in the discussion of investment performance and expenses. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion

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of such bonus was required to be invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Broadridge reports furnished for the agreement renewals. The Broadridge reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2016, and previous periods ended that date of up to 10 years depending on when a particular Fund commenced operations. The following summarizes the performance results for each of these Funds and the Board’s view of such performance.

Franklin Flex Cap Growth Fund — The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap growth funds as selected by Lipper. The Broadridge report showed the Fund’s total return to be in the middle performing quintile of such performance universe for the one-year period, and on an annualized basis to also be in the middle performing quintile of the performance universe during the previous three-year period, and in the second-lowest performing quintile of such universe during the previous five- and 10-year periods. The Board acknowledged the consideration management has given to the Fund culminating in a recommendation to the Board, which the Board accepted, to reorganize the Fund.

Franklin Focused Core Equity Fund — The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap core funds as selected by Lipper. The Broadridge report showed the Fund’s total return for the one-year period to be in the second-lowest performing quintile of such performance universe, and on an annualized basis to be in the second-highest performing quintile of such performance universe for the previous three-year period and the second-lowest performing quintile of such universe for the previous five-year period. The Fund has been in operation less than 10 years. The Board found the comparative performance of the Fund as set forth in the Broadridge report to be acceptable, noting its annualized three- and five-year total returns exceeded 10% and 7%, respectively.

Franklin Growth Opportunities Fund — The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap growth funds as selected by Lipper. The Broadridge report showed the Fund’s total return for the one-year period to be in the middle performing quintile of its performance universe, and on an annualized basis to be in the second-highest performing quintile of such universe during each of the previous three- and 10-year periods, and the middle performing quintile of such universe for the previous five-year period. The Board found the comparative performance of the Fund as set forth in the Broadridge report to be satisfactory.

Franklin Small Cap Growth Fund — The performance universe for this Fund consisted of the Fund and all retail and institutional small-cap growth funds as selected by Lipper. The Broadridge report showed the Fund’s total return to be in the lowest performing quintile of such performance universe during the one-year period, and on an annualized basis to be in the second-highest performing quintile of such universe for the previous three- and 10-year periods, and the middle performing quintile of such universe for the previous five-year period. The Board found the Fund’s investment performance as set forth in the Broadridge report to be acceptable, noting its three- and five-year annualized total returns each exceeded 7%.

Franklin Small-Mid Cap Growth Fund — The performance universe for this Fund consisted of the Fund and all retail and institutional mid-cap growth funds as selected by Lipper. The Broadridge report comparison for the Fund showed its total return during the one-year period to be in the second-lowest performing quintile of such performance universe, and on an annualized basis to be in the second-highest performing quintile of such universe for the previous three-year period, the second-lowest performing quintile of such universe for the previous

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five-year period, and the middle performing quintile of such universe for the previous 10-year period. Management explained its ongoing review of the portfolio and its conviction around the portfolio holdings. The Board found the comparative performance of the Fund as set forth in the Broadridge report to be acceptable, noting that the Fund’s total return met or exceeded that of its median in five of the last 10 years.

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of each Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for funds with multiple classes of shares. The results of such expense comparisons showed the contractual investment management fee rates and actual total expense ratios for each of Franklin Flex Cap Growth Fund, Franklin Small Cap Growth Fund and Franklin Small-Mid Cap Growth Fund, to be in the least expensive quin-tile of their respective Lipper expense groups. The contractual investment management fee rate for Franklin Growth Opportunities Fund was in the least expensive quintile of its Lipper expense group and its actual total expense ratio was in the second least expensive quintile of such expense group. The Board was satisfied with the contractual management fee rate and total expense ratio of each of these Funds in comparison to their respective expense groups as shown in the Broadridge reports. The contractual investment management fee rate for Franklin Focused Core Equity Fund was in the second most expensive quintile of its Lipper expense group, while its actual total expense ratio was less than 2.5 basis points above the median of such expense group. The Board found the contractual management fee rate and total expense ratio of each of these Funds to be acceptable, noting that the total expenses for each Fund were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with

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the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that economies of scale were shared with each Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for each Fund contains breakpoints that continued to asset levels that exceeded its asset size at December 31, 2015. In view of such fee structure and the favorable expense comparisons of each Fund within its respective expense group, the Board believed that to the extent economies of scale may be realized by the Manager of the Funds and its affiliates, that there was a sharing of benefits with the Funds and their shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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FRANKLIN TEMPLETON
INVESTMENTS

Annual Report
and Shareholder Letter
April 30, 2016

Franklin Strategic Series

Franklin Biotechnology Discovery Fund
Franklin Natural Resources Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Annual Report
Economic and Market Overview	3
Franklin Biotechnology Discovery Fund	4
Franklin Natural Resources Fund	14
Financial Highlights and Statements of Investments	25
Financial Statements	39
Notes to Financial Statements	43
Report of Independent Registered
Public Accounting Firm	55
Tax Information	56
Board Members and Officers	57
Shareholder Information	62

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Annual Report

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Annual Report

Economic and Market Overview

The U.S. economy moderated during the 12 months under review. After strengthening in 2015’s second quarter, the economy moderated in the third and fourth quarters. Growth slowed further in 2016’s first quarter as exports, business investment and federal government spending declined. The manufacturing sector expanded in March and April after contracting for five consecutive months, while the services sector expanded throughout the 12-month period. Growth in services contributed to new jobs and helped the unemployment rate decrease from 5.4% in April 2015 to 5.0% at period-end.1 Home sales and prices rose amid relatively low mortgage rates. Monthly retail sales grew during most of the review period and rose to the highest level in April in more than a year, driven mainly by automobile sales. Inflation, as measured by the Consumer Price Index, remained relatively subdued due to low energy prices.

After maintaining a near-zero interest rate for seven years to support the U.S. economy’s recovery, the U.S. Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting. At the time of the increase, policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2.00% medium-term objective. The Fed maintained the rate through period-end, indicating it would monitor domestic and global developments and their implications on the labor markets as it tracks actual and expected progression toward its employment and inflation goals.

U.S. stock markets experienced sell-offs during the period under review, resulting from investor concerns about the timing of the Fed’s interest rate increases, global economic growth, China’s slowing economy and tumbling stock market, geopolitical tensions in certain regions and a plunge in crude oil prices. Investors generally remained confident, however, as the Fed remained cautious about further interest rate increases, the eurozone economy improved, the European Central Bank expanded its quantitative easing measures and cut its benchmark interest rate to zero, the People’s Bank of China introduced further easing measures, and the Bank of Japan adopted a negative interest rate policy. The rally in crude oil prices toward period-end also boosted investor sentiment. Despite periods of volatility, the broad U.S. stock market ended the 12-month period relatively flat, as measured by the Standard & Poor’s 500 Index.

The foregoing information reflects our analysis and opinions as of April 30, 2016. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

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Franklin Biotechnology Discovery Fund

This annual report for Franklin Biotechnology Discovery Fund covers the fiscal year ended April 30, 2016. Effective July 8, 2014, with limited exceptions, the Fund closed to new investors. Effective May 16, 2016, the Fund reopened to new investors.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing at least 80% of its net assets in securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

Performance Overview

The Fund’s Class A shares had a -23.53% cumulative total return for the 12 months under review. In comparison, the NASDAQ Biotechnology Index®, which tracks U.S. and international-based biotechnology stocks, had a -19.51% total return.1 Also in comparison, the Standard & Poor’s 500 (S&P 500®) Index, which is a broad measure of the U.S. stock market, posted a +1.21% total return.1 Finally, domestic and international-based stocks, as measured by the NASDAQ Composite Index®, had a -2.19% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund is managed using a bottom-up approach to individual stock selection, with a focus on fundamental analysis and primary research. We look for biotechnology, biopharmaceutical and platform technology companies that possess products with favorable competitive profiles, large market opportunities and strong intellectual property, supported by thoughtful clinical and market development strategies. Our assessment of these products is based on extensive primary research and due diligence and includes, but is not limited to, a thorough review of medical literature, consultation of community and academic physicians, and attendance at scientific meetings and symposia. Additionally, we favor companies with excellent management, strong financial characteristics and attractive valuations.

Manager’s Discussion

During the 12 months under review, the biotechnology industry remained subject to volatility surrounding drug trial results, and a few positions declined notably following adverse outcomes. Please keep in mind that volatility is not uncommon in the biotechnology sector, and the Fund seeks to take advantage of short-term volatility by initiating investments in or adding to securities we believe to be undervalued.

Key detractors from the Fund’s absolute performance during the reporting period included biotechnology industry holdings Celldex Therapeutics, Anacor Pharmaceuticals and Biogen.

Celldex Therapeutics is a development-stage biotechnology company with several clinical compounds. Its lead pipeline drug, Rintega, failed in a Phase 3 trial, for the treatment of newly diagnosed glioblastoma, a malignant central nervous system tumor. The company stopped the clinical trial in March and discontinued the drug’s development. Anacor focuses on discovering, developing and commercializing novel

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 29.

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Top 10 Holdings
4/30/16
Company	% of Total
Sector/Industry	Net Assets
Celgene Corp.	10.0%
Biotechnology
Gilead Sciences Inc.	8.5%
Biotechnology
Biogen Inc.	8.2%
Biotechnology
Amgen Inc.	6.3%
Biotechnology
Regeneron Pharmaceuticals Inc.	3.6%
Biotechnology
Medivation	3.6%
Biotechnology
Incyte Corp.	3.0%
Biotechnology
BioMarin Pharmaceutical Inc.	2.9%
Biotechnology
Heron Therapeutics Inc.	2.7%
Biotechnology
Alexion Pharmaceuticals Inc.	2.5%
Biotechnology

small-molecule therapeutics derived from its boron chemistry platform. Anacor’s shares struggled during the period as a potential acquisition of the company by Pfizer did not occur until after period-end. In addition, the company had a financing overhang, which it ultimately addressed, and revenues from its antifungal medication were less than expected. Biogen develops, manufactures and markets therapies for people living with neurological, autoimmune and hematologic disorders. The company’s stock fell following disappointing results early in the reporting period amid slowing sales of its oral multiple sclerosis drug as well as mixed clinical trial results. More recently, Biogen reported solid fourth-quarter 2015 results, with revenues above consensus estimates.

In contrast, key contributors to the Fund’s absolute performance included Acerta Pharma and SciClone Pharmaceuticals in the pharmaceuticals industry and Medivation in the biotechnology industry. Biopharmaceutical company Acerta Pharma, which specializes in oncology, was acquired by AstraZeneca in February 2016. SciClone, a specialty pharmaceuticals company that focuses on treatments for cancer and infectious diseases, performed well late in the reporting period following a settlement with the U.S. government regarding the company’s regulatory violations, and as the company disclosed it was exploring strategic options and had retained a firm to assist with a potential acquisition. Shares of biopharmaceutical company Medivation, which seeks rapid development of therapies for diseases with limited treatment options, surged late in the reporting period, largely due to rumors that Sanofi and other large pharmaceutical firms had expressed interest in acquiring the company.

Thank you for your continued participation in Franklin Biotechnology Discovery Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Christopher Lee, M.D. is a vice president, research analyst and portfolio manager with Franklin Equity Group and covers biotechnology with a focus on hematology, oncology and immunology. Prior research coverage includes the pharmaceutical, specialty pharmaceutical and medical technology sectors. Dr. Lee joined Franklin Templeton Investments in 2015 and was previously with Capital Group. He has invested in public and private health care companies since 2008 and began his career as a management consultant with McKinsey & Company.

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Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	4/30/16	4/30/15		Change
A (FBDIX)	$128.19	$182.30	-$	54.11
C (FBTDX)	$125.99	$180.67	-$	54.68
R6 (FRBRX)	$131.37	$185.75	-$	54.38
Advisor (FTDZX)	$130.67	$185.12	-$	54.45

Distributions[1] (5/1/15–4/30/16)

	Short-Term	Long-Term
Share Class	Capital Gain	Capital Gain		Total
A	$3.8182	$9.9589		$13.7771
C	$3.8182	$9.9589		$13.7771
R6	$3.8182	$9.9589		$13.7771
Advisor	$3.8182	$9.9589		$13.7771

See page 11 for Performance Summary footnotes.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
PERFORMANCE SUMMARY

Performance as of 4/30/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R6/Advisor Class: no sales charges.

				Average Annual
	Cumulative	Average Annual	Value of $10,000	Total Return	Total Annual
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(3/31/16)[6]	Operating Expenses[7]
A					1.00%
1-Year	-23.53%	-27.93%	$7,207	-34.39%
5-Year	+130.81%	+16.82%	$21,752	+17.69%
10-Year	+218.29%	+11.61%	$29,999	+10.41%
C					1.75%
1-Year	-24.08%	-24.77%	$7,523	-31.54%
Since Inception (3/4/14)	-10.27%	-4.90%	$8,973	-6.78%
R6					0.60%
1-Year	-23.23%	-23.23%	$7,677	-30.13%
Since Inception (5/1/13)	+51.73%	+14.93%	$15,173	+13.88%
Advisor[8]					0.75%
1-Year	-23.36%	-23.36%	$7,664	-30.22%
5-Year	+134.01%	+18.53%	$23,401	+19.42%
10-Year	+224.23%	+12.48%	$32,423	+11.27%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. The Fund is a nondiversified fund that concentrates in a single sector, which involves risks such as patent considerations, product liability, government regulatory requirements, and regulatory approval for new drugs and medical products. Bio-technology companies often are small and/or relatively new. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which involve special risks, including currency fluctuations and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis capital gain.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waiver, to the extent applicable; without this reduction, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market vola-
tility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Effective 9/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the fol-
lowing methods of calculation: (a) For periods prior to 9/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +220.82% and +19.13%.
9. Source: Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The NASDAQ Bio-
technology Index is a modified capitalization-weighted index designed to measure performance of all NASDAQ stocks in the biotechnology sector.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$812.90	$4.55
Hypothetical (5% return before expenses)	$1,000	$1,019.84	$5.07
C
Actual	$1,000	$810.20	$7.56
Hypothetical (5% return before expenses)	$1,000	$1,016.51	$8.42
R6
Actual	$1,000	$814.70	$2.71
Hypothetical (5% return before expenses)	$1,000	$1,021.88	$3.02
Advisor
Actual	$1,000	$813.90	$3.47
Hypothetical (5% return before expenses)	$1,000	$1,021.03	$3.87

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.01%;
C: 1.68%; R6: 0.60%; and Advisor: 0.77%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-
half year period.

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13

Franklin Natural Resources Fund

This annual report for Franklin Natural Resources Fund covers the fiscal year ended April 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks high total return (total return consists of capital appreciation and current dividend and interest income) by investing, under normal market conditions, at least 80% of its net assets in equity and debt securities of companies that own, produce, refine, process, transport or market natural resources, as well as those that provide related services for natural resources companies.

Performance Overview

The Fund’s Class A shares had a -19.80% cumulative total return for the 12 months under review. In comparison, the Standard & Poor’s (S&P®) North American Natural Resources Index, which tracks companies involved in industries such as mining, energy, timber and forestry services, and the production of pulp and paper, had a -15.40% total return.1 Also in comparison, the S&P 500 Index, which is a broad measure of the U.S. stock market, posted a +1.21% total return.1 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. The Fund’s strategy, which focuses on companies with higher long-term growth potential, differs from the natural resources index’s large weighting in income-oriented companies that typically provide more limited opportunities for growth. This difference may occasionally lead to wide performance discrepancies, especially in periods when investors focus on short-term safety and yield or, conversely, when investors focus more heavily on companies with stronger growth prospects and greater commodity price leverage. Furthermore, the Fund performed in line with certain other natural resources funds with similar strategies. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 18.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use a fundamental, research-driven approach to identify industries in the natural resources sector that we believe offer the strongest underlying attributes including, but not limited to, favorable supply and demand characteristics, barriers to entry and pricing power. Within those industries, we seek to identify individual companies that have identifiable growth drivers and that present, in our opinion, the best trade-off between growth potential, business and financial risk, and valuation. The Fund’s holdings are typically concentrated in the energy sector but also can include investments in metals and mining, chemicals, paper and forest products, and other related sectors.

1. Source: Morningstar.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 36.

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Sector Overview

Global commodity prices generally declined during the 12 months under review due to increased supply, slower demand growth for certain commodities and investor concerns about moderation in global economic expansion. Additionally, U.S. dollar strength exacerbated the impact of weakening supply-and-demand fundamentals during much of the period as market expectations for the U.S. Federal Reserve’s (Fed’s) initial interest rate increase amid other major central banks’ continued monetary easing contributed to the U.S. dollar’s appreciation against many foreign currencies. However, the U.S. dollar declined in 2016 to its lowest level in nearly a year by period-end amid uncertainty about potential interest rate increases as well as potential weakening of various global currencies.

Crude oil prices remained stable early in the period as U.S. crude oil inventories and the number of active U.S. oil rigs declined, global demand grew and investors occasionally became concerned about the potential impact of unrest in the Middle East. However, crude oil prices subsequently fell, dragging many energy-related stocks lower, as China’s disappointing economic data reignited fears about a slowing global economy. Reduced U.S. crude oil production during the period was more than offset by robust Organization of the Oil Exporting Countries oil production, notably in Saudi Arabia and Iraq; potentially increased production from Iran; and anticipation of the Fed’s interest rate hike in December. However, in 2016 an outlook for accelerating declines in U.S. oil production coupled with record demand provided confidence in a rebalanc-ing of global markets despite an ongoing inventory surplus, and prices increased. Nevertheless, oil prices declined overall for the year.

U.S. natural gas spot prices also fell for the period amid a warm North American winter and elevated inventory levels. An increase in natural gas consumption by power plants switching from coal to natural gas helped to partially offset a decline in residential and commercial demand. Colder-than-usual spring weather in the Northeast and a pipeline explosion also caused some short-term increases in natural gas futures, but lower overall demand and higher supply resulted in price declines similar to those experienced for crude oil.

Gold and silver prices experienced weakness for much of the period, as low global inflation and a strong U.S. dollar dimmed the appeal of gold and silver as investments. Further hurting gold prices were solid U.S. economic growth and employment trends and the Fed’s interest rate hike in December 2015. However, in 2016, U.S. dollar weakness, lower-than-expected U.S. economic growth and reduced prospects for higher interest rates increased demand for non-yielding assets. Rising Chinese demand for industrial use of silver also helped silver prices. Prices for platinum and palladium, industrial metals widely used for auto production, also increased during 2016, helped by robust U.S. demand. However, it was not enough to overcome price declines experienced earlier in the period resulting from decelerating auto sales in China and other parts of the world. Many base metals reached multi-year price lows during the period, which significantly impacted related stocks, amid strong supply and fears of slowing demand as China’s economy moderated. Iron ore prices mostly declined during 2015, but increased demand from Chinese steelmakers increased prices for the period.

Manager’s Discussion

During the 12 months under review, a significant decline in commodity prices and equity values occurred as modest oversupply of various commodities was exacerbated by softening demand, both real and perceived. Fund performance peaked early in the period after staging a moderate recovery from lows in December 2014, marking a difficult starting point for the one-year period.

Over the period, investors became increasingly cautious regarding prospects for global growth and for the outlook in China, in particular. Natural resources sector and market weakness reached a low point in January 2016 when economic concerns

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FRANKLIN NATURAL RESOURCES FUND

Top 10 Holdings
4/30/16
Company	% of Total
Sector/Industry, Country	Net Assets
Schlumberger Ltd.	4.7%
Oil & Gas Equipment & Services, U.S.
Occidental Petroleum Corp.	4.0%
Integrated Oil & Gas, U.S.
Royal Dutch Shell PLC	3.5%
Integrated Oil & Gas, U.K.
Noble Energy Inc.	3.5%
Oil & Gas Exploration & Production, U.S.
Pioneer Natural Resources Co.	3.4%
Oil & Gas Exploration & Production, U.S.
EOG Resources Inc.	3.4%
Oil & Gas Exploration & Production, U.S.
Anadarko Petroleum Corp.	3.4%
Oil & Gas Exploration & Production, U.S.
Chevron Corp.	2.8%
Integrated Oil & Gas, U.S.
BHP Billiton PLC	2.8%
Diversified Metals & Mining, Australia
Concho Resources Inc.	2.6%
Oil & Gas Exploration & Production, U.S.

were joined by fears of the potential for a credit market melt-down, which disproportionately impacted companies with even moderate levels of debt. Believing it was a good buying opportunity, we significantly added to the Fund’s holdings in oil and gas exploration and production (E&P) companies that we believed had the ability to survive the downturn and thrive in a recovery. Although many companies in which the Fund did not hold any securities succumbed to financial stress and filed for bankruptcy, while others restricted debt, the sector recovered strongly beginning in mid-January as credit fears were not fully realized, helped by improving economic indicators along with healing in commodity markets. Improving commodity fundamentals stemmed from moderating supply and relatively stable demand and, in some cases, much stronger demand growth than expected, such as for crude oil.

Although our investment actions along with the recovery aided performance after the lows reached in January, it was not enough to recapture performance lost in the first nine months of the period. The diversified metals and mining industry was a leading detractor from the Fund’s absolute performance and performance relative to its benchmark S&P North American Natural Resources Index as prices for most metals reached multi-year lows and a perception of softening economic conditions, including in China, pointed to more of the same. The period saw significant underperformance from even the largest, lowest cost and best capitalized producers such as Australia-based companies BHP Billiton2 and Rio Tinto,2 while companies with smaller to middle market capitalization and those perceived to be of higher credit risk suffered even more, including Glencore2 (Switzerland) and Freeport-McMoRan. In addition, as has been the case over the past couple of years, the diversified metals and mining industry had a substantial impact on relative performance given that the Fund is global in nature and more diversified than the Fund’s benchmark index, which is focused mostly on North America and energy.

Oil and gas equipment and services also detracted from absolute and relative performance. The relative underperformance was primarily due to the Fund’s holdings in small to middle capitalization stocks and those with exposure to the offshore market as opposed to the index, which is primarily comprised of large capitalization, diversified companies. In particular, a relatively small position in C&J Energy Services2 significantly detracted from absolute and relative performance due to the company’s exposure to weak conditions in the U.S. onshore market and relatively high debt levels related to an ill-timed acquisition. The integrated oil and gas industry was another major relative detractor primarily due to the Fund’s underweighting, which is a structural component of our strategy that seeks to invest in companies with stronger prospects for growth. These stocks held up much better in the downturn due to their strong balance sheets, integrated business models and lower sensitivity to commodity prices.

The E&P industry was a leading detractor from the Fund’s absolute performance due to the Fund’s large industry weighting, which we increased over the period as we sought to take advantage of what we perceived to be market mispricing of securities. Although this negatively impacted performance over the period, it allowed the Fund to perform strongly as the industry recovered. Major E&P industry detractors included Anadarko Petroleum and Marathon Oil.

Relative contributors included the oil and gas storage and transportation industry due to the Fund’s significant underweighting. The industry had performed strongly on a relative basis until the spring of 2015 when investors began to question the companies’ growth prospects and ability to sustain promised dividend growth. Industry valuations had been very rich, in our analysis, making the stocks susceptible to a shift in sentiment. An

2. Not part of the index.
See www.franklintempletondatasources.com for additional data provider information.

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underweighted allocation and stock selection in the oil and gas refining and marketing industry also contributed to relative performance.

Additionally, gold industry holdings contributed on a relative and absolute basis as the sector, after weakening for most of the period, posted exceptionally strong performance from January lows due to rising gold prices, which benefited from indications that the Fed may hold off on raising interest rates and additional stimulus from other governments, including the European Union. Major contributors included Canada-based companies OceanaGold2 and Barrick Gold. Cash holdings, which we increased strategically in the summer of 2015 as we became concerned with equity valuations, also contributed to relative performance.

Overall, it was a challenging year for commodity markets and commodity-linked equities, and the first part of 2016 felt like a perfect storm. However, commodity markets began improving in late January, and from the beginning of 2016 through period-end the Fund performed well versus its peers and outperformed its benchmark index.

Thank you for your continued participation in Franklin Natural Resources Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN NATURAL RESOURCES FUND

Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	4/30/16	4/30/15		Change
A (FRNRX)	$25.02	$31.46	-$	6.44
C (FNCRX)	$24.25	$30.46	-$	6.21
R6 (N/A)	$26.73	$33.62	-$	6.89
Advisor (FNRAX)	$26.71	$33.63	-$	6.92

Distributions[1] (5/1/15–4/30/16)

Dividend
Share Class	Income
A	$0.1756
C	$0.0053
R6	$0.3441
Advisor	$0.2796

See page 22 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Performance as of 4/30/162

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only;

Class R6/Advisor Class: no sales charges.

				Average Annual
	Cumulative	Average Annual	Value of $10,000	Total Return	Total Annual Operating Expenses[7]
Share Class	Total Return[3]	Total Return[4]	Investment[5]	(3/31/16)[6]	(with waiver)	(without waiver)
A					1.03%	1.03%
1-Year	-19.80%	-24.41%	$7,559	-26.05%
5-Year	-42.43%	-11.51%	$5,426	-13.68%
10-Year	-7.80%	-1.39%	$8,690	-2.07%
C					1.78%	1.78%
1-Year	-20.37%	-21.16%	$7,884	-22.92%
5-Year	-44.41%	-11.08%	$5,559	-13.27%
10-Year	-14.12%	-1.51%	$8,588	-2.19%
R6					0.54%	0.55%
1-Year	-19.25%	-19.25%	$8,075	-21.08%
Since Inception (9/20/13)	-27.46%	-11.58%	$7,254	-16.34%
Advisor					0.78%	0.78%
1-Year	-19.57%	-19.57%	$8,043	-21.36%
5-Year	-41.58%	-10.19%	$5,842	-12.40%
10-Year	-5.07%	-0.52%	$9,493	-1.20%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 22 for Performance Summary footnotes.

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FRANKLIN NATURAL RESOURCES FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 22 for Performance Summary footnotes.

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FRANKLIN NATURAL RESOURCES FUND
PERFORMANCE SUMMARY

See page 22 for Performance Summary footnotes.

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Annual Report

21

FRANKLIN NATURAL RESOURCES FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Investing in a fund concentrating in the natural resources sector involves special risks, including increased susceptibility to adverse economic and regulatory developments affecting the sector. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which involve special risks, including currency fluctuations and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares so that transfer agency fees for that class do not exceed 0.01% until at least 8/31/16.
Fund investment results reflect the fee waiver and fee cap, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
5. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
6. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market vola-
tility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
8. Source: Morningstar. The S&P 500 Index is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The S&P North
American Natural Resources Index is a modified capitalization-weighted index that includes companies involved in extractive industries (mining), energy and forestry services, producers of pulp and paper, and owners and operators of timber tracts or plantations.
See www.franklintempletondatasources.com for additional data provider information.

22 Annual Report

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FRANKLIN NATURAL RESOURCES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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Annual Report

23

FRANKLIN NATURAL RESOURCES FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$1,047.90	$6.01
Hypothetical (5% return before expenses)	$1,000	$1,019.00	$5.92
C
Actual	$1,000	$1,044.20	$9.81
Hypothetical (5% return before expenses)	$1,000	$1,015.27	$9.67
R6
Actual	$1,000	$1,051.40	$3.21
Hypothetical (5% return before expenses)	$1,000	$1,021.73	$3.17
Advisor
Actual	$1,000	$1,049.20	$4.74
Hypothetical (5% return before expenses)	$1,000	$1,020.24	$4.67

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.18%;
C: 1.93%; R6: 0.63% and Advisor: 0.93%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

24 Annual Report

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FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Biotechnology Discovery Fund
		Year Ended April 30,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$182.30	$129.27	$105.95	$76.22	$77.78
Income from investment operations[a]:
Net investment income (loss)[b]	(0.94)	(1.09)	(1.07)	(0.76)	(0.75)
Net realized and unrealized gains (losses)	(39.39)	60.79	33.18	30.56	9.02
Total from investment operations	(40.33)	59.70	32.11	29.80	8.27
Less distributions from:
Net investment income	—	—	—	(0.07)	(0.52)
Net realized gains	(13.78)	(6.67)	(8.79)	—	(9.31)
Total distributions	(13.78)	(6.67)	(8.79)	(0.07)	(9.83)
Net asset value, end of year	$128.19	$182.30	$129.27	$105.95	$76.22

Total return[c]	(23.55)%	46.81%	30.60%	39.12%	13.18%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.99%	1.00%	1.10%	1.20%	1.26%
Expenses net of waiver and payments by affiliates	0.98%[d]	1.00%[d,e]	1.10%[d,e]	1.20%	1.26%
Net investment income (loss)	(0.56)%	(0.67)%	(0.82)%	(0.88)%	(1.03)%

Supplemental data
Net assets, end of year (000’s)	$1,074,903	$1,601,906	$1,141,890	$653,718	$434,678
Portfolio turnover rate	22.13%	41.43%	48.70%	33.64%	46.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 25

FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Biotechnology Discovery Fund (continued)
	Year Ended April 30,
	2016	2015	2014 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$180.67	$129.11	$159.15
Income from investment operations[b]:
Net investment income (loss)[c]	(2.11)	(2.38)	(0.34)
Net realized and unrealized gains (losses)	(38.79)	60.61	(29.70)
Total from investment operations	(40.90)	58.23	(30.04)
Less distributions from net realized gains	(13.78)	(6.67)	—
Net asset value, end of year	$125.99	$180.67	$129.11

Total return[d]	(24.09)%	45.76%	(18.88)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.71%	1.75%	1.82%
Expenses net of waiver and payments by affiliates[f]	1.70%	1.75%[g]	1.82%[g]
Net investment income (loss)	(1.28)%	(1.42)%	(1.52)%

Supplemental data
Net assets, end of year (000’s)	$17,562	$23,051	$5,486
Portfolio turnover rate	22.13%	41.43%	48.70%

aFor the period March 4, 2014 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

26 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Biotechnology Discovery Fund (continued)
	Year Ended April 30,
	2016	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$185.75	$131.09	$104.56
Income from investment operations[b]:
Net investment income (loss)[c]	(0.32)	(0.45)	(0.49)
Net realized and unrealized gains (losses)	(40.28)	61.78	35.81
Total from investment operations	(40.60)	61.33	35.32
Less distributions from net realized gains	(13.78)	(6.67)	(8.79)
Net asset value, end of year	$131.37	$185.75	$131.09

Total return[d]	(23.24)%	47.40%	34.10%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.60%	0.60%	0.63%
Expenses net of waiver and payments by affiliates[f]	0.59%	0.60%[g]	0.63%[g]
Net investment income (loss)	(0.17)%	(0.27)%	(0.35)%

Supplemental data
Net assets, end of year (000’s)	$5,568	$76,436	$50,846
Portfolio turnover rate	22.13%	41.43%	48.70%

aFor the period May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.
gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 27

FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Biotechnology Discovery Fund (continued)
		Year Ended April 30,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$185.12	$130.86	$106.86	$76.65	$78.15
Income from investment operations[a]:
Net investment income (loss)[b]	(0.55)	(0.70)	(0.69)	(0.52)	(0.53)
Net realized and unrealized gains (losses)	(40.12)	61.63	33.48	30.80	9.05
Total from investment operations	(40.67)	60.93	32.79	30.28	8.52
Less distributions from:
Net investment income	—	—	—	(0.07)	(0.71)
Net realized gains	(13.78)	(6.67)	(8.79)	—	(9.31)
Total distributions	(13.78)	(6.67)	(8.79)	(0.07)	(10.02)
Net asset value, end of year	$130.67	$185.12	$130.86	$106.86	$76.65

Total return	(23.36)%	47.17%	31.02%	39.51%	13.51%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.75%	0.75%	0.80%	0.91%	0.97%
Expenses net of waiver and payments by affiliates	0.74%[c]	0.75%[c,d]	0.80%[c,d]	0.91%	0.97%
Net investment income (loss)	(0.32)%	(0.42)%	(0.52)%	(0.59)%	(0.74)%

Supplemental data
Net assets, end of year (000’s)	$93,263	$167,035	$91,012	$25,744	$9,330
Portfolio turnover rate	22.13%	41.43%	48.70%	33.64%	46.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

28 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2016

Franklin Biotechnology Discovery Fund
	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 98.5%
Biotechnology 82.4%
[a] Acadia Pharmaceuticals Inc	United States	617,000	$19,929,100
[a] Acceleron Pharma Inc	United States	186,700	5,591,665
[a,b] ADMA Biologics Inc	United States	135,600	932,928
[a] Aduro Biotech Inc	United States	227,573	2,947,070
[a] Alder Biopharmaceuticals Inc	United States	94,400	2,506,320
[a] Alexion Pharmaceuticals Inc	United States	213,500	29,736,280
[a] Alnylam Pharmaceuticals Inc	United States	224,900	15,077,296
Amgen Inc	United States	471,300	74,606,790
[a] Amicus Therapeutics Inc	United States	736,100	5,498,667
[a] Anacor Pharmaceuticals Inc	United States	391,600	24,568,984
[a,b] Anthera Pharmaceuticals Inc	United States	1,207,262	4,466,869
[a,b,c] Aptose Biosciences Inc., 144A	Canada	488,883	1,204,616
[a,b] Aquinox Pharmaceuticals Inc	Canada	470,400	3,829,056
[a,b,d] ARCA biopharma Inc	United States	478,077	2,012,704
[a,d,e] ARCA biopharma Inc., wts., 6/16/22	United States	1,338,619	137,980
[a,b] AveXis Inc	United States	94,300	2,357,500
[a,b] Axovant Sciences Ltd	United States	450,882	5,861,466
[a] Bellicum Pharmaceuticals Inc	United States	257,000	2,605,980
[a] Biogen Inc	United States	356,761	98,105,707
[a] BioMarin Pharmaceutical Inc	United States	410,256	34,740,478
[a] Bluebird Bio Inc	United States	189,528	8,405,567
[a] Cara Therapeutics Inc	United States	202,400	1,234,640
[a] Celgene Corp	United States	1,152,700	119,200,707
[a] Celldex Therapeutics Inc	United States	1,265,929	5,063,716
[a,b] Cellectis SA, ADR	France	97,200	2,644,812
[a] ChemoCentryx Inc	United States	817,508	1,962,019
[a] Concert Pharmaceuticals Inc	United States	263,800	3,677,372
[a,b] CytomX Therapeutics Inc	United States	118,700	1,533,604
[a,b] CytRx Corp	United States	589,000	1,920,140
[a] Dynavax Technologies Corp	United States	368,070	6,040,029
[a,b] Edge Therapeutics Inc	United States	702,846	5,784,423
[a] Epizyme Inc	United States	450,800	4,697,336
[a,b] Fate Therapeutics Inc	United States	195,700	371,830
[a] FibroGen Inc	United States	132,600	2,386,800
[a,b] Genocea Biosciences Inc	United States	1,089,800	4,795,120
Gilead Sciences Inc	United States	1,147,900	101,256,259
[a] GlycoMimetics Inc	United States	379,800	2,392,740
[a] Halozyme Therapeutics Inc	United States	426,600	4,500,630
[a,b] Heat Biologics Inc	United States	517,900	353,778
[a,b] Heron Therapeutics Inc	United States	1,477,481	31,677,193
[a,c] Heron Therapeutics Inc., wts., 144A, 7/01/16	United States	278,594	4,970,121
[a] Immune Design Corp	United States	303,100	4,134,284
[a] ImmunoGen Inc	United States	371,300	2,543,405
[a] Incyte Corp	United States	495,500	35,809,785
[a,b] Inotek Pharmaceuticals Corp	United States	571,500	5,600,700
[a,f] Intarcia Therapeutics Inc., DD	United States	80,195	2,987,264
[a] Ionis Pharmaceuticals Inc	United States	235,500	9,648,435
[a] Karyopharm Therapeutics Inc	United States	652,554	6,068,752
[a] Kite Pharma Inc	United States	115,344	5,338,120
[a,b] Kura Oncology Inc	United States	220,900	737,806
[a] La Jolla Pharmaceutical Co	United States	364,300	6,743,193
[a] Lion Biotechnologies Inc	United States	830,700	4,710,069

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Annual Report

29

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Biotechnology Discovery Fund (continued)

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Biotechnology (continued)
[a] MacroGenics Inc	United States	223,000	$4,584,880
[a,b] Mast Therapeutics Inc	United States	610,227	180,261
[a] Mast Therapeutics Inc., wts., 6/14/18	United States	3,624,600	181,230
[a] Medivation Inc	United States	736,008	42,541,262
[a] Mirati Therapeutics Inc	United States	236,350	4,897,172
[a,b] Mirna Therapeutics Inc	United States	566,838	2,647,133
[a,b] Natera Inc	United States	474,962	4,664,127
[a] Neurocrine Biosciences Inc	United States	435,600	19,854,648
[a,b] NewLink Genetics Corp	United States	205,300	3,327,913
[a] Nivalis Therapeutics Inc	United States	182,500	771,975
[a,e] Northwest Biotherapeutics Inc., wts., 2/20/19	United States	223,880	70,235
[a] Novavax Inc	United States	1,969,200	10,318,608
[a,b] OncoMed Pharmaceuticals Inc	United States	110,900	1,375,160
[a] Oncothyreon Inc	United States	2,746,700	3,570,710
[a] Ophthotech Corp	United States	125,032	5,843,996
[a,b] OvaScience Inc	United States	250,154	2,096,291
[a] Pfenex Inc	United States	532,384	4,344,253
[a] Portola Pharmaceuticals Inc	United States	354,200	8,415,792
[a,b] Pronai Therapeutics Inc	Canada	100,000	560,000
[a,b] ProQR Therapeutics NV	Netherlands	123,300	681,849
[a,b] Proteostasis Therapeutics Inc	United States	235,700	2,130,728
[a] PTC Therapeutics Inc	United States	160,000	1,187,200
[a] Radius Health Inc	United States	174,700	6,219,320
[a] Regeneron Pharmaceuticals Inc	United States	113,209	42,646,962
[a] REGENXBIO Inc	United States	25,200	262,584
[a] Retrophin Inc	United States	417,094	5,747,555
[a] Sage Therapeutics Inc	United States	339,370	12,790,855
[a,b] Sorrento Therapeutics Inc	United States	132,951	912,044
[a] Stemline Therapeutics Inc	United States	756,097	4,158,534
[a] Tesaro Inc	United States	191,500	7,935,760
[a] Threshold Pharmaceuticals Inc., wts., 2/12/20	United States	439,500	—
[a,b] Tobira Therapeutics Inc	United States	254,200	2,000,554
[a,b] Tokai Pharmaceuticals Inc	United States	183,000	1,341,390
[a] Tonix Pharmaceuticals Holding Corp	United States	147,281	371,148
[a,b] Trillium Therapeutics Inc	Canada	158,100	1,772,301
[a] Vertex Pharmaceuticals Inc	United States	344,300	29,038,262
[a] vTv Therapeutics Inc., A	United States	370,900	2,336,670
[a] Xencor Inc	United States	299,901	3,673,787
			981,361,254
Health Care Equipment & Supplies 0.3%
[a] Derma Sciences Inc	United States	1,019,400	3,547,512
Life Sciences Tools & Services 2.3%
[a] Illumina Inc	United States	202,200	27,294,978
Pharmaceuticals 13.5%
[a,f] Acerta Pharma BV	Netherlands	107,297,280	5,595,124
[a,b] Aclaris Therapeutics Inc	United States	330,562	6,108,786
[a,b] Agile Therapeutics Inc	United States	526,800	3,050,172
[a,b] Alcobra Ltd	Israel	1,367,755	5,484,698
[a] Aratana Therapeutics Inc	United States	904,000	5,433,040
[a,d] BioPharmX Corp	United States	216,000	170,640
[a,c,d] BiopharmX Corp., 144A	United States	1,600,000	1,264,000

30 Annual Report

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FRANKLIN STRATEGIC SERIES
STATEMENT O F INVESTMENTS

Franklin Biotechnology Discovery Fund (continued)

	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests (continued)
Pharmaceuticals (continued)
[a,d,e] Biopharmx Corp., wts., 3/29/21	United States	108,000	$65,437
[a,b] Cynapsus Therapeutics Inc	Canada	565,300	6,806,212
[a] Dermira Inc	United States	219,800	5,558,742
[a,b] Egalet Corp	United States	863,400	5,888,388
[a,b] Flex Pharma Inc	United States	138,600	1,519,056
[a] Foamix Pharmaceuticals Ltd	Israel	413,800	2,611,078
[a,b] GW Pharmaceuticals PLC, ADR	United Kingdom	43,967	3,562,206
[a] Intra-Cellular Therapies Inc	United States	95,300	3,270,696
[a] Jazz Pharmaceuticals PLC	United States	111,300	16,772,910
[a,b] Marinus Pharmaceuticals Inc	United States	831,820	4,566,692
[a] The Medicines Co	United States	405,700	14,438,863
[a,b] Nabriva Therapeutics AG, ADR	Austria	140,100	1,190,850
[a,c] NantKwest Inc., 144A	United States	409,274	3,392,881
[a] Neos Therapeutics Inc	United States	256,400	2,325,548
[a,b] Relypsa Inc	United States	301,000	5,448,100
[a] Revance Therapeutics Inc	United States	296,100	5,442,318
[a] Sagent Pharmaceuticals Inc	United States	620,357	7,220,955
[a] SciClone Pharmaceuticals Inc	United States	1,660,519	21,918,851
[a] TherapeuticsMD Inc	United States	2,345,640	19,351,530
[a] Zogenix Inc	United States	246,315	2,524,729
			160,982,502
Total Common Stocks and Other Equity Interests
(Cost $812,354,291)			1,173,186,246
Preferred Stocks (Cost $2,799,999) 0.2%
Pharmaceuticals 0.2%
[a,f] G1 Therapeutics Inc., pfd	United States	942,380	2,799,999
Total Investments before Short Term Investments
(Cost $815,154,290)			1,175,986,245
Short Term Investments 7.0%
Money Market Funds (Cost $6,953,240) 0.6%
[a,g] Institutional Fiduciary Trust Money Market Portfolio	United States	6,953,240	6,953,240
[h] Investments from Cash Collateral Received for
Loaned Securities (Cost $75,805,741) 6.4%
Money Market Funds 6.4%
[a,g] Institutional Fiduciary Trust Money Market Portfolio	United States	75,805,741	75,805,741
Total Investments (Cost $897,913,271) 105.7%			1,258,745,226
Other Assets, less Liabilities (5.7)%			(67,448,988)
Net Assets 100.0%			$1,191,296,238

See Abbreviations on page 54.
aNon-income producing.
bA portion or all of the security is on loan at April 30, 2016. See Note 1(c).
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
April 30, 2016, the aggregate value of these securities was $10,831,618, representing 0.91% of net assets.
dSee Note 8 regarding holdings of 5% voting securities.
eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2016, the aggregate value of these securities was $273,652, representing 0.02% of net assets.
fSee Note 7 regarding restricted securities.
gSee Note 3(f) regarding investments in affiliated management investment companies.
hSee Note 1(c) regarding securities on loan.

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Annual Report

31

FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Natural Resources Fund
		Year Ended April 30,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$31.46	$39.79	$33.03	$35.81	$44.75
Income from investment operations[a]:
Net investment income[b]	0.29	0.23	0.19	0.08	0.04
Net realized and unrealized gains (losses)	(6.55)	(8.27)	6.65	(2.86)	(8.72)
Total from investment operations	(6.26)	(8.04)	6.84	(2.78)	(8.68)
Less distributions from net investment income	(0.18)	(0.29)	(0.08)	—	(0.26)
Net asset value, end of year	$25.02	$31.46	$39.79	$33.03	$35.81

Total return[c]	(19.80)%	(20.07)%	20.74%	(7.76)%	(19.36)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.14%	1.08%	1.07%	1.08%	1.03%
Expenses net of waiver and payments by affiliates	1.13%	1.08%[d,e]	1.07%[d,e]	1.08%	1.03%
Net investment income	1.22%	0.67%	0.53%	0.26%	0.11%

Supplemental data
Net assets, end of year (000’s)	$461,596	$572,518	$624,250	$628,722	$827,693
Portfolio turnover rate	35.77%	30.05%	21.03%	20.40%	26.75%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

32 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Natural Resources Fund (continued)
		Year Ended April 30,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$30.46	$38.39	$32.02	$34.96	$43.87
Income from investment operations[a]:
Net investment income (loss)[b]	0.11	(0.01)	(0.06)	(0.14)	(0.22)
Net realized and unrealized gains (losses)	(6.31)	(7.91)	6.43	(2.80)	(8.53)
Total from investment operations	(6.20)	(7.92)	6.37	(2.94)	(8.75)
Less distributions from net investment income	(0.01)	(0.01)	—	—	(0.16)
Net asset value, end of year	$24.25	$30.46	$38.39	$32.02	$34.96

Total return[c]	(20.37)%	(20.63)%	19.89%	(8.41)%	(19.91)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.87%	1.78%	1.76%	1.77%	1.73%
Expenses net of waiver and payments by affiliates	1.86%	1.78%[d,e]	1.76%[d,e]	1.77%	1.73%
Net investment income (loss)	0.49%	(0.03)%	(0.16)%	(0.43)%	(0.59)%

Supplemental data
Net assets, end of year (000’s)	$107,724	$123,735	$126,651	$130,424	$176,036
Portfolio turnover rate	35.77%	30.05%	21.03%	20.40%	26.75%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 33

FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Natural Resources Fund (continued)
	Year Ended April 30,
	2016	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$33.62	$42.58	$38.28
Income from investment operations[b]:
Net investment income[c]	0.51	0.46	0.19
Net realized and unrealized gains (losses)	(7.06)	(8.92)	4.31
Total from investment operations	(6.55)	(8.46)	4.50
Less distributions from net investment income	(0.34)	(0.50)	(0.20)
Net asset value, end of year	$26.73	$33.62	$42.58

Total return[d]	(19.31)%	(19.61)%	11.83%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.60%	0.55%	0.55%
Expenses net of waiver and payments by affiliates	0.55%	0.54%[f]	0.53%[f]
Net investment income	1.80%	1.21%	1.07%

Supplemental data
Net assets, end of year (000’s)	$15	$439	$939
Portfolio turnover rate	35.77%	30.05%	21.03%

aFor the period September 20, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

34 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Natural Resources Fund (continued)
		Year Ended April 30,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$33.63	$42.52	$35.31	$38.17	$47.58
Income from investment operations[a]:
Net investment income[b]	0.36	0.35	0.31	0.21	0.16
Net realized and unrealized gains (losses)	(7.00)	(8.85)	7.10	(3.07)	(9.27)
Total from investment operations	(6.64)	(8.50)	7.41	(2.86)	(9.11)
Less distributions from net investment income	(0.28)	(0.39)	(0.20)	—	(0.30)
Net asset value, end of year	$26.71	$33.63	$42.52	$35.31	$38.17

Total return	(19.60)%	(19.81)%	21.07%	(7.49)%	(19.10)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.87%	0.78%	0.77%	0.78%	0.73%
Expenses net of waiver and payments by affiliates	0.86%	0.78%[c,d]	0.77%[c,d]	0.78%	0.73%
Net investment income	1.49%	0.97%	0.83%	0.56%	0.41%

Supplemental data
Net assets, end of year (000’s)	$90,185	$79,307	$94,651	$117,087	$235,810
Portfolio turnover rate	35.77%	30.05%	21.03%	20.40%	26.75%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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The accompanying notes are an integral part of these financial statements. | Annual Report 35

F R A N K L I N S T R A T E G I C S E R I E S

Statement of Investments, April 30, 2016

Franklin Natural Resources Fund
	Country	Shares	Value
Common Stocks 93.6%
Coal & Consumable Fuels 0.0%
[a,b] Energy Coal Resources, 144A	United States	199,375	$—
Construction Materials 0.6%
Martin Marietta Materials Inc	United States	21,500	3,638,445
Diversified Metals & Mining 11.7%
Antofagasta PLC	Chile	703,700	4,968,997
BHP Billiton PLC, ADR	Australia	660,200	18,201,714
First Quantum Minerals Ltd	Zambia	168,200	1,433,801
Freeport-McMoRan Inc., B	United States	666,700	9,333,800
Glencore PLC	Switzerland	2,035,700	4,846,063
HudBay Minerals Inc	Canada	702,600	3,507,257
[a] Imperial Metals Corp	Canada	427,700	1,974,708
[a] Lundin Mining Corp	Canada	1,722,700	6,772,386
[a] Nautilus Minerals Inc	Canada	3,895,831	481,523
Rio Tinto PLC, ADR	United Kingdom	255,400	8,596,764
Sandfire Resources NL	Australia	1,323,967	5,969,210
[a] South32 Ltd	Australia	1,596,600	2,015,066
[a] South32 Ltd., ADR	Australia	274,940	1,707,377
Southern Copper Corp	Mexico	73,700	2,186,679
[c] Teck Resources Ltd., B	Canada	437,600	5,360,600
			77,355,945
Fertilizers & Agricultural Chemicals 1.0%
The Mosaic Co	United States	232,100	6,496,479
Gold 5.4%
Agnico Eagle Mines Ltd	Canada	73,300	3,466,706
Alamos Gold Inc., A	Canada	356,000	2,569,116
[a] B2Gold Corp	Canada	2,050,800	4,562,603
Barrick Gold Corp	Canada	297,400	5,760,638
G-Resources Group Ltd	Hong Kong	61,293,060	1,406,520
Goldcorp Inc	Canada	402,300	8,106,345
[a] Newcrest Mining Ltd	Australia	220,700	3,183,132
OceanaGold Corp	Australia	1,050,110	3,759,814
Randgold Resources Ltd., ADR	Jersey Islands	30,700	3,085,350
			35,900,224
Integrated Oil & Gas 15.2%
BP PLC, ADR	United Kingdom	144,100	4,838,878
Chevron Corp	United States	180,800	18,474,144
Exxon Mobil Corp	United States	139,400	12,322,960
Occidental Petroleum Corp	United States	341,500	26,175,975
[a] Petroleo Brasileiro SA, ADR	Brazil	302,400	2,331,504
Royal Dutch Shell PLC, A	United Kingdom	149,247	3,881,127
Royal Dutch Shell PLC, A, ADR	United Kingdom	368,500	19,489,965
Total SA, B, ADR	France	257,300	13,057,975
			100,572,528
Oil & Gas Drilling 1.9%
Ensco PLC, A	United States	140,519	1,680,607
Noble Corp. PLC	United Kingdom	147,500	1,656,425
[a] Pioneer Energy Services Corp	United States	1,298,922	4,039,648
Rowan Cos. PLC	United States	265,900	5,001,579
			12,378,259

36 Annual Report

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FRANKLIN STRATEGIC SERIES
STATEMENT O F INVESTMENTS

Franklin Natural Resources Fund (continued)

	Country	Shares	Value
Common Stocks (continued)
Oil & Gas Equipment & Services 17.5%
Baker Hughes Inc	United States	201,600	$9,749,376
[a] C&J Energy Services Ltd	United States	569,700	826,065
Cimarex Energy Co	United States	81,300	8,851,944
[a] Dril-Quip Inc	United States	82,700	5,360,614
[a] FMC Technologies Inc	United States	267,000	8,140,830
Halliburton Co	United States	298,435	12,328,350
[a] Hornbeck Offshore Services Inc	United States	151,800	1,782,132
Hunting PLC	United Kingdom	253,600	1,358,243
Oceaneering International Inc	United States	230,700	8,455,155
[a] Oil States International Inc	United States	141,900	4,915,416
[a] PHI Inc., non-voting	United States	103,400	2,318,228
[a] RigNet Inc	United States	204,900	3,503,790
[c] RPC Inc	United States	164,600	2,488,752
Schlumberger Ltd	United States	387,147	31,103,390
Superior Energy Services Inc	United States	629,800	10,618,428
[a] Weatherford International PLC	United States	483,500	3,930,855
			115,731,568
Oil & Gas Exploration & Production 33.9%
Anadarko Petroleum Corp	United States	423,500	22,343,860
Cabot Oil & Gas Corp., A	United States	678,700	15,881,580
California Resources Corp	United States	30,453	66,997
[a] Callon Petroleum Co	United States	455,400	4,786,254
Canadian Natural Resources Ltd	Canada	366,200	11,003,083
[a] Cobalt International Energy Inc	United States	693,200	2,239,036
[a] Concho Resources Inc	United States	145,300	16,879,501
ConocoPhillips	United States	242,900	11,608,191
Devon Energy Corp	United States	96,600	3,350,088
[a] Diamondback Energy Inc	United States	65,100	5,636,358
EOG Resources Inc	United States	271,200	22,406,544
EQT Corp	United States	175,200	12,281,520
[a] Gran Tierra Energy Inc	Colombia	1,163,700	3,444,552
[a] Gulfport Energy Corp	United States	147,400	4,613,620
Hess Corp	United States	133,000	7,929,460
Marathon Oil Corp	United States	795,300	11,205,777
[a] Matador Resources Co	United States	282,446	6,086,711
Noble Energy Inc	United States	643,400	23,233,174
[a] Ophir Energy PLC	United Kingdom	1,750,000	1,926,972
Pioneer Natural Resources Co	United States	136,000	22,589,600
[a] Rice Energy Inc	United States	277,300	4,800,063
[a] Sanchez Energy Corp	United States	239,100	2,149,509
SM Energy Co	United States	235,500	7,338,180
			223,800,630
Oil & Gas Refining & Marketing 3.3%
HollyFrontier Corp	United States	139,600	4,969,760
Marathon Petroleum Corp	United States	110,100	4,302,708
Phillips 66	United States	76,700	6,297,837
Valero Energy Corp	United States	104,700	6,163,689
			21,733,994

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Annual Report

37

FRANKLIN STRATEGIC SERIES
STATEMENT O F INVESTMENTS

Franklin Natural Resources Fund (continued)
	Country	Shares	Value
Common Stocks (continued)
Oil & Gas Storage & Transportation 2.5%
Kinder Morgan Inc	United States	539,800	$9,586,848
Spectra Energy Corp	United States	155,400	4,859,358
Tallgrass Energy GP LP	United States	91,200	1,899,696
			16,345,902
Precious Metals & Minerals 0.6%
Tahoe Resources Inc	United States	258,200	3,648,422
Total Common Stocks (Cost $579,662,223)			617,602,396
Convertible Preferred Stocks 0.6%
Oil & Gas Exploration & Production 0.6%
Sanchez Energy Corp., 4.875%, cvt. pfd., A	United States	92,900	1,941,610
Sanchez Energy Corp., 6.50%, cvt. pfd., B	United States	67,300	1,706,055
Total Convertible Preferred Stocks (Cost $7,397,173)			3,647,665
Preferred Stocks (Cost $2,376,164) 0.0%
Coal & Consumable Fuels 0.0%
[a,b] Energy Coal Resources, 144A, pfd	United States	29,847	—

		Principal
		Amount
Convertible Bonds (Cost $3,512,636) 0.3%
Oil & Gas Exploration & Production 0.3%
Cobalt International Energy Inc., cvt., senior bond, 3.125%, 5/15/24	United States	$4,787,000	2,070,377
Total Investments before Short Term Investments
(Cost $592,948,196)			623,320,438

		Shares
Short Term Investments 6.7%
Money Market Funds (Cost $40,508,430) 6.2%
[a,d] Institutional Fiduciary Trust Money Market Portfolio	United States	40,508,430	40,508,430
[e] Investments from Cash Collateral Received for Loaned
Securities (Cost $3,401,250) 0.5%
Money Market Funds 0.5%
[a,d] Institutional Fiduciary Trust Money Market Portfolio	United States	3,401,250	3,401,250
Total Investments (Cost $636,857,876) 101.2%			667,230,118
Other Assets, less Liabilities (1.2)%			(7,710,922)
Net Assets 100.0%			$659,519,196

See Abbreviations on page 54.
aNon-income producing.
bSee Note 7 regarding restricted securities.
cA portion or all of the security is on loan at April 30, 2016. See Note 1(c).
dSee Note 3(f) regarding investments in affiliated management investment companies.
eSee Note 1(c) regarding securities on loan.

38 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES

Financial Statements

Statements of Assets and Liabilities
April 30, 2016

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$812,607,090	$592,948,196
Cost - Non-controlled affiliates (Notes 3f and 8)	85,306,181	43,909,680
Total cost of investments	$897,913,271	$636,857,876
Value - Unaffiliated issuers	$1,172,335,484	$623,320,438
Value - Non-controlled affiliates (Notes 3f and 8)	86,409,742	43,909,680
Total value of investments*	1,258,745,226	667,230,118
Receivables:
Investment securities sold (includes securities loaned in the amount of $1,742,999 and
$—, respectively)	11,836,442	9,213,670
Capital shares sold	598,927	1,797,350
Dividends and Interest	140,940	291,358
Other assets	737	32,433
Total assets	1,271,322,272	678,564,929
Liabilities:
Payables:
Investment securities purchased	89,986	13,550,573
Capital shares redeemed	2,772,582	1,301,475
Management fees	580,593	233,589
Distribution fees	226,409	168,023
Transfer agent fees	435,344	293,501
Payable upon return of securities loaned	75,805,741	3,401,250
Accrued expenses and other liabilities	115,379	97,322
Total liabilities	80,026,034	19,045,733
Net assets, at value	$1,191,296,238	$659,519,196
Net assets consist of:
Paid-in capital	$839,775,090	$768,580,727
Undistributed net investment income (loss)	(7,964,127)	3,830,515
Net unrealized appreciation (depreciation)	360,539,115	30,368,728
Accumulated net realized gain (loss)	(1,053,840)	(143,260,774)
Net assets, at value	$1,191,296,238	$659,519,196

*Includes securities loaned	$68,709,293	$3,406,095

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The accompanying notes are an integral part of these financial statements. | Annual Report 39

FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
April 30, 2016

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund
Class A:
Net assets, at value	$1,074,903,030	$461,595,993
Shares outstanding	8,385,342	18,446,805
Net asset value per share[a]	$128.19	$25.02
Maximum offering price per share (net asset value per share ÷ 94.25%)	$136.01	$26.55
Class C:
Net assets, at value	$17,561,648	$107,723,522
Shares outstanding	139,394	4,441,643
Net asset value and maximum offering price per share[a]	$125.99	$24.25
Class R6:
Net assets, at value	$5,568,275	$14,753
Shares outstanding	42,386	552
Net asset value and maximum offering price per share	$131.37	$26.73
Advisor Class:
Net assets, at value	$93,263,285	$90,184,928
Shares outstanding	713,705	3,376,910
Net asset value and maximum offering price per share	$130.67	$26.71

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

40 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Operations
for the year ended April 30, 2016

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund
Investment income:
Dividends	$4,336,976	$13,474,603
Interest	—	216,475
Income from securities loaned (net of fees and rebates)	2,502,712	141,118
Total investment income	6,839,688	13,832,196
Expenses:
Management fees (Note 3a)	9,504,293	2,890,713
Distribution fees: (Note 3c)
Class A	3,470,132	1,133,832
Class C	219,808	943,341
Transfer agent fees: (Note 3e)
Class A	2,121,752	1,373,327
Class C	33,507	305,032
Class R6	564	132
Advisor Class	212,758	220,825
Custodian fees (Note 4)	15,683	16,534
Reports to shareholders	165,312	160,514
Registration and filing fees	99,148	109,930
Professional fees	55,457	41,124
Trustees’ fees and expenses	17,934	6,105
Other	47,266	17,180
Total expenses	15,963,614	7,218,589
Expense reductions (Note 4)	(65)	—
Expenses waived/paid by affiliates (Note 3f and 3g)	(189,675)	(48,661)
Net expenses	15,773,874	7,169,928
Net investment income (loss)	(8,934,186)	6,662,268
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	38,665,026	(105,744,481)
Non-controlled affiliates (Note 8)	2,829,131	—
Foreign currency transactions	13,905	(78,807)
Net realized gain (loss)	41,508,062	(105,823,288)
Net change in unrealized appreciation (depreciation) on:
Investments	(442,755,096)	(46,780,891)
Translation of other assets and liabilities denominated in foreign currencies	(305,949)	(16,527)
Net change in unrealized appreciation (depreciation)	(443,061,045)	(46,797,418)
Net realized and unrealized gain (loss)	(401,552,983)	(152,620,706)
Net increase (decrease) in net assets resulting from operations	$(410,487,169)	$(145,958,438)

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The accompanying notes are an integral part of these financial statements. | Annual Report 41

FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin		Franklin
	Biotechnology Discovery Fund		Natural Resources Fund

	Year Ended April 30,		Year Ended April 30,

	2016	2015	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(8,934,186)	$(10,534,293)	$6,662,268	$4,425,478
Net realized gain (loss)	41,508,062	141,646,169	(105,823,288)	7,959,520
Net change in unrealized appreciation (depreciation)	(443,061,045)	467,574,872	(46,797,418)	(169,659,474)
Net increase (decrease) in net assets resulting
from operations	(410,487,169)	598,686,748	(145,958,438)	(157,274,476)
Distributions to shareholders from:
Net investment income:
Class A	—	—	(3,065,832)	(4,357,432)
Class C	—	—	(21,423)	(26,149)
Class R6	—	—	(5,056)	(8,714)
Advisor Class	—	—	(880,846)	(881,303)
Net realized gains:
Class A	(115,150,452)	(56,613,547)	—	—
Class C	(1,868,138)	(651,107)	—	—
Class R6	(555,624)	(2,490,471)	—	—
Advisor Class	(11,496,430)	(5,889,371)	—	—
Total distributions to shareholders	(129,070,644)	(65,644,496)	(3,973,157)	(5,273,598)
Capital share transactions: (Note 2)
Class A	(51,384,188)	(1,965,528)	1,840,165	66,759,221
Class C	2,640,554	13,282,238	7,417,245	19,081,993
Class R6	(63,450,822)	3,829,454	(222,058)	(273,768)
Advisor Class	(25,379,192)	31,005,366	24,416,177	6,489,242
Total capital share transactions	(137,573,648)	46,151,530	33,451,529	92,056,688
Net increase (decrease) in net assets	(677,131,461)	579,193,782	(116,480,066)	(70,491,386)
Net assets:
Beginning of year	1,868,427,699	1,289,233,917	775,999,262	846,490,648
End of year	$1,191,296,238	$1,868,427,699	$659,519,196	$775,999,262
Undistributed net investment income (loss) included in net assets:
End of year	$(7,964,127)	$(6,715,528)	$3,830,515	$158,696

42 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of ten separate funds, two of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The financial statements of the remaining funds in the Trust are presented separately. The Funds offer four classes of shares: Class A, Class C, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees. Franklin Biotechnology Discovery Fund was closed to new investors with limited exceptions effective at the close of market July 8, 2014. Effective May 16, 2016, the Fund reopened to new investors.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various

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Policies (continued)

a. Financial Instrument Valuation (continued)

methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the

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Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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2. Shares of Beneficial Interest

At April 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Biotechnology		Franklin Natural
	Discovery Fund		Resources Fund
	Shares	Amount	Shares	Amount

Class A Shares:
Year ended April 30, 2016
Shares sold	994,554	$169,501,230	5,741,950	$131,553,976
Shares issued in reinvestment of distributions	691,137	108,930,097	143,948	2,979,717
Shares redeemed	(2,087,610)	(329,815,515)	(5,636,208)	(132,693,528)
Net increase (decrease)	(401,919)	$(51,384,188)	249,690	$1,840,165
Year ended April 30, 2015
Shares sold	1,717,680	$276,277,147	7,090,471	$217,913,005
Shares issued in reinvestment of distributions	326,778	53,156,888	160,621	4,176,142
Shares redeemed	(2,090,836)	(331,399,563)	(4,744,194)	(155,329,926)
Net increase (decrease)	(46,378)	$(1,965,528)	2,506,898	$66,759,221

Class C Shares:
Year ended April 30, 2016
Shares sold	35,382	$6,172,232	1,548,932	$34,012,781
Shares issued in reinvestment of distributions	12,007	1,864,389	1,031	20,756
Shares redeemed	(35,581)	(5,396,067)	(1,170,096)	(26,616,292)
Net increase (decrease)	11,808	$2,640,554	379,867	$7,417,245
Year ended April 30, 2015
Shares sold	99,120	$15,615,834	1,797,408	$52,747,509
Shares issued in reinvestment of distributions	4,011	648,558	992	25,030
Shares redeemed	(18,036)	(2,982,154)	(1,035,528)	(33,690,546)
Net increase (decrease)	85,095	$13,282,238	762,872	$19,081,993

Class R6 Shares:
Year ended April 30, 2016
Shares sold	21,331	$3,581,555	2,400	$64,684
Shares issued in reinvestment of distributions	3,445	555,624	229	5,056
Shares redeemed	(393,884)	(67,588,001)	(15,127)	(291,798)
Net increase (decrease)	(369,108)	$(63,450,822)	(12,498)	$(222,058)
Year ended April 30, 2015
Shares sold	57,247	$9,282,687	1,857	$71,787
Shares issued in reinvestment of distributions	15,044	2,490,471	312	8,649
Shares redeemed	(48,654)	(7,943,704)	(11,163)	(354,204)
Net increase (decrease)	23,637	$3,829,454	(8,994)	$(273,768)

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	Franklin Biotechnology		Franklin Natural
	Discovery Fund		Resources Fund
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Year ended April 30, 2016
Shares sold	208,936	$35,072,346	2,472,344	$59,834,181
Shares issued in reinvestment of distributions	58,123	9,330,443	37,248	822,065
Shares redeemed	(455,659)	(69,781,981)	(1,490,983)	(36,240,069)
Net increase (decrease)	(188,600)	$(25,379,192)	1,018,609	$24,416,177
Year ended April 30, 2015
Shares sold	470,819	$73,058,064	1,438,440	$50,510,303
Shares issued in reinvestment of distributions	29,024	4,790,912	28,618	794,445
Shares redeemed	(293,017)	(46,843,610)	(1,334,841)	(44,815,506)
Net increase (decrease)	206,826	$31,005,366	132,217	$6,489,242

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin Biotechnology Discovery Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.775%	up to and including $100 million
0.650%	over $100 million, up to and including $200 million
0.635%	over $200 million, up to and including $250 million
0.585%	over $250 million, up to and including $700 million
0.550%	over $700 million, up to and including $1.2 billion
0.525%	over $1.2 billion, up to and including $7.5 billion
0.515%	over $7.5 billion, up to and including $10 billion
0.505%	over $10 billion, up to and including $12.5 billion
0.495%	over $12.5 billion, up to and including $15 billion
0.475%	in excess of $15 billion.

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3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Franklin Natural Resources Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the year ended April 30, 2016, each Fund’s annualized effective investment management fee rate based on average daily net assets was as follows:

Franklin
Biotechnology	Franklin Natural
Discovery Fund	Resources Fund
0.575%	0.493%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.35%
Class C	1.00%

Effective August 1, 2015, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board. Prior to August 1, 2015, the Board had set the rate at 0.30% per year for Class A shares.

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d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund
Sales charges retained net of commissions
paid to unaffiliated broker/dealers	$236,776	$335,436
CDSC retained	$10,323	$29,869

e. Transfer Agent Fees

Each class of shares, except for Class R6 pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2016, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund
Transfer agent fees	$971,623	$886,574

f. Investments in Affiliated Management Investment Companies

The Funds invest in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment company, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to May 1, 2013, the waiver was accounted for as a reduction to management fees.

								% of Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares Held	Value			Outstanding
	at Beginning	Gross	Gross	at End	at End Investment		Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income Gain(Loss)		of Year
Franklin Biotechnology
Discovery Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	201,682,174	832,024,242	(950,947,435)	82,758,981	$82,758,981	$ —	$ —	0.42%
Franklin Natural
Resources Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust
Money Market Portfolio	59,323,631	287,534,083	(302,948,034)	43,909,680	$43,909,680	$ —	$ —	0.22%

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until August 31, 2016. For Franklin Biotechnology Discovery Fund, there were no Class R6 transfer agent fees waived during the period ended April 30, 2016.

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4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended April 30, 2016, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At April 30, 2016, the capital loss carryforwards were as follows:

Franklin Natural
Resources Fund
Capital loss carryforwards subject to expiration:
2018	$12,737,677
Capital loss carryforwards not subject to expiration:
Short term	18,823,722
Long term	95,547,646
Total capital loss carryforwards	$127,109,045

For tax purposes, the Funds may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At April 30, 2016, Franklin Biotechnology Discovery Fund deferred late-year ordinary losses of $4,945,791.

The tax character of distributions paid during the years ended April 30, 2016 and 2015, was as follows:
	Franklin Biotechnology		Franklin Natural
	Discovery Fund		Resources Fund
	2016	2015	2016	2015
Distributions paid from:
Ordinary income	$35,788,633	$36,696,134	$3,973,157	$5,273,598
Long term capital gain	93,282,011	28,948,362	—	—
	$129,070,644	$65,644,496	$3,973,157	$5,273,598

At April 30, 2016, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund
Cost of investments	$904,029,561	$655,699,534
Unrealized appreciation	$505,046,106	$108,166,427
Unrealized depreciation	(150,330,441)	(96,635,843)
Net unrealized appreciation (depreciation)	$354,715,665	$11,530,584
Undistributed ordinary income	$—	$6,520,681
Undistributed long term capital gains	2,044,115	—
Distributable earnings	$2,044,115	$6,520,681

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Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2016, were as follows:

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund

Purchases	$352,241,310	$253,408,229
Sales	$527,117,844	$204,527,120

At April 30, 2016, in connection with securities lending transactions, certain or all Funds loaned investments and received cash collateral as follows:

	Franklin
	Biotechnology	Franklin Natural
	Discovery Fund	Resources Fund
Securities lending transactions[a]:
Equity investments[b]	$75,805,741	$3,401,250

aThe agreements open at year end can be terminated at any time.
bGross amount of recognized liabilities for securities lending transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

7. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2016, the Funds held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
Franklin Biotechnology Discovery Fund
107,297,280	Acerta Pharma BV	2/01/16	$6,172,605	$5,595,124
80,195	Intarcia Therapeutics Inc., DD	3/26/14	2,597,516	2,987,264
942,380	G1 Therapeutics Inc., pfd	4/26/16	2,799,999	2,799,999
Total Restricted Securities (Value is 0.96% of Net Assets)			$11,570,120	$11,382,387
Franklin Natural Resources Fund
199,375	Energy Coal Resources, 144A	11/16/05 - 5/05/06	$741,939	$—
29,847	Energy Coal Resources, 144A, pfd	3/17/09	2,376,164	—
Total Restricted Securities (Value is 0.00% of Net Assets)			$3,118,103	$—

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8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for Franklin Biotechnology Discovery Fund for the year ended April 30, 2016, were as shown below.

	Number of			Number of
	Shares/Warrants			Shares/Warrants	Value
	Held at Beginning	Gross	Gross	Held at End	at End	Investment	Realized
Name of Issuer	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)
Franklin Biotechnology Discovery Fund
Non-Controlled Affiliates
ARCA biopharma Inc	—	3,346,547	(2,868,470)[a]	478,077	$2,012,704	$—	$—
ARCA biopharma Inc.,
wts., 6/16/22	—	1,338,619	—	1,338,619	137,980	—	—
BioPharmX Corp	—	216,000	—	216,000	170,640	—	—
BiopharmX Corp., 144A	—	1,600,000	—	1,600,000	1,264,000	—	—
Biopharmx Corp.,
wts., 3/29/21	—	108,000	—	108,000	65,437	—	—
Heat Biologics Inc	624,200	—	(106,300)	517,900	—[b]	—	(947,671)
Heron Therapeutics Inc	1,664,710	33,200	(220,429)	1,477,481	—[b]	—	3,776,802
Heron Therapeutics Inc.,
wts., 144A, 7/01/16	278,594	—	—	278,594	—[b]	—	—
Total Affiliated Securities (Value is 0.31% of Net Assets)					$3,650,761	$—	$2,829,131

[a]Gross reduction was the result of a corporate action.
[b]As of April 30, 2016 no longer an affiliate.

9. Credit Facility

Certain or all Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statements of Operations. During the year ended April 30, 2016, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

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NOTES TO FINANCIAL STATEMENTS

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2016, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Franklin Biotechnology Discovery Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Biotechnology	$973,014,424	$5,151,351	$3,195,479	$981,361,254
Pharmaceuticals	150,665,060	4,656,881	8,460,560	163,782,501
Other Equity Investments[b]	30,842,490	—	—	30,842,490
Short Term Investments	82,758,981	—	—	82,758,981
Total Investments in Securities	$1,237,280,955	$9,808,232	$11,656,039	$1,258,745,226
Receivables:
Investment Securities Sold	$—	$—	$9,089,004	$9,089,004

Franklin Natural Resources Fund
Assets:
Investments in Securities
Equity Investments:[a]
Oil & Gas Exploration & Production	$223,800,630	$3,647,665	$—	$227,448,295
Other Equity Investments[b]	393,801,766	—	—[c]	393,801,766
Convertible Bonds	—	2,070,377	—	2,070,377
Short Term Investments	43,909,680	—	—	43,909,680
Total Investments in Securities	$661,512,076	$5,718,042	$—	$667,230,118

aIncludes common, preferred and convertible preferred stocks as well as other equity investments.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at April 30, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year. At April 30, 2016, the reconciliation of assets is as follows:

											Net Change in
											Unrealized
									Net		Appreciation
	Balance at							Net	Unrealized		(Depreciation)
	Beginning of			Transfers Into		Transfers Out	Cost Basis	Realized	Appreciation	Balance at on Assets Held
	Year	Purchases	Sales	Level 3		of Level 3[a] Adjustments[b] Gain (Loss) (Depreciation)				End of Year	at Year End

Assets
Investments in Securities:
Equity Investments:[c]
Biotechnology	$24,570,623	$—	$—	$—		$(20,616,459)	$—	$—	$(758,685) $ 3,195,479		$(948,525)
Pharmaceuticals	—	28,099,246	(24,985,845)	—		(8,209,704)	—	17,441,550	(3,884,687)	8,460,560	(512,044)
Total Investments
in Securities	$24,570,623	$28,099,246	$(24,985,845)	$—		$(28,826,163)	$—	$17,441,550	$(4,643,372) $11,656,039		$(1,460,569)
Receivables:
Investment Securities
Sold	$—	$—	$—	$8,925,131	[d]	$—	$—	$—	$163,873	$9,089,004	$163,873

[a]The investments were transferred out of Level 3 as a result of the availability of a quoted price in an active market for identical securities.
[b]May include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.
[c]Includes common and preferred stocks as well as other equity investments.
[d]The receivable was transferred into Level 3 as a result of it being discounted to reflect the current fair value.

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NOTES TO FINANCIAL STATEMENTS

10. Fair Value Measurements (continued)

Significant unobservable valuation inputs developed by the VLOC for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of April 30, 2016, are as follows:

					Impact to Fair
	Fair Value at	Valuation			Value if Input
Description	End of Year	Technique	Unobservable Inputs	Amount/Range	Increases[a]
Franklin Biotechnology Discovery Fund
Assets:
Investments in Securities:
Equity Investments:[b]
Biotechnology	$2,987,264	Discounted Cash	Free Cash Flow	$13,743 (mil)	Increase[c]
		Flow Model	Cost of Equity	12.5%	Decrease
			Probability Rate	75%	Increase
			Discount for lack
		Market comparables	of marketability	35%	Decrease
Pharmaceutical	5,595,124	Probability Weighted
		Discounted Cash	Free Cash Flow[d]	$ 3,000 (mil)	Increase
		Flow Model	Discount for lack of
			marketability	12.5%	Decrease
All Other Investments[e]	3,073,651
Total	$11,656,039
Receivables:
Investment Securities Sold	$9,089,004	Discounted Cash
		Flow Model	Discount Rate	1.2%	Decrease

aRepresents the directional change in the fair value of the Level 3 investments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.
bIncludes preferred stocks.
cRepresents a significant impact to fair value and net assets.
dIncludes probability assumptions for various outcomes of contingent payments for clinical trials and regulatory approvals.
eIncludes fair value of immaterial investments developed using various valuation techniques and unobservable inputs. May also include investments with values derived using prior transaction prices or third party pricing information without adjustment for which such inputs are also unobservable.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

Abbreviations
Selected Portfolio
ADR	American Depositary Receipt
GP	Graduated Payment

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Strategic Series

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Biotechnology Discovery Fund and Franklin Natural Resources Fund (separate portfolios of Franklin Strategic Series, hereafter referred to as the “Funds”) at April 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 15, 2016

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), Franklin Biotechnology Discovery Fund hereby reports the maximum amount allowable but no less than $93,282,011 as long term capital gain dividends for the fiscal year ended April 30, 2016:

Under Section 871(k)(2)(C) of the Code, Franklin Biotechnology Discovery Fund hereby reports the maximum amount allowable but no less than $35,789,543 as short term capital gain dividends for the purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2016.

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2016:

Franklin
Biotechnology	Franklin Natural
Discovery Fund	Resources Fund
12.07%	100.00%

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2016:

Franklin
Biotechnology	Franklin Natural
Discovery Fund	Resources Fund
$4,337,860	$13,184,401

Distributions, including qualified dividend income, paid during calendar year 2016 will be reported to shareholders on Form 1099-DIV by mid-February 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1991	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	121	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director,
Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension
Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium)
				(1999-2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company)
(2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2007	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

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Independent Board Members (continued)

				Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served		by Board Member*	at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007		145	The Southern Company (energy
One Franklin Parkway					company) (2014-present; previously
San Mateo, CA 94403-1906					2010-2012), Graham Holdings
					Company (education and media
					organization) (2011-present) and
					Cbeyond, Inc. (business
					communications provider)
					(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since		121	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
		Trustee
		since 2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

				Number of Portfolios in
Name, Year of Birth		Length of		Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served		by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013		160	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member–Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the		145	None
One Franklin Parkway	the Board	Board since
San Mateo, CA 94403-1906	and Trustee	2013	and
		Trustee
		since 1991
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Alison E. Baur (1964)	Vice	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Financial
Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	President –
San Mateo, CA 94403-1906	AML
Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Executive
Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) Vice		Since 2000	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	President and
San Mateo, CA 94403-1906	Secretary
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice	Since	Not Applicable	Not Applicable
One Franklin Parkway	President	November 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Craig S. Tyle (1960)	Vice	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 12, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement for each of the separate funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution, and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilize data from Lipper, Inc. (Lipper), compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of such Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders, except as noted later in the discussion of investment performance and expenses. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion

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of such bonus was required to be invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Broadridge reports furnished for the agreement renewals. The Broadridge reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the oneyear period ended January 31, 2016, and previous periods ended that date of up to 10 years depending on when a particular Fund commenced operations. The following summarizes the performance results for each of these Funds and the Board’s view of such performance.

Franklin Biotechnology Discovery Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional health/biotechnology funds as selected by Lipper. The Broadridge report showed the Fund’s total return for the one-year period to be in the lowest performing quintile of its performance universe, and on an annualized basis to be in the secondhighest performing quintile of such universe for the previous three- and 10-year periods and the highest performing quintile of such universe for the previous five-year period. The Board found the Fund’s investment performance as set forth in the Broadridge report to be acceptable, noting its more favorable long term performance and observing that its annualized three- and five-year total returns exceeded 19% and 20%, respectively.

Franklin Natural Resources Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional global natural resources funds as selected by Lipper. The Broad-ridge report comparison for the Fund showed its total return for the one-year period to be in the second-lowest performing quin-tile of its performance universe, and on an annualized basis to also be in the second-lowest performing quintile of such universe for the previous three- and five-year periods, and the middle performing quintile of such universe for the previous 10-year period. The Board discussed with management the relative underperformance of the Fund, the reasons for that underperformance and steps being taken to address it. The Board determined that a portfolio management change was not required in light of management’s ongoing attention to the Fund, but it would continue to monitor the Fund.

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of each Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for funds with multiple classes of shares. The results of such expense comparisons showed the contractual investment management fee rates and actual total expense ratios for each of Franklin Natural Resources Fund and Franklin Biotechnology Discovery Fund, to be in the least expensive quintile of their respective Lipper expense groups. The Board was satisfied with the contractual management fee rate and total expense ratio of each of these Funds in comparison to their respective expense groups as shown in the Broadridge reports.

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MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2015, being the most recent fiscal year end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that economies of scale were shared with each Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for each Fund contains breakpoints that continued to asset levels that exceeded its asset size at December 31, 2015. In view of such fee structure and the favorable expense comparisons of each Fund within its respective expense group, the Board believed that to the extent economies of scale may be realized by the Manager of the Funds and its affiliates, that there was a sharing of benefits with the Funds and their shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

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Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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FRANKLIN TEMPLETON INVESTMENTS

Annual Report
and Shareholder Letter
April 30, 2016

Franklin Flexible Alpha Bond Fund

A SERIES OF FRANKLIN STRATEGIC SERIES

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents
Annual Report
Franklin Flexible Alpha Bond Fund	3
Performance Summary	7
Your Fund’s Expenses	12
Financial Highlights and Statement of Investments	14
Financial Statements	27
Notes to Financial Statements	31
Report of Independent Registered
Public Accounting Firm	43
Tax Information	44
Board Members and Officers	45
Shareholder Information	50

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Franklin Flexible Alpha Bond Fund

This annual report for Franklin Flexible Alpha Bond Fund covers the period since the Fund’s inception on August 3, 2015, through April 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks to provide total return through a combination of current income and capital appreciation by investing at least 80% of its net assets in bonds and investments that provide exposure to bonds, including global debt obligations of any credit quality, maturity or duration, all varieties of fixed income, variable rate and floating rate debt securities and investments, and derivatives. The Fund aims to provide attractive risk-adjusted total returns over a full market cycle. A full market cycle is a period of time that spans a full business and economic cycle, which may include periods of rising and declining interest rates.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

Performance Overview

The Fund’s Class A shares had a -0.34% cumulative total return for the period since the Fund’s inception. In comparison, the LIBOR USD 3-Month Rate Index posted a +0.37% total return.1 The index tracks the interest rate at which banks offer to lend to one another in the wholesale money markets in London and is used to set the cost of various variable-rate loans. You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Sector Exposure*
4/30/16
% of Total
Investment-Grade Corporate Securities	23.4%
Cash & Cash Equivalents	18.4%
Residential Mortgage-Backed Securities	10.3%
International Bonds	9.1%
Floating Rate Loans	8.1%
Commercial Mortgage-Backed Securities	7.1%
U.S. Treasuries	5.5%
Municipal Bonds	4.9%
Asset-Backed Securities	3.3%
Agency Mortgage-Backed Securities	2.4%
Other	0.0%**
High Yield Corporate Securities	-1.7%
Interest-Rate Derivatives	-36.6%

*Sector Exposure is intended to estimate the portfolio’s exposure to various sectors, including any hedged or increased exposure through certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.
Interest-Rate Derivatives sector consists of Treasury, interest rate and other derivatives that are primarily used for duration management; a negative number indicates that the Fund is seeking to hedge interest rate risk.
**Rounds to less than 0.1%.

Economic and Market Overview

The U.S. economy moderated during the period under review. After strengthening in 2015’s second quarter, the economy moderated in the third and fourth quarters. Growth slowed further in 2016’s first quarter as exports, business investment and federal government spending declined. The manufacturing sector expanded in March and April after contracting for five consecutive months, while the services sector expanded throughout the period. Growth in services contributed to new jobs and helped the unemployment rate to be largely stable and end the period at 5.0%.2 Home sales and prices rose amid relatively low mortgage rates. Monthly retail sales grew during most of the review period and rose to the highest level in April in more than a year, driven mainly by automobile sales.

1. Source: Bloomberg LP.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
2. Source: Bureau of Labor Statistics.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 19.

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Dividend Distributions*
8/3/15–4/30/16
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
August	0.1214	0.1227	0.1190	0.1460	0.1193
September	1.0580	1.0572	1.0540	1.1660	1.0625
October	0.8881	0.8876	0.8870	0.9820	0.8882
November	0.8747	0.6462	0.7260	1.0980	1.0197
December**	4.0508	3.7425	3.8350	4.2540	4.1497
January	1.0572	0.6443	0.7430	1.1530	1.0660
February	0.8254	0.4844	0.5690	0.9040	0.8310
March	—	—	—	—	—
April	0.6955	0.5075	0.5460	0.7370	0.7057
Total	9.5711	8.0924	8.4790	10.4400	9.8421

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
Assumes shares were purchased and held for the entire accrual period. Since divi-
dends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
**Includes an additional 3.05 cent per share distribution to meet excise tax requirements.

Inflation, as measured by the Consumer Price Index, remained relatively subdued due to low energy prices.

After maintaining a near-zero interest rate for seven years to support the U.S. economy’s recovery, the Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting. At the time of the increase, policy-makers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2.00% medium-term objective. The Fed maintained the rate through period-end, indicating it would monitor domestic and global developments and their implications on the labor markets as it tracks actual and expected progression toward its employment and inflation goals.

The 10-year Treasury yield, which moves inversely to price, shifted throughout the period. It rose from 2.16% on August 3, 2015, to a period high of 2.36% in November, and remained relatively high through the rest of 2015, based partly on upbeat domestic and eurozone economic data as well as the Fed’s interest rate increase. However, the yield declined in 2016 and ended the period at 1.83% due to the Fed’s cautious stance on further interest rate increases, investor concerns about domestic and global economic growth and weak oil and commodity prices.

Currency Breakdown*
4/30/16
% of Total

North America	104.9%
US Dollar	105.6%
Canadian Dollar	-0.7%

Asia	0.1%
Indian Rupee	0.4%
Indonesian Rupiah	0.2%
Malaysian Ringgit	0.1%
Singapore Dollar	-0.2%
South Korean Won	-0.2%
Japanese Yen	-0.3%

Latin America & Caribbean	0.0%**
Mexican Peso	0.5%
Chilean Peso	-0.5%

Africa	-0.3%
South African Rand	-0.3%

Europe	-2.3%
Polish Zloty	-0.2%
Swedish Krona	-0.2%
Euro	-1.8%

Australia & New Zealand	-2.4%
New Zealand Dollar	0.0%**
Australian Dollar	-2.3%

*Currency Breakdown is intended to estimate the portfolio’s exposure to various currencies, including any hedged or increased exposure through certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.
**Rounds to less than 0.1%.

Investment Strategy

The Fund seeks to generate returns from various sources, other than solely from interest rates, by allocating its portfolio across various risks (such as credit, currency and duration risks). In employing this strategy, the Fund has the flexibility to invest across all debt asset classes without regard to country, sector, quality, maturity or duration and without reference to a benchmark index.

The Fund may engage in active and frequent trading as part of its investment strategies and, at any given time, may have a substantial amount of its assets invested in any class of debt securities, including, but not limited to: U.S. government and agency securities; foreign government and supranational debt securities; corporate bonds; corporate loans (and loan participations); collateralized debt and loan obligations; preferred securities; various types of mortgage-backed securities

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and other asset-backed securities; municipal securities; and derivatives and other instruments with similar economic characteristics, or that provide exposure, to such debt securities.

Manager’s Discussion

During the period under review, the Fund’s yield curve and duration positioning, as well as basis trades (taking opposing long and short positions in the two securities to profit from the convergence of their values), were the primary contributors to performance. In addition, the Fund’s exposure to commercial mortgage-backed securities (CMBS), residential mortgage-backed securities (RMBS) and non-agency mortgage-backed securities also contributed to performance. The Fund’s exposure to senior floating rate loans (through an investment in an ETF) and municipal bonds were also positive contributors. In contrast, the Fund’s foreign currency exposure was a major detractor from performance. Our limited exposure to the high yield corporate bond sector and our overweighting to the investment-grade corporate bond sector also hindered results. Additionally, the Fund’s exposure to Treasury Inflation Protected Securities (TIPS) detracted slightly over the period.

What is a yield curve?

The yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates. The most frequently reported yield curve compares three-month, two-year and 30-year U.S. Treasury debt.

At period-end, we remained overweighted to the investment-grade corporate bond sector as well as securitized sectors including RMBS and CMBS. We continued to find what we considered value in credit hedged corporate positions as well. We sought to hedge all of the high yield corporate beta (or risk) in the Fund, although we retained exposure to select corporate loans and collateralized loan obligations. We also retained positions in TIPS as well as municipal bonds. The portfolio maintained several currency positions although they did not represent a significant portion of the Fund’s risk allocation.

The Fund utilized derivatives, including credit default and interest rate swaps, currency forwards, Treasury futures, and currency, interest rate swap and credit default swap options, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In markets where portfolio securities are readily available, the cost difference during normal market conditions may be small.

What are swap agreements?

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

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Thank you for your participation in Franklin Flexible Alpha Bond Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value

Share Class (Symbol)	4/30/16	8/3/15		Change
A (FABFX)	$9.88	$10.00	-$	0.12
C (FABDX)	$9.86	$10.00	-$	0.14
R (FABMX)	$9.86	$10.00	-$	0.14
R6 (FABNX)	$9.88	$10.00	-$	0.12
Advisor (FZBAX)	$9.88	$10.00	-$	0.12

Distributions[1] (8/3/15–4/30/16)

Dividend
Share Class	Income
A	$0.095711
C	$0.080924
R	$0.084790
R6	$0.104400
Advisor	$0.098421

See page 11 for Performance Summary footnotes.

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FRANKLIN FLEXIBLE ALPHA BOND FUND
PERFORMANCE SUMMARY

Performance as of 4/30/162

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual Operating Expenses[6]
Share Class	Total Return[3]	Total Return[4]	Total Return (3/31/16)[5]	(with waiver)	(without waiver)
A				1.10%	1.82%
Since Inception (8/3/15)	-0.34%	-4.54%	-4.90%
C				1.50%	2.22%
Since Inception (8/3/15)	-0.69%	-1.68%	-1.93%
R				1.35%	2.07%
Since Inception (8/3/15)	-0.65%	-0.65%	-1.01%
R6				0.71%	1.43%
Since Inception (8/3/15)	-0.15%	-0.15%	-0.53%
Advisor				0.85%	1.57%
Since Inception (8/3/15)	-0.31%	-0.31%	-0.69%

	Distribution	30-Day Standardized Yield[8]
Share Class	Rate[7]	(with waiver)	(without waiver)
A	0.82%	1.27%	-2.35%
C	0.63%	0.72%	-3.07%
R	0.67%	0.85%	-2.93%
R6	0.91%	1.49%	-2.28%
Advisor	0.87%	1.37%	-2.43%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

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FRANKLIN FLEXIBLE ALPHA BOND FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

See page 11 for Performance Summary footnotes.

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FRANKLIN FLEXIBLE ALPHA BOND FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The risks associated with higher yielding, lower rated securities (commonly called junk bonds) include higher risk of default and loss of principal. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) in an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as intended. Investments in foreign securities involve risks such as currency fluctuations, and political and economic uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has an expense reduction contractually guaranteed through at least 8/31/16 and a fee waiver associated with any investment in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares so that trans-
fer agency fees for that class do not exceed 0.01% until at least 8/31/16. Fund investment results reflect the expense reduction, fee waiver and fee cap, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the period indicated.
4. Average annual total return represents the average annual change in value of an investment over the period indicated. Return for less than one year, if any, has not been annualized.
5. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market vola-
tility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Classes C, R,
R6 and Advisor) per share on 4/30/16.
8. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
9. Source: Bloomberg LP. The LIBOR USD 3-Month Rate Index tracks the interest rate at which banks offer to lend to one another in the wholesale money markets in London and is used to set the cost of various variable-rate loans.
See www.franklintempletondatasources.com for additional data provider information.

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Annual Report

11

FRANKLIN FLEXIBLE ALPHA BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operat- ing expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1. Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2. Multiply the result by the number under the heading “Expenses Paid During Period.”

If Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

12 Annual Report

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FRANKLIN FLEXIBLE ALPHA BOND FUND
YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$999.50	$3.63
Hypothetical (5% return before expenses)	$1,000	$1,021.23	$3.67
C
Actual	$1,000	$996.00	$6.35
Hypothetical (5% return before expenses)	$1,000	$1,018.50	$6.42
R
Actual	$1,000	$996.40	$5.76
Hypothetical (5% return before expenses)	$1,000	$1,019.10	$5.82
R6
Actual	$1,000	$1,000.20	$3.18
Hypothetical (5% return before expenses)	$1,000	$1,021.68	$3.22
Advisor
Actual	$1,000	$998.80	$3.23
Hypothetical (5% return before expenses)	$1,000	$1,021.63	$3.27

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.73%;
C: 1.28%; R: 1.16%; R6: 0.64%; and Advisor: 0.65%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Annual Report

13

FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Flexible Alpha Bond Fund
Period Ended
April 30, 2016[a]
Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income	0.099
Net realized and unrealized gains (losses)	(0.123)
Total from investment operations	(0.024)
Less distributions from net investment income	(0.096)
Net asset value, end of period	$9.88

Total return[c]	(0.34)%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	3.47%[e]
Expenses net of waiver and payments by affiliates	0.84%
Net investment income	1.37%

Supplemental data
Net assets, end of period (000’s)	$10,200
Portfolio turnover rate	40.12%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eRatios are adjusted to exclude the effects of annualization for non-recurring expenses.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Flexible Alpha Bond Fund (continued)
Period Ended
April 30, 2016[a]
Class C
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income	0.072
Net realized and unrealized gains (losses)	(0.131)
Total from investment operations	(0.059)
Less distributions from net investment income	(0.081)
Net asset value, end of period	$9.86

Total return[c]	(0.69)%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	3.98%[e]
Expenses net of waiver and payments by affiliates	1.34%
Net investment income	0.87%

Supplemental data
Net assets, end of period (000’s)	$204
Portfolio turnover rate	40.12%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eRatios are adjusted to exclude the effects of annualization for non-recurring expenses.

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The accompanying notes are an integral part of these financial statements. | Annual Report 15

FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Flexible Alpha Bond Fund (continued)
Period Ended
April 30, 2016[a]
Class R
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income	0.072
Net realized and unrealized gains (losses)	(0.127)
Total from investment operations	(0.055)
Less distributions from net investment income	(0.085)
Net asset value, end of period	$9.86

Total return[c]	(0.65)%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	3.84%[e]
Expenses net of waiver and payments by affiliates	1.22%
Net investment income	0.99%

Supplemental data
Net assets, end of period (000’s)	$10
Portfolio turnover rate	40.12%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eRatios are adjusted to exclude the effects of annualization for non-recurring expenses.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Flexible Alpha Bond Fund (continued)
Period Ended
April 30, 2016[a]
Class R6
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income	0.108
Net realized and unrealized gains (losses)	(0.124)
Total from investment operations	(0.016)
Less distributions from net investment income	(0.104)
Net asset value, end of period	$9.88

Total return[c]	(0.15)%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	3.72%[e]
Expenses net of waiver and payments by affiliates	0.71%
Net investment income	1.50%

Supplemental data
Net assets, end of period (000’s)	$10
Portfolio turnover rate	40.12%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eRatios are adjusted to exclude the effects of annualization for non-recurring expenses.

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The accompanying notes are an integral part of these financial statements. | Annual Report 17

FRANKLIN STRATEGIC SERIES
FINANCIAL H IGHLIGHTS

Franklin Flexible Alpha Bond Fund (continued)
Period Ended
April 30, 2016[a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00
Income from investment operations[b]:
Net investment income	0.107
Net realized and unrealized gains (losses)	(0.129)
Total from investment operations	(0.022)
Less distributions from net investment income	(0.098)
Net asset value, end of period	$9.88

Total return[c]	(0.31)%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	3.34%[e]
Expenses net of waiver and payments by affiliates	0.71%
Net investment income	1.50%

Supplemental data
Net assets, end of period (000’s)	$344
Portfolio turnover rate	40.12%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cTotal return is not annualized for periods less than one year.
dRatios are annualized for periods less than one year.
eRatios are adjusted to exclude the effects of annualization for non-recurring expenses.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2016
Franklin Flexible Alpha Bond Fund
	Country	Shares	Value
Management Investment Companies (Cost $168,210) 1.5%
Diversified Financials 1.5%
PowerShares Senior Loan Portfolio ETF	United States	7,100	$163,939

		Principal
		Amount*
Corporate Bonds 37.6%
Banks 12.2%
Bank of America Corp., senior note, L, 2.25%, 4/21/20	United States	100,000	100,116
Bank of Nova Scotia, secured note, 1.875%, 4/26/21	Canada	100,000	99,909
[a] The Export-Import Bank of China, senior note, 144A, 2.50%, 7/31/19	China	200,000	204,358
HSBC USA Inc., senior note, 2.00%, 8/07/18	United States	100,000	100,603
Intesa Sanpaolo SpA, senior note, 3.875%, 1/15/19	Italy	200,000	207,012
JPMorgan Chase & Co., senior note, 2.25%, 1/23/20	United States	100,000	100,732
PHH Corp., senior note, 7.375%, 9/01/19	United States	200,000	195,500
Royal Bank of Canada, secured note, 2.10%, 10/14/20	Canada	100,000	100,643
[a] The Toronto-Dominion Bank, secured note, 144A, 2.25%, 3/15/21	Canada	200,000	203,569
			1,312,442
Consumer Durables & Apparel 2.6%
CalAtlantic Group Inc., senior note, 8.375%, 5/15/18	United States	250,000	278,750
Consumer Services 0.9%
Marriott International Inc., senior note, 2.875%, 3/01/21	United States	100,000	101,633
Diversified Financials 4.6%
Capital One Financial Corp., senior note, 3.20%, 2/05/25	United States	100,000	99,497
[b] Deutsche Bank AG, senior note, FRN, 1.928%, 8/20/20	Germany	100,000	97,152
[b] The Goldman Sachs Group Inc., senior note, FRN, 1.834%, 9/15/20	United States	100,000	99,606
Morgan Stanley, senior note, 2.65%, 1/27/20	United States	100,000	101,531
Springleaf Finance Corp., senior note, 6.00%, 6/01/20	United States	100,000	96,125
			493,911
Energy 4.8%
Canadian Natural Resources Ltd., senior note, 5.70%, 5/15/17	Canada	100,000	103,071
CNOOC Finance 2015 Australia Pty. Ltd., senior note, 2.625%, 5/05/20	China	200,000	199,494
Kinder Morgan Energy Partners LP, senior note, 5.95%, 2/15/18	United States	200,000	210,176
			512,741
Food & Staples Retailing 0.9%
Walgreen Co., senior bond, 3.10%, 9/15/22	United States	100,000	102,160
Food, Beverage & Tobacco 1.0%
Altria Group Inc., senior bond, 4.25%, 8/09/42	United States	100,000	105,686
Health Care Equipment & Services 1.4%
Stryker Corp., senior note, 2.00%, 3/08/19	United States	50,000	50,696
Tenet Healthcare Corp., senior note, 5.50%, 3/01/19	United States	100,000	100,500
			151,196
Insurance 0.5%
[a] Jackson National Life Global Funding, secured note, 144A, 2.25%, 4/29/21	United States	50,000	50,289
Materials 3.0%
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	200,000	220,000
Reynolds Group Holdings Inc., senior note, 8.125%, 6/15/17	United States	100,000	103,000
			323,000
Media 0.9%
Viacom Inc., senior bond, 3.125%, 6/15/22	United States	100,000	98,494

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19

FRANKLIN STRATEGIC SERIES
STATEMENT O F INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

		Principal
	Country	Amount*		Value
Corporate Bonds (continued)
Pharmaceuticals, Biotechnology & Life Sciences 1.9%
Actavis Funding SCS, senior bond, 3.80%, 3/15/25	United States	100,000		$102,722
[a] Baxalta Inc., senior note, 144A, 3.60%, 6/23/22	United States	100,000		102,841
				205,563
Real Estate 1.0%
American Tower Corp., senior note, 3.30%, 2/15/21	United States	100,000		103,326
Technology Hardware & Equipment 0.9%
[a,b] Hewlett Packard Enterprise Co., senior note, 144A, FRN, 2.559%, 10/05/18	United States	100,000		101,102
Telecommunication Services 1.0%
AT&T Inc., senior note, 3.95%, 1/15/25	United States	100,000		105,501
Total Corporate Bonds (Cost $3,978,820)				4,045,794
Foreign Government and Agency Securities 2.5%
Government of Malaysia, senior note, 3.394%, 3/15/17	Malaysia	130,000	MYR	33,474
Government of Mexico, 7.25%, 12/15/16	Mexico	5,800[c] MXN		34,429
[d] Government of New Zealand, senior note, Reg S, 3.00%, 4/15/20	New Zealand	280,000	NZD	201,448
Total Foreign Government and Agency Securities
(Cost $251,273)				269,351
U.S. Government and Agency Securities 5.4%
U.S. Treasury Bond, 5.25%, 11/15/28	United States	60,000		81,656
[e] U.S. Treasury Note, Index Linked, 0.125%, 1/15/23	United States	491,010		496,176
Total U.S. Government and Agency Securities (Cost $557,990)				577,832
Asset-Backed Securities and Commercial Mortgage-Backed
Securities 26.8%
Banks 2.5%
[b] Capital One Multi-Asset Execution Trust, 2004-B3, B3, FRN, 1.163%, 1/18/22	United States	150,000		149,970
[b] Citigroup Commercial Mortgage Trust, 2007-C6, AM, FRN, 5.899%, 6/10/17	United States	100,000		100,625
[a] Morgan Stanley Capital I Trust, 2005-RR6, AJ, 144A, 5.233%, 5/24/43	United States	21,209		21,209
				271,804
Diversified Financials 24.3%
[a,b] Adirondack Park CLO Ltd., 2013-1A, B, 144A, FRN, 2.628%, 4/15/24	United States	100,000		99,639
[b] American Express Credit Account Secured Note Trust, 2012-4, B, FRN,
0.983%, 5/15/20	United States	100,000		99,387
[a] BAMLL Commercial Mortgage Securities Trust, 2012-PARK, A, 144A,
2.959%, 12/10/30	United States	100,000		103,005
Banc of America Commercial Mortgage Trust, 2015-UBS7, A4, 3.705%, 9/15/48	United States	100,000		107,586
[a,b] Bluemountain CLO Ltd., 2013-3A, A, 144A, FRN, 2.038%, 10/29/25	United States	6,437		6,416
[a,b] Carlyle Global Market Strategies Ltd., 2014-2A, B2, 144A, FRN, 2.668%, 5/15/25	United States	100,000		99,729
[a,b] Cent CLO, 13-17A, A1, 144A, FRN, 1.916%, 1/30/25	United States	40,000		39,295
[b] Chase Issuance Trust, 2007-B1, B1, FRN, 0.683%, 4/15/19	United States	100,000		99,642
[a] Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/50	United States	151,704		151,060
[b] Commercial Mortgage Trust, 2005-GG5, AJ, FRN, 5.632%, 4/10/37	United States	5,852		5,849
[b] Conseco Finance Securitizations Corp., 2002-2, M1, FRN, 7.424%, 3/01/33	United States	90,000		98,008
[a] Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	30,000		31,156
[a,b] Eaton Vance CDO Ltd., 2014-1A, A, 144A, FRN, 2.078%, 7/15/26	United States	24,000		23,837
[a,b] Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.673%, 9/10/35	United States	100,000		106,925
[b] Fannie Mae Connecticut Avenue Securities,
2013-CO1, M1, FRN, 2.439%, 10/25/23	United States	83,565		84,020
2014-CO2, 2M1, FRN, 1.389%, 5/25/24	United States	73,059		72,491
2014-CO2, 2M2, FRN, 3.039%, 5/25/24	United States	40,000		37,266

20 Annual Report

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FRANKLIN STRATEGIC SERIES
STATEMENT O F INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

		Principal
	Country	Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed
Securities (continued)
Diversified Financials (continued)
[b] FHLMC Structured Agency Credit Risk Debt Notes,
2014-HQ1, M1, FRN, 2.089%, 8/25/24	United States	73,658	$73,888
2015-DNA1, M2, FRN, 2.289%, 10/25/27	United States	250,000	248,519
[a,b] Galaxy XV CLO Ltd., 2013-15A, A, 144A, FRN, 1.878%, 4/15/25	United States	99,000	97,902
[a,b] Invitation Homes Trust, 2015-SFR1, A, 144A, FRN, 1.886%, 3/17/32	United States	96,265	96,573
[b] IXIS Real Estate Capital Trust, 2005-HE4, A3, FRN, 1.119%, 2/25/36	United States	39,480	39,200
[a,b] LNR CDO Ltd., 2003-1A, EFL, 144A, FRN, 3.439%, 7/23/36	United States	28,844	28,875
[a,b] Madison Park Funding XVIII Ltd., 2015-18A, C, 144A, FRN, 3.635%, 10/21/26	United States	100,000	99,151
[a,b] Octagon Investment Partners XXIII Ltd., 15-1A,
A1, 144A, FRN, 2.048%, 7/15/27	United States	18,490	18,305
A2, 144A, FRN, 2.048%, 7/15/27	United States	17,554	17,378
[a,b] PPM Grayhawk CLO Ltd., 07-1A, B, 144A, FRN, 1.333%, 4/18/21	United States	100,000	94,938
[a,b] Resource Capital Corp. Ltd., 2015-CRE4, A, 144A, FRN, 1.833%, 8/15/32	United States	100,000	98,727
[a,b] SWAY Residential 2014-1 Trust, 2014-1, A, 144A, FRN, 1.736%, 1/17/32	United States	99,130	98,666
[b] Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 2.534%, 4/25/45	United States	44,805	44,281
[a,b] Tricon American Homes Trust, 2015-SFR1,
A, 144A, FRN, 1.686%, 5/17/32	United States	100,000	98,563
C, 144A, FRN, 2.336%, 5/17/32	United States	100,000	96,819
[a,b] Voya CLO Ltd., 2013-3A, A2, 144A, FRN, 2.433%, 1/18/26	United States	100,000	98,360
			2,615,456
Total Asset-Backed Securities and Commercial Mortgage-Backed
Securities (Cost $2,889,170)			2,887,260
Mortgage-Backed Securities 2.4%
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.4%
[f] FHLMC Gold 30 Year, 3.50%, 5/01/46	United States	25,000	26,181
[f] FHLMC Gold 30 Year, 4.00%, 5/01/46	United States	20,000	21,355
			47,536
Federal National Mortgage Association (FNMA) Fixed Rate 1.3%
[f] FNMA 30 Year, 3.50%, 5/01/46	United States	60,000	62,881
[f] FNMA 30 Year, 4.00%, 5/01/46	United States	70,000	74,785
			137,666
Government National Mortgage Association (GNMA) Fixed Rate 0.7%
[f] GNMA II SF 30 Year, 3.00%, 5/01/46	United States	20,000	20,702
[f] GNMA II SF 30 Year, 3.50%, 5/01/46	United States	50,000	52,803
			73,505
Total Mortgage-Backed Securities (Cost $258,655)			258,707

Municipal Bonds 4.8%
Cincinnati GO, Various Purpose, Improvement and Refunding, Series A,
5.00%, 12/01/25	United States	100,000	126,394
Citizens Property Insurance Corp. Revenue, Coastal Account, senior secured,
Series A1, 5.00%, 6/01/22	United States	125,000	148,534
Colorado State Board of Governors University Enterprise System Revenue, Green
Bonds, Series E-2, 5.00%, 3/01/25	United States	100,000	126,841
Teays Valley Local School District GO, Pickaway Fairfield and Franklin Counties,
Refunding, 4.00%, 12/01/26	United States	100,000	112,569
Total Municipal Bonds (Cost $486,631)			514,338

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21

FRANKLIN STRATEGIC SERIES
STATEMENT O F INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

		Notional
	Counterparty	Amount*	Value
Options Purchased 0.2%
Calls – Over-the-Counter
Currency Options 0.0%†
USD/AUD, July Strike Price 0.698 AUD, Expires 7/06/16	JPHQ	150,000	$429
USD/CAD, May Strike Price 1.38 CAD, Expires 5/18/16	JPHQ	20,000	—
			429
Puts – Over-the-Counter 0.2%
Credit Default Swaptions 0.1%
Buy protection on CDX.NA.HY.26, Premium Rate 5.00%, Strike Price $101,
Expires 7/20/16	CITI	500,000	6,873
Buy protection on CDX.NA.HY.26, Premium Rate 5.00%, Strike Price $102.50,
Expires 7/20/16	CITI	100,000	2,028
Buy protection on CDX.NA.IG.26, Premium Rate 1.00%, Strike Price $80,
Expires 7/20/16	CITI	500,000	2,072
			10,973
Interest Rate Swaptions 0.1%
Receive floating 3 month USD LIBOR, Pay fixed 1.75%, Expires 5/18/16	JPHQ	200,000	993
Receive floating 3 month USD LIBOR, Pay fixed 1.85%, Expires 10/04/16	JPHQ	600,000	11,009
			12,002

Total Options Purchased (Cost $30,904)			23,404
Total Investments before Short Term Investments
(Cost $8,621,653)			8,740,625

	Country	Shares
Short Term Investments (Cost $2,033,538) 18.9%
Money Market Funds 18.9%
[g,h] Institutional Fiduciary Trust Money Market Portfolio	United States	2,033,538	2,033,538
Total Investments (Cost $10,655,191) 100.1%			10,774,163
Options Written (0.1)%			(4,248)
Other Assets, less Liabilities (0.0)%†			(2,582)
Net Assets 100.0%			$10,767,333

		Notional
	Counterparty	Amount*
[i] Options Written (0.1)%
Calls – Over-the-Counter
Currency Options (0.0)%†
USD/AUD, July Strike Price 0.66 AUD, Expires 7/06/16	JPHQ	150,000	(49)
USD/CAD, May Strike Price 1.48 CAD, Expires 5/18/16	JPHQ	20,000	—
			(49)
Puts – Over-the-Counter (0.1)%
Credit Default Swaptions (0.1)%
Buy protection on CDX.NA.IG.26, Premium Rate 1.00%, Strike Price $100,
Expires 7/20/16	CITI	500,000	(773)
Buy protection on CDX.NA.HY.26, Premium Rate 5.00%, Strike Price $97,
Expires 7/20/16	CITI	500,000	(2,598)
Buy protection on CDX.NA.HY.26, Premium Rate 5.00%, Strike Price $99,
Expires 7/20/16	CITI	100,000	(828)
			(4,199)

22 Annual Report

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FRANKLIN STRATEGIC SERIES
STATEMENT O F INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

		Notional
	Counterparty	Amount*	Value
[i] Options Written (continued)
Interest Rate Swaptions (0.0)%†
Receive floating 3 month USD LIBOR, Pay fixed 2.75%, Expires 5/18/16	JPHQ	200,000	$—
Total Options Written (Premiums Received $9,744)			$(4,248)

†Rounds to less than 0.1% of net assets.
*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
April 30, 2016, the aggregate value of these securities was $2,288,687, representing 21.28% of net assets.
bThe coupon rate shown represents the rate at period end.
cPrincipal amount is stated in 100 Mexican Peso Units.
dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2016, the value of this security was $201,448, representing 1.87% of net assets.
ePrincipal amount of security is adjusted for inflation. See Note 1(g).
fSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).
gNon-income producing.
hSee Note 3(f) regarding investments in affiliated management investment companies.
iSee Note 6 regarding written options.

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FRANKLIN STRATEGIC SERIES
STATEMENT O F INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)
At April 30, 2016, the Fund had the following financial futures contracts outstanding. See Note 1(d).

Financial Futures Contracts
		Number of	Notional	Expiration	Unrealized	Unrealized
Description	Type	Contracts	Value	Date	Appreciation	Depreciation
Interest Rate Contracts
Australia 10 Yr. Bond	Long	1	$99,329	6/15/16	$701	$—
Canadian 5 Yr. Bond	Long	4	394,689	6/21/16	—	(4,244)
Euro-Bund	Long	2	370,754	6/08/16	—	(1,723)
U.S. Treasury 2 Yr. Note	Short	11	2,404,875	6/30/16	—	(4,325)
U.S. Treasury 5 Yr. Note	Short	12	1,450,969	6/30/16	—	(6,473)
U.S. Treasury 10 Yr. Note	Short	4	520,250	6/21/16	—	(2,825)
Total Financial Futures Contracts					$701	$(19,590)
Net unrealized appreciation (depreciation)						$(18,889)

At April 30, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Japanese Yen	JPHQ	Sell	3,000,000	$25,578	8/18/16	$—	$(2,696)
Malaysian Ringgit	RBS	Sell	85,000	21,357	5/05/16	—	(400)
Indian Rupee	RBS	Buy	3,150,000	45,785	5/10/16	1,544	—
South African Rand	RBS	Sell	500,000	30,862	5/10/16	—	(4,178)
Mexican Peso	RBS	Buy	300,000	16,799	5/16/16	623	—
Canadian Dollar	RBS	Sell	91,000	69,073	6/14/16	—	(3,493)
South Korean Won	RBS	Sell	25,000,000	21,524	6/30/16	—	(280)
Polish Zloty	RBS	Sell	80,000	21,226	6/30/16	288	—
New Zealand Dollar	RBS	Sell	290,000	195,547	7/11/16	—	(6,173)
Indonesian Rupiah	RBS	Buy	277,000,000	20,827	7/20/16	—	(112)
Singapore Dollar	RBS	Sell	28,000	20,819	7/20/16	30	—
Australian Dollar	UBSW	Sell	317,000	230,434	6/08/16	—	(10,168)
Euro	UBSW	Buy	98,000	109,478	6/15/16	2,914	—
Euro	UBSW	Sell	270,000	298,631	6/15/16	—	(11,020)
Chilean Peso	UBSW	Sell	35,855,000	51,516	6/16/16	—	(2,516)
Japanese Yen	UBSW	Buy	4,250,000	37,776	6/17/16	2,196	—
Japanese Yen	UBSW	Sell	4,250,000	37,674	6/17/16	—	(2,297)
Swedish Krona	UBSW	Sell	214,000	26,556	7/26/16	—	(159)
Total Forward Exchange Contracts						$7,595	$(43,492)
Net unrealized appreciation (depreciation)							$(35,897)

a May be comprised of multiple contracts with the same counterparty, currency and settlement date.

At April 30, 2016, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts
							Unamortized
		Periodic					Upfront
		Payment Counterparty/		Notional		Expiration	Payments	Unrealized	Unrealized
Description		Rate	Exchange	Amount[a]		Date	(Receipts)	Appreciation	Depreciation	Value	Rating[b]
Centrally Cleared Swap Contracts
Contracts to Sell Protection[c]
Traded Index
ITRX.EUR.25		1.00%	ICE	50,000	EUR	6/20/21	$568	$256	$—	$824	Investment Grade
ITRX.EUR.SNRFIN.S25		1.00%	ICE	120,000	EUR	6/20/21	849	—	(5)	844	Investment Grade
							$1,417	$256	$(5)	$1,668

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FRANKLIN STRATEGIC SERIES
STATEMENT O F INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)

Credit Default Swap Contracts (continued)
						Unamortized
	Periodic					Upfront
	Payment Counterparty/		Notional		Expiration	Payments	Unrealized	Unrealized
Description	Rate	Exchange	Amount[a]		Date	(Receipts)	Appreciation	Depreciation		Value	Rating[b]
OTC Swap Contracts
Contracts to Buy Protection
Single Name
CalAtlantic Group Inc	5.00%	BZWS	250,000		6/20/18	$(21,382)	$—	$(2,604) $ (23,984)
Canadian Natural Resources Ltd	5.00%	GSCO	100,000		6/20/17	(4,145)	—	(1,442)		(5,587)
Hartford Financial Services Group
Inc	1.00%	CITI	30,000		12/21/20	(357)	—	(301)		(658)
Kinder Morgan Energy Partners LP	5.00%	CITI	200,000		3/20/18	(14,255)	—	(1,725)		(15,980)
Lanxess AG	1.00%	CITI	20,000	EUR	12/20/20	169	—	(583)		(416)
LennarCorp	5.00%	JPHQ	25,000		9/20/20	(3,192)	—	(329)		(3,521)
Owens-Illinois Inc	5.00%	CITI	200,000		6/20/18	(17,059)	—	(4,550)		(21,609)
Pactiv LLC	5.00%	CITI	100,000		6/20/17	(2,107)	—	(3,289)		(5,396)
PHHCorp	5.00%	BZWS	200,000		9/20/19	(3,041)	5,951	—		2,910
RiteAidCorp	5.00%	JPHQ	100,000		12/20/20	(16,719)	115	—		(16,604)
SpringleafFinanceCorp	5.00%	GSCO	100,000		6/20/20	(4,998)	2,332	—		(2,666)
Tenet Healthcare Corp	5.00%	BZWS	100,000		3/20/19	(6,534)	—	(1,603)		(8,137)
Contracts to Sell Protection[c]
Single Name
Beazer Homes USA Inc	5.00%	JPHQ	25,000		9/20/20	$355	$—	$(2,630	) $	(2,275)	CCC
Electricite de France SA	1.00%	JPHQ	25,000	EUR	9/20/20	533	—	(87)		446	A+
Engie	1.00%	JPHQ	25,000	EUR	9/20/20	667	—	(17)		650	A-
Government of China	1.00%	JPHQ	250,000		9/20/20	—	—	(746)		(746)	AA-
Government of Mexico	1.00%	JPHQ	10,000		9/20/20	(184)	39	—		(145)	BBB+
MetLife Inc	1.00%	CITI	30,000		12/21/20	(832)	706	—		(126)	A-
Orange SA	1.00%	JPHQ	25,000	EUR	9/20/20	438	87	—		525	BBB+
Solvay SA	1.00%	CITI	20,000	EUR	12/20/20	(502)	705	—		203	BBB-
SprintCommunications Inc	5.00%	JPHQ	12,000		9/20/20	—	—	(2,058)		(2,058)	B
Traded Index
Citibank Bespoke HY Index 5-10%	1.12%	CITI	100,000		9/20/16	—	386	—		386	Non Investment
Tranched[d]											Grade
Total OTC Swap Contracts						$(93,145)	$10,321	$(21,964) $(104,788)
Total Credit Default Swap Contracts						$(91,728)	$10,577	$(21,969) $(103,120)
Net unrealized appreciation (depreciation)								$(11,392)

See Notes 1(d) and 8 regarding investment transactions and other derivative information, respectively.

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.
bBased on Standard and Poor’s (S&P) rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.
cThe Fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name swaps, and fail-
ure to pay or bankruptcy of the underlying securities for traded index swaps.
dRepresents a custom index comprised of a basket of underlying issues.

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FRANKLIN STRATEGIC SERIES
STATEMENT O F INVESTMENTS

Franklin Flexible Alpha Bond Fund (continued)
At April 30, 2016, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts
				Unamortized
				Upfront
	Counterparty/	Notional	Expiration	Payments/	Unrealized	Unrealized
Description	Exchange	Amount	Date	(Receipts)	Appreciation	Depreciation	Value
Centrally Cleared Swap Contracts
Receive Floating rate USD-LIBOR
Pay Fixed rate 2.00%	LCH	$720,000	6/15/23	$(18,921)	$—	$(5,356)	$(24,277)
Receive Floating rate USD-LIBOR
Pay Fixed rate 3.5575%	LCH	220,000	6/15/26	(8,800)	—	(1,809)	(10,609)
Total Centrally Cleared Swap Contracts				$(27,721)	$—	$(7,165)	$(34,886)

See Notes 6 and 8 regarding investment transactions and other derivative information, respectively.

See Abbreviations on page 42.

26 Annual Report

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FRANKLIN STRATEGIC SERIES

Financial Statements

Statements of Assets and Liabilities
April 30, 2016

Franklin Flexible Alpha Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$8,621,653
Cost - Non-controlled affiliates (Note 3f)	2,033,538
Total cost of investments	$10,655,191
Value - Unaffiliated issuers	$8,740,625
Value - Non-controlled affiliates (Note 3f)	2,033,538
Total value of investments	10,774,163
Foreign currency, at value (cost $92,745)	93,536
Receivables:
Investment securities sold	1,737
Interest	63,209
Affiliates	189,451
Due from brokers	84,139
Offering costs	57,328
OTC swap contracts (Upfront payments $3,942)	2,162
Unrealized appreciation on OTC forward exchange contracts	7,595
Unrealized appreciation on OTC swap contracts	10,321
Other assets	7
Total assets	11,283,648
Liabilities:
Payables:
Investment securities purchased	258,999
Capital shares redeemed	117
Distribution fees	306
Transfer agent fees	357
Distributions to shareholders	6,940
Variation margin	6,869
Professional fees	70,287
OTC swap contracts (Upfront receipts $116,575)	95,307
Options written, at value (premiums received $9,744)	4,248
Unrealized depreciation on OTC forward exchange contracts	43,492
Unrealized depreciation on OTC swap contracts	21,964
Accrued expenses and other liabilities	7,429
Total liabilities	516,315
Net assets, at value	$10,767,333
Net assets consist of:
Paid-in capital	$10,859,783
Undistributed net investment income	17,623
Net unrealized appreciation (depreciation)	51,808
Accumulated net realized gain (loss)	(161,881)
Net assets, at value	$10,767,333

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The accompanying notes are an integral part of these financial statements. | Annual Report 27

FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)
April 30, 2016

Franklin Flexible Alpha Bond Fund

Class A:
Net assets, at value	$10,199,614
Shares outstanding	1,032,340
Net asset value per share[a]	$9.88
Maximum offering price per share (net asset value per share ÷ 95.75%)	$10.32
Class C:
Net assets, at value	$203,735
Shares outstanding	20,662
Net asset value and maximum offering price per share[a]	$9.86
Class R:
Net assets, at value	$9,864
Shares outstanding	1,000
Net asset value and maximum offering price per share	$9.86
Class R6:
Net assets, at value	$9,881
Shares outstanding	1,000
Net asset value and maximum offering price per share	$9.88
Advisor Class:
Net assets, at value	$344,239
Shares outstanding	34,847
Net asset value and maximum offering price per share	$9.88

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

28 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Operations
for the period ended April 30, 2016a

Franklin Flexible Alpha Bond Fund

Investment income:
Dividends	$8,620
Interest	161,689
Total investment income	170,309
Expenses:
Management fees (Note 3a)	42,435
Distribution fees: (Note 3c)
Class A	9,922
Class C	619
Class R	37
Transfer agent fees: (Note 3e)
Class A	969
Class C	13
Class R	1
Class R6	30
Advisor Class	17
Custodian fees (Note 4)	495
Reports to shareholders	13,514
Registration and filing fees	11,743
Professional fees	89,028
Amortization of offering costs	111,365
Other	17,371
Total expenses	297,559
Expense reductions	(12)
Expenses waived/paid by affiliates (Note 3f and 3g)	(231,915)
Net expenses	65,632
Net investment income	104,677
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(120,259)
Written options	23,844
Foreign currency transactions	(9,728)
Futures contracts	(41,296)
Swap contracts	(30,709)
Net realized gain (loss)	(178,148)
Net change in unrealized appreciation (depreciation) on:
Investments	118,972
Translation of other assets and liabilities denominated in foreign currencies	(35,214)
Written options	5,496
Futures contracts	(18,889)
Swap contracts	(18,557)
Net change in unrealized appreciation (depreciation)	51,808
Net realized and unrealized gain (loss)	(126,340)
Net increase (decrease) in net assets resulting from operations	$(21,663)

[a]For the period August 3, 2015 (commencement of operations) to October 31, 2015.

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The accompanying notes are an integral part of these financial statements. | Annual Report 29

FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Flexible Alpha Bond Fund

Period Ended
April 30, 2016[a]
Increase (decrease) in net assets:
Operations:
Net investment income	$104,677
Net realized gain (loss)	(178,148)
Net change in unrealized appreciation (depreciation)	51,808
Net increase (decrease) in net assets resulting from operations	(21,663)
Distributions to shareholders from:
Net investment income:
Class A	(98,481)
Class C	(1,140)
Class R	(85)
Class R6	(105)
Advisor Class	(1,870)
Total distributions to shareholders	(101,681)
Capital share transactions: (Note 2)
Class A	10,322,042
Class C	204,600
Class R	10,000
Class R6	10,000
Advisor Class	344,035
Total capital share transactions	10,890,677
Net increase (decrease) in net assets	10,767,333
Net assets:
End of period	$10,767,333
Undistributed net investment income included in net assets:
End of period	$17,623

[a]For the period August 3, 2015 (commencement of operations) to October 31, 2015.

30 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES

Notes to Financial Statements

Franklin Flexible Alpha Bond Fund

1. Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of ten separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Flexible Alpha Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Effective August 3, 2015, the Fund commenced operations offering five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds, and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the NYSE close on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market

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31

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a TBA Basis

The Fund purchases securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable coun-terparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s

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Franklin Flexible Alpha Bond Fund (continued)

investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded financial futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to interest rate, foreign exchange rate, and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Notes 6 and 8 regarding investment transactions and other derivative information, respectively.

e. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

e. Mortgage Dollar Rolls (continued)

date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Net investment income, not including class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

h. Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at

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Franklin Flexible Alpha Bond Fund (continued)

the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Addi-

tionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At April 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Period Ended
	April 30, 2016[a]
	Shares	Amount

Class A Shares:
Shares sold	1,055,699	$10,552,738
Shares issued in reinvestment of distributions	319	3,152
Shares redeemed	(23,678)	(233,848)
Net increase (decrease)	1,032,340	$10,322,042

Class C Shares:
Shares sold	44,749	$442,689
Shares issued in reinvestment of distributions	108	1,064
Shares redeemed	(24,195)	(239,153)
Net increase (decrease)	20,662	$204,600

Class R Shares:
Shares sold	1,000	$10,000
Net increase (decrease)	1,000	$10,000

Class R6 Shares:
Shares sold	1,000	$10,000
Net increase (decrease)	1,000	$10,000

Advisor Class Shares:
Shares sold	45,294	$447,368
Shares issued in reinvestment of distributions	177	1,748
Shares redeemed	(10,624)	(105,081)
Net increase (decrease)	34,847	$344,035

[a]For the period August 3, 2015 (commencement of operations) to April 30, 2016.

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NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.550%	Up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.450%	Over $5 billion, up to and including $10 billion
0.445%	Over $10 billion, up to and including $15 billion
0.440%	Over $15 billion, up to and including $20 billion
0.435%	In excess of $20 billion

For the period ended April 30, 2016, the effective investment management fee rate was 0.550% of the Fund’s average daily net assets.

Under a subadvisory agreement, FT Instituitional, an affiliate of Advisers, provides subadvisory services to the Fund. The sub-advisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

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Franklin Flexible Alpha Bond Fund (continued)

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$429
CDSC retained	$—

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended April 30, 2016, the Fund paid transfer agent fees of $1,030, of which $564 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

% of Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares Held	Value			Outstanding
	at Beginning	Gross	Gross	at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period
Non-Controlled Affiliates
Institutional Fiduciary
Trust Money Market
Portfolio	—	13,048,530	(11,014,992)	2,033,538	$2,033,538	$ —	$ —	0.01%

g. Waiver and Expense Reimbursements

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 0.85%, and Class R6 does not exceed 0.71% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 31, 2016.

h. Other Affiliated Transactions

At April 30, 2016, Franklin Resources, Inc. owned 91.57% of the Fund’s outstanding shares.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended April 30, 2016, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

5. Income Taxes (continued)
At April 30, 2016, capital loss carryforwards were as follows:
Capital loss carryforwards:
Short term	$(140,918)
Long term	(35,061)
Total capital loss carryforwards	$(175,979)

The tax character of distributions paid during the period ended April 30, 2016 was as follows:

Distributions paid from ordinary income	$101,681

At April 30, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$10,672,924
Unrealized appreciation	159,924
Unrealized depreciation	(58,685)
Net unrealized appreciation (depreciation)	$101,239
Distributable earnings – undistributed ordinary income	$19,748

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and swaps.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended April 30, 2016, aggregated $12,893,578 and $3,347,570, respectively.

Transactions in options and swaptions written during the period ended April 30, 2016, were as follows:

			Options							Swaptions

		Notional Notional			Notional				Notional Notional
		Amount	Amount*		Amount*		Premiums		Amount	Amount*		Premiums
Options outstanding at August 3,
2015	$	— $	—		$—		$—	$	— $	—		$—
Options written		810,000	250,000	AUD	500,000	EUR	13,655		7,600,000	300,000	EUR	45,415
Options expired		(610,000)	—		(250,000	) EUR	(6,278)		(2,800,000)	(150,000	) EUR	(19,834)
Options exercised		—	—		—		—		—	—		—
Options closed		(30,000)	(250,000	) AUD	(250,000	) EUR	(4,768)		(3,500,000)	(150,000	) EUR	(18,446)
Options outstanding at April 30,
2016		$170,000	$—		$—		$2,609		$1,300,000	$—		$7,135

*The notional amount is stated in U.S. dollars unless otherwise indicated.

See Notes 1(d) and 8 regarding derivative financial instruments and other derivative information, respectively.

7. Credit Risk

At April 30, 2016, the Fund had 12.80% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

8. Other Derivative Information

At April 30, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

Derivative Contracts
Not Accounted for as	Statement of Assets and			Statement of Assets and
Hedging Instruments	Liabilities Location	Fair Value		Liabilities Location	Fair Value
Interest rate contracts	Variation margin	$701	[a]	Variation margin	$26,755	[a]
	Investments in securities, at value	12,002	[b]
Foreign exchange contracts	Investments in securities, at value	429	[b]	Options written, at value	49
	Unrealized appreciation on OTC	7,595		Unrealized depreciation on OTC	43,492
	forward exchange contracts			forward exchange contracts
Credit contracts	Investments in Securities, at value	10,973	[b]	Options written, at value	4,199
	Variation margin	256	[a]	Variation margin	5	[a]
	Unrealized appreciation on OTC	10,321		Unrealized depreciation on OTC	21,964
	swap contracts			swap contracts
	OTC swap contracts (premiums	2,162		OTC swap contracts (premiums	95,307
	paid)			received)
Totals		$44,439			$191,771

aThis amount reflects the cumulative appreciation (depreciation) of future contracts and centrally cleared swap~~s~~ contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.
bPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the period ended April 30, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

				Net Change in
				Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statement of Operations	Gain (Loss)	Statement of Operations	(Depreciation)
Hedging Instruments	Locations	for the Period	Locations	for the Period
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Interest rate contracts	Written options	$—	Written options	$2,609
	Futures contracts	(41,296)	Futures contracts	(18,889)
	Swap contracts	(28,524)	Swap contracts	(7,165)
Foreign exchange contracts	Investments	—	Investments	(5,131)[a]
	Written options	—	Written options	651
	Foreign currency	(13,113)[b]	Translation of other assets and
	transactions		liabilities denominated in
			foreign currencies	(35,897)[b]
Credit contracts	Investments	—	Investments	(2,369)[a]
	Written options	23,844	Written options	2,236
	Swap contracts	(2,185)	Swap contracts	(11,392)
Totals		$(61,274)		$(75,347)

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
bForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

8. Other Derivative Information (continued)

For the period ended April 30, 2016, the average month end fair value of derivatives represented 1.42% of average month end net assets. The average month end number of open derivative contracts for the period was 75.

At April 30, 2016, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts
	of Assets and Liabilities
	Presented in the
	Statement of
	Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$7,595	$43,492
Options purchased	23,404	—
Options Written	—	4,248
Swap Contracts	12,481	117,269
Total	$43,480	$165,009

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

At April 30, 2016, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities

	Gross and Net
	Amounts of Assets		Financial
	Presented in the	Financial	Instruments	Cash
	Statement of	Instruments	Collateral	Collateral	Net Amount (Not
	Assets and Liabilities	Available for Offset	Received	Received	less than zero)
Counterparty
BZWS	$5,951	$(5,951)	$—	$—	$—
CITI	12,937	(12,937)	—	—	—
GSCO	2,332	(2,332)	—	—	—
JPHQ	14,665	(14,665)	—	—	—
RBS	2,485	(2,485)	—	—	—
UBSW	5,110	(5,110)	—	—	—
Total	$43,480	$(43,480)	$—	$—	$—

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NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

At April 30, 2016, the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities

	Gross and Net
	Amounts of Liabilities		Financial
	Presented in the	Financial	Instruments	Cash
	Statement of	Instruments	Collateral	Collateral	Net Amount (Not
	Assets and Liabilities	Available for Offset	Pledged	Pledged	less than zero)
Counterparty
BZWS	$35,162	$(5,951)	$—	$—	$29,211
CITI	49,759	(12,937)	—	—	36,822
GSCO	10,585	(2,332)	—	—	8,253
JPHQ	28,707	(14,665)	—	—	14,042
RBS	14,636	(2,485)	—	—	12,151
UBSW	26,160	(5,110)	—	—	21,050
Total	$165,009	$(43,480)	$—	$—	$121,529

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Temple-ton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. The Fund began participating in the Global Credit Facility on February 12, 2016.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the period ended April 30, 2016, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepay- ment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of finan- cial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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FRANKLIN STRATEGIC SERIES
NOTES TO FINANCIAL STATEMENTS

Franklin Flexible Alpha Bond Fund (continued)

10. Fair Value Measurements (continued)

A summary of inputs used as of April 30, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities
Management Investment Companies	$163,939	$—	$—	$163,939
Corporate Bonds	—	4,045,794	—	4,045,794
Foreign Government and Agency Securities	—	269,351	—	269,351
U.S. Government and Agency Securities	—	577,832	—	577,832
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	2,887,260	—	2,887,260
Mortgage-Backed Securities	—	258,707	—	258,707
Municipal Bonds	—	514,338	—	514,338
Options Purchased	—	23,404	—	23,404
Short Term Investments	2,033,538	—	—	2,033,538
Total Investments in Securities	$2,197,477	$8,576,686	$—	$10,774,163
Other Financial Instruments
Futures Contracts	$701	$—	$—	$701
Forward Exchange Contracts	—	7,595	—	7,595
Swap Contracts	—	10,577	—	10,577
Total Other Financial Instruments	$701	$18,172	$—	$18,873

Liabilities:
Other Financial Instruments
Options Written	$—	$4,248	$—	$4,248
Futures Contracts	19,590	—	—	19,590
Forward Exchange Contracts	—	43,492	—	43,492
Swap Contracts	—	29,134	—	29,134
Total Other Financial Instruments	$19,590	$76,874	$—	$96,464

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations
Counterparty/Exchange		Currency		Selected Portfolio
BZWS	Barclays Bank PLC	AUD	Australian Dollar	CDO	Collateralized Debt Obligation
CITI	Citigroup, Inc.	CAD	Canadian Dollar	CLO	Collateralized Loan Obligation
GSCO	Goldman Sachs Group, Inc.	MXN	Mexican Peso	ETF	Exchange Traded Fund
ICE	Intercontinental Exchange	MYR	Malaysian Ringgit	FRN	Floating Rate Note
JPHQ	JP Morgan Chase & Co.	NZD	New Zealand Dollar	GO	General Obligation
RBS	Royal Bank of Scotland PL	USD	United States Dollar	LIBOR	London InterBank Offered Rate
UBSW	UBS AG			MFM	Multi-Family Mortgage
				SF	Single Family

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Flexible Alpha Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Franklin Flexible Alpha Bond Fund (the “Fund”) at April 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the period August 3, 2015 (commencement of operations) through April 30, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 15, 2016

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Tax Information (unaudited)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than $107,041 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal period ended April 30, 2016:

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1991	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	121	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director,
Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension
Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium)
				(1999-2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company)
(2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2007	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June-December 1987).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007	145	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	121	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee
since 2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	160	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member–Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	145	None
One Franklin Parkway	the Board	Board since
San Mateo, CA 94403-1906	and Trustee	2013 and
Trustee
since 1991
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Alison E. Baur (1964)	Vice	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC;
and officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Financial
Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Executive
Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Robert Lim (1948)	Vice	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	President –
San Mateo, CA 94403-1906	AML
Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) Vice		Since 2000	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	President and
San Mateo, CA 94403-1906	Secretary
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice	Since	Not Applicable	Not Applicable
One Franklin Parkway	President	November 2015
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Craig S. Tyle (1960)	Vice	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway	President
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held During
and Address	Position	Time Served	by Board Member*	at Least the Past 5 Years

Lori A. Weber (1964)	Vice	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street	President
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN FLEXIBLE ALPHA BOND FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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FRANKLIN TEMPLETON INVESTMENTS

Annual Report
and Shareholder Letter
April 30, 2016

Franklin Strategic Income Fund

A SERIES OF FRANKLIN STRATEGIC SERIES

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents

Annual Report
Franklin Strategic Income Fund	3
Performance Summary	6
Your Fund’s Expenses	12
Consolidated Financial Highlights and Consolidated
Statement of Investments	14
Consolidated Financial Statements	40
Notes to Consolidated Financial Statements	44
Report of Independent Registered
Public Accounting Firm	59
Board Members and Officers	60
Shareholder Information	65

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Annual Report

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Franklin Strategic Income Fund

This annual report for Franklin Strategic Income Fund covers the fiscal year ended April 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and under normal market conditions invests at least 65% of its assets in U.S. and foreign debt securities, including those in emerging markets. The Fund may invest in all varieties of fixed and floating rate income securities, including bonds, corporate loans (and loan participations), mortgage-backed securities and other asset-backed securities, convertible securities and municipal securities.

Performance Overview

The Fund’s Class A shares had a -3.14% cumulative total return for the 12 months under review. In comparison, the Barclays U.S. Aggregate Bond Index, which represents the U.S. investment-grade fixed rate taxable bond market, generated a +2.72% total return.1 The Lipper Multi-Sector Income Funds Classification Average, which consists of funds chosen by Lipper that seek current income by allocating assets among different fixed income securities sectors, with a significant portion rated below investment grade, had a -0.56% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. economy moderated during the 12 months under review. After strengthening in 2015’s second quarter, the economy moderated in the third and fourth quarters. Growth slowed further in 2016’s first quarter as exports, business investment and federal government spending declined. The manufacturing sector expanded in March and April after contracting for five consecutive months, while the services sector expanded throughout the 12-month period. Growth in services contributed to new jobs and helped the unemployment rate decrease from 5.4% in April 2015 to 5.0% at period-end.3 Home sales and prices rose amid relatively low mortgage rates. Monthly retail sales grew during most of the review period and rose to the highest level in April in more than a year, driven mainly by automobile sales. Inflation, as measured by the Consumer Price Index, remained relatively subdued due to low energy prices.

After maintaining a near-zero interest rate for seven years to support the U.S. economy’s recovery, the Federal Reserve (Fed) raised its target range for the federal funds rate to 0.25%–0.50% at its December meeting. At the time of the increase, policymakers cited the labor market’s considerable improvement and were reasonably confident that inflation would move back to the Fed’s 2.00% medium-term objective. The Fed maintained the rate through period-end, indicating it would monitor domestic and global developments and their implications on the labor markets as it tracks actual and expected progression toward its employment and inflation goals.

The 10-year Treasury yield, which moves inversely to price, shifted throughout the period. It rose from 2.05% on April 30, 2015, to a period high of 2.50% in June, and remained relatively high through the rest of 2015, based partly on upbeat domestic and eurozone economic data as well as the Fed’s interest rate increase. However, the yield declined in 2016 and

1. Source: Morningstar.
2. Source: Lipper, a Thomson Reuters Company. For the six-month period ended April 30, 2016, this category consisted of 291 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. Fund performance relative to the average may have differed if these or other factors had been considered.
The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
3. Source: Bureau of Labor Statistics.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of
Investments (SOI). The Consolidated SOI begins on page 19.

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Portfolio Breakdown*
Based on Total Net Assets
	4/30/16	4/30/15
High Yield Corporate Bonds &
Preferred Securities	28.6%	31.7%
Floating-Rate Loans	21.1%	20.4%
International Government & Agency Bonds
(Non-$US)	12.2%	15.0%
Investment Grade Corporate Bonds &
Preferred Securities	10.3%	6.5%
Mortgage-Backed Securities	8.5%	5.4%
U.S. Treasury Securities	4.2%	2.3%
Commercial Mortgage-Backed Securities	4.0%	3.1%
International Government & Agency Bonds
($US)	2.3%	3.3%
Other	1.4%	0.3%
Municipal Bonds	1.1%	4.1%
Equities	0.2%	0.1%
Asset-Backed Securities	0.1%	0.0%**
Convertible Securities	0.0%**	0.0%**
Short-Term Investments & Other Net Assets	6.0%	7.9%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. The breakdown may not match the
SOI.
**Rounds to less than 0.1% of total net assets.

ended the period at 1.83% due to the Fed’s cautious stance on further interest rate increases, investor concerns about domestic and global economic growth and weak oil and commodity prices.

During the 12 months under review, global government bonds performed strongly, although market volatility was elevated for much of the period. The Bank of Japan’s (BOJ’s) surprise decision to adopt negative interest rates sparked a sharp rally in the Japanese yen, as risk aversion increased and investors doubted whether the BOJ’s new policy would prove effective. Conversely, as had been widely predicted, the European Central Bank (ECB) unveiled a further set of monetary-easing measures to stimulate the eurozone economy, although the impact was limited, since eurozone bond yields had already declined significantly ahead of the ECB’s announcement. Over the period, the U.S. dollar weakened against the euro and Japanese yen, but strengthened against numerous other developed and emerging market currencies.

Investment Strategy

The Fund uses an active asset allocation strategy, investing across the fixed income markets in sectors that may include high yield and investment-grade corporate bonds, international developed and emerging market bonds, U.S. government and agency securities, mortgage- and other asset-backed securities, corporate bank loans, convertible securities and preferred stocks, and municipal securities. In addition to our bottom-up fundamental analysis of market sectors, industries and issuers, we evaluate country risk, business cycles, yield curves, and values between and within markets as part of our portfolio construction process. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments for hedging purposes, to enhance returns or to obtain exposure to various market sectors.

Manager’s Discussion

Over the past 12 months investor sentiment was mixed as uncertainty over global growth, U.S. monetary policy and the generally declining energy sector weighed on financial markets. The Fund’s holdings in investment-grade corporate bonds and sovereign emerging market debt contributed to Fund performance. Additionally, exposure to higher quality agency mortgage-backed securities and tax-exempt municipal bonds further boosted results. Conversely, the Fund’s investments in below investment-grade corporate credit, particularly high yield securities, detracted from returns, with senior secured floating rate debt posting a smaller decline. The Fund’s currency positions and foreign debt holdings also hampered results.

Dividend Distributions*
5/1/15–4/30/16
		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
May	3.75	3.41	3.54	4.07	3.96
June	3.60	3.27	3.40	3.91	3.81
July	3.76	3.43	3.55	4.08	3.97
August	3.80	3.47	3.60	4.11	4.01
September	3.79	3.47	3.59	4.08	3.98
October	3.78	3.46	3.58	4.08	3.98
November	3.24	2.92	3.04	3.54	3.44
December	3.24	2.92	3.04	3.54	3.44
January	3.17	2.86	2.98	3.47	3.36
February	3.33	3.04	3.15	3.62	3.51
March	2.55	2.24	2.35	2.87	2.74
April	2.07	1.76	1.88	2.38	2.26
Total	40.08	36.25	37.70	43.75	42.46

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All
Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

At period-end, the Fund remained overweighted in many of the spread sectors, including corporate credit and securitized products, based on our belief that valuations remained

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FRANKLIN STRATEGIC INCOME FUND

relatively attractive on a longer term basis. We continue to believe opportunities exist in global bond markets outside of the U.S., and although we reduced our exposure over the period, we maintained our allocation to international bonds and currencies.

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Patricia (Tricia) O’Connor is a vice president and portfolio manager for the Franklin Templeton Fixed Income Group. She co-manages multiple US and global high yield funds as well as institutional separate accounts. Prior to joining Franklin Templeton in 1997, Ms. O’Connor worked for Morgan Stanley Asset Management. Ms. O’Connor holds a B.S. in accounting from Lehigh University and an M.B.A. in finance and economics from the University of Chicago. She is a Chartered Financial Analyst (CFA) charterholder, as well as a member of the CFA Society of San Francisco and CFA Institute.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN STRATEGIC INCOME FUND

Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/16	4/30/15		Change
A (FRSTX)	$9.32	$10.04	-$	0.72
C (FSGCX)	$9.31	$10.04	-$	0.73
R (FKSRX)	$9.28	$10.01	-$	0.73
R6 (FGKNX)	$9.33	$10.05	-$	0.72
Advisor (FKSAX)	$9.33	$10.05	-$	0.72

Distributions[1] (5/1/15–4/30/16)
	Dividend
Share Class	Income
A	$0.4008
C	$0.3625
R	$0.3770
R6	$0.4375
Advisor	$0.4246

See page 11 for Performance Summary footnotes.

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FRANKLIN STRATEGIC INCOME FUND
PERFORMANCE SUMMARY

Performance as of 4/30/162

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual Operating Expenses[6]
Share Class	Total Return[3]	Total Return[4]	Total Return (3/31/16)[5]	(with waiver)	(without waiver)
A				0.86%	0.87%
1-Year	-3.14%	-7.30%	-7.75%
5-Year	+14.56%	+1.88%	+1.91%
10-Year	+65.33%	+4.70%	+4.62%
C				1.26%	1.27%
1-Year	-3.64%	-4.56%	-4.99%
5-Year	+12.19%	+2.33%	+2.39%
10-Year	+58.70%	+4.73%	+4.67%
R				1.11%	1.12%
1-Year	-3.50%	-3.50%	-3.93%
5-Year	+13.07%	+2.49%	+2.55%
10-Year	+61.14%	+4.89%	+4.82%
R6				0.48%	0.49%
1-Year	-2.76%	-2.76%	-3.40%
Since Inception (5/1/13)	+1.60%	+0.53%	-0.02%
Advisor				0.61%	0.62%
1-Year	-2.89%	-2.89%	-3.43%
5-Year	+15.99%	+3.01%	+3.05%
10-Year	+69.44%	+5.41%	+5.35%

	Distribution	30-Day Standardized Yield[8]
Share Class	Rate[7]	(with waiver)	(without waiver)
A	4.50%	4.59%	4.51%
C	4.26%	4.39%	4.32%
R	4.44%	4.54%	4.46%
R6	5.12%	5.20%	5.13%
Advisor	4.97%	5.04%	4.97%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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FRANKLIN STRATEGIC INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

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FRANKLIN STRATEGIC INCOME FUND PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

See page 11 for Performance Summary footnotes.

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FRANKLIN STRATEGIC INCOME FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

See page 11 for Performance Summary footnotes.

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FRANKLIN STRATEGIC INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal — a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has fee waivers associated with any investment in a Franklin Templeton money fund and the Franklin Lower and Middle Tier Floating Rate funds, contractually guaranteed through at least its current fiscal year-end. Fund investment results reflect the fee waivers, to the extent applicable; without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Distribution rate is based on the sum of the respective class’s dividend distributions over the past 12 months and the maximum offering price (NAV for Classes C, R, R6 and
Advisor) per share on 4/30/16.
8. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
9. Source: Morningstar. The Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC-registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity, and must be rated investment grade (Baa3/BBB-/BBB- or above) using the middle rating of
Moody’s, Standard & Poor’s and Fitch, respectively.
10. Source: Lipper, a Thomson Reuters Company. The Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Incomes Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 4/30/16, there were 291 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these and other factors had been considered.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN STRATEGIC INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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			FRANKLIN STRATEGIC INCOME FUND
			YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$1,005.40	$4.19
Hypothetical (5% return before expenses)	$1,000	$1,020.69	$4.22
C
Actual	$1,000	$1,002.30	$6.17
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.22
R
Actual	$1,000	$1,003.00	$5.43
Hypothetical (5% return before expenses)	$1,000	$1,019.44	$5.47
R6
Actual	$1,000	$1,007.30	$2.15
Hypothetical (5% return before expenses)	$1,000	$1,022.73	$2.16
Advisor
Actual	$1,000	$1,006.60	$2.94
Hypothetical (5% return before expenses)	$1,000	$1,021.93	$2.97

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.84%;
C: 1.24%; R: 1.09%; R6: 0.43%; and Advisor: 0.59%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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FRANKLIN STRATEGIC SERIES

Consolidated Financial Highlights
Franklin Strategic Income Fund
		Year Ended April 30,
	2016	2015	2014	2013	2012
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.04	$10.57	$10.86	$10.48	$10.68
Income from investment operations[a]:
Net investment income[b]	0.42	0.42	0.44	0.45	0.50
Net realized and unrealized gains (losses)	(0.74)	(0.30)	(0.18)	0.54	(0.10)
Total from investment operations	(0.32)	0.12	0.26	0.99	0.40
Less distributions from:
Net investment income and net foreign currency gains	(0.40)	(0.55)	(0.45)	(0.57)	(0.60)
Net realized gains	—	(0.10)	(0.10)	(0.04)	—
Total distributions	(0.40)	(0.65)	(0.55)	(0.61)	(0.60)
Net asset value, end of year.	$9.32	$10.04	$10.57	$10.86	$10.48

Total return[c]	(3.14)%	1.16%	2.52%	9.70%	3.97%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.88%	0.86%	0.86%	0.87%	0.89%
Expenses net of waiver and payments by affiliates[d]	0.84%	0.85%	0.86%[e]	0.87%	0.89%
Net investment income	4.44%	4.03%	4.16%	4.21%	4.81%

Supplemental data
Net assets, end of year (000’s)	$4,500,752	$5,242,844	$5,182,490	$4,966,834	$3,757,100
Portfolio turnover rate	88.04%	72.51%	54.11%	47.27%	36.11%
Portfolio turnover rate excluding mortgage dollar rolls[f]	48.33%	49.36%	54.11%	44.33%	36.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fSee Note 1(h) regarding mortgage dollar rolls.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

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			FRANKLIN STRATEGIC SERIES
		CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)
		Year Ended April 30,
	2016	2015	2014	2013	2012
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.04	$10.57	$10.85	$10.48	$10.68
Income from investment operations[a]:
Net investment income[b]	0.38	0.38	0.40	0.41	0.46
Net realized and unrealized gains (losses)	(0.75)	(0.30)	(0.17)	0.53	(0.10)
Total from investment operations	(0.37)	0.08	0.23	0.94	0.36
Less distributions from:
Net investment income and net foreign currency gains	(0.36)	(0.51)	(0.41)	(0.53)	(0.56)
Net realized gains	—	(0.10)	(0.10)	(0.04)	—
Total distributions	(0.36)	(0.61)	(0.51)	(0.57)	(0.56)
Net asset value, end of year.	$9.31	$10.04	$10.57	$10.85	$10.48

Total return[c]	(3.64)%	0.76%	2.20%	9.17%	3.56%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.28%	1.26%	1.26%	1.27%	1.29%
Expenses net of waiver and payments by affiliates[d]	1.24%	1.25%	1.26%[e]	1.27%	1.29%
Net investment income	4.04%	3.63%	3.76%	3.81%	4.41%

Supplemental data
Net assets, end of year (000’s)	$1,645,852	$2,070,739	$2,109,049	$2,108,962	$1,569,746
Portfolio turnover rate	88.04%	72.51%	54.11%	47.27%	36.11%
Portfolio turnover rate excluding mortgage dollar rolls[f]	48.33%	49.36%	54.11%	44.33%	36.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN STRATEGIC SERIES
CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)
		Year Ended April 30,
	2016	2015	2014	2013	2012
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.01	$10.54	$10.82	$10.45	$10.65
Income from investment operations[a]:
Net investment income[b]	0.39	0.39	0.41	0.42	0.47
Net realized and unrealized gains (losses)	(0.74)	(0.29)	(0.17)	0.53	(0.10)
Total from investment operations	(0.35)	0.10	0.24	0.95	0.37
Less distributions from:
Net investment income and net foreign currency gains	(0.38)	(0.53)	(0.42)	(0.54)	(0.57)
Net realized gains	—	(0.10)	(0.10)	(0.04)	—
Total distributions	(0.38)	(0.63)	(0.52)	(0.58)	(0.57)
Net asset value, end of year.	$9.28	$10.01	$10.54	$10.82	$10.45

Total return	(3.50)%	0.91%	2.36%	9.36%	3.72%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.13%	1.11%	1.11%	1.12%	1.14%
Expenses net of waiver and payments by affiliates[c]	1.09%	1.10%	1.11%[d]	1.12%	1.14%
Net investment income	4.19%	3.78%	3.91%	3.96%	4.56%

Supplemental data
Net assets, end of year (000’s)	$181,671	$223,758	$227,359	$260,647	$249,662
Portfolio turnover rate	88.04%	72.51%	54.11%	47.27%	36.11%
Portfolio turnover rate excluding mortgage dollar rolls[e]	48.33%	49.36%	54.11%	44.33%	36.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eSee Note 1(h) regarding mortgage dollar rolls.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN STRATEGIC SERIES
	CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)
	Year Ended April 30,
	2016	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.05	$10.58	$10.87
Income from investment operations[b]:
Net investment income[c]	0.46	0.46	0.49
Net realized and unrealized gains (losses)	(0.74)	(0.30)	(0.19)
Total from investment operations.	(0.28)	0.16	0.30
Less distributions from:
Net investment income and net foreign currency gains	(0.44)	(0.59)	(0.49)
Net realized gains	—	(0.10)	(0.10)
Total distributions	(0.44)	(0.69)	(0.59)
Net asset value, end of year	$9.33	$10.05	$10.58

Total return	(2.76)%	1.54%	2.90%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.49%	0.48%	0.48%
Expenses net of waiver and payments by affiliates[d]	0.45%	0.47%	0.48%[e]
Net investment income.	4.83%	4.41%	4.54%

Supplemental data
Net assets, end of year (000’s)	$286,503	$253,929	$247,007
Portfolio turnover rate	88.04%	72.51%	54.11%
Portfolio turnover rate excluding mortgage dollar rolls[f]	48.33%	49.36%	54.11%

aFor the year May 1, 2013 (effective date) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dBenefit of expense reduction rounds to less than 0.01%.
eBenefit of waiver and payments by affiliates rounds to less than 0.01%.
fSee Note 1(h) regarding mortgage dollar rolls.

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FRANKLIN STRATEGIC SERIES
CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)
		Year Ended April 30,
	2016	2015	2014	2013	2012
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.05	$10.58	$10.86	$10.49	$10.69
Income from investment operations[a]:
Net investment income[b]	0.44	0.44	0.47	0.48	0.53
Net realized and unrealized gains (losses)	(0.74)	(0.29)	(0.17)	0.53	(0.10)
Total from investment operations	(0.30)	0.15	0.30	1.01	0.43
Less distributions from:
Net investment income and net foreign currency gains	(0.42)	(0.58)	(0.48)	(0.60)	(0.63)
Net realized gains	—	(0.10)	(0.10)	(0.04)	—
Total distributions	(0.42)	(0.68)	(0.58)	(0.64)	(0.63)
Net asset value, end of year.	$9.33	$10.05	$10.58	$10.86	$10.49

Total return	(2.89)%	1.41%	2.87%	9.87%	4.22%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.63%	0.61%	0.61%	0.62%	0.64%
Expenses net of waiver and payments by affiliates[c]	0.59%	0.60%	0.61%[d]	0.62%	0.64%
Net investment income	4.69%	4.28%	4.41%	4.46%	5.06%

Supplemental data
Net assets, end of year (000’s)	$904,899	$1,130,796	$1,010,755	$956,001	$713,659
Portfolio turnover rate	88.04%	72.51%	54.11%	47.27%	36.11%
Portfolio turnover rate excluding mortgage dollar rolls[e]	48.33%	49.36%	54.11%	44.33%	36.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cBenefit of expense reduction rounds to less than 0.01%.
dBenefit of waiver and payments by affiliates rounds to less than 0.01%.
eSee Note 1(h) regarding mortgage dollar rolls.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

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		FRANKLIN STRATEGIC SERIES

Consolidated Statement of Investments, April 30, 2016
Franklin Strategic Income Fund
		Shares/
	Country	Units		Value

Common Stocks and Other Equity Interests 0.2%
Consumer Services 0.2%
[a,b,c] Turtle Bay Resort	United States	5,579,940		$14,507,843
Energy 0.0%†
[a,d] Warrior Met Coal LLC, A	United States	15,189		1,531,300
Health Care Equipment & Services 0.0%†
[a] New Millennium Holdco Inc	United States	87,365		677,079
Transportation 0.0%†
[a,e] CEVA Holdings LLC	United Kingdom	1,570		784,985
Total Common Stocks and Other Equity Interests
(Cost $38,784,923)				17,501,207

Management Investment Companies 10.1%
Diversified Financials 10.1%
[f] Franklin Lower Tier Floating Rate Fund	United States	38,346,600		374,646,288
[f] Franklin Middle Tier Floating Rate Fund	United States	29,441,483		280,871,745
iShares iBoxx High Yield Corporate Bond ETF.	United States	1,245,000		104,393,250
Total Management Investment Companies
(Cost $783,145,043)				759,911,283

Convertible Preferred Stocks 0.0%†
Transportation 0.0%†
[a,e] CEVA Holdings LLC, cvt. pfd., A-1	United Kingdom	62		42,160
[a,e] CEVA Holdings LLC, cvt. pfd., A-2	United Kingdom	3,399		1,699,280
Total Convertible Preferred Stocks
(Cost $5,149,789)				1,741,440

		Principal
		Amount*

Corporate Bonds 39.2%
Automobiles & Components 0.9%
[g] Avis Budget Finance PLC, senior note, 144A, 6.00%, 3/01/21	United States	4,900,000	EUR	5,827,156
Fiat Chrysler Automobiles NV, senior note, 5.25%, 4/15/23	United Kingdom	35,000,000		35,546,000
The Goodyear Tire & Rubber Co.,
senior note, 6.50%, 3/01/21	United States	20,000,000		21,075,000
senior note, 5.125%, 11/15/23	United States	5,400,000		5,602,500
				68,050,656
Banks 3.4%
Bank of America Corp.,
[h] junior sub. bond, AA, 6.10% to 3/17/25, FRN thereafter,
Perpetual	United States	10,000,000		10,018,750
[h] junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter,
Perpetual	United States	16,500,000		16,231,875
senior note, 6.40%, 8/28/17	United States	10,000,000		10,614,210
senior note, 5.65%, 5/01/18	United States	10,000,000		10,744,370
CIT Group Inc.,
senior note, 5.375%, 5/15/20	United States	6,900,000		7,253,625
senior note, 5.00%, 8/15/22	United States	18,000,000		18,900,000
[g] senior note, 144A, 6.625%, 4/01/18.	United States	4,000,000		4,225,000

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19

FRANKLIN STRATEGIC SERIES
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Banks (continued)
Citigroup Inc.,
[h] junior sub. bond, M, 6.30% to 5/15/24, FRN thereafter, Perpetual .	United States	6,900,000	$6,770,625
[h] junior sub. bond, O, 5.875% to 3/27/20, FRN thereafter, Perpetual.	United States	10,000,000	9,685,500
senior note, 3.875%, 10/25/23	United States	20,000,000	21,160,420
sub. bond, 5.50%, 9/13/25	United States	10,000,000	11,092,940
sub. note, 4.05%, 7/30/22.	United States	5,000,000	5,252,390
JPMorgan Chase & Co.,
[h] junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual .	United States	10,000,000	10,251,000
[h] junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	5,000,000	4,819,250
[h] junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual.	United States	5,000,000	5,150,000
senior note, 4.25%, 10/15/20	United States	10,000,000	10,822,320
senior note, 3.25%, 9/23/22	United States	5,000,000	5,200,550
sub. note, 3.375%, 5/01/23	United States	10,000,000	10,123,300
sub. note, 3.875%, 9/10/24	United States	10,000,000	10,345,970
Royal Bank of Scotland Group PLC,
sub. note, 6.125%, 12/15/22	United Kingdom	10,000,000	10,699,750
sub. note, 5.125%, 5/28/24	United Kingdom	2,600,000	2,531,373
Wells Fargo & Co.,
[h] junior sub. bond, 5.875% to 6/15/25, FRN thereafter, Perpetual	United States	22,000,000	23,526,250
[h] junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	21,000,000	21,525,000
senior note, 2.60%, 7/22/20	United States	10,000,000	10,255,260
			257,199,728
Capital Goods 0.8%
[g] Bombardier Inc., senior bond, 144A, 7.50%, 3/15/25	Canada	30,000,000	27,000,000
[e] Erickson Air-Crane Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	858,802	690,197
[g] KM Germany Holdings GmbH, senior secured note, first lien, 144A,
8.75%, 12/15/20	Germany	8,000,000	9,795,156
Meritor Inc., senior note, 6.75%, 6/15/21	United States	4,000,000	3,800,000
Navistar International Corp., senior bond, 8.25%, 11/01/21	United States	11,400,000	8,208,000
TransDigm Inc.,
senior sub. bond, 6.50%, 7/15/24	United States	4,000,000	4,050,000
senior sub. bond, 6.50%, 5/15/25	United States	2,500,000	2,521,875
senior sub. note, 6.00%, 7/15/22	United States	4,000,000	4,068,800
			60,134,028
Commercial & Professional Services 0.1%
[i] United Rentals North America Inc., senior bond, 5.875%, 9/15/26	United States	7,500,000	7,500,000
Consumer Durables & Apparel 0.3%
KB Home,
senior bond, 7.50%, 9/15/22	United States	5,000,000	5,129,500
senior note, 4.75%, 5/15/19	United States	9,400,000	9,494,000
senior note, 7.00%, 12/15/21	United States	10,000,000	10,250,000
			24,873,500
Consumer Services 1.5%
[g] 1011778 BC ULC/New Red Finance Inc., secured note, second lien,
144A, 6.00%, 4/01/22	Canada	20,000,000	20,775,000
GLP Capital LP/GLP Financing II Inc., senior note, 5.375%, 4/15/26	United States	6,100,000	6,366,875
[g] International Game Technology PLC,
senior secured bond, 144A, 6.50%, 2/15/25	United States	13,200,000	13,431,000
senior secured note, 144A, 6.25%, 2/15/22	United States	20,500,000	20,961,250
Marriott International Inc., senior bond, 3.75%, 10/01/25	United States	30,000,000	31,179,330

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FRANKLIN STRATEGIC SERIES
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Consumer Services (continued)
[g] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond,
144A, 5.50%, 3/01/25	United States	8,700,000		$8,357,437
[g] Wynn Macau Ltd., senior note, 144A, 5.25%, 10/15/21	Macau	12,700,000		12,255,500
				113,326,392
Diversified Financials 2.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust,
senior note, 4.25%, 7/01/20	Netherlands	6,200,000		6,359,123
senior note, 4.625%, 10/30/20	Netherlands	5,800,000		6,037,191
senior note, 5.00%, 10/01/21	Netherlands	10,600,000		11,200,755
senior note, 4.625%, 7/01/22	Netherlands	9,100,000		9,456,720
Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter,
5/24/28	Germany	35,000,000		31,262,000
E*TRADE Financial Corp.,
senior note, 5.375%, 11/15/22	United States	9,000,000		9,576,090
senior note, 4.625%, 9/15/23	United States	8,100,000		8,239,320
[h] The Goldman Sachs Group Inc., junior sub. bond, M, 5.375% to
5/10/20, FRN thereafter, Perpetual	United States	30,200,000		29,180,750
[g] Lincoln Finance Ltd., senior secured note, 144A, 6.875%, 4/15/21	Netherlands	6,400,000	EUR	7,884,129
Morgan Stanley,
[h] junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	25,600,000		25,376,000
sub. bond, 3.95%, 4/23/27	United States	10,000,000		10,001,190
Navient Corp.,
senior note, 8.45%, 6/15/18	United States	10,000,000		10,737,500
senior note, 5.50%, 1/15/19	United States	16,000,000		15,900,000
senior note, 5.875%, 3/25/21	United States	5,000,000		4,793,750
senior note, 6.125%, 3/25/24	United States	10,000,000		9,005,000
				195,009,518
Energy 4.4%
Access Midstream Partner LP/ACMP Finance Corp., senior note,
6.125%, 7/15/22	United States	7,300,000		7,268,399
[j] BreitBurn Energy Partners LP/BreitBurn Finance Corp., senior bond,
7.875%, 4/15/22	United States	25,000,000		1,875,000
[g] California Resources Corp., secured note, second lien, 144A, 8.00%,
12/15/22	United States	7,852,000		5,408,065
[g] Calumet Specialty Products Partners LP/Calumet Finance Corp.,
senior note, 144A, 11.50%, 1/15/21	United States	8,900,000		9,701,000
CGG SA,
senior note, 6.50%, 6/01/21	France	12,000,000		4,860,000
senior note, 6.875%, 1/15/22	France	10,000,000		4,000,000
[c,e,j] Chaparral Energy Inc.,
senior bond, 8.25%, 9/01/21	United States	8,000,000		2,440,000
senior bond, 7.625%, 11/15/22	United States	1,400,000		427,000
senior note, 9.875%, 10/01/20	United States	5,000,000		1,525,000
[j] CHC Helicopter SA,
senior note, 9.375%, 6/01/21	Canada	5,000,000		362,500
senior secured note, first lien, 9.25%, 10/15/20	Canada	20,001,600		9,100,728

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21

FRANKLIN STRATEGIC SERIES
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Energy (continued)
[g] Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%,
12/15/22	United States	8,330,000	$5,706,050
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19.	United States	14,600,000	10,293,000
CONSOL Energy Inc.,
senior note, 5.875%, 4/15/22	United States	20,000,000	16,675,000
senior note, 8.00%, 4/01/23	United States	5,000,000	4,287,500
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	21,000,000	21,262,500
Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	10,000,000	10,041,640
[j] Energy XXI Gulf Coast Inc.,
senior note, 9.25%, 12/15/17	United States	15,000,000	459,375
senior note, 7.50%, 12/15/21	United States	2,100,000	107,625
senior note, 6.875%, 3/15/24	United States	10,000,000	462,500
[g] senior secured note, second lien, 144A, 11.00%, 3/15/20	United States	5,000,000	1,775,000
[g] EnQuest PLC, senior note, 144A, 7.00%, 4/15/22.	United Kingdom	11,200,000	6,272,000
Freeport-McMoRan Oil & Gas LLC/FCX Oil & Gas Inc., senior note,
6.875%, 2/15/23	United States	3,816,000	3,453,480
[g,k] Gaz Capital SA (OJSC Gazprom), loan participation, senior note,
144A, 3.85%, 2/06/20	Russia	20,000,000	19,796,700
[c] Halcon Resources Corp.,
senior note, 9.75%, 7/15/20	United States	4,000,000	900,000
senior note, 8.875%, 5/15/21	United States	9,000,000	1,980,000
[g] senior secured note, third lien, 144A, 13.00%, 2/15/22.	United States	10,000,000	3,250,000
[g] Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%,
1/15/18	United States	17,000,000	17,932,195
Kinder Morgan Inc.,
senior note, 7.00%, 6/15/17	United States	3,500,000	3,659,572
senior note, 6.50%, 9/15/20	United States	9,000,000	9,804,609
[c,g,j] Linn Energy LLC/Finance Corp., senior secured note, second lien,
144A, 12.00%, 12/15/20	United States	20,000,000	3,900,000
[g] LUKOIL International Finance BV, senior note, 144A, 4.563%, 4/24/23 .	Russia	25,000,000	24,426,125
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior
note, 7.25%, 2/15/21	United States	20,000,000	18,400,000
[j] Midstates Petroleum Co. Inc./LLC, senior note, 9.25%, 6/01/21	United States	15,000,000	375,000
PBF Holding Co. LLC, first lien, 8.25%, 2/15/20	United States	18,000,000	18,832,500
[g,j] Peabody Energy Corp., secured note, second lien, 144A, 10.00%,
3/15/22	United States	30,000,000	3,528,000
[j] Penn Virginia Corp., senior note, 8.50%, 5/01/20	United States	15,000,000	3,150,000
Regency Energy Partners LP/Regency Energy Finance Corp.,
senior bond, 5.50%, 4/15/23	United States	5,000,000	4,731,565
senior note, 5.875%, 3/01/22	United States	1,300,000	1,329,888
senior note, 5.00%, 10/01/22	United States	10,000,000	9,821,370
Sabine Pass Liquefaction LLC,
first lien, 5.625%, 2/01/21.	United States	20,000,000	19,975,000
first lien, 5.625%, 4/15/23.	United States	6,200,000	6,091,500
senior secured note, first lien, 5.75%, 5/15/24.	United States	3,300,000	3,209,250
senior secured note, first lien, 5.625%, 3/01/25	United States	5,000,000	4,893,750
Sanchez Energy Corp.,
senior note, 7.75%, 6/15/21	United States	6,300,000	5,213,250
senior note, 6.125%, 1/15/23	United States	6,000,000	4,515,000
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	22,000,000	3,630,000

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FRANKLIN STRATEGIC SERIES
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Energy (continued)
WPX Energy Inc., senior note, 8.25%, 8/01/23	United States	10,900,000	$10,273,250
			331,381,886
Food & Staples Retailing 0.8%
[g] Cencosud SA,
senior note, 144A, 4.875%, 1/20/23.	Chile	15,000,000	15,196,800
senior note, 144A, 5.15%, 2/12/25.	Chile	15,000,000	15,283,050
Walgreens Boots Alliance Inc., senior note, 3.80%, 11/18/24	United States	30,000,000	31,316,850
			61,796,700
Food, Beverage & Tobacco 1.1%
Anheuser-Busch InBev Finance Inc., senior note, 3.30%, 2/01/23	Belgium	12,700,000	13,363,080
[g] JBS USA LLC/Finance Inc.,
senior bond, 144A, 5.875%, 7/15/24	United States	6,800,000	6,358,000
senior note, 144A, 8.25%, 2/01/20.	United States	19,000,000	19,902,500
senior note, 144A, 5.75%, 6/15/25.	United States	5,000,000	4,625,000
[g] Post Holdings Inc.,
senior note, 144A, 6.75%, 12/01/21.	United States	15,800,000	16,599,954
senior note, 144A, 6.00%, 12/15/22.	United States	10,000,000	10,306,250
senior note, 144A, 7.75%, 3/15/24.	United States	9,000,000	9,832,500
			80,987,284
Health Care Equipment & Services 1.9%
Alere Inc., senior sub. note, 6.50%, 6/15/20	United States	9,500,000	9,428,750
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	10,200,000	10,314,750
senior note, 7.125%, 7/15/20	United States	6,000,000	5,820,000
senior note, 6.875%, 2/01/22	United States	3,300,000	3,017,438
senior secured note, first lien, 5.125%, 8/15/18	United States	6,000,000	6,090,000
DaVita HealthCare Partners Inc.,
senior bond, 5.125%, 7/15/24	United States	10,000,000	10,195,950
senior bond, 5.00%, 5/01/25	United States	9,300,000	9,323,250
senior note, 5.75%, 8/15/22	United States	10,000,000	10,512,500
HCA Inc.,
senior bond, 5.875%, 5/01/23	United States	15,000,000	15,853,125
senior bond, 5.875%, 2/15/26	United States	3,000,000	3,120,000
senior note, 7.50%, 2/15/22	United States	5,000,000	5,687,500
senior secured bond, first lien, 5.875%, 3/15/22	United States	10,000,000	10,950,000
senior secured bond, first lien, 5.25%, 4/15/25	United States	10,000,000	10,375,000
Stryker Corp., senior bond, 3.50%, 3/15/26	United States	4,800,000	5,040,547
Tenet Healthcare Corp.,
senior note, 5.00%, 3/01/19	United States	6,700,000	6,666,500
senior note, 5.50%, 3/01/19	United States	15,300,000	15,376,500
senior note, 8.125%, 4/01/22	United States	5,000,000	5,212,500
senior note, 6.75%, 6/15/23	United States	2,700,000	2,689,875
			145,674,185
Insurance 0.9%
MetLife Inc.,
[h] junior sub. note, 5.25% to 6/15/20, FRN thereafter, Perpetual	United States	3,200,000	3,123,840
junior sub. note, 6.40% to 12/15/36, FRN thereafter, 12/15/66.	United States	15,000,000	16,021,500
senior note, 3.00%, 3/01/25	United States	2,400,000	2,407,658

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23

FRANKLIN STRATEGIC SERIES
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Insurance (continued)
[g] Nippon Life Insurance Co., sub. bond, 144A, 5.10% to 10/16/24, FRN
thereafter, 10/16/44	Japan	35,000,000		$38,150,000
Prudential Financial Inc., 3.50%, 5/15/24.	United States	9,900,000		10,197,406
				69,900,404
Materials 5.1%
ArcelorMittal,
senior note, 6.50%, 3/01/21	Luxembourg	17,600,000		18,025,216
senior note, 7.25%, 2/25/22	Luxembourg	10,000,000		10,487,100
senior note, 6.125%, 6/01/25	Luxembourg	3,700,000		3,635,250
[g] Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20 .	Luxembourg	5,000,000		5,262,500
[g] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc.,
senior note, 144A, 7.00%, 11/15/20.	Luxembourg	1,764,706		1,676,471
senior note, 144A, 6.75%, 1/31/21.	Luxembourg	2,400,000		2,412,000
senior note, 144A, 6.00%, 6/30/21.	Luxembourg	3,100,000		3,061,250
[l] senior secured note, 144A, FRN, 3.634%, 12/15/19	Luxembourg	8,700,000		8,807,662
[g] Barminco Finance Pty. Ltd., senior note, 144A, 9.00%, 6/01/18	Australia	15,000,000		11,587,500
[g] Cemex Finance LLC, senior secured note, first lien, 144A, 6.00%,
4/01/24	Mexico	5,800,000		5,766,099
[g] Cemex SAB de CV,
first lien, 144A, 5.70%, 1/11/25	Mexico	15,000,000		14,502,375
secured note, 144A, 5.875%, 3/25/19	Mexico	10,000,000		10,247,750
senior secured bond, first lien, 144A, 6.125%, 5/05/25.	Mexico	4,000,000		3,938,480
[g] Ceramtec Group GmbH, senior note, 144A, 8.25%, 8/15/21	Germany	11,900,000	EUR	14,699,549
[g] The Chemours Co.,
senior bond, 144A, 7.00%, 5/15/25	United States	4,700,000		4,100,750
senior note, 144A, 6.625%, 5/15/23.	United States	21,000,000		18,480,000
[g] First Quantum Minerals Ltd.,
senior note, 144A, 6.75%, 2/15/20.	Zambia	7,500,000		6,281,250
senior note, 144A, 7.00%, 2/15/21.	Zambia	10,000,000		8,150,000
[g] FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A,
9.75%, 3/01/22	Australia	20,800,000		21,894,080
Freeport-McMoRan Inc., senior note, 4.55%, 11/14/24	United States	26,000,000		22,002,500
[g] Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	13,300,000		12,982,954
[g] Glencore Funding LLC,
senior note, 144A, 4.125%, 5/30/23.	Switzerland	5,000,000		4,503,720
senior note, 144A, 4.625%, 4/29/24.	Switzerland	2,500,000		2,279,375
[g] INVISTA Finance LLC, senior secured note, 144A, 4.25%, 10/15/19	United States	30,000,000		29,117,700
Novelis Inc.,
senior note, 8.375%, 12/15/17	Canada	9,000,000		9,180,000
senior note, 8.75%, 12/15/20	Canada	8,000,000		8,300,000
[g] Owens-Brockway Glass Container Inc.,
senior note, 144A, 5.00%, 1/15/22.	United States	7,800,000		8,063,250
senior note, 144A, 5.875%, 8/15/23.	United States	12,500,000		13,468,750
Reynolds Group Issuer Inc./LLC/SA,
first lien, 5.75%, 10/15/20.	United States	6,600,000		6,872,250
senior note, 8.50%, 5/15/18	United States	14,000,000		14,034,300
senior note, 9.00%, 4/15/19	United States	1,000,000		1,017,500
senior note, 9.875%, 8/15/19	United States	400,000		414,000
senior note, 8.25%, 2/15/21	United States	10,000,000		10,400,000
senior secured note, first lien, 7.125%, 4/15/19	United States	4,000,000		4,079,520

24 Annual Report

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FRANKLIN STRATEGIC SERIES
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Materials (continued)
[g] Sealed Air Corp.,
senior bond, 144A, 5.125%, 12/01/24	United States	11,300,000		$11,907,375
senior bond, 144A, 5.50%, 9/15/25	United States	2,600,000		2,765,750
senior note, 144A, 6.50%, 12/01/20.	United States	4,000,000		4,555,000
senior note, 144A, 4.875%, 12/01/22	United States	11,300,000		11,780,250
Steel Dynamics Inc.,
senior bond, 5.50%, 10/01/24	United States	9,700,000		9,881,875
senior note, 5.125%, 10/01/21	United States	9,200,000		9,453,000
[g] U.S. Coatings Acquisition Inc./Flash Dutch 2 BV, 144A, 5.75%, 2/01/21.	United States	8,000,000	EUR	9,544,368
[j] Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%,
1/15/19	United States	2,523,000		321,682
				379,940,401
Media 4.1%
21st Century Fox America Inc., senior note, 3.00%, 9/15/22	United States	6,100,000		6,340,065
[g] Altice U.S. Finance I Corp., senior secured bond, 144A, 5.50%,
5/15/26	United States	12,800,000		12,960,000
AMC Networks Inc., senior note, 5.00%, 4/01/24	United States	12,500,000		12,546,875
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	3,000,000		3,191,250
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	United States	15,000,000		15,525,000
[g] senior bond, 144A, 5.375%, 5/01/25	United States	13,000,000		13,341,250
senior note, 6.50%, 4/30/21	United States	8,000,000		8,298,400
Clear Channel Worldwide Holdings Inc.,
senior note, 6.50%, 11/15/22	United States	3,000,000		2,925,000
senior note, 6.50%, 11/15/22	United States	5,000,000		5,050,000
senior sub. note, 7.625%, 3/15/20	United States	900,000		792,000
senior sub. note, 7.625%, 3/15/20	United States	6,400,000		5,964,032
CSC Holdings LLC,
senior bond, 7.625%, 7/15/18	United States	6,000,000		6,510,000
senior note, 6.75%, 11/15/21	United States	22,000,000		22,756,250
senior note, 5.25%, 6/01/24	United States	2,300,000		2,098,750
DISH DBS Corp.,
senior bond, 5.00%, 3/15/23	United States	10,000,000		9,175,000
senior note, 6.75%, 6/01/21	United States	4,000,000		4,130,840
senior note, 5.875%, 7/15/22	United States	3,000,000		2,925,000
senior note, 5.875%, 11/15/24	United States	5,000,000		4,712,500
Gannett Co. Inc.,
senior bond, 6.375%, 10/15/23	United States	12,000,000		13,005,000
[g] senior bond, 144A, 5.50%, 9/15/24	United States	2,800,000		2,901,500
senior note, 5.125%, 7/15/20	United States	9,800,000		10,216,500
iHeartCommunications Inc.,
senior secured bond, first lien, 9.00%, 3/01/21	United States	23,800,000		16,927,750
senior secured note, first lien, 9.00%, 9/15/22.	United States	8,100,000		5,720,625
[g] Sirius XM Radio Inc.,
senior bond, 144A, 6.00%, 7/15/24	United States	14,600,000		15,440,960
senior bond, 144A, 5.375%, 4/15/25	United States	10,000,000		10,250,000
Time Warner Cable Inc., senior note, 4.00%, 9/01/21	United States	12,600,000		13,451,130
[g] Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
senior secured bond, first lien, 144A, 5.75%, 1/15/23	Germany	2,997,000	EUR	3,705,152
senior secured note, first lien, 144A, 5.625%, 4/15/23	Germany	1,520,000	EUR	1,881,619

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Media (continued)
[g] Unitymedia KabelBW GmbH, senior bond, 144A, 6.125%, 1/15/25	Germany	18,000,000		$18,544,410
[g] Univision Communications Inc., senior secured note, first lien, 144A,
5.125%, 2/15/25	United States	25,000,000		24,781,250
[g] Virgin Media Finance PLC, senior bond, 144A, 6.375%, 10/15/24.	United Kingdom	9,600,000	GBP	14,286,180
[g] Virgin Media Secured Finance PLC,
senior secured bond, first lien, 144A, 5.50%, 1/15/25	United Kingdom	14,000,000		14,490,000
senior secured note, first lien, 144A, 5.375%, 4/15/21	United Kingdom	3,870,000		4,022,130
				308,866,418
Pharmaceuticals, Biotechnology & Life Sciences 3.2%
AbbVie Inc., senior note, 3.60%, 5/14/25	United States	30,000,000		31,528,710
Actavis Funding SCS, senior bond, 3.80%, 3/15/25	United States	25,000,000		25,680,525
[g] Baxalta Inc., senior note, 144A, 4.00%, 6/23/25	United States	30,000,000		30,904,770
Biogen Inc., senior note, 3.625%, 9/15/22	United States	14,900,000		15,808,274
[g] Endo Finance LLC/Endo Ltd./Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	11,900,000		11,424,000
senior note, 144A, 6.00%, 7/15/23.	United States	8,000,000		7,820,000
Gilead Sciences Inc., senior bond, 3.65%, 3/01/26	United States	29,800,000		31,966,818
Grifols Worldwide Operations Ltd., senior note, 5.25%, 4/01/22	United States	10,300,000		10,660,500
[g] Jaguar Holding Co. II/Pharmaceutical Product Development LLC,
senior note, 144A, 6.375%, 8/01/23	United States	15,000,000		15,622,500
[g] Valeant Pharmaceuticals International, senior note, 144A, 6.375%,
10/15/20	United States	16,600,000		15,126,750
[g] Valeant Pharmaceuticals International Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	3,100,000		2,580,750
senior note, 144A, 5.625%, 12/01/21	United States	5,000,000		4,262,500
senior note, 144A, 5.50%, 3/01/23.	United States	8,000,000		6,840,000
Zoetis Inc., senior bond, 3.25%, 2/01/23	United States	30,000,000		30,263,460
				240,489,557
Real Estate 0.4%
Equinix Inc.,
senior bond, 5.375%, 4/01/23	United States	25,000,000		26,250,000
senior bond, 5.875%, 1/15/26	United States	2,700,000		2,863,674
				29,113,674
Retailing 0.7%
[g] Argos Merger Sub Inc., senior note, 144A, 7.125%, 3/15/23	United States	15,000,000		15,375,000
[g] Dollar Tree Inc.,
senior note, 144A, 5.25%, 3/01/20.	United States	1,600,000		1,670,000
senior note, 144A, 5.75%, 3/01/23.	United States	6,900,000		7,391,625
[c,g,j] Edcon Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	15,325,000	EUR	6,142,299
Netflix Inc.,
senior bond, 5.875%, 2/15/25	United States	10,000,000		10,550,000
senior note, 5.50%, 2/15/22	United States	13,600,000		14,280,000
				55,408,924
Semiconductors & Semiconductor Equipment 0.2%
[g] Qorvo Inc.,
senior bond, 144A, 7.00%, 12/01/25	United States	4,300,000		4,429,000
senior note, 144A, 6.75%, 12/01/23.	United States	10,000,000		10,300,000
				14,729,000

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Software & Services 0.7%
[g] BMC Software Finance Inc., senior note, 144A, 8.125%, 7/15/21	United States	28,000,000	$20,860,000
[g] First Data Corp.,
second lien, 144A, 5.75%, 1/15/24	United States	22,400,000	22,820,000
senior note, 144A, 7.00%, 12/01/23.	United States	7,500,000	7,734,375
			51,414,375
Technology Hardware & Equipment 0.5%
[g,m] CommScope Holdings Co. Inc., senior note, 144A, PIK, 6.625%,
6/01/20	United States	1,800,000	1,863,536
[g] CommScope Technologies Finance LLC, senior bond, 144A, 6.00%,
6/15/25	United States	11,600,000	11,890,000
[g] Western Digital Corp., senior note, 144A, 10.50%, 4/01/24	United States	20,700,000	20,182,500
			33,936,036
Telecommunication Services 3.5%
AT&T Inc., senior bond, 3.40%, 5/15/25	United States	20,000,000	20,358,300
CenturyLink Inc.,
senior bond, 6.75%, 12/01/23	United States	5,000,000	4,943,750
senior bond, 5.625%, 4/01/25	United States	10,000,000	9,119,900
senior note, 6.00%, 4/01/17	United States	10,000,000	10,263,600
senior note, 6.45%, 6/15/21	United States	2,000,000	2,055,000
senior note, 5.80%, 3/15/22	United States	2,000,000	1,982,500
[g] Digicel Group Ltd.,
senior note, 144A, 8.25%, 9/30/20.	Bermuda	10,000,000	9,106,000
senior note, 144A, 7.125%, 4/01/22.	Bermuda	3,000,000	2,460,735
[g] Digicel Ltd.,
senior note, 144A, 6.00%, 4/15/21.	Bermuda	10,000,000	9,186,750
senior note, 144A, 6.75%, 3/01/23.	Bermuda	4,100,000	3,736,207
Intelsat Jackson Holdings SA,
senior bond, 6.625%, 12/15/22	Luxembourg	10,000,000	6,512,500
senior bond, 5.50%, 8/01/23	Luxembourg	3,000,000	1,903,560
senior note, 7.25%, 10/15/20	Luxembourg	15,000,000	11,006,250
senior note, 7.50%, 4/01/21	Luxembourg	9,000,000	6,446,250
[g] Millicom International Cellular SA, senior note, 144A, 6.625%,
10/15/21	Luxembourg	21,800,000	22,154,250
Sprint Communications Inc.,
senior note, 8.375%, 8/15/17	United States	17,000,000	17,382,500
senior note, 6.00%, 11/15/22	United States	10,000,000	7,405,100
[g] senior note, 144A, 9.00%, 11/15/18.	United States	8,000,000	8,480,000
[g] senior note, 144A, 7.00%, 3/01/20.	United States	5,000,000	5,156,250
Sprint Corp.,
senior bond, 7.875%, 9/15/23	United States	4,700,000	3,689,500
senior bond, 7.125%, 6/15/24	United States	2,700,000	2,038,500
T-Mobile USA Inc.,
senior bond, 6.50%, 1/15/24	United States	5,000,000	5,343,750
senior bond, 6.375%, 3/01/25	United States	14,700,000	15,490,125
senior note, 6.542%, 4/28/20	United States	5,000,000	5,156,310
senior note, 6.633%, 4/28/21	United States	3,500,000	3,701,250
senior note, 6.125%, 1/15/22	United States	2,000,000	2,111,260
senior note, 6.731%, 4/28/22	United States	3,500,000	3,702,055
senior note, 6.00%, 4/15/24	United States	4,200,000	4,404,750
Verizon Communications Inc., senior note, 5.15%, 9/15/23	United States	22,000,000	25,346,464

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FRANKLIN STRATEGIC SERIES
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*		Value

Corporate Bonds (continued)
Telecommunication Services (continued)
[g] Wind Acquisition Finance SA,
senior secured note, 144A, 4.00%, 7/15/20	Italy	14,400,000	EUR	$16,169,839
senior secured note, 144A, 7.00%, 4/23/21	Italy	17,300,000	EUR	18,271,378
				265,084,583
Transportation 0.4%
[g] Florida East Coast Holdings Corp.,
secured note, first lien, 144A, 6.75%, 5/01/19	United States	7,600,000		7,714,000
senior note, 144A, 9.75%, 5/01/20.	United States	4,000,000		3,140,000
Hertz Corp., senior note, 6.25%, 10/15/22	United States	3,700,000		3,744,363
[g] Stena International SA, senior secured bond, first lien, 144A, 5.75%,
3/01/24	Sweden	15,000,000		12,600,000
				27,198,363
Utilities 1.7%
Calpine Corp.,
senior bond, 5.75%, 1/15/25	United States	9,000,000		9,123,750
senior note, 5.375%, 1/15/23	United States	10,000,000		10,137,500
[g] senior secured bond, first lien, 144A, 7.875%, 1/15/23.	United States	3,490,000		3,743,025
[g] senior secured bond, first lien, 144A, 5.875%, 1/15/24.	United States	2,000,000		2,135,000
[g] senior secured note, first lien, 144A, 6.00%, 1/15/22	United States	1,300,000		1,379,625
[g,h] EDF SA,
junior sub. bond, 144A, 5.625% to 1/22/24, FRN thereafter,
Perpetual	France	5,000,000		4,820,250
sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	25,000,000		24,175,000
[g] Exelon Corp., senior bond, 144A, 3.95%, 6/15/25.	United States	18,500,000		19,756,427
[g] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	25,000,000		17,375,000
Sempra Energy,
senior bond, 3.55%, 6/15/24	United States	8,800,000		9,111,098
senior note, 3.75%, 11/15/25	United States	12,300,000		12,880,646
[g,j] Texas Competitive Electric Holdings Co. LLC/Texas Competitive
Electric Holdings Finance Inc., senior secured note, first lien, 144A,
11.50%, 10/01/20	United States	30,000,000		10,125,000
				124,762,321
Total Corporate Bonds (Cost $3,191,756,608)				2,946,777,933

[l,n] Senior Floating Rate Interests 10.7%
Automobiles & Components 0.4%
Crowne Group LLC, Term Loan, 6.00%, 9/30/20	United States	9,284,014		8,959,074
[o] TI Group Automotive Systems LLC, Initial U.S. Term Loan, 4.50%,
6/25/22	United States	20,224,302		20,224,302
				29,183,376
Capital Goods 0.3%
Doncasters U.S. Finance LLC, Second Lien Term Loan, 9.50%,
10/09/20	United States	736,591		690,554
Sensus USA Inc., Term Loan, 6.50%, 4/05/23	United States	17,780,000		17,491,075
Ventia Pty. Ltd., Term B Loans, 5.50%, 5/21/22	Australia	423,942		425,002
				18,606,631
Commercial & Professional Services 0.1%
Kar Auction Services Inc., Tranche B-3 Term Loan, 4.25%, 3/09/23	United States	9,513,966		9,549,644

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FRANKLIN STRATEGIC SERIES
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value

[l,n] Senior Floating Rate Interests (continued)
Consumer Durables & Apparel 0.0%†
[o] Prime Security Services Borrower LLC, Term B-1 Loans, 7.00%,
5/02/22	United States	2,093,917	$2,104,060
Consumer Services 0.6%
Fitness International LLC, Term B Loan, 5.50%, 7/01/20	United States	43,060,087	42,306,535
[c,m] Turtle Bay Holdings LLC, Term Loan B, PIK, 3.25%, 6/30/16	United States	4,831,215	4,630,732
			46,937,267
Diversified Financials 0.2%
First Eagle Investment Management, Initial Term Loans, 4.75%,
12/01/22	United States	9,418,935	9,360,067
Guggenheim Partners Investment Management Holdings LLC, Initial
Term Loan, 4.25%, 7/22/20	United States	8,382,847	8,402,060
			17,762,127
Energy 1.5%
Bowie Resource Holdings LLC,
First Lien Initial Term Loan, 8.75%, 8/16/20	United States	30,495,801	27,141,263
Second Lien Initial Term Loan, 12.50%, 2/16/21	United States	16,060,827	13,491,095
[c] Fieldwood Energy LLC, Loans, 3.875%, 10/01/18.	United States	37,340,312	28,191,935
Foresight Energy LLC, Term Loans, 7.50%, 8/21/20	United States	14,228,000	12,520,640
[c] McDermott Finance LLC, Term Loan, 5.25%, 4/16/19	United States	2,067,034	1,995,980
OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	10,685,597	10,258,173
OSG International Inc., Initial Term Loan, 5.75%, 8/05/19	United States	20,724,325	20,517,082
			114,116,168
Health Care Equipment & Services 0.5%
Community Health Systems Inc., 2018 Term F Loans, 3.685% -
3.886%, 12/31/18	United States	20,252,218	20,181,011
Cotiviti Corp., Second Lien Initial Term Loan, 8.00%, 5/13/22.	United States	2,349,446	2,276,026
Kinetic Concepts Inc., Dollar Term E-1 Loan, 4.50%, 5/04/18.	United States	10,190,038	10,198,954
New Millennium Holdco Inc., Closing Date Term Loan, 7.50%,
12/18/20	United States	2,983,072	2,326,796
			34,982,787
Materials 1.1%
The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	31,146,356	30,445,563
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	1,994,395	1,957,000
FMG America Finance Inc. (Fortescue Metals Group), Loans, 4.25%,
6/30/19	Australia	24,441,207	23,130,548
Huntsman International LLC, Extended Term Loan B, 3.435% -
3.519%, 4/19/19	United States	4,438,565	4,436,715
Novelis Inc., Initial Term Loan, 4.00%, 6/02/22	Canada	8,261,972	8,232,022
OCI Beaumont LLC, Term B-3 Loan, 7.75%, 8/20/19	United States	16,423,047	16,587,277
			84,789,125
Media 1.3%
CSC Holdings Inc. (Cablevision), Initial Term Loans, 5.00%, 10/09/22 .	United States	19,746,441	19,867,387
Gray Television Inc., Term Loan C, 4.25%, 6/13/21	United States	9,109,020	9,160,258
Media General Inc., Term B Loan, 4.00%, 7/31/20	United States	2,372,360	2,374,732
Radio One Inc., Term Loan B, 5.14%, 12/31/18	United States	69,057,037	69,531,805
			100,934,182

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FRANKLIN STRATEGIC SERIES
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Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value

[l,n] Senior Floating Rate Interests (continued)
Pharmaceuticals, Biotechnology & Life Sciences 1.4%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, 2015
Incremental Term B Loans, 3.75%, 9/25/22	United States	24,743,712	$24,702,464
Grifols Worldwide Operations USA Inc., US Tranche B Term Loan,
3.435%, 2/27/21	United States	30,366,904	30,442,821
Valeant Pharmaceuticals International Inc.,
Series C-2 Tranche B Term Loan, 4.75%, 12/11/19	United States	1,562,637	1,525,524
Series D-2 Tranche B Term Loan, 4.50%, 2/13/19	United States	13,717,575	13,403,210
Series F-1 Tranche B Term Loan, 5.00%, 4/01/22	United States	34,087,380	33,448,242
			103,522,261
Retailing 0.6%
Ascena Retail Group Inc., Tranche B Term Loan, 5.25%, 8/21/22	United States	38,404,459	37,847,595
The Men’s Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21.	United States	2,480,967	2,437,550
[o] PetSmart Inc., Term Loans, 4.25%, 3/10/22	United States	3,490,000	3,483,058
			43,768,203
Semiconductors & Semiconductor Equipment 0.7%
[o] Avago Technologies Cayman Finance Ltd., Term B-1 Dollar Loans,
4.25%, 2/01/23	United States	29,035,582	29,106,167
M/A-COM Technology Solutions Holdings Inc., Initial Term Loan,
4.50%, 5/07/21	United States	4,695,564	4,695,564
[o] MKS Instruments Inc., Term Loan, 6.50%, 4/29/23	United States	2,750,436	2,765,908
NXP BV/NXP Funding LLC, Tranche B Loan, 3.75%, 12/07/20.	United States	1,497,385	1,504,405
ON Semiconductor Corp., Closing Date Term Loans, 5.25%, 3/31/23	United States	17,625,431	17,742,199
			55,814,243
Software & Services 1.0%
Match Group Inc., Term B-1 Loans, 5.50%, 11/16/22	United States	8,558,634	8,633,522
MoneyGram International Inc., Term Loan, 4.25%, 3/27/20	United States	50,454,536	47,742,605
Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	United States	15,025,339	15,074,171
			71,450,298
Technology Hardware & Equipment 0.4%
Ciena Corp., Term Loan, 3.75%, 7/15/19	United States	2,309,024	2,304,694
Dell International LLC, Term B-2 Loan, 4.00%, 4/29/20	United States	13,871,169	13,877,245
[o] Western Digital Corp., U.S. Term B Loan, 8.00%, 4/29/23	United States	17,016,625	16,772,011
			32,953,950
Telecommunication Services 0.2%
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%,
6/30/19	Luxembourg	5,739,871	5,396,914
Windstream Corp., Tranche B-5 Term Loan, 3.50%, 8/08/19	United States	5,927,887	5,863,670
			11,260,584
Transportation 0.3%
Hertz Corp., Credit Linked Deposit, 3.75%, 3/11/18	United States	6,855,000	6,760,744
Navios Maritime Midstream Partners LP, Initial Term Loan, 5.50%,
6/18/20	Marshall Islands	13,433,232	12,157,075
Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	688,938	609,710
			19,527,529

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FRANKLIN STRATEGIC SERIES
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*			Value

[l,n] Senior Floating Rate Interests (continued)
Utilities 0.1%
Calpine Corp., Term Loan (B6), 4.00%, 1/15/23	United States	6,731,365			$6,720,850
Total Senior Floating Rate Interests
(Cost $818,254,935)					803,983,285

Foreign Government and Agency Securities 13.0%
Government of Hungary, 5.375%, 2/21/23	Hungary	16,250,000			17,947,719
Government of Indonesia,
6.125%, 5/15/28	Indonesia	360,000,000,000		IDR	23,802,876
FR28, 10.00%, 7/15/17	Indonesia	10,200,000,000		IDR	802,423
FR34, 12.80%, 6/15/21	Indonesia	169,210,000,000		IDR	15,753,146
FR36, 11.50%, 9/15/19	Indonesia	35,400,000,000		IDR	3,011,751
FR39, 11.75%, 8/15/23	Indonesia	29,150,000,000		IDR	2,699,995
FR44, 10.00%, 9/15/24	Indonesia	8,340,000,000		IDR	719,511
senior bond, FR53, 8.25%, 7/15/21	Indonesia	467,000,000,000		IDR	36,745,148
senior bond, FR70, 8.375%, 3/15/24	Indonesia	265,000,000,000		IDR	20,902,538
Government of Malaysia,
senior bond, 4.24%, 2/07/18	Malaysia	66,300,000		MYR	17,343,564
senior note, 3.172%, 7/15/16	Malaysia	338,100,000		MYR	86,670,959
senior note, 3.394%, 3/15/17	Malaysia	159,000,000		MYR	40,941,533
senior note, 4.012%, 9/15/17	Malaysia	242,700,000		MYR	63,086,468
Government of Mexico,
6.25%, 6/16/16	Mexico	12,628,270	[p]	MXN	73,709,353
7.25%, 12/15/16	Mexico	11,765,870	[p]	MXN	69,842,998
7.75%, 12/14/17	Mexico	4,000,000	[p]	MXN	24,611,984
senior note, M, 5.00%, 6/15/17	Mexico	9,500,000	[p]	MXN	55,820,099
[g] Government of Serbia,
senior note, 144A, 4.875%, 2/25/20.	Serbia	29,400,000			30,174,249
senior note, 144A, 7.25%, 9/28/21.	Serbia	15,000,000			17,020,050
Government of Sri Lanka,
A, 6.40%, 8/01/16	Sri Lanka	48,100,000		LKR	326,506
B, 6.40%, 10/01/16	Sri Lanka	45,400,000		LKR	306,420
Government of the Philippines,
senior bond, 9.125%, 9/04/16	Philippines	41,860,000		PHP	907,861
senior note, 2.875%, 5/22/17	Philippines	900,000,000		PHP	19,252,392
[g] Government of Ukraine,
144A, 7.75%, 9/01/22	Ukraine	5,000,000			4,784,500
144A, 7.75%, 9/01/23	Ukraine	10,155,000			9,684,316
144A, 7.75%, 9/01/24	Ukraine	10,155,000			9,685,331
144A, 7.75%, 9/01/25	Ukraine	10,155,000			9,609,169
144A, 7.75%, 9/01/26	Ukraine	10,155,000			9,545,446
144A, 7.75%, 9/01/27	Ukraine	10,054,000			9,394,458
[a,q] 144A, VRI, GDP Linked Securities, 5/31/40	Ukraine	20,490,000			6,433,860
[r] Government of Uruguay,
senior bond, Index Linked, 5.00%, 9/14/18	Uruguay	160,659,417		UYU	5,084,998
senior bond, Index Linked, 4.375%, 12/15/28	Uruguay	1,997,280,952		UYU	59,316,074
Korea Monetary Stabilization Bond,
senior note, 1.96%, 2/02/17	South Korea	23,000,000,000		KRW	20,162,476
senior note, 1.56%, 10/02/17	South Korea	33,000,000,000		KRW	28,860,130
Korea Treasury Bond, senior note, 3.00%, 12/10/16	South Korea	39,000,000,000		KRW	34,372,549

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FRANKLIN STRATEGIC SERIES
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*			Value

Foreign Government and Agency
Securities (continued)
Nota Do Tesouro Nacional,
10.00%, 1/01/17	Brazil	142,250	[s]	BRL	$40,469,631
10.00%, 1/01/21	Brazil	70,000	[s]	BRL	18,838,854
10.00%, 1/01/23	Brazil	52,000	[s]	BRL	13,602,357
[t] Index Linked, 6.00%, 8/15/16	Brazil	4,799	[s]	BRL	3,959,769
[t] Index Linked, 6.00%, 8/15/18	Brazil	34,550	[s]	BRL	28,646,005
[t] Index Linked, 6.00%, 5/15/23	Brazil	33,800	[s]	BRL	28,018,938
senior note, 10.00%, 1/01/19	Brazil	25,000	[s]	BRL	6,921,704
[g,r] Uruguay Notas del Tesoro, 18, Index Linked, 2.25%, 8/23/17	Uruguay	134,579,304		UYU	4,113,213
Total Foreign Government and Agency Securities
(Cost $1,096,710,100)					973,903,321

U.S. Government and Agency Securities 4.1%
U.S. Treasury Bond,
4.50%, 5/15/17	United States	8,000,000			8,319,688
7.125%, 2/15/23	United States	3,000,000			4,079,940
6.25%, 8/15/23	United States	4,000,000			5,285,468
6.875%, 8/15/25	United States	1,000,000			1,439,297
6.50%, 11/15/26	United States	34,000,000			49,165,190
5.25%, 2/15/29	United States	1,750,000			2,390,288
U.S. Treasury Note,
4.75%, 8/15/17	United States	7,000,000			7,368,459
3.875%, 5/15/18	United States	22,000,000			23,400,784
3.75%, 11/15/18	United States	39,000,000			41,859,480
2.75%, 2/15/24	United States	33,000,000			35,612,940
2.50%, 5/15/24	United States	64,000,000			67,872,512
2.375%, 8/15/24	United States	41,000,000			43,062,013
[r] Index Linked, 2.125%, 1/15/19	United States	8,834,833			9,519,762
[r] Index Linked, 0.625%, 7/15/21	United States	10,520,032			11,051,168
Total U.S. Government and Agency Securities
(Cost $300,357,423)					310,426,989

Asset-Backed Securities and Commercial Mortgage-
Backed Securities 7.3%
Banks 3.5%
Banc of America Commercial Mortgage Trust, 2006-4, AJ, 5.695%,
7/10/46	United States	25,977,000			25,799,094
[l] Bear Stearns Adjustable Rate Mortgage Trust, 2004-4, A6, FRN,
2.827%, 6/25/34	United States	15,449,768			15,497,213
Bear Stearns Commercial Mortgage Securities Inc.,
[l] 2006-PW11, AJ, FRN, 5.426%, 3/11/39	United States	19,604,000			18,778,225
[l] 2006-PW12, AJ, FRN, 5.885%, 9/11/38	United States	19,507,375			19,490,076
2006-PW13, AJ, 5.611%, 9/11/41	United States	21,925,000			21,882,976
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	15,756,000			14,161,887
[l] 2007-C6, AM, FRN, 5.711%, 6/10/17.	United States	25,650,000			25,810,313
2015-GC27, A5, 3.137%, 2/10/48	United States	6,739,800			6,944,800

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value

Asset-Backed Securities and Commercial Mortgage-
Backed Securities (continued)
Banks (continued)
[l] Citigroup/Deutsche Bank Commercial Mortgage Trust, 2006-CD3, AJ,
FRN, 5.688%, 10/15/48	United States	21,795,000	$12,922,909
Countrywide Asset-Backed Certificates, 2005-11, AF4, 5.21%,
3/25/34	United States	2,800,000	2,801,223
CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	10,050,000	10,687,405
Greenwich Capital Commercial Funding Corp.,
[l] 2006-GG7, AJ, FRN, 5.921%, 7/10/38	United States	25,220,000	22,884,787
2007-GG9, AM, 5.475%, 3/10/39	United States	6,165,000	6,282,206
JP Morgan Chase Commercial Mortgage Securities Trust,
2006-CB17, AM, 5.464%, 12/12/43	United States	17,740,000	17,574,841
[l] 2006-LDP7, AJ, FRN, 5.981%, 4/17/45	United States	5,660,000	4,261,980
JPMBB Commercial Mortgage Securities Trust, 2015 C-28, A4,
3.227%, 10/15/48	United States	6,110,000	6,332,191
[l] Merrill Lynch Mortgage Investors Trust, 2005-A6, 2A3, FRN, 0.819%,
8/25/35	United States	3,556,097	3,223,084
[l] Morgan Stanley Capital I Trust,
2006-HQ8, AJ, FRN, 5.423%, 3/12/44	United States	3,306,176	3,300,223
2007-IQ16, AM, FRN, 6.053%, 12/12/49	United States	3,102,000	3,252,664
2007-IQ16, AMA, FRN, 6.049%, 12/12/49	United States	12,415,000	12,899,802
Wells Fargo Commercial Mortgage Trust, 2014-LC16, A4, 3.548%,
8/15/50	United States	2,440,000	2,600,736
Wells Fargo Mortgage Backed Securities Trust,
[l] 2004-W, A9, FRN, 2.753%, 11/25/34	United States	2,745,963	2,781,460
2007-3, 3A1, 5.50%, 4/25/37	United States	619,315	627,917
			260,798,012
Diversified Financials 3.8%
[g,l] ARES CLO XII Ltd., 2007-12A, B, 144A, FRN, 1.629%, 11/25/20	United States	3,840,000	3,786,662
[g,l] Atrium CDO Corp., 10A, C, 144A, FRN, 3.233%, 7/16/25	United States	13,950,000	13,549,774
[g,l] Atrium XI, 11A, C, 144A, FRN, 3.838%, 10/23/25	Cayman Islands	15,440,000	15,512,105
Banc of America Commercial Mortgage Trust,
2015-UBS7, A3, 3.441%, 9/15/48	United States	10,920,000	11,534,667
2015-UBS7, A4, 3.705%, 9/15/48	United States	12,450,000	13,394,459
[g,l] BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 2.827%, 5/26/35	United States	9,473,234	8,781,925
[g,l] Catamaran CLO Ltd., 2013-1A, C, 144A, FRN, 3.234%, 1/27/25	United States	11,250,000	10,630,912
[g,l] Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.975%, 3/11/21	United States	3,881,000	3,717,688
[g,l] Cent CLO LP, 2013-17A, D, 144A, FRN, 3.616%, 1/30/25	United States	7,450,980	7,257,254
[g,l] CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 1.036%, 7/26/21	United States	5,130,000	5,054,845
[g] Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	27,075,000	28,117,940
[g,l] CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.749%, 10/20/43	United States	677,088	675,625
[g,l] Cumberland Park CDO Ltd., 2015-2A, B, 144A, FRN, 2.734%, 7/20/26.	United States	12,270,000	11,730,856
[g,l] Cumberland Park CLO Ltd., 2015-2A, C, 144A, FRN, 3.484%, 7/20/26 .	United States	1,850,000	1,814,739
[g,l] Eaton Vance CDO Ltd.,
2014-1A, A, 144A, FRN, 2.078%, 7/15/26	United States	17,000,000	16,884,740
2014-1A, B, 144A, FRN, 2.678%, 7/15/26	United States	4,320,500	4,227,393
2014-1A, C, 144A, FRN, 3.628%, 7/15/26	United States	1,420,629	1,386,690

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FRANKLIN STRATEGIC SERIES
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value

Asset-Backed Securities and Commercial Mortgage-
Backed Securities (continued)
Diversified Financials (continued)
[g,l] Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN,
3.555%, 9/10/35	United States	14,920,000	$15,953,203
[l] FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN1, M2, FRN, 2.639%, 2/25/24.	United States	13,000,000	13,115,474
2014-HQ2, M2, FRN, 2.639%, 9/25/24	United States	14,600,000	14,536,877
2015-HQ1, M2, FRN, 2.639%, 3/25/25	United States	9,200,000	9,286,611
[g] G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36.	United States	11,144,000	10,784,327
[l] Impac Secured Assets Trust, 2007-2, FRN, 0.689%, 4/25/37	United States	3,540,976	3,298,023
[g,l] Invitation Homes Trust, 2015-SFR1, A, 144A, FRN, 1.886%, 3/17/32	United States	8,952,652	8,981,320
[l] MortgageIT Trust,
2004-1, A2, FRN, 1.339%, 11/25/34	United States	4,346,631	4,124,525
2005-5, A1, FRN, 0.699%, 12/25/35	United States	3,559,208	3,203,075
[g,l] Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.968%, 12/24/39	United States	106,903	106,777
[l] Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN,
0.749%, 11/25/35	United States	6,247,145	5,861,279
[l] Structured Asset Mortgage Investments Trust, 2003-AR2, A1, FRN,
1.176%, 12/19/33	United States	5,801,851	5,582,846
[l] Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 1.934%,
2/25/35	United States	4,057,674	3,885,191
[l] Thornburg Mortgage Securities Trust,
2005-1, A3, FRN, 2.534%, 4/25/45	United States	5,619,732	5,553,911
2005-2, A1, FRN, 2.38%, 7/25/45	United States	3,225,373	3,122,716
[g,l] Voya CLO Ltd.,
2013-1A, B, 144A, FRN, 3.528%, 4/15/24	United States	2,740,000	2,737,644
2013-2A, B, 144A, FRN, 3.318%, 4/25/25	United States	10,770,000	10,476,410
[g,l] Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.841%, 8/01/22	United States	7,794,639	7,698,842
			286,367,325
Total Asset-Backed Securities and Commercial
Mortgage-Backed Securities (Cost $557,149,535)			547,165,337

Mortgage-Backed Securities 6.8%
[l] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate
0.0%†
FHLMC, 2.688%, 1/01/33	United States	97,292	101,515
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 1.4%
FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19	United States	378,847	390,430
FHLMC Gold 15 Year, 5.00%, 12/01/17 - 7/01/22	United States	518,528	542,127
FHLMC Gold 15 Year, 5.50%, 7/01/17 - 2/01/19	United States	42,802	43,937
[u] FHLMC Gold 30 Year, 3.50%, 5/01/46.	United States	68,191,000	71,414,091
[u] FHLMC Gold 30 Year, 4.00%, 5/01/46.	United States	24,250,000	25,892,552
FHLMC Gold 30 Year, 4.50%, 10/01/40	United States	279,114	304,422
FHLMC Gold 30 Year, 5.00%, 5/01/27 - 2/01/38	United States	2,240,118	2,472,717
FHLMC Gold 30 Year, 5.50%, 6/01/33 - 6/01/36	United States	1,465,102	1,647,349
FHLMC Gold 30 Year, 6.00%, 6/01/33 - 6/01/37	United States	507,848	576,556
FHLMC Gold 30 Year, 6.50%, 10/01/21 - 6/01/36	United States	300,185	343,297
FHLMC Gold 30 Year, 7.00%, 9/01/21 - 8/01/32	United States	43,943	47,449
FHLMC Gold 30 Year, 7.50%, 1/01/26 - 1/01/31	United States	9,157	10,719
FHLMC Gold 30 Year, 8.00%, 11/01/25 - 1/01/26	United States	244	254
FHLMC Gold 30 Year, 9.00%, 12/01/24	United States	142	165
			103,686,065

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value

Mortgage-Backed Securities (continued)
[l] Federal National Mortgage Association (FNMA) Adjustable Rate
0.0%†
FNMA, 2.522% - 2.635%, 4/01/20 - 12/01/34	United States	283,028	$295,962
Federal National Mortgage Association (FNMA) Fixed Rate 3.3%
FNMA 15 Year, 2.50%, 7/01/27	United States	507,706	524,270
FNMA 15 Year, 4.50%, 3/01/20	United States	74,123	76,956
FNMA 15 Year, 5.00%, 1/01/18 - 6/01/18	United States	71,563	73,798
FNMA 15 Year, 5.50%, 6/01/16 - 4/01/22	United States	302,942	314,053
FNMA 15 Year, 6.00%, 7/01/16 - 10/01/16	United States	1,209	1,213
[u] FNMA 30 Year, 3.50%, 5/01/46	United States	99,015,000	103,768,149
[u] FNMA 30 Year, 4.00%, 5/01/46	United States	104,000,000	111,109,360
FNMA 30 Year, 4.50%, 3/01/28 - 2/01/41	United States	855,354	933,181
[u] FNMA 30 Year, 4.50%, 5/01/46	United States	18,400,000	20,035,875
FNMA 30 Year, 5.00%, 9/01/23 - 10/01/35	United States	2,495,424	2,766,944
FNMA 30 Year, 5.50%, 9/01/33 - 12/01/35	United States	2,158,349	2,443,904
FNMA 30 Year, 6.00%, 6/01/34 - 5/01/38	United States	4,059,427	4,647,961
FNMA 30 Year, 6.50%, 3/01/28 - 10/01/37	United States	705,347	812,912
FNMA 30 Year, 7.50%, 10/01/29.	United States	9,966	12,335
FNMA 30 Year, 8.00%, 1/01/25 - 5/01/26	United States	4,659	5,604
FNMA 30 Year, 8.50%, 7/01/25	United States	523	541
			247,527,056
Government National Mortgage Association (GNMA) Fixed Rate
2.1%
GNMA I SF 30 Year, 5.00%, 6/15/34 - 7/15/34	United States	253,219	284,091
GNMA I SF 30 Year, 5.50%, 2/15/33 - 6/15/36	United States	716,222	813,443
GNMA I SF 30 Year, 6.00%, 8/15/36	United States	58,462	66,776
GNMA I SF 30 Year, 6.50%, 12/15/28 - 3/15/32	United States	53,572	61,363
GNMA I SF 30 Year, 7.00%, 11/15/27 - 5/15/28	United States	24,986	27,549
GNMA I SF 30 Year, 7.50%, 9/15/23 - 5/15/27	United States	3,391	3,807
GNMA I SF 30 Year, 8.00%, 2/15/25 - 9/15/27	United States	4,837	5,450
GNMA I SF 30 Year, 8.50%, 8/15/24	United States	81	91
GNMA I SF 30 Year, 9.00%, 1/15/25	United States	306	308
GNMA I SF 30 Year, 9.50%, 6/15/25	United States	529	532
[u] GNMA II SF 30 Year, 3.00%, 5/01/46	United States	29,000,000	30,018,397
[u] GNMA II SF 30 Year, 3.50%, 5/01/46	United States	118,975,000	125,644,158
GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	378,500	425,052
GNMA II SF 30 Year, 5.50%, 6/20/34	United States	186,811	210,736
GNMA II SF 30 Year, 6.00%, 11/20/34	United States	166,558	194,907
GNMA II SF 30 Year, 6.50%, 7/20/28 - 12/20/31	United States	91,253	107,208
GNMA II SF 30 Year, 7.50%, 4/20/32	United States	19,596	22,525
			157,886,393
Total Mortgage-Backed Securities
(Cost $507,510,406)			509,496,991

Municipal Bonds 1.0%
Illinois State GO, Build America Bonds, 7.35%, 7/01/35	United States	8,000,000	8,869,360
New Jersey EDA Revenue, School Facilities Construction, Refunding,
Series NN, 5.00%, 3/01/30.	United States	5,200,000	5,607,420
New York City HDC Capital Fund Grant Program Revenue, New York
City Housing Authority Program, Series B1, 5.00%, 7/01/33.	United States	3,500,000	4,122,860
Port Authority of New York and New Jersey Revenue, Consolidated,
One Hundred Ninety-First Series, 4.823%, 6/01/45	United States	24,150,000	25,463,277

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FRANKLIN STRATEGIC SERIES
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)
		Principal
	Country	Amount*	Value
Municipal Bonds (continued)
Puerto Rico Electric Power Authority Power Revenue,
Series A, 6.75%, 7/01/36	United States	30,900,000	$18,462,750
Series XX, 5.25%, 7/01/40	United States	15,000,000	8,962,500
Puerto Rico Sales Tax FICO Sales Tax Revenue,
first subordinate, Series A, 5.75%, 8/01/37	United States	5,000,000	2,000,000
first subordinate, Series A, 6.50%, 8/01/44	United States	12,155,000	5,150,681
Total Municipal Bonds (Cost $93,745,054)			78,638,848

		Shares
Escrows and Litigation Trusts 0.0%†
[a,e] Comfort Co. Inc., Escrow Account	United States	63,156	30,908
[a,e] NewPage Corp., LitigationTrust	United States	14,000,000	—
Total Escrows and Litigation Trusts (Cost $—)			30,908
Total Investments before Short Term Investments
(Cost $7,392,563,816)			6,949,577,542

Short Term Investments (Cost $910,963,589) 12.1%
Money Market Funds 12.1%
[a,f] Institutional Fiduciary Trust Money Market Portfolio	United States	910,963,589	910,963,589
Total Investments (Cost $8,303,527,405) 104.5%			7,860,541,131
Other Assets, less Liabilities (4.5)%.			(340,864,157)
Net Assets 100.0%.			$7,519,676,974

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CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aNon-income producing.
bThe security is owned by FT Holdings Corporation II, a wholly-owned subsidiary of the Fund. See Note 1(g).
cAt April 30, 2016, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.
dSee Note 8 regarding restricted securities.
eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2016, the aggregate value of these securities was $7,639,530, representing 0.10% of net assets.
fSee Note 3(f) regarding investments in affiliated management investment companies.
gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At
April 30, 2016, the aggregate value of these securities was $1,484,138,080, representing 19.74% of net assets.
hPerpetual security with no stated maturity date.
iA portion or all of the security purchased on a when-issued basis. See Note 1(c).
jSee Note 7 regarding defaulted securities.
kSee Note 1(f) regarding loan participation notes.
lThe coupon rate shown represents the rate at period end.
mIncome may be received in additional securities and/or cash.
nSee Note 1(i) regarding senior floating rate interests.
oA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
pPrincipal amount is stated in 100 Mexican Peso Units.
qThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.
rPrincipal amount of security is adjusted for inflation. See Note 1(k).
sPrincipal amount is stated in 1,000 Brazilian Real Peso Units.
tRedemption price at maturity is adjusted for inflation. See Note 1(k).
uA portion or all of the security purchased on a to-be-announced (TBA) basis. See Note 1(c).

At April 30, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
South Korean Won	JPHQ	Sell	96,100,000,000	$77,266,332	5/20/16	$—	$(6,616,327)
Chilean Peso	DBAB	Buy	2,000,000,000	2,787,845	6/16/16	226,064	—
Chilean Peso	DBAB	Sell	2,000,000,000	2,972,210	6/16/16	—	(41,699)
Indian Rupee	DBAB	Buy	1,472,000,000	21,417,139	6/16/16	558,487	—
Japanese Yen	BZWS	Sell	386,912,500	3,202,123	6/16/16	—	(436,676)
Japanese Yen	DBAB	Sell	12,762,115,000	105,629,159	6/16/16	—	(14,394,810)
Japanese Yen	JPHQ	Sell	2,136,360,000	17,679,977	6/16/16	—	(2,411,866)
Japanese Yen	MSCO	Sell	39,600,000	327,722	6/16/16	—	(44,704)
Malaysian Ringgit	DBAB	Buy	706,000	164,973	6/16/16	15,602	—
Malaysian Ringgit	HSBK	Buy	1,130,000	263,914	6/16/16	25,108	—
Australian Dollar	DBAB	Sell	88,440,154	61,736,110	8/18/16	—	(5,197,885)
Chilean Peso	BZWS	Buy	2,082,200,000	2,823,513	8/18/16	295,309	—
Chilean Peso	DBAB	Buy	15,048,750,000	20,648,647	8/18/16	1,892,122	—
Chilean Peso	DBAB	Sell	15,048,750,000	22,235,151	8/18/16	—	(305,617)
Chilean Peso	JPHQ	Buy	937,202,000	1,292,336	8/18/16	111,452	—
Chilean Peso	JPHQ	Sell	937,202,000	1,394,127	8/18/16	—	(9,661)
Chilean Peso	MSCO	Buy	881,530,000	1,215,233	8/18/16	105,167	—
Chilean Peso	MSCO	Sell	881,530,000	1,311,801	8/18/16	—	(8,599)

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37

FRANKLIN STRATEGIC SERIES
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

Forward Exchange Contracts (continued)

				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Euro	BZWS	Sell	23,723,517	$25,981,951	8/18/16	$—	$(1,282,829)
Euro	DBAB	Buy	51,373,505	56,845,167	8/18/16	2,196,976	—
Euro	DBAB	Sell	166,873,233	189,548,590	8/18/16	—	(2,234,182)
Euro	GSCO	Sell	800,000	910,360	8/18/16	—	(9,058)
Euro	HSBK	Sell	711,759	811,028	8/18/16	—	(6,977)
Euro	JPHQ	Buy	2,099,000	2,385,052	8/18/16	27,271	—
Euro	JPHQ	Sell	36,186,406	40,734,191	8/18/16	—	(853,840)
Euro	MSCO	Sell	2,920,000	3,195,794	8/18/16	—	(160,081)
Indian Rupee	CITI	Buy	116,369,000	1,688,955	8/18/16	31,129	—
Indian Rupee	DBAB	Buy	2,529,734,000	36,903,486	8/18/16	489,242	—
Indian Rupee	HSBK	Buy	1,380,831,000	20,035,273	8/18/16	375,189	—
Indian Rupee	JPHQ	Buy	273,412,000	3,971,702	8/18/16	69,679	—
Japanese Yen	BZWS	Sell	1,046,497,000	8,924,586	8/18/16	—	(938,469)
Japanese Yen	CITI	Sell	1,022,550,000	8,721,272	8/18/16	—	(916,087)
Japanese Yen	DBAB	Buy	14,271,000,000	126,472,230	8/18/16	8,029,509	—
Japanese Yen	DBAB	Sell	27,576,098,000	244,042,198	8/18/16	—	(15,857,820)
Japanese Yen	GSCO	Sell	755,750,000	6,445,629	8/18/16	—	(677,186)
Japanese Yen	HSBK	Sell	2,005,180,000	17,474,676	8/18/16	—	(1,423,803)
Japanese Yen	JPHQ	Sell	3,451,671,000	30,423,110	8/18/16	—	(2,108,301)
Australian Dollar	DBAB	Sell	19,450,000	13,994,275	10/20/16	—	(690,185)
British Pound	DBAB	Sell	9,013,451	13,174,962	10/20/16	—	(7,775)
British Pound	JPHQ	Sell	1,000,000	1,440,625	10/20/16	—	(21,938)
Euro	BZWS	Sell	14,703,865	16,674,918	10/20/16	—	(262,259)
Euro	CITI	Sell	4,494,237	5,091,508	10/20/16	—	(85,341)
Euro	DBAB	Sell	6,400,000	7,192,000	10/20/16	—	(180,071)
Euro	GSCO	Sell	9,398,000	10,681,767	10/20/16	—	(143,658)
Euro	JPHQ	Sell	19,141,245	21,691,433	10/20/16	—	(357,100)
Japanese Yen	BZWS	Sell	190,148,000	1,724,229	10/20/16	—	(72,108)
Japanese Yen	CITI	Sell	100,563,000	910,559	10/20/16	—	(39,465)
Japanese Yen	DBAB	Sell	5,554,349,000	50,311,588	10/20/16	—	(2,160,616)
Japanese Yen	HSBK	Sell	467,487,000	4,234,062	10/20/16	—	(182,310)
Japanese Yen	JPHQ	Sell	1,733,630,500	15,700,615	10/20/16	—	(677,076)
Malaysian Ringgit	JPHQ	Buy	2,290,000	584,482	10/20/16	—	(838)
Total Forward Exchange Contracts						$14,448,306	$(60,817,217)
Net unrealized appreciation (depreciation)							$(46,368,911)

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

38 Annual Report

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FRANKLIN STRATEGIC SERIES
CONSOLIDATED STATEMENT OF INVESTMENTS

Franklin Strategic Income Fund (continued)

At April 30, 2016, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts
					Unamortized
	Periodic	Counter-			Upfront
	Payment	party/	Notional	Expiration	Payments	Unrealized	Unrealized	Market
Description	Rate	Exchange	Amount[a]	Date	(Receipts)	Appreciation	Depreciation	Value	Rating[b]
Centrally Cleared Swap Contract
Contracts to Buy Protection
Traded Index
CDX.NA.HY.26	5.00%	ICE	$3,000,000	6/20/21	$(108,850)	$4,313	$—	$(104,537)
OTC Swap Contract
Contracts to Sell Protection[c]
Traded Index
MCDX.NA.26	1.00%	GSCO	105,000,000	6/20/21	265,476	340,543	—	606,019	Non
									Investment
									Grade
Total Credit Default Swap Contracts					$156,626	$344,856	$—	$501,482
Net unrealized appreciation (depreciation)						$344,856

aFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.
bBased on internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.
cThe fund enters contracts to sell protection to create a long credit position. Performance triggers include failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Note 9 regarding other derivative information.

See Abbreviations on page 58.

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FRANKLIN STRATEGIC SERIES

Consolidated Financial Statements

Consolidated Statement of Assets and Liabilities
April 30, 2016

Franklin Strategic Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$6,715,672,316
Cost - Controlled affiliates (Note 3f)	676,891,500
Cost - Non-controlled affiliates (Note 3f)	910,963,589
Total cost of investments	$8,303,527,405
Value - Unaffiliated issuers	$6,294,059,509
Value - Controlled affiliated issuers (Note 3f)	655,518,033
Value - Non-controlled affiliates (Note 3f)	910,963,589
Total value of investments	7,860,541,131
Cash.	4,156,416
Restricted Cash (Note 1e)	320,000
Foreign currency, at value (cost $38,557,312)	38,524,771
Receivables:
Investment securities sold	108,833,499
Capital shares sold	10,794,878
Dividends and interest	74,750,074
Due from brokers	25,641,473
Variation margin	1,113,680
OTC swap contracts (upfront payments $269,012)	265,476
Unrealized appreciation on OTC forward exchange contracts	14,448,306
Unrealized appreciation on OTC swap contracts	340,543
Other assets	7,811
Total assets	8,139,738,058
Liabilities:
Payables:
Investment securities purchased	530,861,468
Capital shares redeemed	19,383,205
Management fees	2,331,358
Distribution fees	1,885,819
Transfer agent fees	2,000,892
Distributions to shareholders	1,166,695
Due to brokers	320,000
Unrealized depreciation on OTC forward exchange contracts	60,817,217
Deferred tax.	570,107
Accrued expenses and other liabilities.	724,323
Total liabilities	620,061,084
Net assets, at value	$7,519,676,974
Net assets consist of:
Paid-in capital	$8,380,682,449
Distributions in excess of net investment income	(145,570,016)
Net unrealized appreciation (depreciation)	(488,571,570)
Accumulated net realized gain (loss)	(226,863,889)
Net assets, at value	$7,519,676,974

40 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

Class A:
Net assets, at value	$4,500,751,610
Shares outstanding.	483,086,004
Net asset value per share[a]	$9.32
Maximum offering price per share (net asset value per share ÷ 95.75%)	$9.73
Class C:
Net assets, at value	$1,645,852,274
Shares outstanding.	176,696,248
Net asset value and maximum offering price per share[a]	$9.31
Class R:
Net assets, at value	$181,671,194
Shares outstanding.	19,569,744
Net asset value and maximum offering price per share	$9.28
Class R6:
Net assets, at value	$286,503,075
Shares outstanding.	30,711,160
Net asset value and maximum offering price per share	$9.33
Advisor Class :
Net assets, at value	$904,898,821
Shares outstanding.	97,033,534
Net asset value and maximum offering price per share	$9.33

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN STRATEGIC SERIES
CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations
for the year ended April 30, 2016

Franklin Strategic Income Fund

Investment income:
Dividends:
Unaffiliated issuers	$5,137,341
Controlled affiliates (Note 3f)	20,861,655
Interest	401,910,441
Total investment income	427,909,437
Expenses:
Management fees (Note 3a)	36,653,113
Distribution fees: (Note 3c)
Class A	12,008,194
Class C	11,890,446
Class R	1,006,823
Transfer agent fees: (Note 3e)
Class A	6,832,073
Class C	2,604,635
Class R	286,643
Class R6	3,255
Advisor Class	1,443,117
Custodian fees (Note 4)	851,901
Reports to shareholders	744,763
Registration and filing fees.	341,286
Professional fees	271,760
Trustees’ fees and expenses	82,119
Other	556,626
Total expenses	75,576,754
Expense reductions (Note 4)	(10,936)
Expenses waived/paid by affiliates (Note 3f)	(2,819,090)
Net expenses	72,746,728
Net investment income.	355,162,709
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(364,550,982)
Foreign currency transactions.	43,291,893
Swap contracts	205,693
Net realized gain (loss)	(321,053,396)
Net change in unrealized appreciation (depreciation) on:
Investments	(237,265,127)
Translation of other assets and liabilities
denominated in foreign currencies	(106,189,355)
Swap contracts	77,826
Change in deferred taxes on unrealized appreciation	(345,193)
Net change in unrealized appreciation (depreciation)	(343,721,849)
Net realized and unrealized gain (loss)	(664,775,245)
Net increase (decrease) in net assets resulting from operations	$(309,612,536)

42 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN STRATEGIC SERIES
	CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin Strategic Income Fund

	Year Ended April 30,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$355,162,709	$357,650,518
Net realized gain (loss)	(321,053,396)	138,514,884
Net change in unrealized appreciation (depreciation)	(343,721,849)	(401,270,066)
Net increase (decrease) in net assets resulting from operations	(309,612,536)	94,895,336
Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class A	(203,235,139)	(282,280,270)
Class C	(69,997,315)	(104,690,062)
Class R	(8,052,939)	(11,662,658)
Class R6	(12,383,078)	(14,834,561)
Advisor Class	(45,388,450)	(62,495,206)
Net realized gains:
Class A	—	(49,068,785)
Class C	—	(19,599,475)
Class R	—	(2,116,015)
Class R6	—	(2,507,121)
Advisor Class	—	(10,474,079)
Total distributions to shareholders	(339,056,921)	(559,728,232)
Capital share transactions: (Note 2)
Class A	(361,847,394)	331,943,973
Class C	(276,223,074)	70,643,695
Class R	(25,817,388)	8,142,440
Class R6	52,377,445	20,521,455
Advisor Class	(142,209,084)	178,987,572
Total capital share transactions	(753,719,495)	610,239,135
Net increase (decrease) in net assets	(1,402,388,952)	145,406,239
Net assets:
Beginning of year.	8,922,065,926	8,776,659,687
End of year	$7,519,676,974	$8,922,065,926
Distributions in excess of net investment income included in net assets:
End of year	$(145,570,016)	$(57,248,362)

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FRANKLIN STRATEGIC SERIES

Notes to Consolidated Financial Statements

Franklin Strategic Income Fund

1. Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of ten separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Strategic Income Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as 4 p.m. Eastern time whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions,

44 Annual Report

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FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery and TBA Basis

The Fund purchases securities on a when-issued or delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

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45

FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a

46 Annual Report

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FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

e. Restricted Cash

At April 30, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

f. Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

g. FT Holdings Corporation II (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At April 30, 2016, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities. The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated. At April 30, 2016, the net assets of FT Subsidiary were $14,563,105, representing less than 1% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

h. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or

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Franklin Strategic Income Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

i. Senior Floating Rate Interests (continued)

the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2016, the Fund has determined that no tax liability is required in its consolidated financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust.

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Franklin Strategic Income Fund (continued)

Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At April 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended April 30,
		2016		2015
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	86,621,299	$820,474,987	124,483,941	$1,289,844,127
Shares issued in reinvestment of distributions	19,950,107	187,902,460	29,780,955	304,820,710
Shares redeemed	(145,536,164)	(1,370,224,841)	(122,508,169)	(1,262,720,864)
Net increase (decrease)	(38,964,758)	$(361,847,394)	31,756,727	$331,943,973
Class C Shares:
Shares sold	23,699,305	$225,556,988	41,144,532	$426,954,807
Shares issued in reinvestment of distributions	6,662,132	62,783,652	10,833,393	110,798,384
Shares redeemed	(59,915,146)	(564,563,714)	(45,307,787)	(467,109,496)
Net increase (decrease)	(29,553,709)	$(276,223,074)	6,670,138	$70,643,695
Class R Shares:
Shares sold	3,750,305	$35,486,868	5,069,436	$52,401,676
Shares issued in reinvestment of distributions	836,414	7,856,192	1,312,515	13,385,323
Shares redeemed	(7,375,237)	(69,160,448)	(5,603,123)	(57,644,559)
Net increase (decrease)	(2,788,518)	$(25,817,388)	778,828	$8,142,440
Class R6 Shares:
Shares sold	7,061,535	$67,749,297	4,582,309	$47,822,000
Shares issued in reinvestment of distributions	1,263,743	11,900,261	1,591,380	16,309,141
Shares redeemed	(2,868,916)	(27,272,113)	(4,262,404)	(43,609,686)
Net increase (decrease)	5,456,362	$52,377,445	1,911,285	$20,521,455
Advisor Class Shares:
Shares sold	29,938,042	$283,540,799	43,912,372	$455,843,462
Shares issued in reinvestment of distributions	4,428,844	41,793,674	6,465,928	66,243,350
Shares redeemed	(49,826,590)	(467,543,557)	(33,425,788)	(343,099,240)
Net increase (decrease)	(15,459,704)	$(142,209,084)	16,952,512	$178,987,572

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Franklin Strategic Income Fund (continued)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

For the year ended April 30, 2016, the effective investment management fee rate was 0.453% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

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Franklin Strategic Income Fund (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$1,671,027
CDSC retained	$254,281

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2016, the Fund paid transfer agent fees of $11,169,723, of which $4,619,899 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to May 1, 2013, the waiver was accounted for as a reduction to management fees.

									% of
									Affiliated
	Number of				Number of				Fund Shares
	Shares Held				Shares	Value			Outstanding
	at Beginning	Gross		Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions		Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Controlled Affiliates
Franklin Lower Tier
Floating Rate Fund	—	38,346,600	[a]	—	38,346,600	$374,646,288	$14,148,859	$—	85.82%
Franklin Middle Tier
Floating Rate Fund	—	29,441,483	[b]	—	29,441,483	280,871,745	6,712,796	—	80.55%
Non-Controlled Affiliates
Institutional Fiduciary
Trust Money Market
Portfolio	1,030,461,214	1,777,204,144		(1,896,701,769)	910,963,589	910,963,589	—	—	4.60%

Total						$1,566,481,622	$20,861,655	$—

aThe Fund purchased shares of the affiliate through an in-kind transfer of securities. The securities transferred had a market value of $374,291,707 and a cost basis of
$415,862,743 on the date of the transfer.
bThe Fund purchased shares of the affiliate through an in-kind transfer of securities. The securities transferred had a market value of $290,085,114 and acostbasisof
$308,052,151 on the date of the transfer.

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Franklin Strategic Income Fund (continued)

3.	Transactions with Affiliates (continued)
g.	Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.01% until August 31, 2016. There were no Class R6 transfer agent fees waived during the year ended April 30, 2016.

h. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have a common investment manager (or affiliated investment managers), directors, trustees, or officers. During the year ended April 30, 2016, the purchase and sale transactions aggregated $0 and $11,521,332, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended April 30, 2016, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards:
Short Term	$17,612,779
Long Term	208,700,025
Total capital loss carryforwards	$226,312,804

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At April 30, 2016, the Fund deferred late-year ordinary losses of $173,412,246.

The tax character of distributions paid during the years ended April 30, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$339,056,921	$482,779,438
Long term capital gain	—	76,948,794
	$339,056,921	$559,728,232

At April 30, 2016, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments.	$8,327,525,480

Unrealized appreciation	$158,080,535
Unrealized depreciation	(625,064,884)
Net unrealized appreciation (depreciation)	$(466,984,349)
Distributable earnings - undistributed ordinary
income	$13,327,307

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Franklin Strategic Income Fund (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2016, aggregated $6,657,800,782 and $7,788,379,574, respectively.

7. Credit Risk and Defaulted Securities

At April 30, 2016, the Fund had 43.91% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2016, the aggregate value of these securities was $46,076,709, representing 0.61% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Consolidated Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2016, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value

15,189	Warrior Met Coal LLC, A (Value is 0.00% of Net Assets)	3/31/16	$29,562,025	$1,531,300

9. Other Derivative Information

At April 30, 2016, the Fund’s investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts	Consolidated Statement of			Consolidated Statement of
Not Accounted for as	Assets and Liabilities			Assets and Liabilities
Hedging Instruments	Location	Fair Value		Location	Fair Value

Foreign exchange contracts.	Unrealized appreciation on OTC	$14,448,306		Unrealized depreciation on OTC	$60,817,217
	forward exchange contracts			forward exchange contracts

Credit contracts	Variation margin	4,313	[a]	Variation margin	—

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Franklin Strategic Income Fund (continued)

9. Other Derivative Information (continued)

	Asset Derivatives		Liability Derivatives
Derivative Contracts	Consolidated Statement of		Consolidated Statement of
Not Accounted for as	Assets and Liabilities		Assets and Liabilities
Hedging Instruments	Location	Fair Value	Location	Fair Value
	OTC swap contracts (premium	265,476	OTC swap contracts (premium	—
	paid)		received)
	Unrealized appreciation on OTC	340,543	Unrealized depreciation on OTC	—
	swap contracts		swap contracts

Value recovery instruments	Investments in securities, at	6,433,860
	value
Totals		$21,492,498		$60,817,217

aThis amount reflects the cumulative appreciation (depreciation) of centrally cleared swaps contracts as reported in the Consolidated Statement of Investments. Only the
variation margin receivable/payable at year end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended April 30, 2016, the effect of derivative contracts in the Fund’s Consolidated Statement of Operations was as
follows:

					Net Change in
					Unrealized
Derivative Contacts		Net Realized			Appreciation
Not Accounted for as	Consolidated Statement of	Gain (Loss) for		Consolidated Statement of	(Depreciation)
Hedging Instruments	Operations Locations	the Period		Operations Locations	for the Period

	Net realized gain (loss) from:			Net change in unrealized
				appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$47,642,688	[a]	Translation of other assets and	$(107,368,531)[a]
				liabilities denominated in
				foreign currencies
Credit contracts	Swap contracts	205,693		Swap contracts	77,826
Value recovery instruments	Investments	—		Investments	(1,659,690)
Totals		$47,848,381			$(108,950,395)

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Consolidated Statement of Operations.

At April 30, 2016, the Fund’s OTC derivative assets and liabilities, are as follows:

	Gross and Net Amounts of
	Assets and Liabilities Presented
	in the Consolidated Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$14,448,306	$60,817,217
Swap contracts	606,019	—
Total	$15,054,325	$60,817,217

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and
Liabilities.

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Franklin Strategic Income Fund (continued)

At April 30, 2016, the Fund’s OTC derivative assets which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, is as follows:

		Amounts Not Offset in the
		Consolidated Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Assets Presented in the	Instruments	Instruments	Cash	Net Amount
	Consolidated Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received	Received[a]	than zero)
Counterparty
BZWS	$295,309	$(295,309)	$—	$—	$—
CITI	31,129	(31,129)	—	—	—
DBAB	13,408,002	(13,408,002)	—	—	—
GSCO	606,019	(606,019)	—	—	—
HSBC	400,297	(400,297)	—	—	—
JPHQ	208,402	(208,402)	—	—	—
MSCO	105,167	(105,167)	—	—	—
Total	$15,054,325	$(15,054,325)	$—	$—	$—

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effectof overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

At April 30, 2016, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Consolidated Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Consolidated Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
BZWS	$2,992,341	$(295,309)	$—	$(1,240,000)	$1,457,032
CITI.	1,040,893	(31,129)	—	(320,000)	689,764
DBAB	41,070,662	(13,408,002)	—	(14,160,000)	13,502,660
GSCO	829,902	(606,019)	—	(110,000)	113,883
HSBC	1,613,090	(400,297)	—	(510,000)	702,793
JPHQ	13,056,945	(208,402)	—	(8,630,000)	4,218,543
MSCO	213,384	(105,167)	—	—	108,217
Total	$60,817,217	$(15,054,325)	$—	$(24,970,000)	$20,792,892

For the year ended April 30, 2016, the average month end fair value of derivatives represented 0.50% of average month end net assets. The average month end number of open derivatives contracts for the year was 76.

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page 58.

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Franklin Strategic Income Fund (continued)

10. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the year ended April 30, 2016, the Fund did not use the Global Credit Facility.

11. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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Franklin Strategic Income Fund (continued)

A summary of inputs used as of April 30, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$—	$14,507,843	$—		$14,507,843
Energy.	—	—	1,531,300		1,531,300
Health Care Equipment & Services	—	677,079	—		677,079
Transportation	—	2,526,425	—		2,526,425
Management Investment Companies.	759,911,283	—	—		759,911,283
Corporate Bonds	—	2,945,253,361	1,524,572		2,946,777,933
Senior Floating Rate Interests	—	803,983,285	—		803,983,285
Foreign Government and Agency Securities	—	973,903,321	—		973,903,321
U.S. Government and Agency Securities	—	310,426,989	—		310,426,989
Asset-Backed Securities and Commercial
Mortgage-Backed Securities.	—	547,165,337	—		547,165,337
Mortgage-Backed Securities	—	509,496,991	—		509,496,991
Municipal Bonds	—	78,638,848	—		78,638,848
Escrows and Litigation Trusts	—	—	30,908	[b]	30,908
Short Term Investments	910,963,589	—	—		910,963,589
Total Investments in Securities	$1,670,874,872	$6,186,579,479	$3,086,780		$7,860,541,131

Other Financial Instruments
Forward Exchange Contracts	$—	$14,448,306	$—		$14,448,306
Swap Contracts.	—	344,856	—		344,856
Total Other Financial Instruments	$—	$14,793,162	$—		$14,793,162

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$60,817,217	$—		$60,817,217

aIncludes common and convertible preferred stocks and management investment companies.
bIncludes securities determined to have no value at April 30, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the year.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the consolidated financial statements and determined that no events have occurred that require disclosure.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Franklin Strategic Income Fund (continued)

Abbreviations

Counterparty		Currency		Selected Portfolio
BZWS	Barclays Bank PLC	BRL	Brazilian Real	CDO	Collateralized Debt Obligation
CITI	Citigroup, Inc.	EUR	Euro	CLO	Collateralized Loan Obligation
DBAB	Deutsche Bank AG	GBP	British Pound Sterling	EDA	Economic Development Authority
GSCO	The Goldman Sachs Group, Inc.	IDR	Indonesian Rupiah	ETF	Exchange Traded Fund
HSBC	HSBC Bank USA, N.A.	KRW	South Korean Won	FHLMC	Federal Home Loan Mortgage Corp.
ICE	Intercontinental Exchange	LKR	Sri Lankan Rupee	FICO	Financing Corp.
JPHQ	JP Morgan Chase & Co.	MXN	Mexican Peso	FRN	Floating Rate Note
MSCO	Morgan Stanley	MYR	Malaysian Ringgit	GDP	Gross Domestic Product
		PHP	Philippine Peso	GO	General Obligation
		UYU	Uruguayan Peso	HDC	Housing Development Corp.
				PIK	Payment-In-Kind
				SF	Single Family
				VRI	Value Recovery Instrument

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Strategic Income Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated statement of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Income Fund (the "Fund") at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 15, 2016

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1991	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	121	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006)
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging
Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment
Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium)
				(1999-2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company)(2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2007	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June - December 1987).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007	145	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	121	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since
2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	160	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	145	None
One Franklin Parkway	the Board and	Board since
San Mateo, CA 94403-1906	Trustee	2013 and Trustee
since 1991
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Executive
Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	Vice President	Since 2000	Not Applicable	Not Applicable
(1962)
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway		2005
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and

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Interested Board Members and Officers (continued)

experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 12, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement for each of the separate funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution, and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilize data from Lipper, Inc. (Lipper), compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of such Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders, except as noted later in the discussion of investment performance and expenses. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into

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account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Broadridge reports furnished for the agreement renewals. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended January 31, 2016, and previous periods ended that date of up to 10 years depending on when a particular Fund commenced operations. The following summarizes the performance results for the Fund and the Board’s view of such performance.

The performance universe for this Fund consisted of the Fund and all retail and institutional multi-sector income funds as selected by Lipper. The Broadridge report comparison showed the Fund’s income return for the one-year period to be in the second-highest quintile of its Lipper performance universe, and on an annualized basis to be in the highest quintile of such universe for the previous three-year period, the second-highest quintile of such universe during the previous five-year period, and the highest quintile of such universe during the previous 10-year period. The Broadridge report showed the Fund’s total return for the one-year period to be in the lowest performing quintile of its performance universe, and on an annualized basis to be in the second-lowest performing quintile of such universe for the previous three- and five-year periods, and the middle performing quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s investment performance as set forth in the Broadridge report given its income oriented investment objective.

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for funds with multiple classes of shares. The results of such expense comparisons showed the contractual investment

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management fee rates and actual total expense ratios for Franklin Strategic Income Fund to be in the least expensive quintile of their respective Lipper expense groups. The Board was satisfied with the contractual management fee rate and total expense ratio of the Fund in comparison to its expense group as shown in the Broadridge reports, noting that this Fund benefited from fee waivers.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2015, being the most recent fiscal year end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that economies of scale were shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for the Fund contains breakpoints that continued to asset levels that exceeded its asset size at December 31, 2015. In view of such fee structure and the favorable expense comparisons of the Fund within its respective expense group, the Board believed that to the extent economies of scale may be realized by the Manager of the Funds and its affiliates, that there was a sharing of benefits with the Funds and their shareholders.

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FRANKLIN STRATEGIC SERIES FRANKLIN STRATEGIC INCOME FUND SHAREHOLDER INFORMATION

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter
April 30, 2016

Franklin Global Government Bond Fund

A SERIES OF FRANKLIN STRATEGIC SERIES

Sign up for electronic delivery at franklintempleton.com/edelivery

Contents

Annual Report
Franklin Global Government Bond Fund	3
Performance Summary	7
Your Fund’s Expenses	12
Financial Highlights and Statement of Investments	14
FinancialStatements	21
Notes to Financial Statements	25
Report of Independent Registered
Public Accounting Firm	35
Board Members and Officers	36
Shareholder Information	41

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Franklin Global Government Bond Fund

This annual report for Franklin Global Government Bond Fund covers the fiscal year ended April 30, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks total return, consisting of interest income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in "government bonds" of issuers located around the world. Government bonds include floating and fixed-rate debt securities of any maturity, such as bonds, notes, bills and debentures, issued or guaranteed by governments, government agencies or instrumentalities, including government-sponsored entities, supra-national entities and public-private partnerships.

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

Performance Overview

For the 12 months under review, the Fund’s Class A shares had a -0.44% cumulative total return. In comparison, global government bonds, as measured by the Fund’s benchmark, the Citigroup World Government Bond Index (WGBI), posted a +6.09% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

Economic and Market Overview

During the 12 months under review, global government bonds performed strongly, as measured by the Citigroup WGBI, although market volatility was elevated for much of the period. Initially, signs of improvement in the economic backdrop of both the eurozone and the U.S. prompted a rise in global government bond yields. The U.S. economy promptly recovered from a weather-related setback at the start of 2015 and the U.S. Federal Reserve (Fed) indicated that an increase in U.S. policy rates was growing increasingly likely, helping to push U.S. Treasury yields sharply higher by mid-2015.

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 19.

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FRANKLIN GLOBAL GOVERNMENT BOND FUND

The change in investor sentiment on the economic outlook led to particular weakness in German bunds and also sparked a rebound in the previously weak euro. Against this backdrop, investors initially showed few signs of concern about a lack of progress in negotiations on a further bailout for Greece. However, as relations between Greece and its creditors deteriorated, the moves in the euro and eurozone bonds partially reversed. A last-minute deal to secure a bailout was finally made in July 2015.

During 2015’s third quarter, investors’ attention was drawn to China, where a devaluation of the Chinese renminbi raised fears that a slowdown in China’s economy might be more pronounced than previously thought. Citing such concerns and the possible adverse effects on the global economy, the Fed refrained from raising U.S. interest rates at its September 2015 meeting. Although the global backdrop remained sluggish, the continued strength of the U.S. labor market and spending by U.S. consumers persuaded the Fed to act in December 2015, raising U.S. policy rates for the first time in nearly 10 years. By the time the Fed confirmed the rate increase, policymakers had already signaled their intentions to the extent that bond markets had more or less discounted the move.

Europe presented a sharply contrasting picture to the U.S., and in December 2015, the European Central Bank (ECB) eased monetary policy to bolster the region’s weak recovery. Ahead of the ECB’s decision, eurozone government bond yields had moved steadily lower as market expectations ramped up significantly, with widespread predictions of a more aggressive policy move, but the announcement of a more limited set of measures prompted a moderate sell-off as expectations were realigned.

At the start of 2016, markets became highly volatile, unsettled by renewed concerns about China, weakening global economic growth and tightening financial conditions, which were seen as potentially tipping the U.S. economy into recession. Oil prices reached their lowest levels for more than a decade by February 2016, while U.S. Treasury yields also declined to multi-year lows, and, as the possibility of further increases in U.S. policy rates appeared to recede, the U.S. dollar weakened. The Bank of Japan’s (BOJ’s) surprise decision to adopt negative interest rates sparked a sharp rally in the Japanese yen, as risk aversion increased and investors doubted whether the BOJ’s new policy would prove effective.

However, onwards from February 2016, robust data about the U.S. labor market and consumers increased confidence that these key drivers of the U.S. economy remained intact. Along with greater stability in oil prices, the data revealed U.S.

Treasuries giving up some of their gains. Although the likelihood of higher U.S. policy rates seemed to have increased, such sentiment was dented by unexpected comments from the Fed in March 2016 implying that it might not raise interest rates in the near future due to ongoing global economic uncertainty, which lead to further U.S. dollar weakness. As had been widely predicted, the ECB unveiled a further set of monetary-easing measures to stimulate the eurozone economy, although the impact was limited, since eurozone bond yields had already declined significantly ahead of the ECB’s announcement.

Dividend Distributions

5/1/15–4/30/16

		Dividend per Share (cents)
					Advisor
Month	Class A	Class C	Class R	Class R6	Class
May	2.16	1.69	1.79	2.25	2.23
June	1.91	1.46	1.60	1.98	1.98
July	1.95	1.41	1.55	1.94	1.94
August	1.79	1.29	1.41	1.82	1.82
September	1.70	1.24	1.33	1.75	1.75
October	1.59	1.10	1.24	1.64	1.63
November	1.48	1.03	1.32	1.51	1.51
December	1.18	0.69	1.03	1.22	1.22
January	1.10	0.66	0.98	1.17	1.18
February	0.97	0.53	0.81	1.01	1.02
March	0.83	0.35	0.52	0.88	0.87
April	0.68	0.25	0.31	0.74	0.73
Total	17.34	11.70	13.89	17.91	17.88

*The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income. All
Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we consider various factors including interest rates, currency exchange rates and credit risks. We use top-down macroeconomic research, bottom-up sector-specific research and quantitative analysis to identify and to seek to exploit market inefficiencies while employing a disciplined risk management process. We may use various currency-related derivative instruments, including currency forward and currency futures contracts, as well as various interest rate/bond-related derivative instruments, including interest rate/bond futures contracts and swap agreements.

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FRANKLIN GLOBAL GOVERNMENT BOND FUND

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is a futures contract?

A futures contract, or a future, is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest rate, currency and credit default swaps, are contracts between the Fund and, typically, a brokerage firm, bank, or other financial institution (the swap counterparty). In a basic swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular notional amount of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or given interest rates.

Manager’s Discussion

During the 12 months ended April 30, 2016, the Fund underperformed its benchmark, the Citigroup WGBI. The Fund’s currency allocation was a key detractor from relative performance, while positions denominated in currencies other than the U.S. dollar, euro, Japanese yen and British pound also detracted. However, security selection among government bonds contributed to relative results.

The Fund’s currency positioning detracted from relative performance, mainly due to an underweighted allocation to the stronger Japanese yen. An overweighted exposure to the Mexican peso—which weakened, along with many other emerging market currencies, as global economic growth slowed and commodities declined—also hurt relative returns.

Currency Breakdown*
4/30/16
% of Total
Net Assets
North America	76.2%
U.S. Dollar	74.3%
Canadian Dollar	1.9%
Europe	20.4%
Euro	15.1%
British Pound Sterling	5.5%
Polish Zloty	-0.2%
Latin America & Caribbean	3.0%
Mexican Peso	3.0%
Asia	0.3%
Malaysian Ringgit	0.2%
Singapore Dollar	0.1%
Australia & New Zealand	0.1%
Australian Dollar	0.1%

*Figures reflect certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

The Fund’s underweighted duration positioning in Japanese government bonds held back relative performance, following the strong performance of the Japanese sovereign bond market in the wake of the BOJ’s introduction of negative interest rates in January 2016.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

The Fund’s exposure to emerging market bonds also weighed on relative returns, although this was more than offset by the positive impact of security selection in this area and among other government bonds.

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FRANKLIN GLOBAL GOVERNMENT BOND FUND

Thank you for your participation in Franklin Global Government Bond Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2016, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN GLOBAL GOVERNMENT BOND FUND

Performance Summary as of April 30, 2016

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Net Asset Value
Share Class (Symbol)	4/30/16	4/30/15		Change
A (FGGAX)	$9.59	$9.81	-$	0.22
C (N/A)	$9.57	$9.79	-$	0.22
R (N/A)	$9.58	$9.80	-$	0.22
R6 (N/A)	$9.59	$9.81	-$	0.22
Advisor (N/A)	$9.61	$9.83	-$	0.22

Distributions[1] (5/1/15–4/30/16)
	Dividend
Share Class	Income
A	$0.1734
C	$0.1170
R	$0.1389
R6	$0.1791
Advisor	$0.1788

See page 11 for Performance Summary footnotes.

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FRANKLIN GLOBAL GOVERNMENT BOND FUND
PERFORMANCE SUMMARY

Performance as of 4/30/162

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/R6/Advisor Class: no sales charges.

	Cumulative	Average Annual	Average Annual	Total Annual Operating Expenses[6]
Share Class	Total Return[3]	Total Return[4]	Total Return (3/31/16)[5]	(with waiver)	(without waiver)
A				0.85%	2.55%
1-Year	-0.44%	-4.71%	-4.94%
Since Inception (9/6/13)	+4.67%	+0.10%	+0.11%
C				1.25%	2.95%
1-Year	-1.03%	-2.01%	-2.26%
Since Inception (9/6/13)	+2.98%	+1.11%	+1.22%
R				1.10%	2.80%
1-Year	-0.90%	-0.90%	-1.06%
Since Inception (9/6/13)	+3.44%	+1.29%	+1.40%
R6				0.59%	3.04%
1-Year	-0.38%	-0.38%	-0.64%
Since Inception (9/6/13)	+4.86%	+1.81%	+1.88%
Advisor				0.60%	2.30%
1-Year	-0.38%	-0.38%	-0.54%
Since Inception (9/6/13)	+5.15%	+1.91%	+2.03%

	Distribution	30-Day Standardized Yield[8]
Share Class	Rate[7]	(with waiver)	(without waiver)
A	0.81%	0.57%	-0.58%
C	0.31%	0.02%	-1.18%
R	0.39%	0.16%	-1.04%
R6	0.93%	0.68%	-0.45%
Advisor	0.91%	0.67%	-0.53%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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FRANKLIN GLOBAL GOVERNMENT BOND FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (9/6/13–4/30/16)

$11,000
$10,500
$10,000
$9,500
$10,423
$10,026
9/13
4/14
4/15
4/16
Franklin Global Government Bond Fund
Citigroup WGBI[9]

Average Annual Total Return

Class A	4/30/16
1-Year	-4.71%
Since Inception (9/6/13)	+0.10%

Class C (9/6/13–4/30/16)

$11,000
$10,500
$10,000
$9,500
$10,423
$10,298
9/13
4/14
4/15
4/16
Franklin Global Government Bond Fund
Citigroup WGBI[9]

Average Annual Total Return

Class C	4/30/16
1-Year	-2.01%
Since Inception (9/6/13)	+1.11%

See page 11 for Performance Summary footnotes.

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FRANKLIN GLOBAL GOVERNMENT BOND FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

Class R (9/6/13–4/30/16)

$11,000
$10,500
$10,000
$9,500
9/13
4/14
4/15
4/16
$10,423
$10,344
Franklin Global Government Bond Fund
Citigroup WGBI[5]

Average Annual Total Return

Class R	4/30/16
1-Year	-0.90%
Since Inception (9/6/13)	+1.29%

Class R6 (9/6/13–4/30/16)

$11,000
$10,500
$10,000
$9,500
9/13
4/14
4/15
4/16
$10,486
$10,423
Franklin Global Government Bond Fund
Citigroup WGBI[5]

Average Annual Total Return

Class R6	4/30/16
1-Year	-0.38%
Since Inception (9/6/13)	+1.81%

See page 11 for Performance Summary footnotes.

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FRANKLIN GLOBAL GOVERNMENT BOND FUND
PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment2 (continued)

All investments involve risks, including possible loss of principal. Special risks are associated with investing in foreign securities, including risks associated with political and economic developments, trading practices, availability of information, limited markets and currency exchange rate fluctuations and policies.
Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt. Investments in emerging market countries are subject to all of the risks of foreign investing generally and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. The
Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but thereisno guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C:	These shares have higher annual fees and expenses than Class A shares.
Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Class R6:	Shares are available to certain eligible investors as described in the prospectus.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. The distribution amount is the sum of the dividend payments to shareholders for the period shown and includes only estimated tax-basis net investment income.
2. The Fund has an expense reduction contractually guaranteed through at least 8/31/16 and a fee waiver associated with any investments in a Franklin Templeton money fund, contractually guaranteed through at least its current fiscal year-end. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares so that transfer agency fees for that class do not exceed 0.01% until at least 8/31/16. Fund investment results reflect the expense reduction, fee waiver and fee cap, to the extent applicable;
without these reductions, the results would have been lower.
3. Cumulative total return represents the change in value of an investment over the periods indicated.
4. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
5. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Distribution rate is based on an annualization of the respective class’s April dividend and the maximum offering price (NAV for Classes C, R, R6 and Advisor) per share on
4/30/16.
8. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
9. Source: Morningstar. The Citigroup WGBI is a market capitalization-weighted index consisting of investment-grade world government bond markets.
See www.franklintempletondatasources.com for additional data provider information.

See page 11 for Performance Summary footnotes.

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FRANKLIN GLOBAL GOVERNMENT BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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		FRANKLIN GLOBAL GOVERNMENT BOND FUND
			YOUR FUND’S EXPENSES

	Beginning Account	Ending Account	Expenses Paid During
Share Class	Value 11/1/15	Value 4/30/16	Period* 11/1/15–4/30/16
A
Actual	$1,000	$1,016.20	$3.46
Hypothetical (5% return before expenses)	$1,000	$1,021.43	$3.47
C
Actual	$1,000	$1,012.20	$6.25
Hypothetical (5% return before expenses)	$1,000	$1,018.65	$6.27
R
Actual	$1,000	$1,013.80	$5.36
Hypothetical (5% return before expenses)	$1,000	$1,019.54	$5.37
R6
Actual	$1,000	$1,016.50	$2.96
Hypothetical (5% return before expenses)	$1,000	$1,021.93	$2.97
Advisor
Actual	$1,000	$1,015.40	$3.01
Hypothetical (5% return before expenses)	$1,000	$1,021.88	$3.02

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 0.69%;
C: 1.25%; R: 1.07%; R6: 0.59%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Annual Report

13

FRANKLIN STRATEGIC SERIES

Financial Highlights
Franklin Global Government Bond Fund
	Year Ended April 30,
	2016	2015	2014 [a]
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.81	$10.45	$10.00
Income from investment operations[b]:
Net investment income[c]	0.12	0.17	0.11
Net realized and unrealized gains (losses)	(0.17)	(0.24)	0.47
Total from investment operations.	(0.05)	(0.07)	0.58
Less distributions from:
Net investment income and net foreign currency gains	(0.17)	(0.40)	(0.13)
Net realized gains	—	(0.17)	—
Total distributions	(0.17)	(0.57)	(0.13)
Net asset value, end of year	$9.59	$9.81	$10.45

Total return[d]	(0.44)%	(0.64)%	5.81%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.98%	2.37%	3.22%
Expenses net of waiver and payments by affiliates	0.67%	0.64%	0.57%
Net investment income.	1.23%	1.63%	1.62%

Supplemental data
Net assets, end of year (000’s)	$13,356	$11,487	$11,232
Portfolio turnover rate	37.97%	60.28%	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

14 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN STRATEGIC SERIES
	FINANCIAL HIGHLIGHTS

Franklin Global Government Bond Fund (continued)
	Year Ended April 30,
	2016	2015	2014 [a]
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.79	$10.44	$10.00
Income from investment operations[b]:
Net investment income[c]	0.06	0.10	0.08
Net realized and unrealized gains (losses)	(0.16)	(0.24)	0.46
Total from investment operations.	(0.10)	(0.14)	0.54
Less distributions from:
Net investment income and net foreign currency gains	(0.12)	(0.34)	(0.10)
Net realized gains	—	(0.17)	—
Total distributions	(0.12)	(0.51)	(0.10)
Net asset value, end of year	$9.57	$9.79	$10.44

Total return[d]	(1.03)%	(1.34)%	5.46%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.56%	2.95%	3.81%
Expenses net of waiver and payments by affiliates	1.25%	1.22%	1.16%
Net investment income.	0.65%	1.05%	1.03%

Supplemental data
Net assets, end of year (000’s)	$509	$292	$156
Portfolio turnover rate	37.97%	60.28%	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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The accompanying notes are an integral part of these financial statements. | Annual Report 15

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Global Government Bond Fund (continued)
	Year Ended April 30,
	2016	2015	2014 [a]
Class R
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.80	$10.44	$10.00
Income from investment operations[b]:
Net investment income[c]	0.08	0.12	0.08
Net realized and unrealized gains (losses)	(0.16)	(0.23)	0.47
Total from investment operations.	(0.08)	(0.11)	0.55
Less distributions from:
Net investment income and net foreign currency gains	(0.14)	(0.36)	(0.11)
Net realized gains	—	(0.17)	—
Total distributions	(0.14)	(0.53)	(0.11)
Net asset value, end of year	$9.58	$9.80	$10.44

Total return[d]	(0.90)%	(1.07)%	5.52%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.39%	2.82%	3.66%
Expenses net of waiver and payments by affiliates	1.08%	1.09%	1.01%
Net investment income.	0.82%	1.18%	1.18%

Supplemental data
Net assets, end of year (000’s)	$10	$10	$10
Portfolio turnover rate	37.97%	60.28%	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

16 Annual Report | The accompanying notes are an integral part of these financial statements.

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	FRANKLIN STRATEGIC SERIES
	FINANCIAL HIGHLIGHTS

Franklin Global Government Bond Fund (continued)
	Year Ended April 30,
	2016	2015	2014 [a]
Class R6
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.81	$10.45	$10.00
Income from investment operations[b]:
Net investment income[c]	0.13	0.18	0.11
Net realized and unrealized gains (losses)	(0.17)	(0.24)	0.48
Total from investment operations.	(0.04)	(0.06)	0.59
Less distributions from:
Net investment income and net foreign currency gains	(0.18)	(0.41)	(0.14)
Net realized gains	—	(0.17)	—
Total distributions	(0.18)	(0.58)	(0.14)
Net asset value, end of year	$9.59	$9.81	$10.45

Total return[d]	(0.38)%	(0.62)%	5.91%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.82%	3.04%	3.78%
Expenses net of waiver and payments by affiliates	0.59%	0.57%	0.51%
Net investment income.	1.31%	1.70%	1.68%

Supplemental data
Net assets, end of year (000’s)	$10	$10	$10
Portfolio turnover rate	37.97%	60.28%	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

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The accompanying notes are an integral part of these financial statements. | Annual Report 17

FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

Franklin Global Government Bond Fund (continued)
	Year Ended April 30,
	2016	2015	2014 [a]
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.83	$10.49	$10.00
Income from investment operations[b]:
Net investment income[c]	0.12	0.17	0.10
Net realized and unrealized gains (losses)	(0.16)	(0.24)	0.52
Total from investment operations.	(0.04)	(0.07)	0.62
Less distributions from:
Net investment income and net foreign currency gains	(0.18)	(0.42)	(0.13)
Net realized gains	—	(0.17)	—
Total distributions	(0.18)	(0.59)	(0.13)
Net asset value, end of year	$9.61	$9.83	$10.49

Total return[d]	(0.38)%	(0.65)%	6.24%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	1.91%	2.30%	3.16%
Expenses net of waiver and payments by affiliates	0.60%	0.57%	0.51%
Net investment income.	1.30%	1.70%	1.68%

Supplemental data
Net assets, end of year (000’s)	$10	$10	$10
Portfolio turnover rate	37.97%	60.28%	13.24%

aFor the period September 6, 2013 (commencement of operations) to April 30, 2014.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES

Statement of Investments, April 30, 2016
Franklin Global Government Bond Fund
		Principal
	Country	Amount*			Value

Foreign Government and Agency Securities 54.0%
Government of Canada, 2.75%, 6/01/22.	Canada	300,000		CAD	$262,999
Government of Chile, 3.875%, 8/05/20	Chile	100,000			108,663
[a] Government of Finland, senior bond, Reg S, 2.00%, 4/15/24	Finland	350,000		EUR	454,831
[a] Government of France, Reg S, 1.00%, 5/25/19	France	160,000		EUR	190,745
[a] Government of Germany, Reg S, 1.50%, 2/15/23	Germany	375,000		EUR	477,055
[a] Government of Indonesia, Reg S, 4.875%, 5/05/21	Indonesia	200,000			217,042
[a] Government of Lithuania, senior note, Reg S, 6.625%, 2/01/22	Lithuania	200,000			241,816
Government of Malaysia,
senior bond, 4.24%, 2/07/18	Malaysia	650,000		MYR	170,035
senior note, 3.654%, 10/31/19	Malaysia	550,000		MYR	142,119
Government of Mexico,
7.75%, 12/14/17	Mexico	30,000	[b]	MXN	184,590
8.00%, 12/07/23	Mexico	30,000	[b]	MXN	199,524
senior bond, 5.95%, 3/19/19	Mexico	100,000			111,855
Government of Peru, senior bond, 6.55%, 3/14/37.	Peru	200,000			258,365
Government of Poland,
3.25%, 7/25/19.	Poland	1,400,000		PLN	383,636
4.00%, 10/25/23	Poland	1,150,000		PLN	327,002
Government of Singapore, 2.375%, 4/01/17	Singapore	350,000		SGD	263,946
[a] Government of Spain,
senior bond, Reg S, 5.15%, 10/31/44	Spain	200,000		EUR	337,985
senior note, Reg S, 5.15%, 10/31/28	Spain	200,000		EUR	311,555
Italy Treasury Bond,
[a] Reg S, 3.50%, 3/01/30	Italy	400,000		EUR	548,057
senior bond, 4.25%, 9/01/19	Italy	160,000		EUR	208,115
senior bond, 5.50%, 9/01/22	Italy	250,000		EUR	368,602
[a] senior bond, Reg S, 5.00%, 8/01/34	Italy	270,000		EUR	439,762
[a] Queensland Treasury Corp.,
senior bond, Reg S, 5.75%, 7/22/24	Australia	300,000		AUD	277,164
senior note, Reg S, 6.00%, 7/21/22.	Australia	300,000		AUD	273,364
[a] United Kingdom Treasury Note, Reg S, 2.00%, 7/22/20	United Kingdom	490,000		GBP	749,269
Total Foreign Government and Agency Securities
(Cost $7,649,817)					7,508,096

U.S. Government and Agency Securities 25.7%
U.S. Treasury Bond,
4.375%, 11/15/39	United States	230,000			307,409
[c] Index Linked, 3.375%, 4/15/32	United States	160,296			233,287
U.S. Treasury Note,
1.00%, 8/31/16.	United States	600,000			601,266
0.75%, 1/15/17.	United States	1,100,000			1,101,848
1.875%, 8/31/17	United States	500,000			508,018
2.625%, 11/15/20	United States	600,000			636,282
[c] Index Linked, 1.25%, 7/15/20	United States	163,082			175,188
Total U.S. Government and Agency Securities
(Cost $3,465,229)					3,563,298
Total Investments before Short Term Investments
(Cost $11,115,046)					11,071,394

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19

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS

Franklin Global Government Bond Fund (continued)
	Country	Shares	Value
Short Term Investments (Cost $2,527,951) 18.2%
Money Market Funds 18.2%
[d,e] Institutional Fiduciary Trust Money Market Portfolio	United States	2,527,951	$2,527,951
Total Investments (Cost $13,642,997) 97.9%			13,599,345
Other Assets, less Liabilities 2.1%			294,572
Net Assets 100.0%			$13,893,917

*The principal amount is stated in U.S. dollars unless otherwise indicated.
aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30, 2016, the aggregate value of these securities was $4,518,645, representing 32.50% of net assets.
bPrincipal amount is stated in 100 Mexican Peso Units.
cPrincipal amount of security is adjusted for inflation. See Note 1(e).
dNon-income producing.
eSee Note 3(f) regarding investments in affiliated management investment companies.

At April 30, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Australian Dollar	BZWS	Sell	720,000	$517,573	6/15/16	$—	$(28,737)
Euro	CITI	Sell	1,120,000	1,218,762	6/15/16	—	(65,714)
Malaysian Ringgit	BZWS	Sell	2,000,000	479,329	6/15/16	—	(32,227)
Polish Zloty	BZWS	Sell	2,900,000	725,780	6/15/16	—	(33,384)
Singapore Dollar	CITI	Sell	350,000	249,057	6/15/16	—	(10,901)
Total Forward Exchange Contracts						$—	$(170,963)
Net unrealized appreciation (depreciation)							$(170,963)

[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Abbreviations on page 34.

20 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES

Financial Statements

Statement of Assets and Liabilities
April 30, 2016

Franklin Global Government Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$11,115,046
Cost - Non-controlled affiliates (Note 3f)	2,527,951
Total cost of investments	$13,642,997
Value - Unaffiliated issuers	$11,071,394
Value - Non-controlled affiliates (Note 3f)	2,527,951
Total value of investments	13,599,345
Foreign currency, at value (cost $358,509)	358,536
Receivables:
Capital shares sold	22,406
Interest	98,144
Affiliates	51,313
Other assets.	7
Total assets	14,129,751
Liabilities:
Payables:
Capital shares redeemed	12,094
Distribution fees	2,062
Transfer agent fees	1,344
Professional fees.	44,035
Unrealized depreciation on OTC forward exchange contracts	170,963
Accrued expenses and other liabilities	5,336
Total liabilities	235,834
Net assets, at value.	$13,893,917
Net assets consist of:
Paid-in capital.	$14,399,834
Distributions in excess of net investment income.	(193,628)
Net unrealized appreciation (depreciation)	(212,760)
Accumulated net realized gain (loss)	(99,529)
Net assets, at value.	$13,893,917

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The accompanying notes are an integral part of these financial statements. | Annual Report 21

FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)
April 30, 2016

Franklin Global Government Bond Fund

Class A:
Net assets, at value.	$13,356,296
Shares outstanding	1,393,316
Net asset value per share[a]	$9.59
Maximum offering price per share (net asset value per share ÷ 95.75%)	$10.02
Class C:
Net assets, at value.	$508,845
Shares outstanding	53,167
Net asset value and maximum offering price per share[a]	$9.57
Class R:
Net assets, at value.	$9,575
Shares outstanding	1,000
Net asset value and maximum offering price per share	$9.58
Class R6:
Net assets, at value.	$9,587
Shares outstanding	1,000
Net asset value and maximum offering price per share	$9.59
Advisor Class:
Net assets, at value.	$9,614
Shares outstanding	1,000
Net asset value and maximum offering price per share	$9.61

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

22 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statement of Operations
for the year ended April 30, 2016

Franklin Global Government Bond Fund

Investment income:
Interest	$228,339
Expenses:
Management fees (Note 3a)	77,921
Distribution fees: (Note 3c)
Class A	7,934
Class C	2,301
Class R	46
Transfer agent fees: (Note 3e)
Class A	8,714
Class C	265
Class R	7
Class R6	94
Advisor Class	7
Custodian fees (Note 4)	1,951
Reports to shareholders	10,388
Registration and filing fees	66,185
Professional fees	54,855
Other	8,030
Total expenses	238,698
Expenses waived/paid by affiliates (Note 3g)	(156,388)
Net expenses	82,310
Net investment income	146,029
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(386,822)
Foreign currency transactions	127,293
Net realized gain (loss)	(259,529)
Net change in unrealized appreciation (depreciation) on:
Investments	167,170
Translation of other assets and liabilities
denominated in foreign currencies	(72,767)
Net change in unrealized appreciation (depreciation)	94,403
Net realized and unrealized gain (loss)	(165,126)
Net increase (decrease) in net assets resulting from operations	$(19,097)

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The accompanying notes are an integral part of these financial statements. | Annual Report 23

FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Global Government Bond Fund

	Year Ended April 30,
	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$146,029	$195,279
Net realized gain (loss)	(259,529)	523,701
Net change in unrealized appreciation (depreciation)	94,403	(816,742)
Net increase (decrease) in net assets resulting from operations	(19,097)	(97,762)
Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class A	(207,807)	(471,147)
Class C	(4,106)	(8,576)
Class R	(139)	(360)
Class R6	(179)	(406)
Advisor Class	(196)	(433)
Net realized gains:
Class A	—	(208,054)
Class C	—	(5,007)
Class R	—	(174)
Class R6	—	(174)
Advisor Class	—	(174)
Total distributions to shareholders	(212,427)	(694,505)
Capital share transactions: (Note 2)
Class A	2,094,584	1,027,141
Class C	222,515	154,015
Advisor Class	25	30
Total capital share transactions	2,317,124	1,181,186
Net increase (decrease) in net assets	2,085,600	388,919
Net assets:
Beginning of year.	11,808,317	11,419,398
End of year	$13,893,917	$11,808,317
Undistributed net investment income included in net assets:
End of year	$—	$37,696
Distributions in excess of net investment income included in net assets:
End of year	$(193,628)	$—

24 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN STRATEGIC SERIES

Notes to Financial Statements

Franklin Global Government Bond Fund

1. Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of ten separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Global Government Bond Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place

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Annual Report

25

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 8 regarding other derivative information.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of April 30, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

1. Organization and Significant Accounting

Policies (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At April 30, 2016, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended April 30,
		2016[a]		2015[a]
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	332,524	$3,141,724	170,918	$1,766,228
Shares issued in reinvestment of distributions	3,698	35,024	10,173	102,381
Shares redeemed	(114,211)	(1,082,164)	(84,154)	(841,468)
Net increase (decrease)	222,011	$2,094,584	96,937	$1,027,141
Class C Shares:
Shares sold	44,024	$416,435	28,174	$290,140
Shares issued in reinvestment of distributions	421	3,989	1,297	13,025
Shares redeemed	(21,056)	(197,909)	(14,615)	(149,150)
Net increase (decrease)	23,389	$222,515	14,856	$154,015

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

		Year Ended April 30,
		2016[a]		2015[a]
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Shares sold	1,207	$11,435	280	$2,800
Shares issued in reinvestment of distributions	—	—	1	9
Shares redeemed	(1,207)	(11,410)	(281)	(2,779)
Net increase (decrease)	—	$25	—	$30

aDuring the year Class R and Class R6 did not report any share transactions.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to FTIML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $1 billion
0.600%	Over $1 billion up to and including $5 billion
0.550%	Over $5 billion up to and including $10 billion
0.545%	Over $10 billion up to and including $15 billion
0.540%	Over $15 billion up to and including $20 billion
0.535%	In excess of $20 billion

For the year ended April 30, 2016, the effective investment management fee rate was 0.650% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with FTIML, FT Services provides administrative services to the Fund. The fee is paid by FTIML based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

3.	Transactions with Affiliates (continued)
c.	Distribution Fees (continued)

in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated
brokers/dealers	$3,227
CDSC retained	$59

e. Transfer Agent Fees

Each class of shares, except for Class R6, pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended April 30, 2016, the Fund paid transfer agent fees of $9,087, of which $6,992 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in an affiliated management investment company for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment company, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate.

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Year	Additions	Reductions	of Year	of Year	Income	Gain (Loss)	of Year

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	221,129	3,872,435	(1,565,613)	2,527,951	$2,527,951	$—	$—	0.01%

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

g. Waiver and Expense Reimbursements

FTIML and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 0.60%, and Class R6 does not exceed 0.59% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 31, 2016. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

h. Other Affiliated Transactions

At April 30, 2016, Franklin Advisers, Inc. an affiliate of FTIML, owned 68.99% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended April 30, 2016, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At April 30, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$81,524
Long term	18,005
Total capital loss carryforwards	$99,529

For tax purposes, the Fund may elect to defer any portion of a late-year ordinary loss to the first day of the following fiscal year. At April 30, 2016, the Fund deferred late-year ordinary losses of $171,179.

The tax character of distributions paid during the years ended April 30, 2016 and 2015, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$212,427	$640,218
Long term capital gain	—	54,287
	$212,427	$694,505

At April 30, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$13,774,188

Unrealized appreciation	$307,891
Unrealized depreciation	(482,734)
Net unrealized appreciation (depreciation)	$(174,843)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums, foreign currency transactions, and tax straddles.

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2016, aggregated $4,080,602 and $4,309,525, respectively.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Other Derivative Information

At April 30, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts	Statement of		Statement of
Not Accounted for as	Assets and Liabilities		Assets and Liabilities
Hedging Instruments	Location	Fair Value	Location	Fair Value

Foreign exchange contracts	Unrealized appreciation on OTC	$ —	Unrealized depreciation on OTC	$170,963
	forward exchange contracts		forward exchange contracts

For the year ended April 30, 2016, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

Net Change
in Unrealized
Derivative Contacts		Net Realized			Appreciation
Not Accounted for as	Statement of	Gain (Loss)		Statement of	(Depreciation)
Hedging Instruments	Operations Locations	for the Year		Operations Locations	for the Year

	Net realized gain (loss) from:			Net change in unrealized
appreciation (depreciation) on:
Foreign exchange contracts	Foreign currency transactions	$122,346	[a]	Translation of other assets and	$(74,468)[a]
liabilities denominated in foreign
currencies

aForward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statement of Operations.

For the year ended April 30, 2016, the average month end fair value of derivatives represented 0.79% of average month end net assets. The average month end number of open derivative contracts for the year was 5.

At April 30, 2016, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts of
	Assets and Liabilities Presented
	in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$ —	$170,963

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

At April 30, 2016, the Fund’s OTC derivative liabilities which may be offset against the Fund’s OTC derivative assets, and collateral pledged to the counterparty, is as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross and
	Net Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
BZWS.	$94,348	$—	$—	$—	$94,348
CITI	76,615	—	—	—	76,615
Total.	$170,963	—	—	—	$170,963

See Note 1(c) regarding derivative financial instruments.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which, matures on February 10, 2017. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. Effective February 12, 2016, the annual commitment fee is 0.15%. These fees are reflected in other expenses in the Statement of Operations. During the year ended April 30, 2016, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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NOTES TO FINANCIAL STATEMENTS

Franklin Global Government Bond Fund (continued)

10. Fair Value Measurements (continued)

A summary of inputs used as of April 30, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and Agency Securities	$—	$7,508,096	$—	$7,508,096
U.S. Government and Agency Securities	—	3,563,298	—	3,563,298
Short Term Investments	2,527,951	—	—	2,527,951
Total Investments in Securities	$2,527,951	$11,071,394	$—	$13,599,345

Liabilities:
Other Financial Instruments
Forward Exchange Contracts	$—	$170,963	$—	$170,963

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Counterparty		Currency
BZWS	Barclays Bank PLC	AUD	Australian Dollar
CITI	Citigroup, Inc.	CAD	Canadian Dollar
		EUR	Euro
		GBP	British Pound Sterling
		MXN	Mexican Peso
		MYR	Malaysian Ringgit
		PLN	Polish Zloty
		SGD	Singapore Dollar

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Global Government Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Government Bond Fund (the "Fund") at April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2016 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 15, 2016

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1991	145	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	121	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006)
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging
Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment
Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium)
				(1999-2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	145	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company)(2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932)	Trustee	Since 2007	145	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1998-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980-2000) and Chief Executive
Officer (1977-1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June - December 1987).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007	145	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	121	None
One Franklin Parkway	Independent	2006 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since
2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	160	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	145	None
One Franklin Parkway	the Board and	Board since
San Mateo, CA 94403-1906	Trustee	2013 and Trustee
since 1991
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Edward B. Jamieson (1948)	President and	Since 2010	Not Applicable	Not Applicable
One Franklin Parkway	Chief
San Mateo, CA 94403-1906	Executive
Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and
officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy	Vice President	Since 2000	Not Applicable	Not Applicable
(1962)
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid Tofigh (1972)	Vice President	Since November	Not Applicable	Not Applicable
One Franklin Parkway		2005
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and

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Interested Board Members and Officers (continued)

experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.

Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 12, 2016, the Board of Trustees (Board), including a majority of trustees that are not “interested persons” as such term is defined in section 2(a)(19) of the Investment Company Act of 1940 (hereinafter referred to as “non-interested Trustees” or “independent Trustees”), approved renewal of the investment management agreement for each of the separate funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, risk control, pricing, brokerage commissions and execution, and other services provided by the Investment Manager (Manager) and its affiliates, as well as marketing support payments made to financial intermediaries. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Broadridge reports, which utilize data from Lipper, Inc. (Lipper), compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments (FTI) from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the FTI organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager. The Board also received a report on all marketing support payments made by FTI to financial intermediaries during the past year, as well as a memorandum relating to third-party servicing arrangements in response to a Guidance Update from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of such Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders, except as noted later in the discussion of investment performance and expenses. The Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of shares of different funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address cybersecurity threats. Additionally, the Board noted the Manager’s continued attention to pricing and valuation issues, particularly with respect to complex securities. Among other factors taken into

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account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm that also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and steps taken by FTI to enhance analytical support to the investment management groups and provide additional oversight of liquidity risk and complex securities. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by FTI to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its continued introduction of new funds and reassessment of the fund offerings in response to the market environment.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Broadridge reports furnished for the agreement renewals. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended January 31, 2016, and previous periods ended that date of up to 10 years depending on when a particular Fund commenced operations. The following summarizes the performance results for the Fund and the Board’s view of such performance.

The performance universe for this Fund consisted of the Fund and all retail and institutional global income funds as selected by Lipper. The Broadridge report showed the Fund’s total return for the one-year period to be in the middle performing quintile of its performance universe. The Board found the Fund’s performance to be satisfactory, taking into account that the Fund has been operational for less than three full years.

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from the Fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares for funds with multiple classes of shares. The contractual investment management fee rate for Franklin Global Government Bond Fund was in the second most expensive quintile of its Lipper expense group, while its actual total expense ratio was in the least expensive quintile of such expense group. The Board found the contractual management fee rate and total expense ratio of the Fund to be acceptable, noting that the total expenses for each Fund were subsidized by management.

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MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2015, being the most recent fiscal year end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, the Board recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Board noted that while management continually makes refinements to its methodologies in response to organizational and product related changes, the overall approach as defined by the primary drivers and activity measurements has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with the service providers and counterparties, allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that economies of scale were shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for the Fund contains breakpoints that continued to asset levels that exceeded its asset size at December 31, 2015. In view of such fee structure and the favorable expense comparisons of the Fund within its respective expense group, the Board believed that to the extent economies of scale may be realized by the Manager of the Funds and its affiliates, that there was a sharing of benefits with the Funds and their shareholders.

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Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $410,182 for the fiscal year ended April 30, 2016 and $452,420 for the fiscal year ended April 30, 2015.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $676,383 for the fiscal year ended April 30, 2016 and $3,519 for the fiscal year ended April 30, 2015. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, the review of system processes related to fixed income securities and XBRL tagging on financial statements. Other services include compliance examination for Investment Advisor Act rule 204-2 and 206-4(2).

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

        (i)     pre-approval of all audit and audit related services;

        (ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

        (iii)   pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

        (iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $676,383 for the fiscal year ended April 30, 2016 and $3,519 for the fiscal year ended April 30, 2015.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments.                N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.         N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By /s/Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date June 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Laura F. Fergerson

Laura F. Fergerson

Chief Executive Officer –

Finance and Administration

Date June 24, 2016

By /s/Gaston Gardey

Gaston Gardey

Chief Financial Officer and

Chief Accounting Officer

Date June 24, 2016